UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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Repare Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT — SUBJECT TO COMPLETION, DATED DECEMBER 3, 2025.

REPARE THERAPEUTICS INC.

7171 Frederick-Banting, Building 2, Suite 270

St-Laurent, Québec, Canada H4S 1Z9

INVITATION TO SHAREHOLDERS

Dear Shareholders,

You are cordially invited to attend a special meeting of the holders of Repare Therapeutics Inc. (the “Company”) common shares (“Common Shares,” and the holders of such Common Shares, the “Shareholders”), which we will hold at 10:00 a.m. (Montreal time) on January 16, 2026 (the “Special Meeting”). The Special Meeting will be held through a live webcast at www.proxydocs.com/RPTX. In order to attend, you must register in advance at www.proxydocs.com/RPTX prior to the deadline of 10:00 a.m. (Montreal time) on January 16, 2026. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions. You will not be able to attend the Special Meeting in person. Shareholders attending the Special Meeting virtually will be afforded the same rights and opportunities to participate as they would receive at an in-person meeting. We believe that holding the Special Meeting as a completely virtual meeting will enable us to avoid the costs and complexities associated with meetings held in a hybrid format while preserving a format that encourages U.S. and Canadian Shareholder inclusion and participation. In addition, with a view to ensure that all Shareholders will have equal opportunities to participate and vote at the Special Meeting from wherever they may physically be located on January 16, 2026, we have updated certain of our disclosures to specify how Shareholders can make or comment on motions or raise points of order through our virtual Special Meeting web platform. We encourage you to attend the Special Meeting online and participate. We recommend that you log in a few minutes before 10:00 a.m. (Montreal time) on January 16, 2026 to ensure you are logged in when the Special Meeting starts. Additional registration and participation information appears in the enclosed proxy statement and management information circular (“Circular and Proxy Statement”).

At the Special Meeting, the Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, (i) a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex D to the accompanying Circular and Proxy Statement, to approve an arrangement (the “Arrangement”) under Chapter XVI – Division II of the Business Corporations Act (Québec) (the “QBCA”) involving the Company, XenoTherapeutics, Inc. (the “Parent”), Xeno Acquisition Corp. (the “Purchaser”), and XOMA Royalty Corporation (“XRC”) pursuant to an arrangement agreement dated November 14, 2025 (the “Agreement”) and the plan of arrangement (“Plan of Arrangement”) appended as Annex E to the Circular and Proxy Statement, (ii) an ordinary resolution to approve, on an advisory and nonbinding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement (the “Compensation Resolution”), and (iii) in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, a special resolution pursuant to Section 308 of the QBCA to approve the voluntary liquidation (the “Liquidation”) and dissolution of the Company (the “Liquidation Resolution”), and (iv) in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, an ordinary resolution pursuant to Section 325 of the QBCA to approve the appointment of KPMG LLP (“KPMG”) or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company (the “Liquidator”) with authorization for the board of directors of the Company (the “Board”) to set the remuneration of the liquidator (the “Liquidator Resolution”). Pursuant to the Agreement, the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares, and Shareholders will receive (a) a cash payment per Common Share (the “Cash Amount”), which is currently estimated to be approximately US$1.82 per Common Share and will be finally determined based upon the Company’s cash balance immediately prior to the date that the Arrangement is completed (the “Effective Date”) after deducting certain transaction costs, the aggregate amount of outstanding liabilities, and a transaction fee to the Purchaser, and (b) one contingent value right (“CVR”) for each Common Share (the “CVR Consideration,” and together with the Cash Amount, the “Consideration”) that will entitle the holder to receive, following the Effective Date, contingent cash payments, described in, and subject to and in accordance with the terms and conditions of, the Contingent Value Rights Agreement (the “CVR Agreement”), all as more particularly described in the Circular and Proxy Statement.

In addition, pursuant to the Arrangement, each stock option (the “Options”) and each restricted share unit of the Company (the “RSUs,” and together with the Options, the “Incentive Securities”) outstanding as of 12:01 a.m. (Montreal time) (the “Effective Time”) on the Effective Date (whether vested or unvested) shall be deemed to be unconditionally vested, and in the case of Options, exercisable, and, without any further action by or on behalf of the holder, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for (A) in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and (B) in respect of each RSU, (i) an amount in cash from the Company equal to the Cash Amount, and (ii) one CVR, and in each case, such Option or RSU shall immediately be cancelled. In the event the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment.

The Arrangement will result in Shareholders receiving a cash payment upon completion of the Arrangement, and the Purchaser will retain US$4,000,000 of the Company’s cash balance at Closing as a transaction fee as the Company continues to discontinue and wind-up its business (the “Discontinuance”).

Following completion of the Arrangement, the Company will become a private company until ultimate dissolution and all of the Common Shares will be beneficially owned by the Purchaser. In connection with the Arrangement, the Common Shares will be delisted from the Nasdaq Global Select Market (“Nasdaq”) and deregistered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case, in accordance with applicable Laws, rules and regulations. Following completion of the Arrangement and such deregistration, the Company will no longer file reports with the U.S. Securities and Exchange Commission (the “SEC”). The Company is also expected to make an application to cease to be a reporting issuer in the Province of Québec under applicable Canadian securities laws.

An independent transaction committee (the “Transaction Committee”) of the Board has advised the Board that, after careful consideration, including, among other things, thorough consideration of (i) the extent of the strategic review process and the subsequent negotiations with the Purchaser and the Parent and the Transaction Committee’s oversight thereof, (ii) the cash amount expected to be received by the Shareholders and the certainty of value associated therewith, (iii) the potential additional value that may be provided through the CVR Agreement, (iv) the reasonableness of the transaction fee to the Purchaser under the Arrangement, (v) the Company’s prospects in continuing its business on a standalone basis, (vi) the expected return to Shareholders if the Company were alternatively liquidated, (vii) the level of transaction certainty associated with the Arrangement, including as a result of limited conditionality and no required regulatory approvals, (viii) the “deal protection” provisions of the Agreement, (ix) the Company’s ability to respond to unsolicited superior proposals under the terms of the Agreement and the ability for the Board to change its recommendation in certain circumstances, (x) the support of the Company’s directors and officers, (xi) the Company’s ability to endeavour to monetize its programs and intellectual property in the interim period, (xii) the required shareholder and court approvals required to complete the Arrangement, (xiii) the treatment of the holders of Incentive Securities, (xiv) the ability of the

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Company’s shareholders to dissent in respect of the Arrangement, (xv) the equal treatment of Shareholders under the terms of the Agreement, (xvi) advice from management and its legal and financial advisors, and (xvii) the opinion of Leerink Partners dated November 14, 2025, that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the cash consideration to be received by the Shareholders (other than holders of Excluded Shares) pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders and that the Arrangement is in the best interests of the Company. The Transaction Committee unanimously recommended to the Board that it approve the Agreement and recommend that the Shareholders vote in favour of the Arrangement Resolution.

After taking into consideration, among other things, the factors enumerated in the preceding paragraph and the unanimous recommendation of the Transaction Committee, the Board has concluded that the Arrangement is advisable and is in the best interests of the Company and has approved the Arrangement and authorized its submission to the Shareholders. Accordingly, the Board unanimously recommends that Shareholders vote FOR the Arrangement Resolution. It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved by Shareholders at the Special Meeting.

We are seeking approval of the Arrangement Resolution by the affirmative vote of not less than (i) 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) a simple majority of the votes attached to Common Shares held by Shareholders present in person (virtually) or represented by proxy at the Special Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”). See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information.

We are also seeking approval of (i) the Compensation Resolution by the affirmative vote of a majority of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, (ii) the Liquidation Resolution by the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) the Liquidator Resolution by the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting. The Board unanimously recommends that Shareholders vote FOR the Compensation Resolution, FOR the Liquidation Resolution and FOR the Liquidator Resolution. The completion of the Arrangement is not conditional upon the approval of the Compensation Resolution, the Liquidation Resolution or the Liquidator Resolution.

Whether or not you plan to attend the Special Meeting, it is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the Special Meeting. We ask that you submit a proxy or voting instruction form to have your securities voted in advance of the Special Meeting by using one of the methods described in this Circular and Proxy Statement. After reading the enclosed Circular and Proxy Statement, please promptly mark, sign, date and return the enclosed proxy or voting instruction form as instructed to ensure that your Common Shares will be represented. Regardless of the number of Common Shares you own, your careful consideration of, and vote on, the matters before our Shareholders is important.

The enclosed Circular and Proxy Statement describes the Agreement, the Arrangement and related agreements and provides specific information concerning the Special Meeting. In addition, you may obtain information about us from documents filed with the SEC. We urge you to read the entire Circular and Proxy Statement, including the annexes, carefully, as it sets forth the details of the Agreement and other important information related to the Arrangement.

We look forward to seeing you at the Special Meeting.

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Sincerely yours,

Steve Forte

President, Chief Executive Officer and Chief Financial Officer

The date of the Circular and Proxy Statement is     , 2025 and, together with the enclosed form of proxy card, is first being mailed to Shareholders on or about     , 2025.

Neither the SEC, nor any state securities commission has approved or disapproved of the transactions described in this Circular and Proxy Statement, including the Arrangement; passed upon the merits or fairness of the transactions described in this Circular and Proxy Statement, including the Arrangement; or determined if the information contained in this Circular and Proxy Statement is accurate or adequate. Any representation to the contrary is a criminal offense.

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REPARE THERAPEUTICS INC.

7171 Frederick-Banting, Building 2, Suite 270

St-Laurent, Québec, Canada H4S 1Z9

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS AND INFORMATION CIRCULAR AND PROXY STATEMENT

To the Shareholders of Repare Therapeutics Inc.:

Notice is hereby given that a special meeting (“Special Meeting”) of the holders of Repare Therapeutics Inc., a company existing under the laws of Québec (the “Company”), common shares (the “Common Shares,” and the holders of such Common Shares, the “Shareholders”) will be held on January 16, 2026 at 10:00 a.m. (Montreal time) via live webcast for the following purposes:

(1)

pursuant to an order from the Superior Court of Québec (Commercial Division), dated as of December   , 2025 (the “Interim Order”), to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex D to the accompanying proxy statement and management information circular (the “Circular and Proxy Statement”), approving a plan of arrangement (the “Plan of Arrangement”) under Chapter XVI – Division II of the Business Corporations Act (Québec) (the “QBCA”) involving the Company, XenoTherapeutics, Inc., a company existing under the Laws of Massachusetts (the “Parent”), Xeno Acquisition Corp., a company existing under the laws of Delaware (the “Purchaser”) and XOMA Royalty Corporation, a company existing under the laws of Nevada (“XRC”) pursuant to an arrangement agreement dated November 14, 2025 (the “Agreement”), whereby the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares, all as more particularly described in the Circular and Proxy Statement (the “Arrangement”);

(2)

an ordinary resolution to approve, on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement (the “Compensation Resolution”);

(3)

in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, to consider, and if thought advisable, to pass, with or without variation, a special resolution pursuant to Section 308 of the QBCA to approve the voluntary liquidation (the “Liquidation”) and dissolution of the Company in the event the Arrangement is terminated (the “Liquidation Resolution”);

(4)

in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, and to consider, and if thought advisable, to pass, with or without variation, a special resolution pursuant to Section 325 of the QBCA to approve the appointment of KPMG LLP (“KPMG”) or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company (the “Liquidator”) with authorization for the board of directors of the Company (the “Board”) to set the remuneration of the liquidator (the “Liquidator Resolution”); and

(5)	to transact such further or other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Specific details of the matters proposed to be put before the Special Meeting are set forth in the Circular and Proxy Statement that accompanies this Notice of Special Meeting of Shareholders.

During the Special Meeting’s live webcast, Registered Shareholders and duly appointed proxy holders will be able to participate, vote, and submit questions. Non-registered Shareholders who have not appointed themselves as proxy holders will be able to attend the Special Meeting as guests, but guests will not be able to vote at the Special Meeting. See “Attending and Participating in the Special Meeting” for further instructions in the Circular and Proxy Statement. As noted above, the Special Meeting will be a virtual meeting, which will be conducted exclusively on the internet. There will not be a physical meeting location, and Shareholders will not be able to attend the Special Meeting in person. You may attend the Special Meeting via the internet, vote your securities during the Special Meeting and submit questions at the appropriate times during the Special Meeting.

An independent transaction committee (the “Transaction Committee”) of the Board has advised the Board that, after careful consideration, including, among other things, thorough consideration of (i) the process undertaken by the Company, over several months, to explore strategic alternatives to maximize Shareholder value; (ii) the strategic alternatives and options available to the Company, including the prospects of the Company on a standalone basis and the expected return to Shareholders if the Company were to be liquidated and the Company’s conclusion that none of the potential parties contacted during the Company’s process to explore strategic alternatives offered a transaction that the Company considered more advantageous to Shareholders than the Arrangement; (iii) the terms and conditions of the Agreement; (iv) the benefits and risks associated with the Arrangement; (v) the impact of the Arrangement on the Shareholders and other stakeholders of the Company; (vi) advice from management and its legal and financial advisors; and (vii) the opinion of Leerink Partners dated November 14, 2025, that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the cash consideration to be received by the Shareholders (other than holders of Excluded Shares) pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, the Transaction Committee unanimously determined that the Consideration to be received by the Shareholders (other than holders of Excluded Shares) pursuant to the Arrangement is fair to the Shareholders, that the Arrangement is in the best interests of the Company, and unanimously recommended to the Board that it approve the Agreement and recommend that the Shareholders vote in favour of the Arrangement Resolution.

After taking into consideration, among other things, the factors enumerated in the preceding paragraph and the unanimous recommendation of the Transaction Committee, the Board has concluded that the Arrangement is in the best interests of the Company and has approved the Arrangement and authorized its submission to the Shareholders. Accordingly, the Board unanimously recommends that Shareholders vote FOR the Arrangement Resolution. It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved by Shareholders at the Special Meeting.

It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved by Shareholders at the Special Meeting. Accordingly, we are seeking approval of the Arrangement Resolution by the affirmative vote of not less than (i) 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) a simple majority of the votes attached to Common Shares held by Shareholders present in person (virtually) or represented by proxy at the Special Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”), which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information.

We are also seeking approval of (i) the Compensation Resolution by the affirmative vote of a majority of the votes cast by Shareholders present or represented by proxy at the Special Meeting, (ii) the Liquidation Resolution by the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (iii) the Liquidator Resolution by the affirmative vote of not

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less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting. The Board unanimously recommends that Shareholders vote FOR the Compensation Resolution, FOR the Liquidation Resolution and FOR the Liquidator Resolution. The completion of the Arrangement is not conditional upon the approval of the Compensation Resolution, the Liquidation Resolution or the Liquidator Resolution.

Pursuant to the Interim Order, the record date for determining the Shareholders entitled to receive notice of and to vote at the Special Meeting is the close of business on November 21, 2025 (the “Record Date”). Only Shareholders whose names have been entered in the applicable securities register as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting.

Your vote is important regardless of the number of Common Shares you own. Shareholders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, it is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the Special Meeting. We ask you to submit a proxy or voting instruction form to have your securities voted in advance of the Special Meeting by using one of the methods described in this Circular and Proxy Statement. Shareholders are urged to complete and return the enclosed proxy or voting instruction form promptly. Alternatively, Shareholders can vote online by following the instructions on their proxy or voting instruction form. To be effective, the proxies must be received at the Montreal office of Computershare Investor Services Inc. (“Computershare”), the Company’s registrar and transfer agent, located at 650 de Maisonneuve Blvd. West, 7th floor, Montreal, Québec, H3A 3T2, Canada, by 10:00 a.m. (Montreal time) on January 16, 2026, or, in the event that the Special Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Special Meeting. Shareholders whose Common Shares are held by a broker, investment dealer, bank, trust company, nominee or other intermediary (collectively, an “Intermediary”) will receive either a voting instruction form or form of proxy and should follow the instructions provided by such Intermediary. Late proxies may be accepted or rejected by the chair of the Special Meeting in his discretion, and the chair is under no obligation to accept or reject any particular late proxy.

Only Registered Shareholders as of the Record Date have been granted the right to dissent in respect of the Arrangement Resolution. If the Arrangement becomes effective, a Registered Shareholder as of the Record Date who dissents in respect of the Arrangement Resolution (a “Dissenting Shareholder”) in accordance with the dissent procedures of Chapter XIV – Division I of the QBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Superior Court of Québec, is entitled to be paid the fair value of such Dissenting Shareholder’s Common Shares. If you wish to dissent, you must deliver to our Secretary at Repare Therapeutics Inc., 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada H4S 1Z9, Attention: Secretary or by emailing investor@reparerx.com, a written objection to the Arrangement Resolution not later than 5:00 p.m. (Montreal time) on January 14, 2026, being the Business Day which is two Business Days immediately preceding the Special Meeting (or, if the Special Meeting is postponed or adjourned, by 5:00 p.m. (Montreal time) on the Business Day which is two Business Days immediately preceding the date of the postponed or adjourned Special Meeting) and otherwise comply strictly with the dissent procedures of Chapter XIV – Division I of the QBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Superior Court of Québec, as described in the Circular and Proxy Statement. This right is described in detail in the Circular and Proxy Statement under the heading “Dissent Rights.” The text of Chapter XIV – Division I of the QBCA, which will be relevant in any dissent proceeding, is set forth in Annex C to the Circular and Proxy Statement.

Beneficial owners of Common Shares registered in the name of a broker, investment dealer or other intermediary who wish to dissent should be aware that only Registered Shareholders as of the Record Date are entitled to dissent. Beneficial Shareholders who wish to exercise dissent rights must cause each Registered Shareholder holding their Common Shares to deliver the notice of dissent or make arrangements for such Common Shares to be re-registered in their names.

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Failure to strictly comply with the dissent procedures described in the Circular and Proxy Statement may result in the loss of any right of dissent. It is strongly suggested that any Shareholder wishing to dissent seek independent legal advice.

All Shareholders are cordially invited to attend the Special Meeting.

The Arrangement is described in the accompanying Circular and Proxy Statement, which we urge you to read carefully. A copy of the Agreement is included as Annex A to the Circular and Proxy Statement and is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Please review the Circular and Proxy Statement before you cast your vote.

By Order of the Board of Directors,

Steve Forte
President, Chief Executive Officer and Chief Financial Officer

The date of the Circular and Proxy Statement is     , 2025 and, together with the enclosed form of proxy card, it is first being mailed to Shareholders on or about    , 2025.

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SUMMARY TERM SHEET

The following summary highlights information described in more detail elsewhere in this Circular and Proxy Statement. To understand the Arrangement and the other matters being considered at the Special Meeting more fully and for a more complete description of the legal terms of the Arrangement, you should carefully read this entire Circular and Proxy Statement, the annexes to this Circular and Proxy Statement and the documents that we refer to in this Circular and Proxy Statement. You may obtain any additional information referred to in this Circular and Proxy Statement without charge by following the instructions in the section entitled “Where You Can Find More Information.”

In this Circular and Proxy Statement, the terms “we,” “us,” “our,” the “Company” refer to Repare Therapeutics Inc. Other defined terms used in this Circular and Proxy Statement are defined in the section entitled “Glossary of Terms” of this Circular and Proxy Statement.

The Parties to the Arrangement

Repare Therapeutics Inc.

The Company is a company incorporated under the Laws of Québec, Canada. The head office of the Company is located at 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada, and its telephone number is (857) 412-7018.

The Company is a precision medicine oncology company focused on the development of synthetic lethality-based therapies for patients with cancer. In January 2025, the Company announced a re-alignment of resources and a re-prioritization of its clinical portfolio to focus on the continued advancement of its Phase 1 clinical programs, RP-3467 and RP-1664. On February 24, 2025, the Company approved a phased reorganization to reduce its workforce by approximately 75% by the fourth quarter of 2025, with remaining employees primarily focused on the continued advancement of its Phase 1 clinical programs, RP-3467 and RP-1664. In May 2025, the Company announced the out-licensing of its discovery platforms to DCx Biotherapeutics Corporation (“DCx”), and in July 2025, the Company announced an exclusive out-licensing agreement with Debiopharm International S.A. (“Debiopharm”), for its lunresertib program. The Company continues to explore a full range of strategic alternatives, partnerships and sale opportunities across its portfolio to maximize shareholder value.

Additional information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in our subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference herein and are available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca. See “Where You Can Find More Information.”

XenoTherapeutics, Inc.

XenoTherapeutics, Inc. (the “Parent”) is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education.

Xeno Acquisition Corp.

Xeno Acquisition Corp. (the “Purchaser”) is a wholly-owned subsidiary of Parent that will, among other things, acquire all of the issued and outstanding Common Shares pursuant to the arrangement agreement (the “Agreement”), all as more particularly described in this Circular and Proxy Statement (the “Arrangement”).

XOMA Royalty Corporation

XOMA Royalty Corporation (“XRC”) is a biotech royalty aggregator. XRC has a sizable portfolio of economic rights to future potential milestone and royalty payments associated with partnered commercial and pre-commercial therapeutic candidates. XRC is a Nevada corporation, with its principal offices located at 2200 Powell Street, Suite 310, Emeryville, California. Its telephone number is (510) 204-7239.

The Arrangement

The purpose of the Arrangement is to effect the acquisition of the Company by the Purchaser (the “Transaction”). If all of the conditions to the completion of the Arrangement are satisfied or waived, the Arrangement will be implemented by way of a Court-approved statutory Plan of Arrangement under Chapter XVI – Division II of the QBCA.

The following summarizes the steps which will occur under the Plan of Arrangement on the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived. The following description of steps is qualified in its entirety by reference to the full text of the Plan of Arrangement attached as Annex E to this Circular and Proxy Statement:

Commencing at 12:01 a.m. (Montreal time) (the “Effective Time”) on the date that the Arrangement is completed (the “Effective Date”), each of the events set out below will occur and be deemed to occur in the following sequence, in each case without any further authorization, act or formality of or by the Company, the Purchaser or any other person in each case, effective as at five-minute intervals starting at the Effective Time, except as indicated otherwise:

a)

the Company shall reduce its issued share capital maintained in respect of the Common Shares by an aggregate amount equal to the aggregate Cash Amount payable to the Shareholders plus the Incentive Securities Cash Balance and distribute to the Shareholders an amount per Common Share equal to the sum of (i) the Cash Amount, plus (ii) (A) the Incentive Securities Cash Balance divided by (B) the number of issued and outstanding Common Shares as at immediately prior to the Effective Time (the “Distribution”);

b)

concurrently with step (a) above, each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan or the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Incentive Securities Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;

c)

concurrently with step (a) above, each RSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan governing such RSU or any award or similar agreement pursuant to which any RSUs were granted or awarded, as applicable, be deemed to be unconditionally vested and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount, and (ii) one CVR, and such RSU shall immediately be cancelled and all of the Company’s obligations with respect to each such RSU shall be deemed to be fully satisfied;

d)

concurrently with step (a) above, (i) each holder of Incentive Securities shall cease to be a holder of such Incentive Securities, (ii) such holder’s name shall be removed from each applicable register, (iii) the Equity Incentive Plan, Option Plan and any and all award or similar agreements relating to the Incentive Securities shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Incentive Securities and thereafter have only the right to receive the Incentive Securities Consideration to which they are entitled pursuant to the Plan of Arrangement, at the time and in the manner specified in the Plan of Arrangement;

e)

concurrently with step (a) above, the Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of such Warrant and any subscription or similar agreement pursuant to which such Warrant was issued, be deemed to be transferred and surrendered by such holder to the Company, and such Warrant shall immediately be cancelled and all of the Company’s obligations with respect to such Warrant shall be deemed to be fully satisfied. For greater certainty, because the exercise price in respect of such Warrant is greater than the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Warrant the Consideration or any other amount in respect of such Warrant, and such Warrant shall be immediately cancelled and surrendered for no consideration. In addition, (i) the former holder of the Warrant shall cease to be a holder of such Warrant, (ii) such holder’s name shall be removed from the register of Warrants, (iii) the Warrant agreement and any and all subscription or similar agreements relating to the Warrant shall be terminated and shall be of no further force and effect and (iv) such holder shall cease to have any rights as a holder in respect of such Warrant;

f)

each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3 of the Plan of Arrangement, and:

(i)

such Dissenting Shareholder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid the Fair Value by the Purchaser for such Common Share set out in the Plan of Arrangement;

(ii)	such Dissenting Shareholder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

g)

each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the Cash Amount plus the issuance by the Purchaser of one CVR per Common Share, and:

(i)	each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid one CVR per Common Share;

(ii)	the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company;

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company; and

h)

the exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

Following completion of the Arrangement, the Company will apply to cease to be a reporting issuer in Canada and the Common Shares will be delisted from Nasdaq Global Select Market (“Nasdaq”) and deregistered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case, in accordance with applicable Laws, rules and regulations. Following completion of the Arrangement and such deregistration, the Company will no longer file periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). The Arrangement will be carried out pursuant to the terms of the Agreement and the Plan of Arrangement.

Arrangement Consideration

Pursuant to the Agreement, the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares and Shareholders will receive (a) a cash payment per Common Share (the “Cash Amount”), which is currently estimated to be approximately US$1.82 per Common Share and which will be finally determined based upon the Company’s cash balance immediately prior to the closing of the Transaction (the “Closing”) after deducting certain transaction costs, the aggregate amount of outstanding liabilities, and a transaction fee to the Purchaser, and (b) one CVR for each Common Share that will entitle the holder to receive a pro rata portion of potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement.

Court Approval of the Arrangement

Under the QBCA, the Arrangement requires approval by the Superior Court of Quebec (Commercial Division). On December  , 2025, the Company obtained the Interim Order providing for the calling and holding of the Special Meeting, the Dissent Rights and other procedural matters. Subject to the approval of the Arrangement Resolution by the Shareholders at the Special Meeting, the Company intends to make an application to the Court for the Final Order approving the Arrangement. Assuming that the Final Order is granted, the Company will file with the Enterprise Registrar under the QBCA the Articles of Arrangement as soon as reasonably practicable and in any event within five Business Days after the satisfaction or waiver of the conditions to the completion of the Arrangement. For more information, you should read “Court Approval of the Arrangement.”

The Special Meeting

The Special Meeting will be held on January 16, 2026 at 10:00 a.m. (Montreal time) via live webcast. There will be no physical meeting location. Any Shareholder can attend the virtual Special Meeting live online by registering at www.proxydocs.com/RPTX prior to the deadline of 10:00 a.m. (Montreal time) on January 16, 2026. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions.

At the Special Meeting, you will be asked:

(1)	to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Annex D, approving the Arrangement;

(2)	to consider and, if thought advisable, to pass, with or without variation, the Compensation Resolution;

(3)

in the event the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, to consider and, if thought advisable, to pass, with or without variation, (i) the Liquidation Resolution and (ii) the Liquidator Resolution; and

(4)	to consider and vote upon proposals to act upon other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Record Date and Voting Information

Only Shareholders who hold Common Shares at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Special Meeting. Each Common Share outstanding on the Record Date will be entitled to one vote on the Arrangement Resolution. Each Common Share outstanding on the Record Date will be entitled to one vote on each of the Compensation Resolution, Liquidation Resolution and Liquidator Resolution. As of the Record Date, there were 43,108,362 issued and outstanding Common Shares.

Broker non-votes and proxies marked “ABSTAIN” will be counted only for the purpose of determining whether a quorum is present at the Special Meeting and not as votes cast. Such broker non-votes and proxies marked “ABSTAIN” will have no effect on the outcome of the various matters to be voted upon at the Special Meeting. Abstentions will have no effect on the outcome of the vote to approve the Arrangement Resolution, Compensation Resolution, Liquidation Resolution and Liquidator Resolution.

Quorum

Under the by-laws of the Company, a quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 25% of the votes attached to all of the issued Common Shares of the Company entitled to voting rights at the Special Meeting. Broker non-votes and proxies marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned or postponed to solicit additional attendance.

Required Vote

Approval of the Arrangement Resolution requires the affirmative vote of not less than (i) 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) a simple majority of the votes attached to Common Shares held by Shareholders present in person (virtually) or represented by proxy at the Special Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101 in connection with the transaction. See “Interests of the Company’s Directors and Executive Officers in the Arrangement — Canadian Securities Law Matters” for more information. As of the close of business on November 21, 2025, the Record Date, there were 43,108,362 Common Shares issued and outstanding.

Approval of the Compensation Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special meeting. Approval of the Liquidation Resolution requires the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting. Approval of the Liquidator Resolution requires the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting.

Voting by Shareholders

Any Registered Shareholder entitled to vote may submit a proxy by returning a signed proxy card by mail, through the internet or by telephone, or may vote in person (virtually) by attending the Special Meeting. If you are a Beneficial Shareholder and hold your Common Shares in “street name” through an Intermediary, you should instruct your Intermediary on how you wish your Common Shares to be voted using the instructions provided by such Intermediary. The Intermediary cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your Intermediary on how you wish your Common Shares to be voted. If you are a street name holder and wish to vote the Common Shares beneficially owned by you in person (virtually) by ballot at the Special Meeting, you must provide a “legal proxy” from your Intermediary, giving you the right to vote the Common Shares at the Special Meeting.

Recommendation of the Transaction Committee

The Transaction Committee, with the advice and assistance of its independent legal and financial advisors, evaluated the Arrangement and the terms and conditions of the Agreement. At a meeting held on November 14, 2025, the Transaction Committee unanimously determined that the Consideration to be received by the Shareholders pursuant to the Arrangement is fair to the Shareholders and that the Arrangement is in the best interests of the Company. The Transaction Committee unanimously recommended that the Board (i) approve the Agreement; and (ii) recommend that the Shareholders vote “FOR” the Arrangement Resolution.

Recommendation of the Board

On November 14, 2025, based in part on the unanimous recommendation of the Transaction Committee and with the advice and assistance of its independent legal and financial advisors, as well as on the basis of the other factors described under the heading “Reasons for the Arrangement,” the Board:

•	determined unanimously that the Arrangement is in the best interests of the Company and is fair to the Shareholders;

•	authorized and approved unanimously the Arrangement and the Agreement, and the Company’s entrance into the Agreement and the performance by the Company of its obligations thereunder;

•	determined unanimously that the Arrangement Resolution shall be submitted for the consideration of the Shareholders at the Special Meeting; and

•	unanimously recommends that the Shareholders vote “FOR” the Arrangement Resolution.

Reasons for the Arrangement

During the course of their evaluation, the Board and the Transaction Committee carefully considered a variety of factors with respect to the Arrangement, including, among other things:

•

Certainty of Value — The (i) cash amount to be received by Shareholders provides certain and immediate value and liquidity to the Shareholders for their Common Shares and (ii) CVR may provide additional value and liquidity to the Shareholders for their Common Shares, especially when viewed against the internal and external risks and uncertainties associated with macroeconomic conditions, including the current state of the U.S. and global economies, and the potential impact of such risks, the trading price of the Common Shares on Nasdaq and the potential for an alternative strategic transaction.

•

Accelerating and Maximizing Cash Payment — In furtherance of the Discontinuance, the Arrangement is expected to maximize the amount of cash that will be paid to Shareholders and to provide Shareholders with cash sooner than would be the case in the context of a statutory liquidation which has been determined to be the only other viable alternative transaction available to the Company. Further, the cash amount to be received by the Shareholders is expected to be approximately equal to the cash value per Common Share that will remain in the Company, after deducting certain transaction costs, the aggregate amount of outstanding liabilities, and a transaction fee to the Purchaser.

•

Results of a Strategic Review Process — The Arrangement is the result of a reasoned, fully informed process. The Company conducted a fulsome strategic process, with the assistance of its outside legal counsels and the Company’s financial advisor, to explore potential strategic alternatives to maximize shareholder value. The Company conducted a tailored market search, ultimately focusing on potential financial buyers, because the Company believes that cash acquisition transaction proposals offered certainty of closing and value to the Shareholders. There were no alternative transactions that the Company considered more advantageous to the Shareholders than the Arrangement. The Company also considered alternatives to a strategic process, including a liquidation of the Company to distribute any available cash to Shareholders.

•

No Financing Condition — The Arrangement is not subject to a financing condition and XRC has unconditionally and irrevocably guaranteed the full and timely performance and satisfaction of Purchaser’s obligations under the Agreement.

•

Potential Additional Consideration —  The CVR Consideration provides Shareholders with an opportunity to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement. See “The CVR Agreement.”

•

Reasonable Holdback and Purchaser Fee — The amount of cash held back at closing, including a transaction fee of US$4,000,000 to be retained by the Purchaser and deductions for other customary fees, expenses and liabilities, are reasonable and maximize the amount of cash to be distributed to Shareholders in connection with the Arrangement.

•

Prospects of the Company on a Standalone Basis — The Transaction Committee reviewed and assessed the assets, liabilities and financial condition of the Company if it pursued another business on a standalone basis, which belief was based on and informed by consideration of a number of factors, risks and uncertainties, including:

•	the Company’s historical results of operations, including the Company’s strategic reprioritization;

•	the Company’s short-term and long-term strategic goals;

•	the uncertain returns to the Shareholders if the Company were to continue as a going concern; and

•

the Transaction Committee’s belief that the risks and challenges to the Company’s business described above create substantial execution risks compared to the certainty of the cash amount expected to be received by Shareholders.

•

Expected Return to Shareholders if the Company is Liquidated — The Company believes that the Consideration to be paid to the Shareholders in the Arrangement is more favorable to such holders than the potential value that might be distributable to the Shareholders if the Company were to effect a statutory liquidation, which conclusion was based on a financial analysis performed by the Company’s management and, among other factors, the following: (i) an orderly liquidation would require that the Company continue to operate until a liquidation process could be completed, which would likely require the Company to continue to incur costs as a publicly listed company that would reduce the cash available for distribution to the Shareholders; (ii) the Company’s directors and officers do not have substantial experience with the liquidation of companies, which would necessitate engaging and compensating experienced consultants to assist with the liquidation effort, as well as incentivizing certain existing employees to remain with the Company through the liquidation process; (iii) the Company would need to engage and compensate advisors and consultants to assist with efforts to attempt to monetize the Company’s assets; and (iv) the Company would need to set aside cash for an extended period of time to be available to cover contingent liabilities in connection with a liquidation, during which extended period of time, the Shareholders would not receive any of such withheld cash, and any such contingent liabilities that emerged as actual liabilities would reduce the amount available for ultimate distribution to the Shareholders.

•

High Level of Transaction Certainty and No Required Regulatory Approvals — The Company believes that the level of transaction certainty associated with the Arrangement is high, including as a result of its limited conditionality and the absence of any required regulatory filings.

•

Ability to Monetize Programs and Intellectual Property —  The Company retains the ability to monetize its programs and intellectual property prior to Closing, which may further enhance the value available for distribution to Shareholders at the Effective Time or following the Effective Time through the CVR.

•

Required Shareholder Approval —  The Arrangement Resolution requires approval of not less than (i) two-thirds of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) to the extent required under MI 61-101, a simple majority of the votes attached to Common Shares held by Shareholders present in person (virtually) or represented by proxy at the Special Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101.

•

Ability to Respond to Acquisition Proposals Terms of the Arrangement — Under the terms of the Agreement, the Board remains able to respond to any Acquisition Proposals if it is determined that such Acquisition Proposal could reasonably be expected to lead to a Superior Proposal and to terminate the Agreement if the Company receives a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders, subject to a cash termination payment to Purchaser (the “Termination Payment”) in an amount equal to $2.0 million, upon the occurrence of certain termination events. See “The Arrangement — Termination Payment and Expenses” in this Circular and Proxy Statement for more information.

•

Ability to Change its Recommendation — The Board’s right to make a Change of Recommendation to the Shareholders in the event of a Superior Proposal, subject to the Purchaser’s Right to Match Period and payment of the Termination Payment.

•

Opinion of Leerink Partners — The opinion of Leerink Partners dated November 14, 2025, that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the cash consideration to be received by the Shareholders (other than holders of Excluded Shares) pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders. See “The Arrangement —  Opinion of Leerink Partners” in this Circular and Proxy Statement. Shareholders are urged to read the opinion of Leerink Partners in its entirety. The full text of the opinion of Leerink Partners is attached as Annex B to this Circular and Proxy Statement.

•

Negotiated Transaction — The Agreement is the result of the Transaction Committee’s extensive strategic review process and negotiations with the Purchaser that were undertaken by the Company and its legal advisors with the oversight and participation of the Transaction Committee and its financial advisors. The Transaction Committee believes the Arrangement is in the best interest of the Company and the Agreement includes terms and conditions that are reasonable in the judgment of the Transaction Committee.

•	Dissent Rights — Registered Shareholders as of the Record Date who oppose the Arrangement may exercise Dissent Rights in connection with the Arrangement.

The Transaction Committee and the Board also considered a number of potential issues and risks related to the Arrangement and the Agreement, including, among others:

•	the risks to the Company and the Shareholders, if the Arrangement is not completed, including the costs to the Company in pursuing the Arrangement;

•	the fact that if the Agreement is terminated under certain circumstances, the Company must pay the Termination Payment to the Purchaser as set forth in the Agreement; and

•	the right of the Purchaser to terminate the Agreement under certain circumstances.

Opinion of Leerink Partners

The Company retained Leerink Partners as its financial advisor in connection with the transactions contemplated by the Agreement. In connection with this engagement, the Board requested that Leerink Partners evaluate the fairness, from a financial point of view, to the holders of Common Shares (other than Excluded Shares (as defined below)) of the cash amount proposed to be paid to such holders pursuant to the Arrangement contemplated by the Agreement.

On November 14, 2025, Leerink Partners rendered to the Transaction Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated November 14, 2025, that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the cash amount proposed to be paid to the Shareholders (other than Excluded Shares) pursuant to the terms of the Arrangement was fair, from a financial point of view, to such holders.

The full text of the written opinion of Leerink Partners, dated November 14, 2025, which describes the assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Leerink Partners set forth below is qualified in its entirety by the full text of the written opinion attached hereto as Annex B. Leerink Partners’ financial advisory services and opinion were provided for the information and assistance of the Transaction Committee and the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Arrangement and the opinion of Leerink Partners addressed only the fairness, from a financial point of view, as of the date thereof, to the Shareholders (other than holders of Excluded Shares) of the cash amount proposed to be paid to such holders pursuant to the terms of the Arrangement. The opinion of Leerink Partners did not address any other term or aspect of the Agreement or the Arrangement and does not constitute a recommendation to the Shareholders as to whether or how such holder should vote with respect to the Arrangement or otherwise act with respect to the Arrangement or any other matter.

The full text of the written opinion of Leerink Partners should be read carefully in its entirety for a description of the assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion.

The Agreement

In accordance with the Agreement, each of the Company and the Purchaser has agreed to certain covenants, including covenants relating to the Discontinuance, satisfying the conditions precedent to their respective obligations under the Agreement and the Plan of Arrangement, and obtaining the required Shareholder and court approvals described in the Agreement. A copy of the Plan of Arrangement is attached to this Circular and Proxy Statement as Annex E. Further, a copy of the Agreement is attached to this Circular and Proxy Statement as Annex A and is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca. We urge you to read the full text of the Agreement and the Plan of Arrangement because they are the legal documents that govern the Arrangement.

Conditions to the Arrangement

The obligations of the Parties to complete the Arrangement under the Agreement are subject to the satisfaction or waiver of certain conditions described further under the heading “The Arrangement Agreement — Conditions Precedent to the Arrangement.”

Termination of Agreement

The Parties may agree in writing to terminate the Agreement and abandon the Arrangement at any time prior to the Arrangement becoming effective. In addition, the Company or the Purchaser may terminate the Agreement and abandon the Arrangement at any time prior to the Effective Date if certain specific events occur. Depending on the termination event, a Termination Payment in an amount equal to $2,000,000 may be payable by the Company. See “The Arrangement —Termination Payment and Expenses” in this Circular and Proxy Statement for more information.

CVR Agreement

Under the terms of the Agreement, in addition to the Cash Amount, Shareholders will receive for each Common Share held at the Effective Time a CVR pursuant to the CVR Agreement, each entitling the holder to receive a pro rata portion of contingent cash payments equal to (i) 100% of certain additional receivables that may be received by the Company within ninety (90) days following Closing (net of certain permitted deductions incurred in connection therewith); (ii) a percentage of the net proceeds received from the Company’s existing partnerships with Bristol-Myers Squibb, Debiopharm and DCx, as follows: (a) 90% received from the Closing date until the 2nd anniversary thereof, (b) 85% received from the 2nd anniversary of the Closing date until the 4th anniversary of the Closing date, (c) 80% received from the 4th anniversary of the Closing date until the 4th anniversary of the Closing date, and (d) 75% received from the 6th anniversary of the Closing date until the 10th anniversary of the Closing date; (iii) 100% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s product candidates and/or intellectual property related to its RP-1664 program, RP-3500 (camonsertib) program, or any other license or disposition of the Company’s product candidates or research programs if such license or disposition is entered into prior to the Closing date; (iv) 100% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s Polq program, RP-3467, to any person with whom negotiations were initiated prior to the Closing date; (v) 50% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s product candidates and/or intellectual property that occurs within 10 years following the Closing date if such license or disposition is entered into following the Closing Date; and (vi) 100% of the net proceeds received by the 10th anniversary of the Closing date by the Company or Repare Therapeutics USA, Inc. from any Governmental Entity on account of investment tax credits, reimbursements or refunds, in each case, to the extend attributable to the period (or portion thereof) prior to the Closing.

The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement.

Expenses and Expense Reimbursement

All out-of-pocket expenses incurred in connection with the Agreement, the Arrangement and the other transactions contemplated by the Agreement will be paid by the party incurring such fees or expenses, whether or not the Arrangement is consummated, with certain exceptions expressly set forth in the Agreement. If the Agreement is terminated in certain circumstances, a Termination Payment will be payable by the Company.

Delisting of the Common Shares

The Common Shares are listed on Nasdaq under the trading symbol “RPTX.” The Parties have agreed to use their commercially reasonable efforts to cause the Common Shares to be delisted from Nasdaq, in accordance with applicable laws, rules and regulations, promptly following the completion of the Arrangement.

Dissent Rights

Pursuant to and in accordance with the Plan of Arrangement, the Interim Order and the provisions of Chapter XIV – Division I of the QBCA (as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court), Registered Shareholders have the right to demand the repurchase of their Common Shares in connection with the Arrangement and, if the Arrangement becomes effective, to be paid the fair value of their Common Shares (subject to any applicable withholdings). See “Dissent Rights.”

A Registered Shareholder who wishes to exercise Dissent Rights must send to the Company a written notice informing the Company of such Shareholder’s intention to exercise Dissent Rights (the “Dissent Notice”), which Dissent Notice must be received by our Secretary at Repare Therapeutics Inc., 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada H4S 1Z9, Attention: Secretary or by emailing investor@reparerx.com by no later than 5:00 p.m. (Montreal time) on January 14, 2026 (or by 5:00 p.m. (Montreal time) on the second Business Day immediately preceding the date that any adjourned or postponed Special Meeting is reconvened. Failure to strictly comply with the requirements set forth in Chapter XIV – Division I of the QBCA (as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court) may result in the loss of Dissent Rights.

Anyone who is a Beneficial Shareholder who wishes to exercise Dissent Rights should be aware that only Registered Shareholders are entitled to exercise Dissent Rights. Accordingly, a Beneficial Shareholder desiring to exercise Dissent Rights must make arrangements for the Common Shares beneficially owned by that holder to be registered in the name of the Shareholder prior to the time the Dissent Notice is required to be received by the Company or, alternatively, make arrangements for the registered holder of such Common Shares to exercise Dissent Rights on behalf of the holder. In such case, the Dissent Notice should specify the number of Common Shares. A Dissenting Shareholder may only dissent with respect to all the Common Shares held on behalf of any one beneficial owner and registered in the name of the Dissenting Shareholder. Note that Chapter XIV – Division I of the QBCA, the text of which is attached as Annex C to this Circular and Proxy Statement, sets forth special provisions which are required to be followed with respect to the exercise of Dissent Rights by Beneficial Shareholders (or non-registered Shareholders).

Regulatory Approvals

No material federal, state or provincial regulatory approvals, filings or notices are required under the Agreement in connection with the Arrangement.

Interests of the Company’s Directors and Executive Officers

In considering the recommendation of the Board to vote “FOR” the Arrangement Resolution and the Compensation Resolution, Shareholders should be aware that certain directors and executive officers of the Company have interests in the Arrangement that are different from, and/or in addition to, the interests of Shareholders generally. In particular, certain directors and executive officers are entitled to “collateral benefit” (as defined in MI 61-101) in connection with the transaction (see “Interests of the Company’s Directors and Executive Officers in the Arrangement — Canadian Securities Law Matters”). Additionally, these interests include indemnification of our directors and executive officers following the completion of the Arrangement. The Board was aware of and considered these interests, among other matters, in reaching its decision to approve the Arrangement and the Agreement.

As of the close of business on November 21, 2025, the Record Date, the directors and officers of the Company held and are entitled to vote, in the aggregate, 5,821,334 Common Shares representing 13.3% of the outstanding Common Shares. See “Security Ownership of Certain Beneficial Owners and Management.”

Voting and Support Agreements

On November 14, 2025, the directors and executive officers of the Company entered into the Voting and Support Agreements with the Purchaser. The Voting and Support Agreements set forth, among other things, the agreements of such Shareholders to vote their Common Shares, Options and any other securities convertible into or exchangeable or exercisable for Common Shares, or any other rights to acquire Common Shares (collectively, “Subject Securities”), in favour of the approval of the Arrangement Resolution, the Liquidation Resolution, the Liquidator Resolution and any proposal to adjourn or postpone the Special Meeting.

Further, on November 20, 2025, certain shareholders of the Company, namely entities affiliated with BVF Partners L.P., Blue Owl Healthcare Opportunities, and certain entities affiliated with OrbiMed (collectively with the directors and executive officers of the Company, the “Supporting Company Shareholders”), each entered into a support and voting agreement with the Company (the “Voting and Support Agreements”). The Voting and Support Agreements set forth, among other things, the agreements of such Shareholders to vote their Common Shares, in favour of the approval of the Arrangement Resolution, the Liquidation Resolution, the Liquidator Resolution and any proposal to adjourn or postpone the Special Meeting. The Supporting Company Shareholders own approximately 40% of the outstanding Common Shares that are eligible to vote at the Special Meeting and, excluding certain directors and executive officers that are entitled to “collateral benefit” (as defined in MI 61-101), own approximately 41% of the outstanding Common Shares that are eligible to vote in the majority-of-the-minority vote required under MI 61-101 as of the close of business on November 21, 2025.

Timing

Assuming that the Final Order is granted on or about January 23, 2026, and the other conditions precedent to completion of the Arrangement are satisfied or waived to the extent legally permissible, the Parties expect to complete the Arrangement on or about January 30, 2026.

The Effective Date could be delayed or not occur at all for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay or failure in satisfying the conditions to the completion of the Arrangement, including obtaining Shareholder approval at the Special Meeting.

Risk Factors

There are a number of risk factors relating to the Arrangement, all of which should be carefully considered by the Shareholders. Risks relating to the Arrangement can be found in the section entitled “Item 1A. Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which is incorporated by reference herein.

Certain U.S. Federal Income Tax Considerations

Shareholders should read carefully the information in the section entitled “Certain U.S. Federal Income Tax Considerations of the Arrangement” of this Circular and Proxy Statement, which sets out a general summary of U.S. federal income tax considerations that may be relevant to U.S. Holders (as defined below). Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax advisors with respect to their particular circumstances.

Certain Canadian Federal Income Tax Considerations

Shareholders should read carefully the information in the section entitled “Certain Canadian Federal Income Tax Considerations of the Arrangement” of this Circular and Proxy Statement, which sets out a general summary of certain Canadian federal income tax considerations that may be relevant to Resident Holders. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax advisors with respect to their particular circumstances.

Currency and Exchange Rates

Unless otherwise indicated, all references to “$,” “US$” or “U.S. dollars” are to United States dollars, references to “CDN$” or “Canadian dollars” are to Canadian dollars. As at November 18, 2025, the exchange rate for one United States dollar expressed in Canadian dollars, as quoted by the Bank of Canada, was US$1.00=CDN$1.40.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE ARRANGEMENT

The following questions and answers address briefly some questions that Shareholders may have regarding the Special Meeting and the Arrangement. These questions and answers may not address all questions that may be important to you as a Shareholder of the Company. More detailed information will be contained in the balance of this Circular and Proxy Statement.

Q:	Why am I receiving these materials?

A:	The Board is furnishing this Circular and Proxy Statement and form of proxy card to Shareholders in connection with the solicitation of proxies to be voted at the Special Meeting.

Q:	When and where is the Special Meeting?

A:

The Company will conduct the Special Meeting in a virtual-only format via live webcast at 10:00 a.m. (Montreal time) on January 16, 2026. Any Shareholder can attend the virtual Special Meeting live online by registering at www.proxydocs.com/RPTX prior to the deadline of 10:00 a.m. (Montreal time) on January 16, 2026. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions.

Q:	What matters will be voted on at the Special Meeting?

A:	You will be asked to vote on the following:

•	to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Annex D, approving the Arrangement;

•	to consider and, if thought advisable, to pass, with or without variation, the Compensation Resolution;

•	to consider and, if thought advisable, to pass, with or without variation, (i) the Liquidation Resolution and (ii) Liquidator Resolution; and

•	to consider and vote upon proposals to act upon other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Q:	How do I vote?

A:	The procedures for voting are fairly simple.

Shareholder of Record: Common Shares Registered in Your Name

If you are a Shareholder of record, you may vote (1) online during the Special Meeting, or (2) in advance of the Special Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online even if you have already voted by proxy.

•

To vote online during the Special Meeting, if you are a Shareholder of record as of the Record Date, follow the instructions at www.proxydocs.com/RPTX. You will need to enter the Control Number found on your Notice or in the email sending you the proxy statement.

•

To vote prior to the Special Meeting, you may vote via the internet at www.proxypush.com/RPTX; by telephone; or by completing and returning their proxy card or voting instruction form, as described below.

•

To vote through the internet prior to the Special Meeting, go to www.proxypush.com/RPTX and follow the instructions in the Notice or on the proxy card to submit your vote on an electronic proxy card. You will be asked to provide your Control Number from the Notice or proxy card.

•

To vote over the telephone, if you received a Notice or printed copy of the Proxy Materials, follow the instructions provided in the Notice or proxy card. You will be asked to provide your Control Number from the Notice or proxy card.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Shareholders of record who wish to appoint a third-party proxyholder other than the persons identified on the proxy card to attend, participate or vote at the Special Meeting as their proxy and vote their shares MUST submit their proxy card appointing such third-party proxyholder AND register the third-party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy. Failure to register the proxyholder will result in the proxyholder not receiving access to attend, participate or vote at the Special Meeting.

•

Step 1: To appoint a third-party proxyholder, insert such person’s name and email in the blank space provided in the proxy card and follow the instructions for submitting such proxy card by mail. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your proxy card.

•

Step 2: To register a duly appointed third-party proxyholder, Shareholders MUST provide the proxyholder contact information requested by BetaNXT, Inc. in order to be provided with the information and credentials to access, attend, participate or vote at the Special Meeting.

Proxies appointing a third-party proxyholder must be deposited in accordance with the instructions set forth on the proxy card by no later than 10:00 a.m. (Montreal time) on January 14, 2025, or if the Special Meeting is postponed or adjourned, by no later than 48 hours prior to the time of such postponed or adjourned meeting (excluding Saturdays, Sundays and holidays). We reserve the right to accept late proxies and to waive the proxy cut-off, with or without notice.

Beneficial Owner: Common Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of Common shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. To vote prior to the Special Meeting, simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online during the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form. You may access and vote at the Special Meeting by logging in with your Control Number on your voting instruction form at www.proxydocs.com/RPTX. However, since you are not the Shareholder of record, you may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Internet proxy voting will be provided to allow you to vote your Common shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:	Who can attend and vote at the Special Meeting and what is the quorum for the Special Meeting?

A:

Registered Shareholders and duly appointed proxy holders can participate in the online Special Meeting and vote and ask questions at the appropriate times during the Special Meeting. A quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 25% of the votes attached to all of the issued Common Shares entitled to voting rights at the Special Meeting. Broker non-votes and proxies marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting.

Q:	What will Shareholders receive in the Arrangement?

A:

If the Arrangement is completed, Shareholders (other than Shareholders who properly exercise their Dissent Rights) will be entitled to receive a cash payment and one CVR per Common Share. The amount of the cash payment is currently estimated to be approximately US $1.82 per Common Share and will be determined finally based upon the Company’s cash balance immediately prior to the Effective Time on the Effective Date after deducting certain transaction costs, the aggregate amount of outstanding liabilities, and a transaction fee to the Purchaser of US$4,000,000. In addition, each Shareholder will also receive one non-transferable CVR for each Common Share that will entitle the holder to receive, following Closing, contingent cash payments equal to:

(i).	100% of certain additional receivables that may be received by the Company within ninety (90) days following Closing (net of certain permitted deductions incurred in connection therewith);

(ii).

a percentage of the net proceeds received from the Company’s existing partnerships with Bristol-Myers Squibb, Debiopharm and DCx, as follows: (i) 90% received from the Closing until the 2nd anniversary thereof, (ii) 85% received from the 2nd anniversary of the Closing until the 4th anniversary of the Closing, (iii) 80% received from the 4th anniversary of the Closing until the 6th anniversary of the Closing, and (iv) 75% received from the 6th anniversary of the Closing until the 10th anniversary of the Closing;

(iii).

100% of the net proceeds received by the 10th anniversary of the Closing for any license or disposition of the Company’s product candidates and/or intellectual property related to its RP-1664 program, RP-3500 (camonsertib) program, or any other license or disposition of the Company’s product candidates or research programs if such license or disposition is entered into prior to the Closing;

(iv).

100% of the net proceeds received by the 10th anniversary of the Closing for any license or disposition of the Company’s Polq program, RP-3467, to any person with whom negotiations were initiated prior to the Closing;

(v).

50% of the net proceeds received by the 10th anniversary of the Closing for any license or disposition of the Company’s product candidates and/or intellectual property that occurs within 10 years following the Closing if such license or disposition is entered into following the Closing; and

(vi).

100% of the net proceeds actually received by the 10th anniversary of the Closing date on account of certain investment tax credits, tax reimbursements or refunds, to the extent attributable to the period (or portion thereof) prior to the Closing.

(the “CVR Consideration,” and together with the cash amount to be paid to Shareholders, the “Consideration”).

Q:	What will holders of Options and RSUs receive in the Arrangement?

A:

Each Option and RSU outstanding as of the Effective Time (whether vested or unvested) will be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the holder, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, (A) in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and (B) in respect of each RSU, (i) an amount in cash from the Company equal to the Cash Amount, and (ii) one CVR, and in each case, such Option or RSU will immediately be cancelled. In the event the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment.

Q:	How does the Board recommend that I vote?

A:	Based in part on the unanimous recommendation of the Transaction Committee and the advice of its independent legal and financial advisors, the Board recommends unanimously that our Shareholders vote:

•	“FOR” the Arrangement Resolution adopting the Agreement, the Plan of Arrangement and the transactions contemplated thereby.

•	“FOR” the Compensation Resolution

•	“FOR” the Liquidation Resolution.

•	“FOR” the Liquidator Resolution.

You should read “Recommendation of the Transaction Committee; Reasons for the Arrangement; and Recommendation of the Board ” for a discussion of the factors that the Transaction Committee and the Board considered in deciding to recommend and/or approve, as applicable, the Agreement. See also “Interests of the Company’s Directors and Executive Officers in the Arrangement.”

Q:	What vote is required to approve the Arrangement Resolution?

A:

Approval of the Arrangement Resolution requires the affirmative vote of not less than (i) 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) a simple majority of the votes attached to Common Shares held by Shareholders present in person (virtually) or represented by proxy at the Special Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101. See “Interests of the Company’s Directors and Executive Officers in the Arrangement — Canadian Securities Law Matters ” for more information. As of November 21, 2025, the Record Date, there were 43,108,362 Common Shares issued and outstanding.

Q:	What vote is required to approve the Compensation Resolution, Liquidation Resolution and Liquidator Resolution?

A:

Approval of the Compensation Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special meeting. Approval of the Liquidation Resolution requires the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting. Approval of the Liquidator Resolution requires the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting.

Q:	What effects will the Arrangement have on the Company?

A:

Our Common Shares are currently registered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are traded on Nasdaq Global Select Market (“Nasdaq”) under the trading symbol “RPTX.”

Following the consummation of the Arrangement, all the Common Shares will be owned by the Purchaser. In connection with the Arrangement, the Common Shares will be delisted from Nasdaq and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and the Company will no longer have reporting obligations with respect to the Common Shares under the Exchange Act. Similarly, it is anticipated that the Company will apply to cease to be a reporting issuer (or equivalent) in Québec and that it will cease to have public reporting obligations under securities laws following completion of the Arrangement.

Q:	What court approvals are required for the Arrangement?

A:

Under the QBCA, the Arrangement requires approval by the Superior Court of Quebec (Commercial Division). On December  , 2025, the Company obtained the Interim Order providing for the calling and holding of the Special Meeting, the Dissent Rights and other procedural matters. Subject to the approval of the Arrangement Resolution by the Shareholders at the Special Meeting, the Company intends to make an application to the Court for the Final Order approving the Arrangement. Assuming that the Final Order is granted, the Company will file with the Enterprise Registrar under the QBCA the Articles of Arrangement as soon as reasonably practicable and in any event within five Business Days after the satisfaction or waiver of the conditions to the completion of the Arrangement. For more information, you should read “Court Approval of the Arrangement.”

Q:	How will I know when the Arrangement will be implemented?

A:

Assuming that the Final Order is granted on or about January 23, 2026, and the other conditions precedent to completion of the Arrangement are satisfied or waived to the extent legally permissible, the Parties expect to close the Arrangement on or about January 30, 2026.

The Effective Date could be delayed or not occur at all for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay or failure in satisfying the conditions to the completion of the Arrangement, including obtaining Shareholder approval at the Special Meeting.

Q:	What will happen if the Arrangement is not consummated?

A:

If the Arrangement is not consummated for any reason, the Shareholders will not receive any Consideration for their Common Shares in connection with the Arrangement. Instead, if the Liquidation Resolution is approved by Shareholders, the Company will proceed with the Liquidation. For more information, you should read “Liquidation Resolution and Liquidator Resolution.”

Q:	What do I need to do now?

A:

We urge you to read this Circular and Proxy Statement carefully, including its annexes and the documents referred to as incorporated by reference in this Circular and Proxy Statement filed with the SEC, and to consider how the Arrangement affects you.

Registered Shareholders may deposit a proxy that nominates a Person or entity to represent the Shareholder at the Special Meeting.

All proxies or alternative forms of proxy must be completed properly and signed, and deposited at the office of the Company’s registrar and transfer agent (Computershare) indicated on the enclosed envelope for receipt not later than 10:00 a.m. (Montreal time) on January 14, 2026 or, in the event that the Special Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Special Meeting, or by delivering it to the chair of the Board, prior to the commencement of the Special Meeting on the date of such Special Meeting.

Beneficial Shareholders should carefully follow the instructions set out in the Voting Instruction Form (the “VIF”), including those regarding when and where the VIF is to be delivered. Should a Beneficial Shareholder who receives a VIF wish to attend the Special Meeting or have someone else attend on their behalf, the Beneficial Shareholder may request a legal proxy as set forth in the VIF, which will grant the Beneficial Shareholder or their nominee the right to attend and vote at the Special Meeting.

Q:	Should I send in my share certificates or other evidence of ownership now?

A:

We encourage Registered Shareholders to complete, sign, date and return the enclosed Letter of Transmittal, together with their certificate(s) or DRS Advice representing their Common Shares (if applicable) in accordance with the instructions set out in the Letter of Transmittal, as soon as possible, as this will assist in arranging for the prompt exchange of their Common Shares for the Consideration if the Arrangement is completed. If you are a Beneficial Shareholder and your Common Shares are held in “street name” by your broker, bank or other Intermediary, you may receive instructions from your broker, bank or other Intermediary as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the per share Consideration.

Where Common Shares are evidenced only by a DRS Advice, there is no requirement to first obtain a share certificate for those Common Shares. Only a properly completed and duly executed Letter of Transmittal and the applicable certificate(s) or DRS Advice(s) are required to be delivered to the Depositary in order to surrender those Common Shares under the Arrangement.

Do not send your Letter of Transmittal and share certificate(s)/DRS Advice(s) to the Company. Please follow the instructions set out in the Letter of Transmittal.

Q:	When can I expect to receive the Consideration for my Common Shares?

A:

Assuming completion of the Arrangement, if you hold your Common Shares through an Intermediary, then you are not required to take any action and the Consideration you are entitled to receive will be delivered to your Intermediary though procedures in place for such purposes between CDS and Cede & Co. (as the case may be) or similar entities and such Intermediaries. You should contact your Intermediary if you have any questions regarding this process.

In the case of Registered Shareholders, as soon as reasonably practical after the Effective Date, which the Parties expect will occur on or about January 30, 2026, assuming due delivery of the required documentation to the Depositary, including the applicable certificates or DRS Advices representing the Common Shares and a duly and properly completed Letter of Transmittal, the Depositary will cause the delivery of funds representing a portion of the Consideration to which the Registered Shareholder is entitled by first class mail, at the offices of the Depositary or by wire transfer.

Q:	What is a CVR?

A:

A CVR is a form of contingent consideration entitling Shareholders to potentially receive a cash payment following the closing of the Arrangement for each CVR held. Whether a payment will be made depends on the outcome of certain events that will occur following the closing of the Arrangement.

For additional information on the CVRs, please see the section entitled “Item 1A. Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which is incorporated by reference herein.

Q:	Are the CVRs transferable?

A:	The CVRs are a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement.

Q:	How will I receive payment for the CVRs?

A:

If additional consideration becomes payable pursuant to the CVR, it is anticipated that a rights agent mutually agreeable to Parent and the Company (the “Rights Agent”) will send each Securityholder at its registered address a check payable for the CVR payment amount, (i) with respect to any additional Closing Net Cash proceeds payable to CVR holders, no later than one hundred five (105) days following the Closing and (ii) with respect to any other CVR proceeds payable to holders, no later than thirty (30) days following the receipt of such proceeds by Parent or its affiliates.

Q:	Can I revoke my proxy and voting instructions?

A:

Yes. A proxy may be revoked by written notice to the corporate secretary of the Company at any time prior to the voting of the proxy, or by executing a subsequent proxy prior to voting or by attending virtually and voting at the Special Meeting and voting.

Please note that if you hold your Common Shares in “street name” and you have instructed a broker, bank or other Intermediary to vote your shares, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other Intermediary to revoke your voting instructions.

Q:	If I am a beneficial owner of Common Shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

A:

If you are a beneficial owner of Common Shares held in street name and you do not instruct your broker, bank or other agent how to vote your Common Shares, the question of whether your broker or nominee will still be able to vote your Common Shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” Common Shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of Shareholders, such as mergers, Shareholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management-supported. In this regard, Proposals 1 through 4 are considered to be “non-routine” under applicable rules, meaning your broker or nominee may not vote your Common Shares on Proposals 1 through 4 without your instructions. Such an event would result in a “broker non-vote” and these Common Shares will not be counted as having been voted for such proposals.

If you are a beneficial owner of Common Shares held in street name, and you do not plan to attend the Special Meeting, in order to ensure your Common Shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Q:	What are “broker non-votes”?

A:

As discussed above, when a beneficial owner of Common Shares held in street name does not give voting instructions to the beneficial owner’s broker, bank or other securities intermediary holding such beneficial owner’s Common Shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the Common Shares. These un-voted Common Shares are counted as “broker non-votes.”

As a reminder, if you are a beneficial owner of Common Shares held in street name, in order to ensure your Common Shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Q:	What happens if I sell my Common Shares before completion of the Arrangement?

A:

If you transfer your Common Shares before completion of the Arrangement, you will have transferred your right to receive the Consideration in the Arrangement. In order to receive the Consideration, you must hold your Common Shares through completion of the Arrangement.

The Record Date for Shareholders entitled to vote at the Special Meeting is earlier than the date on which the Arrangement will be consummated. So, if you transfer your Common Shares after the Record Date but before the Special Meeting, you will have transferred your right to receive the Consideration in the Arrangement but retained the right to vote at the Special Meeting.

Q:	Are there risks I should consider in deciding whether to vote for the Arrangement Resolution?

A:

Yes. Shareholders should carefully consider the risk factors relating to the Arrangement. Some of these risks include, but are not limited to: (i) there can be no certainty that all conditions precedent to the Arrangement will be satisfied; (ii) the market price of the Common Shares may be materially adversely affected if the Arrangement is not completed; (iii) the Agreement may be terminated in certain circumstances; (iv) the completion of the Arrangement is uncertain and the Company will incur costs even if the Arrangement is not completed, including in certain circumstances, the Termination Payment; (v) directors and officers of the Company have interests in the Arrangement that may be different from those of Shareholders generally; (vi) the Purchaser and the Company may be the targets of legal claims, securities class actions, derivative lawsuits and other claims; (vii) the relative trading price of Common Shares prior to the Effective Date may be volatile; (viii) the Shareholders will no longer have any rights or interest in the Company following the completion of the Arrangement; and (ix) any tax consequences in respect of the Arrangement. Risks relating to the Arrangement can be found in the section entitled “Item 1A. Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which is incorporated by reference herein.

Q:	What are the U.S. income tax consequences of the Arrangement?

A:

For a summary of certain U.S. federal income tax considerations of the Arrangement, see “Certain U.S. Federal Income Tax Considerations of the Arrangement” in this Circular and Proxy Statement. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax and investment advisors with respect to their particular circumstances.

Q:	What are the Canadian income tax consequences of the Arrangement?

A:

For a summary of certain Canadian federal income tax considerations of the Arrangement, see “Certain Canadian Federal Income Tax Considerations of the Arrangement” in this Circular and Proxy Statement. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax advisors with respect to their particular circumstances.

Q:	Am I entitled to Dissent Rights?

A:

Only Registered Shareholders as of the Record Date are entitled to Dissent Rights. Shareholders should carefully read the section entitled “Dissent Rights” if they wish to exercise Dissent Rights and seek their own legal advice as failure to strictly comply with the requirements set forth in Chapter XIV – Division I of the QBCA (as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court) may result in the loss of Dissent Rights.

None of the following shall be entitled to exercise Dissent Rights: (i) holders of Incentive Securities; (ii) the holder of the Warrant, and (iii) Shareholders who vote or have instructed a proxyholder to vote Common Shares in favour of the Arrangement Resolution.

Q:	When would a Liquidation be completed?

A:

The Company will only proceed with the Liquidation if the Arrangement Resolution is not approved or the Arrangement is otherwise terminated. If the Liquidation is approved at the Special Meeting and the Arrangement is terminated, the Liquidator will, as soon as practicable following the termination of the Arrangement, file a notice of liquidation with the Enterprise Registrar.

Q:	What are the U.S. income tax consequences of the Liquidation?

A:

For a summary of certain U.S. federal income tax considerations of the Liquidation, see “Certain U.S. Federal Income Tax Considerations of the Liquidation” in this Circular and Proxy Statement. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax and investment advisors with respect to their particular circumstances.

Q:	What are the Canadian income tax consequences of the Liquidation?

A:

For a summary of certain Canadian federal income tax considerations of the Liquidation, see “Certain Canadian Federal Income Tax Considerations of the Liquidation” in this Circular and Proxy Statement. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax advisors with respect to their particular circumstances.

Q:	How are votes counted?

A:

Shareholders may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the Arrangement Resolution, the Compensation Resolution, the Liquidation Resolution and Liquidator Resolution. Abstentions and securities that are not voted will have no effect on the outcome of the vote to approve the Arrangement Resolution, Compensation Resolution, Liquidation Resolution and Liquidator Resolution. If you sign and return your Form of Proxy, but do not mark the boxes showing how you wish to vote on any particular proposal, your Common Shares will be voted “FOR” the approval of the Arrangement Resolution, Compensation Resolution, Liquidation Resolution and Liquidator Resolution.

Q:	Who will count the votes?

A:	A representative of BetaNXT, Inc. will tabulate the votes and act as the inspector of election.

Q:	What does the Liquidation entail?

A:

The Liquidation provides for the voluntary liquidation, dissolution and winding up of the Company. Pursuant to the Liquidation, the Liquidator would be appointed as the liquidator of the estate and effects of the Company for the purpose of the liquidation of the Company’s business and affairs and distributing its assets to Shareholders, after satisfying all valid creditors’ claims, including any obligations owed to employees, all in accordance with the Liquidation and any order of the Court.

Q:	What will happen if the Liquidation Resolution and Liquidator Resolution are not approved by Shareholders?

A:

If the Liquidation Resolution and the Liquidator Resolution are not approved and the Arrangement is terminated, the future of the Company will be uncertain, and you may not realize any value for your Common Shares. If the Liquidation Resolution and the Liquidator Resolution are not approved, the Company may apply to court for an order that a liquidator be appointed and that the company be liquidated, wound up and dissolved.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	How can I find out the results of the voting at the Special Meeting?

A:

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q:	Who should I contact if I have further questions?

A:

For any further questions in connection with any of the matters set out in this Circular and Proxy Statement, please contact the Chief Financial Officer of the Company 7171 Frederick-Banting, Building 2, Suite 270, St. Laurent, Québec, Canada or by phone at 1 (857) 412-7018.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Circular and Proxy Statement, and any related oral statements made or to be made by us or on our behalf, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian Securities Laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend,” statements that an action or event “may,” “might,” “could,” “should,” or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements: regarding the Arrangement; anticipated timing for holding the Special Meeting; the intentions, plans and future actions of the Purchaser and the Company; potential benefits, risks and effects of the Arrangement; our ability to consummate the Arrangement on the anticipated terms of the Agreement, if at all; the likelihood of the Arrangement being completed; the proposed timing and completion of the Arrangement; statements made in, and based upon, the opinion of Leerink Partners; the timing and receipt of necessary approvals including Court, Securityholder, stock exchange, regulatory and other third-party approvals; de-listing from Nasdaq and de-registering from the Exchange Act; the amounts payable under the Arrangement and pursuant to the CVRs; the Company’s plans or ability to enter into, or complete, any potential transactions to license or dispose of its product candidates and/or intellectual property related to its (i) RP-3467 and Polq program, (ii) RP-1664 program, (iii) RP-3500 (Camonsertib) program, and/or (iv) other product candidates and research programs; the Purchaser’s purposes for the Arrangement; potential litigation relating to the agreement that could be instituted against us or our directors and officers, including the effects of the outcome thereto; financial projections and forecasts; funds required to complete the Arrangement; statements relating to the existence and future activities of the Company and the Purchaser following consummation of the Arrangement including the assets, corporate and capital structure, capitalization, operations, and personnel of the Company; the future strategy, structure, and business prospects of the Company; the Company’s ability to conserve cash; and reductions in costs and whether and how long the Company’s existing working capital and cash flows will be sufficient to fund its operations.

In this Circular and Proxy Statement, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Arrangement and the anticipated benefits thereof. Such statements reflect the Company’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. In making forward-looking statements, the Company may make various material assumptions, including but not limited to (i) the completion of the Arrangement on anticipated terms and timing, including obtaining required Shareholder and court approvals, and the satisfaction of other conditions to the completion of the Arrangement; (ii) potential litigation relating to the Arrangement that could be instituted by or against the Company, Parent or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Arrangement will harm the Company’s business, including current plans and operations; (iv) the ability of the Company to retain key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Arrangement; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) the accuracy of the Company’s financial projections; (ix) general business, market and economic conditions; (x) certain restrictions during the pendency of the Arrangement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xii) significant transaction costs associated with the Transaction; (xiii) the possibility that the Arrangement may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) competitive responses to the Arrangement; (xv) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with SEC on March 3, 2025, under the heading “Risk Factors,” as updated in any subsequent Quarterly Reports on Form 10-Q and other documents the Company has filed or may file from time to time with the SEC, copies of which are or will be available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on the Company’s EDGAR and SEDAR+ profiles.

These risks, as well as other risks associated with the Transaction, are more fully discussed in this Circular and Proxy Statement. While the list of factors presented here is, and the list of factors presented in this Circular and Proxy Statement are, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.

PROPOSAL NO. 1 — ARRANGEMENT RESOLUTION

At the Special Meeting, our Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Annex D to this Circular and Proxy Statement, approving the Arrangement under Chapter XVI – Division II of the QBCA involving the Company and the Purchaser, pursuant to which, among other things, the Purchaser will acquire all of the issued and outstanding Common Shares of the Company and the Shareholders will receive (a) a cash amount per Common Share, which is currently estimated to be approximately $1.82 per Common Share and will be finally determined based upon the Company’s cash balance immediately prior to the Closing after deducting certain transaction costs, the aggregate amount of outstanding liabilities, and a transaction fee to the Purchaser, and (b) one CVR for each Common Share that will entitle the holder to receive, following Closing, contingent cash payments described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement.

Approval of the Arrangement Resolution requires the affirmative vote of not less than (i) 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) a simple majority of the votes attached to Common Shares held by Shareholders present in person (virtually) or represented by proxy at the Special Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101.

The Board unanimously recommends that the Shareholders vote “FOR” the Arrangement Resolution.

THE ARRANGEMENT

This section of this Circular and Proxy Statement describes the material aspects of the Arrangement. This discussion of the Arrangement is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Circular and Proxy Statement as Annex A and is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca., and the Plan of Arrangement, which is attached to this Circular and Proxy Statement as Annex E. You should carefully read and consider the entire Agreement and Plan of Arrangement, which are the legal documents that govern the Arrangement, because these documents contain important information about the Arrangement and how it affects you. Additionally, see the section of this Circular and Proxy Statement captioned “The Agreement” for additional and more detailed information regarding the legal documents that govern the Arrangement, including the conditions to completion of the Arrangement and the provisions for terminating or amending the Agreement. In addition, important information about the Company is included in or incorporated by reference into this Circular and Proxy Statement. See the section titled “Where You Can Find More Information.”

The Parties to the Arrangement

Repare Therapeutics Inc.

For information about the Company, see “Where You Can Find More Information” in this Circular and Proxy Statement.

XenoTherapeutics, Inc.

XenoTherapeutics, Inc. (the “Parent”) is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education.

Xeno Acquisition Corp.

Xeno Acquisition Corp. (the “Purchaser”) is a wholly-owned subsidiary of Parent that has been organized in connection with the Arrangement (as defined below) and has not carried on any activities other than entering into the arrangement agreement (the “Agreement”) and activities in connection therewith, whereby the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares, all as more particularly described in the Circular and Proxy Statement (the “Arrangement”).

XOMA Royalty Corporation

XOMA Royalty Corporation (“XRC”) is a biotech royalty aggregator. XRC has a sizable portfolio of economic rights to future potential milestone and royalty payments associated with partnered commercial and pre-commercial therapeutic candidates.

Plan of Arrangement

The following summarizes the steps which will occur under the Plan of Arrangement on the Effective Date (as defined in the Agreement), if all conditions to the completion of the Arrangement have been satisfied or waived. The following description of steps is qualified in its entirety by reference to the full text of the Plan of Arrangement, attached as Annex E to this Circular and Proxy Statement.

Commencing at the Effective Time (as defined in the Agreement), each of the events set out below shall occur and be deemed to occur in the following sequence, without any further Authorization, act or formality, in each case:

a)	the Company shall reduce its issued share capital maintained in respect of the Common Shares by an aggregate amount equal to the aggregate Cash Amount payable to the Shareholders plus the Incentive

Securities Cash Balance and distribute to the Shareholders an amount per Common Share equal to the sum of (i) the Cash Amount, plus (ii) (A) the Incentive Securities Cash Balance divided by (B) the number of issued and outstanding Common Shares as at immediately prior to the Effective Time;

b)

concurrently with step (a) above, each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan or the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Incentive Securities Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;

c)

concurrently with step (a) above, each RSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan governing such RSU or any award or similar agreement pursuant to which any RSUs were granted or awarded, as applicable, be deemed to be unconditionally vested and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount, and (ii) one CVR, and such RSU shall immediately be cancelled and all of the Company’s obligations with respect to each such RSU shall be deemed to be fully satisfied;

d)

concurrently with step (a) above, (i) each holder of Incentive Securities shall cease to be a holder of such Incentive Securities, (ii) such holder’s name shall be removed from each applicable register, (iii) the Equity Incentive Plan, Option Plan and any and all award or similar agreements relating to the Incentive Securities shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Incentive Securities and thereafter have only the right to receive the Incentive Securities Consideration to which they are entitled pursuant to the Plan of Arrangement, at the time and in the manner specified in the Plan of Arrangement;

e)

concurrently with step (a) above, the Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of such Warrant and any subscription or similar agreement pursuant to which such Warrant was issued, be deemed to be transferred and surrendered by such holder to the Company, and such Warrant shall immediately be cancelled and all of the Company’s obligations with respect to such Warrant shall be deemed to be fully satisfied. For greater certainty, because the exercise price in respect of such Warrant is greater than the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Warrant the Consideration or any other amount in respect of such Warrant, and such Warrant shall be immediately cancelled and surrendered for no consideration. In addition, (i) the former holder of the Warrant shall cease to be a holder of such Warrant, (ii) such holder’s name shall be removed from the register of Warrants, (iii) the Warrant agreement and any and all subscription or similar agreements relating to the Warrant shall be terminated and shall be of no further force and effect; and (iv) such holder shall cease to have any rights as a holder in respect of such Warrant;

f)

each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3 of the Plan of Arrangement, and:

(iv)

such Dissenting Shareholder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid the Fair Value by the Purchaser for such Common Share set out in the Plan of Arrangement;

(v)	such Dissenting Shareholder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

(vi)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

g)

each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by: a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser of one CVR per Common Share, and:

(vii)	each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid one CVR per Common Share;

(viii)	the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company; and

(ix)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

h)

the exchanges and cancellations provided for in this Section will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

Following completion of the Arrangement, the Company will apply to cease to be a reporting issuer in Canada and the Common Shares will be delisted from Nasdaq and deregistered under the Exchange Act, in each case, in accordance with applicable Laws, rules and regulations. Following completion of the Arrangement and such deregistration, the Company will no longer file periodic reports with the SEC. The Arrangement will be carried out pursuant to the terms of the Agreement and the Plan of Arrangement.

Background of the Arrangement

The following background summarizes the key meetings and events that led to the execution of the Agreement. This background does not purport to catalog every conversation of or among the Transaction Committee, the Board, their representatives or other parties.

The Board, together with its management, regularly evaluated the Company’s strategic direction and ongoing business plans, with a view towards strengthening the Company’s business and enhancing shareholder value. This evaluation took into account several factors, including the financial condition of the Company, the competitive industry in which the Company operates, the development of the Company’s product candidates, pipeline and other considerations. As part of this evaluation, from time to time, the Board and the Company’s management reviewed a variety of potential strategic alternatives, including the continuation of, and potential improvements to, the Company’s current business plans, with the Company continuing as a going concern, capital raising activities, and potential business combinations, partnerships, licenses, collaborations and other financial and strategic transactions, including the potential sale of the Company or certain of its assets. Further, the Company regularly engaged in business development outreach around its (i) RP-3467 and Polq program, (ii) RP-1664 program and (iii) RP-3500 (camonsertib) program.

In January 2025, the Company announced a re-alignment of resources, a re-prioritization of its clinical portfolio to focus on the continued advancement of its Phase 1 clinical programs, RP-1664 (PLK4 inhibitor) and RP-3467 (Polq ATPase inhibitor), its intention to seek partnering opportunities across its portfolio, including for lunresertib and camonsertib, as well as planned cost and headcount reductions in connection therewith. Following an initial focus on achieving near-term inflection points for its Phase 1 clinical assets to create value, in March 2025, the Company announced that it was reducing its workforce by approximately 75% to extend its cash runway into late 2027.

Following such events, the Company formed an independent transaction committee of the Board (the “Transaction Committee”) to oversee a thorough strategic review process, with the assistance of representatives of Stikeman Elliott LLP, the Company’s Canadian counsel (“Stikeman”), Cooley LLP, the Company’s U.S. counsel (“Cooley”) and its financial advisor, Leerink Partners LLC (“Leerink Partners”), to explore potential opportunities and strategic alternatives in light of the Company’s prospects and operations. Following such review and the implementation of a robust and broad sales process which did not yield any compelling proposals, as more fully described below, the Board, upon recommendation of the Transaction Committee, determined that it was in the best interest of the Company to enter into the Agreement with Parent for the sale of all of its Common Shares, which would allow for a return of capital to the shareholders at Closing and the opportunity for continued participation in milestones and royalties from existing and potential future partnerships. As part of its strategic review, the Company had considered many alternatives, including a voluntary liquidation of the Company to distribute any available cash to shareholders; however, it was ultimately determined that the Arrangement was the most advantageous transaction for the Company’s stakeholders including its Shareholders.

The first meeting of the Transaction Committee was held on February 27, 2025 and was also attended by members of management and representatives of Cooley. At this meeting, each of the Transaction Committee members confirmed that they were willing and able to act as members of the Transaction Committee and each accepted their appointment. The Transaction Committee considered the need for a financial advisor to assist the Transaction Committee in discharging its mandate and agreed to consider the available options with management and make a decision on which financial advisor to retain at a subsequent Transaction Committee meeting.

Following the formation of the Transaction Committee, in addition to the meetings held by the Transaction Committee as further described below, the Company’s management regularly provided updates to the Transaction Committee regarding potential strategic transactions and the status of the various discussions between the Company and potential counterparties, and the Transaction Committee provided input to the Company’s management.

In addition, the Board was regularly informed as to the status of the Company’s efforts to wind-down clinical programs and cease pre-clinical work in an effort to preserve cash, including workforce and other cost reductions, which initiatives were further described in the Company’s public filings on January 9, 2025, March 3, 2025 and March 31, 2025.

On February 28, 2025, members of management began outreach to firms to provide financial advisory services to assist the Transaction Committee in discharging its mandate.

On March 20, 2025, following the termination of development for lunresertib and camonsertib combination therapy for multiple tumor types, the Transaction Committee passed a unanimous written consent approving the engagement of Leerink Partners as financial advisor to explore strategic alternatives, including a sale, merger, or other transaction. The Transaction Committee selected Leerink Partners to be its financial advisor based upon, among other factors, Leerink Partners’ reputation, its experience advising companies in connection with strategic review processes similar to the one the Board was considering, and its familiarity with the industry in which the Company operates.

On March 21, 2025, Company management held a meeting with Leerink Partners in connection with various possible strategic transactions involving the Company, including the sale of the Company or its assets whether by merger, consolidation or other business combination, stock sale, asset sale, exchange or tender offer, a reorganization, recapitalization, the formation of a joint venture, partnership or similar entity, or otherwise; any so-called “reverse merger” transaction in which the Company effects a business combination with another entity and a result of which, the Company remains a publicly traded entity with the equity holders of the other entity owning a majority of the outstanding equity of the ongoing public entity; or a liquidation or winding down of the Company.

On March 28, 2025, the Company entered into an engagement letter to formalize the retention of Leerink Partners as the Company’s financial advisor.

From April to October 2025, Company management, with the assistance of Leerink Partners, conducted a three-pronged process – pursuing a strategic whole company or asset sale, an orthogonal merger with a high-quality private company, and/or sale to a financial buyer. During this timeframe, at the direction of the Transaction Committee, Leerink Partners and the Company conducted a series of outreach campaigns to various private and public companies within the biotechnology and pharmaceutical industries to gauge such parties’ interest in a potential strategic transaction with the Company. As a result of this campaign, during this time, representatives of Leerink Partners and the Company reached out to, or received inbound requests from, 43 strategic and 28 orthogonal merger counterparties to gauge interest in a potential asset sale or business combination, respectively. In evaluating the inbound requests, the Company received information from Leerink Partners on the various counterparties, weighed the relative merits of each request, and decided to proceed with the proposals that would most likely result in a successful transaction.

During such period, and in particular on May 22, 2025, the Transaction Committee held a meeting that was also attended by members of management and representatives of Stikeman, Cooley and Leerink Partners. At this meeting, representatives of Stikeman and Cooley reviewed with the Transaction Committee the Board’s fiduciary duties, and the Transaction Committee reviewed and discussed, with the advice of management and its advisors, the Company’s potential strategic alternatives, including the inbounds received and perceived interest from third parties as at such date.

Of the 43 strategic counterparties contacted, 16 expressed interest across the Company’s three assets and held meetings with management, with two counterparties (“Party A” and “Party B,” respectively) each submitting a non-binding proposal for lead asset RP-3467 and one counterparty (“Party C”) submitting for RP-1664 and camonsertib.

Of the 28 orthogonal merger counterparties contacted, 12 counterparties received a process letter and 4 submitted non-binding proposals. None were advanced into further diligence, and the process with these counterparties was terminated on May 30, 2025.

During this time, members of management and representatives of Stikeman, Cooley and Leerink Partners met regularly with the Transaction Committee to receive guidance and direction on the outreach process and with the Board to provide them with periodic updates. Throughout, management kept the Transaction Committee informed of the cash position of the Company.

After additional diligence, analysis, and negotiations through July 2025, Party C which submitted a proposal for RP-1664 exited the process, while the Company continued negotiations and diligence with Party A and Party B for RP-3467.

On August 7, 2025, the Board held a regularly scheduled meeting, attended by members of management, and representatives of Stikeman, Cooley and Leerink Partners, at which the Board discussed, together with management, the Company’s ongoing strategic review process and potential strategic alternatives, including pursuit of a financial buyer transaction process.

After a robust outreach process, the Transaction Committee had concluded that there were no compelling proposals emerging for a potential transaction for a sale of the Company as a going concern or asset sale or a reverse merger, such that the pursuit of a sale to a financial buyer seemed to provide the best prospect for maximizing shareholder value while preserving the flexibility to continue pursuing potential dispositions of specific assets. On August 15, 2025, the Transaction Committee approved outreach by Leerink Partners to potential financial buyers, including XRC.

In late August 2025, as Party A was notified of Party B’s superior offer for the acquisition of RP-3467, Party A exited the process. From September through early October 2025, Party B continued due diligence and held several internal governance calls related to the asset purchase of RP-3467.

On or around August 25, 2025, at the direction of the Board, members of management and representatives of Leerink Partners contacted two parties, including XRC and another prospective financing buyer (“Party D”) to gauge interest in acquiring the Company through a cash acquisition.

On August 27, 2025, the Company and XRC executed a confidentiality agreement in the form previously provided by Leerink Partners to XRC (which included customary standstill provisions). XRC and certain representatives of its external counsel, Gibson Dunn & Crutcher LLP (“Gibson Dunn”) were provided with access to the Company’s virtual data room. Further, representatives of XRC met with senior members of the Company’s management and Leerink Partners, to discuss certain due diligence topics, including the assumptions reflected in, and details with regard to, the Company’s net cash forecast and the wind-down costs related to the Company’s clinical programs. Additional due diligence review of non-public information regarding the Company was performed and discussions of this information with management occurred on an ongoing basis until execution of the Agreement.

On September 2, 2025, the Company and Party D executed a confidentiality agreement in the form previously provided by Leerink Partners to Party D (which included customary standstill provisions). Party D and certain representatives of its external counsel were provided with access to the Company’s virtual data room. Further, representatives of Party D met with senior members of the Company’s management, and Leerink Partners to discuss certain due diligence topics, including the assumptions reflected in, and details with regard to, the Company’s net cash forecast and the wind-down costs related to the Company’s clinical programs.

On September 19, 2025, XRC provided a non-binding indication of interest for the acquisition of the Company through a plan of arrangement. The proposal indicated that XRC, or an affiliate, would be willing to acquire the Company for net cash at closing, minus $2.7 million, plus a contingent value right (“CVR”) for up to 90% of the near-term net proceeds from the sale of the Company’s legacy assets. XRC’s proposal contemplated there would be two separate cash payment tranches, one payment through a distribution prior to receiving shareholder approval and a second payment at the closing of the plan of arrangement.

On October 8, 2025, Party B notified the Company that it would not be proceeding with a transaction for the acquisition of RP-3467 due to its lack of internal support for the proposed clinical development plan. Later on October 8, 2025, Leerink Partners and Company management contacted Party A, who expressed interest in re-engaging in the process for the acquisition of RP-3467 and, subsequently, on October 14, 2025, Party A re-initiated diligence and the drafting of an asset purchase agreement for such assets of the Company began.

On October 21, 2025, XRC provided a revised proposal for the acquisition of the Company through a plan of arrangement. The proposal indicated that XRC, or an affiliate, would be willing to acquire the Company for net cash at closing, minus $4.0 million, plus a CVR for up to 90% of the near-term net proceeds from the sale of the Company’s legacy assets, the increased transaction fee attributable to Party B’s decision to withdraw its offer for RP-3467. Also at this meeting, representatives of Stikeman advised the Transaction Committee on the feasibility of having two separate cash payment tranches as contemplated in XRC’s proposals, particularly with regard to tax and other practical considerations. Following such discussion, it was decided to revise the proposal to provide for a single cash payment at closing, which was viewed as being an immaterial change in light of the transactions overall expected timeline.

Following financial diligence from September through early October, XRC and Party D submitted best and final non-binding proposals on October 27 and 29, 2025, respectively.

On October 29, 2025, the Board met to receive an update on the strategic transaction process from the Transaction Committee. The Transaction Committee reported on the status of the process, the number of potential counterparties the Company had engaged with, the proposals received and the process through which the Transaction Committee had determined that the proposal from XRC represented the most attractive proposal the Company had received due to a lower transaction fee and a higher percentage of CVR proceeds, among other factors, and their recommendation to proceed with exclusive negotiations with XRC. After receiving the update, the Board unanimously accepted the recommendation and authorized the Transaction Committee and management, with the assistance and advice of its financial and legal advisors, to negotiate definitive agreements for a business combination with XRC substantially on the terms presented to the Board.

Between September 19, 2025 and October 31, 2025, XRC and Parent discussed the possible transaction with the Company, including with XRC serving as guarantor and structuring agent, similar to other recent transactions.

On November 3, 2025, members of management and representatives of Stikeman and Cooley held a meeting to discuss the terms of the Agreement.

On November 5, 2025, Company management and representatives of Stikeman and Cooley provided a draft of the Agreement to Gibson Dunn.

On November 8, 2025, Gibson Dunn provided representatives of Stikeman and Cooley a draft of the CVR Agreement.

From November 5 to November 13, XRC (in consultation with Parent), members of management and representatives of Gibson Dunn, Stikeman and Cooley had various discussions regarding the terms of the Agreement and the CVR Agreement and exchanged several drafts of such agreements. In particular, revisions were made to the CVR Agreement such that the Shareholders would receive 100% of the net proceeds of a disposition of RP-3467 to counterparties engaged prior to Closing or proceeds received on account of certain investment tax credits, tax reimbursements or refunds, to the attributable to the period prior to the Closing.

On November 13, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Stikeman, Cooley and Leerink Partners to discuss the status of the draft agreements and the timeline for finalizing agreements. Representatives of Stikeman and Cooley discussed the proposed changes to the transaction documents with the Transaction Committee.

On November 14, 2025, the Transaction Committee held a meeting, also attended by the other members of the Board, members of management and representatives of Stikeman, Cooley and Leerink Partners. Representatives of Leerink Partners, at the request of the Transaction Committee, reviewed with the Transaction Committee Leerink Partners’ analysis of the financial terms of the transaction, and rendered to the Transaction Committee an oral opinion, subsequently confirmed by delivery of a written opinion dated November 14, 2025, to the effect that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the cash consideration proposed to be paid to the Shareholders (other than holders of Excluded Shares) pursuant to the terms of the Arrangement was fair, from a financial point of view, to such holders. For a detailed discussion of the opinion of Leerink Partners, please see Item — under the heading “The Arrangement — Opinion of Leerink Partners” The written opinion of Leerink Partners is attached to this Circular and Proxy Statement as Annex B. Representatives of Stikeman then discussed the fiduciary duties of directors in connection with evaluating the Company’s strategic alternatives and discussed the material terms in the Agreement and the CVR Agreement with the members of the Transaction Committee and the other directors of the Company. Following additional discussion and consideration of the Agreement and the CVR Agreement (including the factors described below under the heading “Reasons for the Arrangement”), the Transaction Committee unanimously and after careful consideration, including thorough consideration of (i) the extent of the strategic review process and the subsequent negotiations with the Purchaser and the Parent and the Transaction Committee’s oversight thereof, (ii) the cash amount expected to be received by the Shareholders and the certainty of value associated therewith, (iii) the potential additional value that may be provided through the CVR Agreement, (iv) the reasonableness of the transaction fee to the Purchaser under the Arrangement, (v) the Company’s prospects in continuing its business on a standalone basis, (vi) the expected return to securityholders of the Company if the Company were alternatively liquidated, (vii) the level of transaction certainty associated with the Arrangement, including as a result of limited conditionality and no required regulatory approvals, (viii) the “deal protection” provisions of the Agreement, (ix) the Company’s ability to respond to unsolicited superior proposals under the terms of the Agreement and the ability for the Board to change its recommendation in certain circumstances, (x) the support of the Company’s directors and officers, (xi) the Company’s ability to endeavour to monetize its programs and intellectual property in the interim period, (xii) the required shareholder and court approvals required to complete the Arrangement, (xiii) the treatment of the holders of Incentive Securities, (xiv) the ability of the Company’s shareholders to dissent in respect of the Arrangement, (xv) the equal treatment of Shareholders under the terms of the Agreement, (xvi) advice from management and its legal and financial advisors; and (xvii) the opinion of Leerink Partners dated November 14, 2025 that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the cash consideration to be received by the Shareholders (other than holders of Excluded Shares) pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, the Transaction Committee unanimously determined that the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, that the Arrangement is in the best interests of the Company, and unanimously recommended to the Board that it approve the Agreement and recommend that the Shareholders vote in favour of the Arrangement Resolution.

Immediately after the Transaction Committee meeting on November 14, 2025, the Board held a meeting attended by all members of the Board, also attended by members of management and representatives of Stikeman, Cooley and Leerink Partners. Following additional discussion and consideration of the transaction and the materials that had previously been circulated to the Board (including the factors described below under the heading “Reasons for Arrangement”), all disinterested members of the Board unanimously, after taking into consideration, among other things, the factors enumerated in the preceding paragraph and the unanimous recommendation of the Transaction Committee, concluded that the Arrangement is in the best interests of the Company and approved the Arrangement and authorized its submission to the Shareholders.

Later, on the evening of November 14, 2025, following the Board’s approval of the Agreement (including the form of the CVR Agreement), and the transactions, the Company, Parent, and XRC executed and delivered the Agreement (which included as an exhibit the form of the CVR Agreement).

After the close of trading on Nasdaq on November 14, 2025, the Company issued a press release announcing the execution of the Agreement.

Prior to the announcement of the Arrangement, the Company contacted certain shareholders of the Company, namely entities affiliated with BVF Partners L.P., Blue Owl Healthcare Opportunities, and certain entities affiliated with OrbiMed to obtain their feedback on the proposed Arrangement and to gauge their interest in supporting the Arrangement at the Meeting. Following negotiations with such shareholders on the terms of the support and voting agreements, on November 20, 2025, the Company and such shareholders entered into the Voting and Support Agreements.

As of the date hereof, Company management continues to engage with Party A for the potential disposition of RP-3467.

Recommendation of the Transaction Committee

The Transaction Committee, with the advice and assistance of its independent legal and financial advisors, evaluated the Arrangement and the terms and conditions of the Agreement. At a meeting held on November 14, 2025, the Transaction Committee unanimously determined that the Consideration to be received by the Shareholders pursuant to the Arrangement is fair to the Shareholders and that the Arrangement is in the best interests of the Company. The Transaction Committee unanimously recommended that the Board (i) approve the Agreement; and (ii) recommend that the Shareholders vote “FOR” the Arrangement Resolution.

Reasons for the Arrangement

In evaluating the Arrangement, the Agreement, and the other transactions and agreements contemplated thereby, the Transaction Committee and the Board consulted with legal and financial advisors, consulted with the Company’s management and considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

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Certainty of Value — The (i) cash amount to be received by Shareholders provides certain and immediate value and liquidity to the Shareholders for their Common Shares and (ii) CVR may provide additional value and liquidity to the Shareholders for their Common Shares, especially when viewed against the internal and external risks and uncertainties associated with macroeconomic conditions, including the current state of the U.S. and global economies, and the potential impact of such risks, the trading price of the Common Shares on Nasdaq and the potential for an alternative strategic transaction.

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Accelerating and Maximizing Cash Payment — In furtherance of the Discontinuance, the Arrangement is expected to maximize the amount of cash that will be paid to Shareholders and to provide Shareholders with cash sooner than would be the case in the context of a statutory liquidation which has been determined to be the only other viable alternative transaction available to the Company. Further, the cash amount to be received by the Shareholders is expected to be approximately equal to the cash value per Common Share that will remain in the Company, after deducting certain transaction costs, the aggregate amount of outstanding liabilities, and a transaction fee to the Purchaser.

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Results of a Strategic Review Process — The Arrangement is the result of a reasoned, fully informed process. The Company conducted a fulsome strategic process, with the assistance of its outside legal counsels and the Company’s financial advisor, to explore potential strategic alternatives to maximize shareholder value. The Company conducted a tailored market search, ultimately focusing on potential financial buyers, because the Company believes that cash acquisition transaction proposals offered certainty of closing and value to the Shareholders. There were no alternative transactions that the Company considered more advantageous to the Shareholders than the Arrangement. The Company also considered alternatives to a strategic process, including a liquidation of the Company to distribute any available cash to Shareholders.

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No Financing Condition — The Arrangement is not subject to a financing condition and XRC has unconditionally and irrevocably guaranteed the full and timely performance and satisfaction of Purchaser’s obligations under the Agreement.

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Potential Additional Consideration —  The CVR Consideration provides Shareholders with an opportunity to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement. See “The CVR Agreement.”

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Reasonable Holdback and Purchaser Fee — The amount of cash held back at closing, including a transaction fee of US$4,000,000 to be retained by the Purchaser and deductions for other customary fees, expenses and liabilities, are reasonable and maximize the amount of cash to be distributed to Shareholders in connection with the Arrangement.

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Prospects of the Company on a Standalone Basis — The Transaction Committee reviewed and assessed the assets, liabilities and financial condition of the Company if it pursued another business on a standalone basis, which belief was based on and informed by consideration of a number of factors, risks and uncertainties, including:

•	the Company’s historical results of operations, including the Company’s strategic reprioritization;

•	the Company’s short-term and long-term strategic goals;

•	the uncertain returns to the Shareholders if the Company were to continue as a going concern; and

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the Transaction Committee’s belief that the risks and challenges to the Company’s business described above create substantial execution risks compared to the certainty of the cash amount expected to be received by Shareholders.

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Expected Return to Shareholders if the Company is Liquidated — The Company believes that the Consideration to be paid to the Shareholders in the Arrangement is more favorable to such holders than the potential value that might be distributable to the Shareholders if the Company were to effect a statutory liquidation, which conclusion was based on a financial analysis performed by the Company’s management and, among other factors, the following: (i) an orderly liquidation would require that the Company continue to operate until a liquidation process could be completed, which would likely require the Company to continue to incur costs as a publicly listed company that would reduce the cash available for distribution to the Shareholders; (ii) the Company’s directors and officers do not have substantial experience with the liquidation of companies, which would necessitate engaging and compensating experienced consultants to assist with the liquidation effort, as well as incentivizing certain existing employees to remain with the Company through the liquidation process; (iii) the Company would need to engage and compensate advisors and consultants to assist with efforts to attempt to monetize the Company’s assets; and (iv) the Company would need to set aside cash for an extended period of time to be available to cover contingent liabilities in connection with a liquidation, during which extended period of time, the Shareholders would not receive any of such withheld cash, and any such contingent liabilities that emerged as actual liabilities would reduce the amount available for ultimate distribution to the Shareholders.

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High Level of Transaction Certainty and No Required Regulatory Approvals — The Company believes that the level of transaction certainty associated with the Arrangement is high, including as a result of its limited conditionality and the absence of any required regulatory filings.

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Ability to Monetize Programs and Intellectual Property —  The Company retains the ability to monetize its programs and intellectual property during the Interim Period, which may further enhance the value available for distribution to Shareholders at the Effective Time or following the Effective Time through the CVR.

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Required Shareholder Approval —  The Arrangement Resolution requires approval of not less than (i) two-thirds of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) to the extent required under MI 61-101, a simple majority of the votes attached to Common Shares held by Shareholders present in person (virtually) or represented by proxy at the Special Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101.

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Ability to Respond to Acquisition Proposals Terms of the Arrangement — Under the terms of the Agreement, the Board remains able to respond to any Acquisition Proposals if it is determined that such Acquisition Proposal could reasonably be expected to lead to a Superior Proposal and to terminate the Agreement if the Company receives a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders, subject to payment of the Termination Payment.

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Ability to Change its Recommendation — The Board’s right to make a Change of Recommendation to the Shareholders in the event of a Superior Proposal, subject to the Purchaser’s Right to Match Period and payment of the Termination Payment.

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Opinion of Leerink Partners — The opinion of Leerink Partners dated November 14, 2025, that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the cash consideration to be received by the Shareholders (other than holders of Excluded Shares) pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders. See “The Arrangement —  Opinion of Leerink Partners” in this Circular and Proxy Statement. Shareholders are urged to read the opinion of Leerink Partners in its entirety. The full text of the opinion of Leerink Partners is attached as Annex B to this Circular and Proxy Statement.

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Negotiated Transaction — The Agreement is the result of the Transaction Committee’s extensive strategic review process and negotiations with the Purchaser that were undertaken by the Company and its legal advisors with the oversight and participation of the Transaction Committee and its financial advisors. The Transaction Committee believes the Arrangement is in the best interest of the Company and the Agreement includes terms and conditions that are reasonable in the judgment of the Transaction Committee.

•	Dissent Rights — Registered Shareholders as of the Record Date who oppose the Arrangement may exercise Dissent Rights in connection with the Arrangement.

The Transaction Committee and the Board also considered a number of potential issues and risks related to the Arrangement and the Agreement, including, among others:

•	the risks to the Company and the Shareholders, if the Arrangement is not completed, including the costs to the Company in pursuing the Arrangement;

•	the fact that if the Agreement is terminated under certain circumstances, the Company must pay the Termination Payment (as hereinafter defined) to the Purchaser as set forth in the Agreement; and

•	the right of the Purchaser to terminate the Agreement under certain circumstances.

The above discussion of the information and factors considered by the Transaction Committee and the Board is not intended to be exhaustive but is believed by the Transaction Committee and the Board to include the material factors considered by the Transaction Committee and the Board in their assessment of the Arrangement. In view of the wide variety of factors considered by the Transaction Committee and the Board in connection with their assessment of the Arrangement and the complexity of such matters, neither the Transaction Committee nor the Board considered it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the foregoing factors that it considered in reaching its decision. In addition, in considering the factors described above, individual members of the Transaction Committee and/or the Board may have given different weights to various factors and may have applied different analyses to each of the material factors considered by the Transaction Committee and the Board.

The Board’s reasons for recommending the Arrangement include certain assumptions relating to forward-looking information and such information and assumptions are subject to various risks. This information should be read in light of the assumptions described under the section entitled “Cautionary Statement Concerning Forward-Looking Information” and risk factors relating to the Arrangement can be found in the section entitled “Item 1A. Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which is incorporated by reference herein.

Process of the Transaction Committee

The Transaction Committee consisted solely of independent directors. The Transaction Committee was provided a clear mandate to retain independent legal and financial advisors and to determine whether to proceed with a transaction with the Purchaser and, if a decision was made to so proceed, to review and negotiate any such transaction. The Transaction Committee met several times to evaluate the proposal, the Arrangement and related matters. During these meetings, the Transaction Committee extensively deliberated and discussed the advantages and disadvantages of the Arrangement. Several meetings were held without management being present. With respect to certain meetings that management did attend, the Transaction Committee excused management prior to the end of such meetings and allowed the Transaction Committee members to raise any concerns they may have had without management present.

Recommendation of the Board

On November 14, 2025, based in part on the unanimous recommendation of the Transaction Committee and with the advice and assistance of its independent legal and financial advisors, as well as on the basis of the other factors described under the heading “Reasons for the Arrangement,” the Board:

•	determined unanimously that the Arrangement is in the best interests of the Company and is fair to the Shareholders;

•	authorized and approved unanimously the Arrangement and the Agreement, and the Company’s entrance into the Agreement and the performance by the Company of its obligations thereunder;

•	determined unanimously that the Arrangement Resolution shall be submitted for the consideration of the Shareholders at the Special Meeting; and

•	unanimously recommends that the Shareholders vote “FOR” the Arrangement Resolution.

Opinion of Leerink Partners

Unless the context requires otherwise, capitalized terms used but not defined in this “Opinion of Leerink Partners” section shall have the meaning ascribed to such term in Annex B.

Introduction

Repare retained Leerink Partners as its financial advisor in connection with the transactions contemplated by the Agreement (which are referred to in this Section as the “Transaction”). In connection with this engagement, the Repare Board requested that Leerink Partners evaluate the fairness, from a financial point of view, to the holders of Shares (other than Excluded Shares (as defined below)) of the Cash Consideration (as defined below) proposed to be paid to such holders pursuant to the Arrangement contemplated by the Agreement. For purposes of this summary of Leerink Partners’ opinion: (a) “Excluded Shares” means Common Shares held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any affiliate of the Purchaser; and (b) “Cash Consideration” means an amount per Common Share equal to the sum of (A) the “Cash Amount,” or the Closing Net Cash as of the Cash Determination Time, divided by the Company Outstanding Shares, plus (B) (i) the Incentive Securities Cash Balance divided by (ii) the number of issued and outstanding Common Shares as at immediately prior to the Effective Time.

On November 14, 2025, Leerink Partners rendered to the Repare Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated November 14, 2025, that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Consideration proposed to be paid to the holders of Common Shares (other than Excluded Shares) pursuant to the terms of the Arrangement was fair, from a financial point of view, to such holders.

The full text of the written opinion of Leerink Partners, dated November 14, 2025, which describes the assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Leerink Partners set forth below is qualified in its entirety by the full text of the written opinion attached hereto as Annex B. Leerink Partners’ financial advisory services and opinion were provided for the information and assistance of the Transaction Committee and the Repare Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Transaction and the opinion of Leerink Partners addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Common Shares (other than Excluded Shares) of the Cash Consideration proposed to be paid to such holders pursuant to the Arrangement. The opinion of Leerink Partners did not address any other term or aspect of the Agreement or the Transaction and does not constitute a recommendation to any shareholder of Repare as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Agreement or any other matter.

The full text of the written opinion of Leerink Partners should be read carefully in its entirety for a description of the assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Leerink Partners reviewed, among other things:

•	the proposed execution version of the Agreement, as provided to Leerink Partners by Repare on November 14, 2025;

•	the proposed execution version of the Plan of Arrangement, as provided to Leerink Partners by Repare on November 14, 2025

•	the proposed final form of the CVR Agreement, as provided to Leerink Partners by Repare on November 14, 2025;

•	Repare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed by Repare with the SEC;

•	Repare’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025 and June 30, 2025, as filed by Repare with the SEC;

•	certain Current Reports on Form 8-K, as filed by Repare with, or furnished by Repare to, the SEC; and

•

a dissolution analysis of Repare, as furnished to Leerink Partners by the management of Repare and approved by management for use by Leerink Partners, which is referred to in this summary of Leerink Partners’ opinion as the “Dissolution Analysis”

Leerink Partners also conducted discussions with members of the senior management and representatives of Repare regarding such Dissolution Analysis. Repare advised Leerink Partners that it intended to discontinue and wind up the business of Repare and did not have a standalone business plan. In addition, Leerink Partners considered the results of its efforts on behalf of Repare to solicit, at the direction of Repare, indications of interest from third parties with respect to a possible acquisition of or business combination with Repare. Leerink Partners also conducted such other financial studies and analyses and took into account such other information as it deemed appropriate.

Leerink Partners assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Leerink Partners for purposes of its opinion and, with Repare’s consent, Leerink Partners relied upon such information as being complete and accurate. In that regard, Leerink Partners assumed, at Repare’s direction, that the Dissolution Analysis had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Repare as to the matters covered thereby and Leerink Partners relied, at Repare’s direction, on the Dissolution Analysis for purposes of its analysis and opinion. Leerink Partners expressed no view or opinion as to the Dissolution Analysis or the assumptions on which it was based. In addition, at Repare’s direction, Leerink Partners did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Repare, nor was Leerink Partners furnished with any such evaluation or appraisal, and Leerink Partners was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Repare. Furthermore, at Repare’s direction Leerink Partners ascribed no value to the CVR Amount payable pursuant to the CVR Agreement. For purposes of its opinion, Leerink Partners assumed, at the direction of the Repare Board, that the Cash Consideration would be not less than US$1.82 per Common Share.

Leerink Partners assumed, at Repare’s direction, that the final executed Agreement and CVR Agreement and the final Plan of Arrangement would not differ in any respect material to Leerink Partners’ analysis or its opinion from the last versions of the Agreement, the CVR Agreement and the Plan of Arrangement reviewed by Leerink Partners. Leerink Partners also assumed, at Repare’s direction, that the representations and warranties made by Repare and Parent and the Purchaser in the Agreement were and will continue to be true and correct in all respects material to Leerink Partners’ analysis. Furthermore, Leerink Partners assumed, at Repare’s direction, that the Transaction would be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Leerink Partners’ analysis or its opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change would be imposed, the effect of which would be material to Leerink Partners’ analysis or its opinion. Leerink Partners did not evaluate and did not express any opinion as to the solvency or fair value of Repare, or the ability of Repare to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any national, provincial or other laws relating to bankruptcy, insolvency, or similar matters. Leerink Partners is not a legal, regulatory, tax or accounting advisor, and Leerink Partners expressed no opinion as to any legal, regulatory, tax or accounting matters.

The opinion of Leerink Partners expressed no view as to, and did not address, Repare’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to Repare or in which Repare might engage. The opinion of Leerink Partners was limited to and addressed only the fairness, from a financial point of view, as of the date of the opinion, to the holders of Common Shares (other than Excluded Shares) of the Cash Consideration proposed to be paid to such holders pursuant to the terms of the Arrangement. Leerink Partners was not asked to, and Leerink Partners did not express any view on, and its opinion did not address, any other term or aspect of the Agreement, the CVR Agreement, or the Transaction, including, without limitation, the structure or form of the Transaction, the form or any other terms of the CVR, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of Repare or any other party. In addition, Leerink Partners expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Repare or any other party, or class of such persons in connection with the Transaction, whether relative to the Cash Consideration proposed to be paid to the holders of Common Shares pursuant to the terms of the Arrangement or otherwise. The opinion of Leerink Partners’ was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Leerink Partners as of, the date of the opinion, and Leerink Partners does not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date of the opinion. Leerink Partners’ opinion did not constitute a recommendation to any shareholder of Repare as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Agreement or any other matter. Leerink Partners’ financial advisory services and its opinion were provided for the information and assistance of the Transaction Committee and the Repare Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Transaction. The issuance of the opinion of Leerink Partners was approved by the Leerink Partners LLC Fairness Opinion Review Committee.

Summary of Financial Analyses

The following is a summary of the material financial analyses prepared by Leerink Partners and reviewed with the Repare Board in connection with its opinion, which was delivered orally to the Repare Board on November 14, 2025, and subsequently confirmed in Leerink Partners’ written opinion, dated November 14, 2025. For purposes of the analyses described below, Leerink Partners was directed to rely upon the Dissolution Analysis prepared by Repare management. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of Leerink Partners, nor does the order of the analyses described below represent the relative importance or weight given to those analyses by Leerink Partners. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, Leerink Partners did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Accordingly, Leerink Partners believes that its analyses must be considered as a whole and that selecting portions of such analyses and factors without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying Leerink Partners’ financial analyses and its opinion. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. The assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 14, 2025, and is not necessarily indicative of current market conditions.

Leerink Partners was not requested to, and did not, recommend or determine the specific consideration payable in the Transaction. The type and amount of consideration payable in the Transaction was determined through negotiations between Repare and Parent and Repare’s decision to enter into the Agreement was solely that of the Repare Board. The opinion of Leerink Partners was only one of many factors considered by the Repare Board in their evaluation of the Transaction and should not be viewed as determinative of the views of the Repare Board or the management of Repare with respect to the Transaction, the Cash Consideration, any potential CVR Proceeds or any other aspect of the transactions contemplated by the Agreement.

The following is a summary of the material financial analyses reviewed with the Repare Board and performed by Leerink Partners in connection with its opinion, which was rendered orally to the Repare Board on November 14, 2025, and subsequently confirmed by delivery of a written opinion dated November 14, 2025. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying the opinion of, Leerink Partners. Future results may be different from those described and such differences may be material.

Dissolution Analysis

Repare advised Leerink Partners that it did not have a standalone business plan and its plan in the absence of a sale or merger of the company was to pursue a dissolution of Repare. Accordingly, Leerink Partners concluded, in the exercise of its professional judgment, that traditional valuation methodologies typically used for purposes of valuing a business as a going concern were not applicable to Repare. Repare management furnished to Leerink Partners the Dissolution Analysis prepared by management as described in more detail under “— Repare Management Dissolution Analysis” and directed Leerink Partners to rely upon the Dissolution Analysis for purposes of its analysis and opinion. The Dissolution Analysis assumed an initial distribution of cash to holders of Shares as of December 31, 2025, of approximately $55 million, or $1.26 per Share, and a second distribution of cash to holders of Shares as of March 31, 2026, of approximately $18 million, or an estimated present value of approximately $0.41 per Share (as described below), and a final distribution of cash to holders of Shares as of December 31, 2027, of approximately $2.5 million, or an estimated present value of approximately $0.05 per Share (as described below). Together, the initial distribution, second distribution and the final distribution are referred to in this section as the “Dissolution Payments.”

Leerink Partners compared the assumed value of the Cash Consideration of $1.82 per Common Share to the present value of the Dissolution Payments as of December 31, 2025 (the assumed date of approval by shareholders of Repare of a dissolution of Repare). For purposes of comparison, Leerink Partners discounted the Cash Consideration from January 31, 2026 (the assumed closing date of the Transaction), and further discounted the Dissolution Payments, in each case, to November 14, 2025. Leerink Partners calculated the December 31, 2025 present value of the Dissolution Payments by discounting the March 31, 2026 second distribution payment to December 31, 2025 and the December 31, 2027 final distribution payment to December 31, 2025 using a discount rate equivalent to ICE BofA US High Yield Index Effective Yield of 6.82% as of November 13, 2025, and adding these discounted amounts to the amount of the initial distribution payment. Leerink Partners then calculated the present value of the Cash Consideration and the Dissolution Payments as of November 14, 2025 by discounting the Cash Consideration from January 31, 2026, and further discounting the December 31, 2025 present value of Dissolution Payments, to November 14, 2025 using the same 6.82% discount rate. Leerink Partners determined this discount rate based upon its professional expertise and judgment.

This analysis resulted in an implied estimated present value as of November 14, 2025 of approximately $75 million, or $1.70 per Share, based on the assumed total shares outstanding of Repare of approximately 43.7 million as of November 13, 2025, as provided by Repare.

Leerink Partners then compared the results of the above analysis to the closing price of Repare Common Stock of $1.69 as of November 13, 2025, and present value of the Cash Consideration of $1.79 per Common Share.

General

Leerink Partners is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. Since October 2025, Leerink Partners has served as sales agent under XRC’s at-the-market sales agreement, and has received de minimis fees for such services. Except for the foregoing, during the past two years, Leerink Partners has not provided investment banking services to Repare, Parent or their respective affiliates. In the ordinary course of business, Leerink Partners may, in the future, provide investment banking services to Repare, Parent, or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of its trading and brokerage activities, Leerink Partners has in the past held and may in the future hold positions, for its own account or the accounts of its customers, in equity, debt or other securities of Repare, Parent or their respective affiliates. Consistent with applicable legal and regulatory requirements, Leerink Partners has adopted policies and procedures to establish and maintain the independence of its research department and personnel. As a result, Leerink Partners’ research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to Repare, Parent, and the Transaction and other participants in the Transaction that differ from the views of Leerink Partners’ investment banking personnel.

The Repare Board selected Leerink Partners as a financial advisor in connection with the Transaction based on Leerink Partners’ longstanding relationship and familiarity with Repare and its business, as well as its experience and expertise in the pharmaceutical industry. Leerink Partners is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.

In connection with Leerink Partners’ services as a financial advisor to Repare, Repare has agreed to pay Leerink Partners an aggregate fee of $4 million, of which opinion fees of $1 million have been paid and the remainder of which is payable contingent upon consummation of the Transaction. In addition, Repare has agreed to reimburse certain of Leerink Partners’ expenses arising related to the Transaction, and to indemnify Leerink Partners against certain liabilities, including liabilities under federal securities laws, that may arise, out of Leerink Partners’ engagement. The terms of the fee arrangement between Leerink Partners and Repare, which are customary in transactions of this nature, were negotiated at arm’s length between Leerink Partners and Repare, and the Repare Board was aware of the arrangement, including the fact that a significant portion of the fee payable to Leerink Partners is contingent upon the completion of the Transaction.

Plans for the Company After the Arrangement

The primary purposes of the Arrangement are to facilitate the Discontinuance and to provide Shareholders with cash sooner than would be the case in the context of a statutory liquidation, while retaining $4,000,000 of the Company’s Closing Net Cash as a transaction fee. Upon completion of the Arrangement, the Purchaser expects the Company to have sufficient funds to cover anticipated expenses through dissolution of the Company. Following the Arrangement, the Common Shares will be delisted from Nasdaq, in accordance with applicable laws, rules and regulations, and will apply to cease to be a reporting issuer in Québec under applicable Canadian Securities Laws, thereby reducing the administrative and financial burdens (and associated costs) associated with remaining a reporting issuer. The Common Shares will be deregistered under the Exchange Act. Following the completion of the Arrangement and such deregistration, the Company will no longer file period reports with the SEC.

Certain Effects of the Arrangement

Following the consummation of the Arrangement, the registration of the Common Shares under the Exchange Act will be terminated. Due to this termination, the Company will no longer be required to file annual, quarterly and current reports with the SEC. Moreover, the Company will no longer be subject to the requirement to furnish proxy statements in connection with meetings of Shareholders pursuant to Section 14(a) of the Exchange Act and the related requirement under the Exchange Act to furnish an annual report to Shareholders. Similarly, the Company will make an application to cease to be a reporting issuer (or equivalent) in Québec. Following acceptance of such application, the Company will cease to have public reporting obligations under U.S. and Canadian Securities Laws.

The Common Shares are currently registered under the Exchange Act and are traded on Nasdaq under the trading symbol “RPTX.” As a result of the Arrangement, the Company will be a privately held corporation and there will be no public market for the Common Shares. After completion of the Arrangement, (i) the Purchaser will hold 100% of the outstanding Common Shares and (ii) the Common Shares will cease to be quoted on Nasdaq.

Procedure for Exchange of Shares

Letter of Transmittal

The Letter of Transmittal has been sent to Registered Shareholders with this Circular and Proxy Statement. The Letter of Transmittal contains procedural information relating to the Arrangement and should be reviewed carefully. Registered Shareholders (other than the Dissenting Shareholders) can obtain additional copies of the Letter of Transmittal by contacting the Depositary, by calling toll-free in North America at (855) 793-5068 or outside of North America at (720) 864-4446 or by email to shareholder@broadridge.com.

Each Registered Shareholder must forward a properly completed and signed Letter of Transmittal, with accompanying share certificate(s) or DRS Advice(s) in order to receive the Consideration to which such Shareholder is entitled under the Arrangement. It is recommended that Registered Shareholders complete, sign and return the Letter of Transmittal with accompanying share certificate(s) or DRS Advice(s) to the Depositary as soon as possible. All deposits of Common Shares made under a Letter of Transmittal are irrevocable. In the event the Arrangement is not consummated, the Depositary will promptly return any share certificate(s) or DRS Advice(s) that have been deposited. Any use of the mail to transmit a share certificate (if applicable) and a related Letter of Transmittal is at the risk of the Shareholder. If these documents are mailed, it is recommended that registered mail, properly insured, be used.

Whether or not Shareholders forward the share certificate(s) or DRS Advice(s), as applicable, upon completion of the Arrangement on the Effective Date, Shareholders will cease to be Shareholders of the Company and will only be entitled to receive the Consideration to which they are entitled under the Arrangement or, in the case of Shareholders who properly exercise Dissent Rights, the right to receive fair value for their Common Shares in accordance with the dissent procedures of Chapter XIV – Division I of the QBCA. See “Dissent Rights.”

The instructions for depositing such share certificate(s) or DRS Advice(s), as applicable, with the Depositary are set out in the Letter of Transmittal. The Letter of Transmittal provides instructions with regard to lost share certificates. The Letter of Transmittal is available on SEDAR+ at www.sedarplus.ca.

Where Common Shares are evidenced only by a DRS Advice, there is no requirement to first obtain a certificate for those Common Shares or deposit with the Depositary any share certificate evidencing the Common Shares. Only a properly completed and duly executed Letter of Transmittal accompanied by the applicable DRS Advice(s) are required to be delivered to the Depositary in order to surrender those Common Shares under the Arrangement.

Registered Shareholders will not actually receive their Consideration until the Arrangement is completed and they have returned their properly completed documents, including the Letter of Transmittal and share certificates or DRS Advices, if applicable, to the Depositary.

The exchange of Common Shares for the Consideration in respect of Beneficial Shareholders is expected to be made with the Beneficial Shareholder’s Intermediary account through the procedures in place for such purposes between CDS and Cede & Co. (as the case may be) and such Intermediary. Beneficial Shareholders should contact their Intermediary if they have any questions regarding this process and to arrange for their Intermediary to complete the necessary steps to ensure that they receive payment for their Common Shares as soon as possible following completion of the Arrangement.

Exchange Procedure

Prior to the Effective Time, the Company shall deliver or arrange to be delivered to the Depositary sufficient funds to satisfy the aggregate Consideration payable to Shareholders pursuant to the Arrangement, which funds will be held by the Depositary as agent and nominee for Shareholders prior to distribution to such Shareholders under Article 4 of the Plan of Arrangement.

In the case of Registered Shareholders, as soon as reasonably practical after the Effective Date, which the Parties expect will occur on or about January 30, 2026, assuming due delivery of the required documentation, including the applicable share certificate(s) or DRS Advice(s) representing such holder’s Common Shares and a duly and properly completed Letter of Transmittal, the Depositary will cause the delivery of the funds representing a portion of the Consideration to which such Registered Shareholder is entitled (pursuant to the Plan of Arrangement) by first class mail, at the offices of the Depositary or by wire transfer.

If you are a Beneficial Shareholder holding your Common Shares through an Intermediary, then you are not required to take any action and the Consideration that you are entitled to receive will be delivered to your Intermediary though procedures in place for such purposes between CDS and Cede & Co. (as the case may be) and such Intermediaries. You should contact your Intermediary if you have any questions regarding this process.

Any exchange or transfer of Common Shares pursuant to the Plan of Arrangement will be free and clear of any Encumbrances or other claims of third parties of any kind.

No Shareholder will be entitled (following completion of the Arrangement) to receive any consideration or entitlement with respect to their Common Shares, other than any consideration or entitlement to which such Shareholder is entitled to receive under Article 2 of the Plan of Arrangement and the other terms of the Plan of Arrangement and, for greater certainty, no such Shareholder will be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends with a record date prior to the Effective Date.

Entitlement to Cash Consideration

In any case where the aggregate Consideration payable to particular Shareholders under the Arrangement would include a fraction of a cent, the cash consideration payable will be rounded down to the next whole cent.

Fractional CVRs

To the extent that any amounts payable to the holder of one or more CVRs include a fraction of a cent, the cash consideration payable shall be rounded down to the nearest whole cent.

Return of Shares

If the Arrangement is not completed, the Letter of Transmittal will be of no effect and the Depositary will return any share certificates or DRS Advices representing the deposited Common Shares to the holders thereof as soon as practicable at the address specified in the Letter of Transmittal.

Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with such Person’s Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a surety bond satisfactory to the Purchaser and the Depositary (acting reasonably) in such sum as the Purchaser may direct (acting reasonably), or otherwise indemnify the Purchaser and the Depositary in a manner satisfactory to the Purchaser and the Depositary (acting reasonably) against any claim that may be made against the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.

Cancellation of Rights

Until surrendered, each share certificate or DRS Advice that immediately prior to the Effective Time represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercise and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration which the holder is entitled to receive in lieu of such share certificate or DRS Advice as contemplated in Section 4.1 of the Plan of Arrangement, less any amounts withheld. Any such share certificate or DRS Advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date will cease to represent a claim or interest of any former Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, any consideration held by the Depositary to which such former Shareholder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

Withholding Rights

Each party, the Depositary, their respective affiliates, or any other person that makes a payment under the Agreement, the Plan of Arrangement or the CVR Agreement, as applicable, shall be entitled to deduct and withhold from any Consideration or other amount payable or otherwise deliverable to any person, including Shareholders exercising Dissent Rights, former Shareholders and holders of Incentive Securities, pursuant to the Agreement, the Plan of Arrangement, or the CVR Agreement such Tax or other amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom in accordance with the Tax Act or any other provisions of any applicable Laws or the administrative practice of any Governmental Entity. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under the Agreement, the Plan of Arrangement or the CVR Agreement as having been paid to the person in respect of which such deduction or withholding was made. Any such deducted or withheld amounts shall be remitted to the appropriate Governmental Entity as required by applicable Law.

Repare Management Dissolution Analysis

A dissolution analysis prepared by management was made available to the Board, the Transaction Committee and Leerink Partners (the “Dissolution Analysis”). The Transaction Committee and the Board utilized the Dissolution Analysis in connection with their evaluation of the Arrangement and permitted Leerink Partners to use and rely on the Dissolution Analysis for the purposes of its analysis and opinion. The information contained in the Dissolution Analysis may not be appropriate for other purposes. A summary of the Dissolution Analysis is being included in this Circular and Proxy Statement not to influence your decision whether to vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal to adopt the Agreement, but because the Dissolution Analysis was made available to the Board, the Transaction Committee and Leerink Partners.

The Dissolution Analysis, while necessarily presented with numerical specificity, was based on numerous estimates and assumptions, some as to future events, that were inherently uncertain and many of which were beyond the Company’s management’s control at the time the Dissolution Analysis was prepared, such as, actual expenses incurred, the amount of wind-down costs, the amount required to settle the Company’s remaining obligations under any contracts, the need to retain employees to facilitate the wind-down, the need to retain the services of outside contractors to assist with the wind-down and the satisfaction by the Company of its remaining obligations (including obligations to continue SEC filings), and the need to retain funds beyond any liquidating distribution for known, unknown or contingent liabilities, all of which were difficult to predict and many of which that are subject to change. The Dissolution Analysis includes multiple years and, by its nature, becomes subject to greater uncertainty with each successive month and year. At the direction of the Board, to assist the analysis and decision of the Board with respect to whether to approve the Company’s entry into the Agreement and consummation of the transactions contemplated by the Agreement, the Company’s management prepared the Dissolution Analysis, a financial analysis of the present value per Share that might be realized in a liquidation as an alternative to pursuing the transactions contemplated by the Agreement. The Dissolution Analysis was also provided to Leerink Partners in connection with the rendering of its opinion to the Company’s Board and in performing its financial analysis as described below in the section captioned “—Opinion of Leerink Partners.”

The following table summarizes the Dissolution Analysis:

(Amounts in USD millions)
Cash and cash equivalents, net of payables as of November 30, 2025	$108.0
Estimated closing transaction expenses in December 2025	18.8
Estimated remaining administrative and liquidation costs through December 31, 2027	9.1

Estimated cash available for distribution as of December 31, 2025	$80.1

Estimated initial cash distribution to Shareholders as of December 31, 2025	55.1
Estimated claims process holdback released to Shareholders as of March 31, 2026	18
Estimated final cash distribution to Shareholders as of December 31, 2027	$2.5

The Company does not intend to update or otherwise revise the Dissolution Analysis to reflect circumstances existing after the date when prepared or to reflect the occurrence of future events, even if any or all the estimates and assumptions underlying the Dissolution Analysis are no longer appropriate, except as required by law. Accordingly, the inclusion of the Dissolution Analysis in this Circular and Proxy Statement should not be regarded as an indication that the Company or anyone who received the Dissolution Analysis then considered, or now considers, the Dissolution Analysis to be necessarily predictive of actual future events, and this information should not be relied upon as such. These considerations should be considered in evaluating the Dissolution Analysis, which was prepared as of an earlier date.

This dissolution analysis has been prepared by, and is the responsibility of, the Company’s management. Ernst & Young LLP has not audited, reviewed, examined, compiled nor applied agreed upon procedures with respect to the accompanying dissolution analysis prospective financial information and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The Ernst & Young LLP report incorporated by reference in this document relates to the Company’s previously issued financial statements. It does not extend to the dissolution analysis and should not be read to do so.

Financing

The Purchaser’s obligations under the Agreement are not subject to any conditions regarding the Purchaser’s ability to obtain financing for the Consideration to be paid pursuant to the Arrangement.

Transaction Expenses

We expect that the professional fees and other expenses required to complete the Arrangement and related transactions will be approximately US$9.6 million. See “Fees and Expenses” for a description of the fees and expenses expected to incur in connection with the transaction.

Interests of the Company’s Directors and Executive Officers in the Arrangement

In considering the recommendation of the Board that you vote in favor of the Arrangement Resolution, you should be aware that aside from their interests as Shareholders of the Company, the Company’s directors and executive officers have interests in the Arrangement that are different from, or in addition to, those of other Shareholders of the Company generally. In particular, certain directors and executive officers are entitled to

“collateral benefit” (as defined in MI 61-101) in connection with the transaction (see “Interests of the Company’s Directors and Executive Officers in the Arrangement — Canadian Securities Law Matters”). Additionally, these interests include indemnification of our directors and executive officers following the completion of the Arrangement. The members of the Transaction Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Agreement and the Arrangement and in making its recommendations to the Board, which was also aware of and took into account these interests, among other matters, when making its recommendation to the Shareholders to vote for the Arrangement Resolution and the Compensation Resolution. See “The Arrangement — Background of the Arrangement,” “The Arrangement —; Recommendation of the Transaction Committee; Reasons for the Arrangement; Recommendation of the Board; and Opinion of Leerink Partners” and “Interests of the Company’s Directors and Executive Officers in the Arrangement.”

The Shareholders should take these interests into account in deciding whether to vote “FOR” the Arrangement Resolution.

Indemnification/Insurance

The Company’s by-laws provide for indemnification of directors and officers against certain liabilities that may arise by reason of their status or service as directors or officers. In addition, pursuant to the Agreement, the Purchaser will, or will cause the Company to, purchase customary fully pre-paid and non-cancelable “tail” policies of directors’ and officers’ liability, fiduciary liability, and employment practices liability providing protection no less favorable in the aggregate than the protection provided by such policies maintained by or for the benefit of the Company which are in effect immediately prior to the Effective Time, and the Purchaser shall, or shall cause the Company to maintain such tail policies in full force and effect without any reduction in scope of coverage or limits (other than a reduction of limits due to payments by the insurer(s) under the policies) for six (6) years after the Effective Date.

Compensation of the Transaction Committee

The Transaction Committee consists of four independent members of the Board: David Bonita (Chair), Thomas Civik, Samarth Kulkarni and Carol A. Schafer. Members of the Transaction Committee did not receive any additional remuneration for their service on the Transaction Committee.

Fees and Expenses

Whether or not the Arrangement is consummated, all fees and expenses incurred in connection with the Arrangement will be paid by the Party incurring those fees and expenses, except that the Company will pay the costs of printing and mailing this Circular and Proxy Statement and all SEC filing fees with respect to the Arrangement. Additionally, if the Agreement is terminated under certain circumstances, the Company must pay the Termination Payment to the Purchaser. Total fees and expenses incurred or to be incurred by the Company in connection with the Arrangement are estimated at this time to be as follows:

Estimated Amount To Be Paid (in millions US$)
Legal, accounting and other professional fees	$3.4
Financial advisory fee and expenses	$4.0
D&O clinical trial and other runoff insurance policies	$2.0
SEC registration fee, printing and mailing costs, transfer agent fees and other administrative costs	$0.2

Total	$9.6

Regulatory Approvals

No material federal, state or provincial regulatory approvals, filings or notices are required under the Agreement in connection with the Arrangement.

Anticipated Accounting Treatment of the Arrangement

The Arrangement will be accounted for in accordance with U.S. GAAP and will constitute a change of control under same.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE ARRANGEMENT

The following is a summary of certain anticipated U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) and non-U.S. Holders (as defined below) of Common Shares whose Common Shares are exchanged for the Consideration pursuant to the Arrangement. This summary addresses only holders who hold the Common Shares as “capital assets” (generally, assets held for investment purposes).

The following summary does not purport to address all U.S. federal income tax consequences that may apply to a U.S. Holder (as defined below) as a result of the Arrangement, nor does it take into account the specific circumstances of any particular holder, some of which may be subject to special tax rules (including, but not limited to, brokers, dealers in securities or currencies, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, banks, thrifts and other financial institutions, persons liable for alternative minimum tax, persons that hold an interest in an entity that holds the Common Shares, persons that will own, or will have owned, directly, indirectly or constructively 10% or more (by vote or value) of our stock, persons that hold the Common Shares as part of a hedging, integration, conversion or constructive sale transaction or a straddle, Shareholders who acquired their Common Shares through the exercise of an employee stock option or otherwise as compensation, former citizens or permanent residents of the United States, or persons whose functional currency is not the U.S. dollar).

This summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative pronouncements and rulings of the United States Internal Revenue Service (the “IRS”), judicial decisions and the Canada-United States Income Tax Convention (1980), as amended, all as in effect on the date hereof, and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. This summary does not describe any state, local or non-U.S. tax law considerations, or any aspect of U.S. federal tax law other than income taxation (e.g., estate or gift tax or the Medicare contribution tax). U.S. Holders (as defined below) should consult their tax advisers regarding such matters.

No legal opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences to U.S. Holders (as defined below) of the Arrangement. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to different interpretations, the IRS and U.S. courts could disagree with one or more of the positions taken in this summary.

As used in this summary, a “U.S. Holder” is a beneficial owner of the Common Shares who, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States, (ii) a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (B) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Common Shares, the U.S. federal income tax treatment of a partner will depend on the status of the partner and the activities of the partnership. Partnerships holding Common Shares and partners in such partnerships should consult their tax advisers as to the particular U.S. federal income tax considerations relating to the Arrangement.

For purposes of this summary, a “non-U.S. holder” is a beneficial owner of Common Shares, other than a partnership or other entity taxable as a partnership for U.S. federal income tax purposes, that is not a U.S. Holder. This discussion does not address all of the U.S. federal income tax consequences of the Arrangement applicable to non-U.S. holders of Common Shares. Accordingly, a non-U.S. holder should consult its tax advisor regarding all U.S. federal, state, local and non-U.S. tax considerations relating to the Arrangement, including the potential treatment of a portion of the CVR Payment Amount as interest for U.S. federal income tax purposes.

Holders are urged to consult their tax advisors to determine the tax consequences to them of exchanging Shares for cash and CVRs pursuant to the Arrangement in light of their particular circumstances.

Tax Considerations Relevant to U.S. Holders

The Arrangement

The receipt of the Consideration by U.S. Holders in exchange for their Common Shares pursuant to the Arrangement will generally be treated as consideration received in connection with the sale or exchange of such Common Shares. Accordingly, subject to the discussions below under “Passive Foreign Investment Company Considerations,” and “Treatment of the Receipt of the CVRs,” a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference, if any, between (i) the sum of the amount of cash received and the fair market value of the CVRs received as Consideration, and (ii) the U.S. Holder’s adjusted tax basis in the Common Shares surrendered.

If a U.S. Holder’s holding period in the Common Shares surrendered in the Arrangement is greater than one (1) year as of the date of the Arrangement, any gain or loss generally will be long-term capital gain or loss. Subject to the discussion below under “Passive Foreign Investment Company Considerations,” long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Common Shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Shares. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.

Passive Foreign Investment Company Considerations

If the Company was classified as a PFIC in any taxable year in which a U.S. Holder held Common Shares of the Company, such U.S. Holder will be subject to special rules with respect to any gain recognized under the Arrangement.

A foreign corporation will be considered a PFIC for any taxable year in which (1) 75% or more of its gross income is “passive income” under the PFIC rules or (2) 50% or more of the average quarterly value of its assets produce (or are held for the production of) “passive income.” For this purpose, “passive income” generally includes interest, dividends, certain rents and royalties, and certain gains. Moreover, for purposes of determining if the foreign corporation is a PFIC, if the foreign corporation owns, directly or indirectly, at least 25%, by value, of the shares of another corporation, it will be treated as if it holds directly its proportionate share of the assets and receives directly its proportionate share of the income of such other corporation. If a corporation is treated as a PFIC with respect to a U.S. Holder for any taxable year, the corporation will continue to be treated as a PFIC with respect to that U.S. Holder in all succeeding taxable years, regardless of whether the corporation continues to meet the PFIC requirements in such years, unless certain elections are made.

The determination as to whether a foreign corporation is a PFIC is based on the application of complex U.S. federal income tax rules, which are subject to differing interpretations, and the determination will depend on the composition of the income, expenses and assets of the foreign corporation from time to time and the nature of the activities performed by its officers and employees. The Company believes that it was classified as a PFIC for the taxable year ending December 31, 2024 and in certain prior years, and expects to be classified as a PFIC for the current taxable year. However, the Company’s actual PFIC status for the current taxable year is uncertain and cannot be determined until after the end of the taxable year.

If the Company is classified as a PFIC, a U.S. Holder that does not make any of the elections described below would be required to report any gain recognized in connection with the receipt of the Consideration in the Arrangement as ordinary income, rather than as capital gain, and to allocate such gain ratably over each day in the U.S. Holder’s holding period (or a portion thereof) for the Common Shares. The amounts allocated to the taxable year during which the gain is realized or distribution is made, and to any taxable years in such U.S. Holder’s holding period that are before the first taxable year in which we are treated as a PFIC with respect to the U.S. Holder, would be included in the U.S. Holder’s gross income as ordinary income for the taxable year of the gain. The amount allocated to each other taxable year would be taxed as ordinary income in the taxable year during which the gain is realized at the highest tax rate in effect for the U.S. Holder in that other taxable year and would be subject to an interest charge as if the income tax liabilities had been due with respect to each such prior year. U.S. Holders would not be able to offset any such gain recognized with losses.

The adverse tax consequences described above may be mitigated if a U.S. Holder makes or has made a timely “qualified electing fund” election (a “QEF election”) with respect to its interest in the PFIC. Consequently, if we are classified as a PFIC, it may be advantageous for a U.S. Holder to elect to treat us as a “qualified electing fund” with respect to such U.S. Holder in the first year in which it holds Common Shares. If a U.S. Holder makes a timely QEF election with respect to the Company, the electing U.S. Holder would be required in each taxable year that we are considered a PFIC to include in gross income (i) as ordinary income, the U.S. Holder’s pro rata share of the ordinary earnings of the Company and (ii) as capital gain, the U.S. Holder’s pro rata share of the net capital gain (if any) of the Company, whether or not the ordinary earnings or net capital gain are distributed. An electing U.S. Holder’s basis in Common Shares will be increased to reflect the amount of any taxed but undistributed income. Distributions of income that had previously been taxed will result in a corresponding reduction of basis in the Common Shares and will not be taxed again as distributions to the U.S. Holder.

If a U.S. Holder has made a valid election to treat the Company as a QEF, in lieu of being subject to the PFIC tax and interest charge rules discussed above, such U.S. Holder will generally recognize gain or loss for U.S. federal income tax purposes in connection with the receipt of the Consideration in the Arrangement in an amount equal to the difference between the amount realized pursuant to such transactions and the U.S. Holder’s adjusted tax basis in its Common Shares. The U.S. Holder’s adjusted tax basis in the Common Shares includes any adjustments to such tax basis as a result of any income recognized as a result of the U.S. Holder’s QEF election with respect to the Company. Long-term capital gain of individuals and certain other non-corporate U.S. Holders will generally be eligible for a reduced rate of taxation. The deductibility of a capital loss may be subject to limitations. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.

Alternatively, if the Company were to be classified as a PFIC, a U.S. Holder could also avoid certain of the rules described above by making a “mark-to-market election” (instead of a QEF election), provided the Common Shares are treated as regularly traded on a qualified exchange or other market within the meaning of the applicable U.S. Treasury Regulations.

U.S. Holders should consult their tax advisers regarding the potential availability and consequences of a mark-to-market election, as well as the advisability of making a QEF election.

During any taxable year in which the Company is treated as a PFIC with respect to a U.S. Holder, that U.S. Holder generally must file IRS Form 8621. U.S. Holders should consult their tax advisers concerning annual filing requirements.

Treatment of the Receipt of the CVRs

This section discusses the U.S. federal income tax considerations of the Arrangement if the exchange of Common Shares for cash and CVRs is treated as a closed transaction or, alternatively, as an open transaction. Shareholders are urged to consult their tax advisors with respect to the proper characterization of the receipt of, and payments made with respect to, the CVRs. Under either “closed” or “open” transaction treatment, gain or loss generally will be determined separately for each block of Common Shares exchanged pursuant to the Arrangement. We cannot express a definitive conclusion as to the U.S. federal income tax treatment of receipt of the CVRs or receipt of any payment pursuant to the CVRs. We intend to treat the receipt of the CVRs as a closed transaction and payments received pursuant to the CVRs as amounts realized on the disposition (or partial disposition) of the CVRs.

If the receipt of the CVRs is treated as, or determined to be, part of a closed transaction for U.S. federal income tax purposes, then a U.S. Holder of Common Shares generally would recognize capital gain or loss on an exchange of Common Shares pursuant to the Arrangement as described above under “Tax Considerations Relevant to U.S. Holders.”

A U.S. Holder’s initial tax basis in a CVR received in the Arrangement would equal the fair market value of such CVR as determined for U.S. federal income tax purposes. The holding period for a CVR would begin on the day following the date of the Effective Time.

There is no authority directly addressing the U.S. federal income tax treatment of receiving payments on the CVRs and, therefore, the amount, timing and character of any gain, income or loss with respect to the CVRs is uncertain.

Any payment received in respect of the CVRs for all U.S. federal tax purposes (except to the extent any portion of such payment is required to be treated as imputed interest, as described below) generally will be treated as an amount realized on the disposition of the CVR and a U.S. Holder should recognize gain or loss equal to the difference between the amount of such payment (less any portion of such payment required to be treated as imputed interest, as described below) and the U.S. Holder’s adjusted tax basis in the CVR. The gain or loss will generally be long-term capital gain or loss if the U.S. Holder has held the CVR for more than one year at the time of such payment. Additionally, a U.S. Holder may recognize loss, which loss likely would be a capital loss, to the extent of any remaining basis after the expiration of any right to cash payments under such U.S. Holder’s CVR. The deductibility of capital losses is subject to limitations.

If the transaction is treated as an “open transaction” for U.S. federal income tax purposes, the fair market value of the CVRs would not be treated as additional consideration for the Common Shares at the time the CVRs are received in the Arrangement, and the U.S. Holder would have no tax basis in the CVRs. Instead, subject to the discussion above under “Passive Foreign Investment Company Considerations,” the U.S. Holder would take payments under the CVRs into account when made or deemed made in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. A portion of such payments would be treated as interest income under Section 483 of the Code (as discussed below) and the balance, in general, as additional consideration for the disposition of the Common Shares. Payments of cash pursuant to the Arrangement, plus the portion of payments on the CVRs not treated as imputed interest under Section 483 of the Code, will generally first be applied to reduce a U.S. Holder’s adjusted tax basis in the Common Shares sold or exchanged in the Arrangement. A U.S. Holder will then recognize capital gain to the extent of any cash received pursuant to the Arrangement and the portion of payments in respect of the CVRs not treated as imputed interest received that is in excess of the U.S. Holder’s adjusted tax basis in the Common Shares sold or exchanged in the Arrangement. A U.S. Holder will recognize capital loss to the extent of any remaining basis after the basis reduction described above, although it is possible that such holder may not be able to recognize such loss until the resolution of all contingencies under the CVRs or possibly until such holder’s abandonment of the holder’s CVRs. Any such capital gain or loss will generally be long-term capital gain or loss if the Common Shares were held for more than one year prior to such disposition. The deductibility of capital losses is subject to certain limitations.

Regardless of whether the receipt of the CVR Payment Amount is treated as part of a closed transaction or as part of an open transaction for U.S. federal income tax purposes, the CVR Payment Amount may be treated as a payment for the sale or exchange of Common Shares to which Section 483 of the Code applies if at least one payment is due more than one year after the consummation of the Arrangement. Accordingly, assuming Section 483 of the Code applies, a portion of any CVR Payment Amount that is due more than six months after the consummation of the Arrangement will be reported as interest and subject to U.S. federal income tax as ordinary income. The portion of any payment made with respect to a CVR treated as imputed interest under Section 483 of the Code will be determined at the time such payment is made and generally should equal the excess of (1) the amount of the payment in respect of the CVRs over (2) the present value of such amount as of the Effective Time, calculated using the applicable federal rate as the discount rate. The applicable federal rate is published monthly by the IRS. The relevant applicable federal rate will be the lower of the lowest applicable federal rate in effect during the three-month period ending with the month that includes the date on which the Plan of Arrangement was signed or the lowest applicable federal rate in effect during the three-month period ending with the month that includes the date of the consummation of the Arrangement. A U.S. Holder must include in its taxable income interest imputed pursuant to Section 483 of the Code using such holder’s regular method of accounting for U.S. federal income tax purposes.

Tax Considerations Relevant to non-U.S. Holders —the Arrangement

As described above under “—the Arrangement,” the receipt of the Consideration by U.S. Holders in exchange for their Common Shares pursuant to the Arrangement generally will be treated as consideration received in connection with the sale or exchange of such Common Shares. In general, any gain realized by a Non-U.S. Holder on the exchange of Common Shares for the Consideration generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with the conduct of a trade or business of such non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax on a net basis at the rates generally applicable to U.S. persons, and, if the non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

•

such non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the Arrangement is consummated, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), net of applicable U.S.-source capital losses recognized by such non-U.S. Holder.

Generally, if payments are made to a non-U.S. Holder with respect to a CVR, such non-U.S. Holder may be subject to withholding at a rate of 30% (or a lower rate under an applicable income tax treaty) of the portion of any such payments treated as imputed interest (as discussed above), unless such non-U.S. Holder establishes its entitlement to exemption from or a reduced rate of withholding under an applicable tax treaty by providing the appropriate documentation (generally, IRS Form W-8BEN or W-8BEN-E or other applicable IRS Form W-8) to the applicable withholding agents. In addition, a payment to a non-U.S. Holder with respect to a CVR may be subject to U.S. backup withholding and FATCA withholding, each as discussed below.

Non-U.S. Holders are urged to consult their tax advisors to determine the U.S. federal, state, local and other tax considerations that may be relevant to them in light of their particular circumstances and as to any applicable tax treaties that might provide for different rules.

There is no assurance that the IRS will agree with our conclusion that the Distribution will be treated as described above. If the Distribution is treated as an ordinary distribution from the Company to Shareholders, U.S. Holders may be subject to tax consequences different than discussed herein, including significant adverse tax consequences to the extent that the Company is classified as a PFIC for the taxable year that includes the Distribution or a prior year in which the U.S. Holder held Common Shares in the Company. Such adverse tax consequences could include a U.S. Holder recognizing income with respect to the full amount of the Distribution received (without reference to the U.S. Holder’s adjusted basis in its Common Shares or the current and accumulated earnings and profits of the Company), and any such income being taxed as ordinary income, and an additional interest charge applying with respect to a portion of the tax due thereon (as further described in the discussion below under “Passive Foreign Investment Company Considerations).

Information Reporting and Backup Withholding

Payments made to holders in exchange for Common Shares pursuant to the Arrangement may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number (generally, an employer identification number or social security number) provided is correct and such U.S. Holder is not subject to backup withholding. In general, a non-U.S. holder will not be subject to U.S. federal backup withholding and information reporting with respect to cash payments to the non-U.S. holder pursuant to the Arrangement if the non-U.S. holder has provided an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable version of IRS Form W-8.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund from the IRS or credited against a holder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act or FATCA

Withholding at a rate of 30% generally will be required in certain circumstances on interest (including payments treated as interest income under Section 483 of the Code) in respect of CVRs held by or through certain non-U.S. financial institutions (including investment funds), unless such institution (i) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments or (ii) if required under an intergovernmental agreement between the U.S. and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the U.S. and an applicable foreign country may modify these requirements. Accordingly, the entity through which the CVR is held will affect the determination of whether such withholding is required. Similarly, in certain circumstances, interest (including payments treated as interest income under Section 483 of the Code) in respect of the CVRs held by a holder that is a non-financial non-U.S. entity that does not qualify under certain exemptions generally will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the payor that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the payor will then in turn be required to provide to the U.S. Department of the Treasury. Holders should consult their tax advisors regarding the possible implications of these rules on their receipt of, and payments with respect to, CVRs.

This summary of certain U.S. federal income tax considerations is for general information only and is not tax advice. Shareholders should consult their tax advisors as to the specific tax considerations applicable to them in connection with the Arrangement, including the applicability and effect of the alternative minimum tax and the effect of any federal, state, local, foreign and other tax laws.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS OF THE ARRANGEMENT

The following is a summary as of the date prior to the date hereof of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder (collectively, the “Tax Act”) generally applicable to a Shareholder who receives the Distribution and subsequently disposes of Common Shares, in each case pursuant to the Arrangement. This summary is applicable only to a Shareholder who, at all relevant times, for purposes of the Tax Act: (a) deals at arm’s length with the Company, the Purchaser, the Parent, and XRC; (b) is not affiliated with the Company, the Purchaser, the Parent, or XRC; and (c) holds Common Shares, and will hold the CVRs received pursuant to the Arrangement, if applicable, as capital property (a “Holder”).

Generally, Common Shares and CVRs will be capital property to a Holder unless such securities are held or were acquired in the course of carrying on a business of buying or selling securities or as part of an adventure or concern in the nature of trade. Certain Resident Holders (as defined below) may be entitled to make an irrevocable election permitted by subsection 39(4) of the Tax Act, the effect of which would be to deem to be capital property any Common Shares (and all other “Canadian securities” (as defined in the Tax Act)) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years. Resident Holders whose Common Shares might not otherwise be considered to be capital property should consult their own tax advisors concerning this election. This election does not apply to CVRs.

This summary does not describe the tax considerations of the Arrangement to the holders of Incentive Securities. Holders of Incentive Securities should consult their own tax advisors. In addition, this summary is also not applicable to a Shareholder who acquired their Common Shares on the exercise of Options or RSUs. Such Shareholders should consult their own tax advisors.

This summary is not applicable to a Holder (i) that is a “specified financial institution” (as defined in the Tax Act), (ii) an interest in which is a “tax shelter investment” (as defined in the Tax Act), (iii) that is a “financial institution” (as defined in the Tax Act) for purposes of the “mark-to-market” rules in the Tax Act, (iv) that reports its “Canadian tax results” (as defined in the Tax Act) in a currency other than Canadian dollars, (v) that is exempt from tax under Part I of the Tax Act, (vi) that has entered into a “derivative forward agreement” or “synthetic disposition arrangement” (each as defined in the Tax Act) in respect of the Common Shares or the CVRs, (vii) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in Canada, or (viii) that is otherwise of special status or in special circumstances. Such Holders should consult their own tax advisors.

This summary is based on the current provisions of the Tax Act and an understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. No assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in Law or administrative policies or assessing practices whether by legislative, regulatory, administrative or judicial action or decision, nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction which may be different from those discussed herein.

This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Holders should consult their own tax advisors having regard to their own particular circumstances.

The Canadian federal income tax consequences to a Holder of the receipt, holding and disposition of CVRs and the reporting of amounts in respect thereof for Canadian federal income tax purposes will generally depend upon the circumstances giving rise to payments, if any, under such CVRs and are not entirely clear. Accordingly, the description in this summary of such tax consequences and reporting is not free from doubt. No advance tax ruling in respect of the Arrangement has been sought from the CRA. Holders should consult their own tax advisors to determine the tax considerations and corresponding reporting obligations in relation to the receipt, holding and disposition of a CVR and, in particular, whether the receipt of the CVRs and payments received under the CVRs should be reported in an alternative manner to that described below.

Currency Conversion

For purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of the Common Shares and CVRs (including adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars. Any amount denominated in another currency must be converted into Canadian dollars using exchange rates as determined in accordance with the Tax Act.

Holders Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Holder”). Holders should confirm with their own tax advisors whether they are a Resident Holder.

(i)	Receipt of the Distribution

Generally, where a corporation pays a distribution to its shareholders in respect of a reduction of the “paid-up capital” (as defined in the Tax Act) of a class of its shares and the distribution does not exceed the paid-up capital of such class, the amount distributed on such reduction may be treated as a tax-free return of capital to the shareholders (subject to the comments below concerning the reduction of the adjusted cost base of the shares.) The amount of the Distribution is not expected to exceed the current paid-up capital of the Common Shares. Moreover, certain provisions of the Tax Act that can deem a distribution on a reduction of paid-up capital to be dividend under certain circumstances should not apply, as the Company is not a “public corporation” for purposes of the Tax Act. Accordingly, the entire amount of the Distribution should be treated as a tax free return of capital and no portion thereof should be treated as a deemed dividend.

The adjusted cost base of each Common Share to a Resident Holder will be reduced by an amount equal to the amount per Common Share received in connection with the Distribution. If the amount per Common Share received on the Distribution exceeds the adjusted cost base of such share, a Resident Holder will be deemed to realize a capital gain equal to such excess. The tax consequences to a Resident Holder of any such capital gain are generally as described below under the heading “Holders Resident in Canada — (v) Taxation of Capital Gains and Losses.”

No advance tax ruling or legal opinion has been sought or obtained with respect to the tax treatment of the Distribution. As such, Resident Holders should consult their own tax advisors in this regard.

(ii)	Disposition of Common Shares Pursuant to the Arrangement

Generally, a Resident Holder (other than a Resident Dissenting Holder) who disposes of Common Shares pursuant to the Arrangement will realize a capital gain (or capital loss) equal to the amount, if any, by which the fair market value of the CVRs received pursuant to the Arrangement at the time of the Arrangement (other than any portion of the CVRs in respect of which payments are otherwise required to be included in such Resident Holder’s income for purposes of the Tax Act) net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of such Common Shares immediately before the disposition. See “Holders Resident in Canada — (v) Taxation of Capital Gains and Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

(iii)	Receipt, Holding and Disposition of CVRs Received Pursuant to the Arrangement

The cost to a Resident Holder of a CVR received pursuant to the Arrangement will be equal to the fair market value of the CVR received at the time of the Arrangement (other than any portion of such CVR in respect of which payments are otherwise required to be included in such Resident Holder’s income for purposes of the Tax Act).

The terms of the CVRs are complex, and the entitlement of a Resident Holder to receive certain cash payments in respect of the CVRs may result from the satisfaction of a number of different contingencies or conditions. While not free from doubt, certain payments that may become receivable by a Resident Holder pursuant to a CVR may be required to be included in such Resident Holder’s income in the taxation year in which such amounts become payable or are received. A Resident Holder who disposes of all or a portion of a CVR, including on receipt of a payment in respect of such portion of such CVR or pursuant to the termination of the CVR when all of the payment obligations under the CVR have been satisfied, should realize a capital gain (or capital loss) to the extent that the proceeds of disposition received by such Resident Holder, which should include, although not free from doubt, the payments, if any, received pursuant to the CVR or such portion thereof (other than any such payments that are otherwise required to be included in such Resident Holder’s income for purposes of the Tax Act), exceed (or are less than) the Holder’s adjusted cost base of such CVR or such portion thereof immediately before the disposition and any reasonable costs of disposition. Where no payment on the CVR is to be made, or, in the event of the termination of a CVR where it is cancelled pursuant to the CVR Agreement, a Resident Holder should be considered to have disposed of its CVR for no proceeds and will realize a capital loss equal to the adjusted cost base of such CVR immediately before the disposition. See “Holders Resident in Canada — (v) Taxation of Capital Gains and Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

The Canadian federal income tax consequences to a Holder of the receipt, holding and disposition of CVRs and the reporting of amounts in respect thereof for Canadian federal income tax purposes will generally depend upon the circumstances giving rise to payments, if any, under such CVRs and are not entirely clear. Accordingly, the description in this summary of such tax consequences and reporting is not free from doubt. No advance tax ruling in respect of the Arrangement has been sought from the CRA. Resident Holders should consult their own tax advisors to determine the tax considerations and corresponding reporting obligations in relation to the receipt, holding and disposition of a CVR and, in particular, whether the receipt of the CVRs and payments received under the CVRs should be reported in an alternative manner to that described above.

(iv)	Dissenting Shareholders

A Resident Holder who duly and validly exercises Dissent Rights (a “Resident Dissenting Holder”) who receives a cash payment from or on behalf of the Purchaser in respect of the fair value of the Resident Dissenting Holder’s Dissent Shares will be deemed to have disposed of the Dissent Shares to the Purchaser for proceeds of disposition equal to the amount received by the Resident Dissenting Holder (excluding the amount of any interest awarded by a court). As a result, such Resident Dissenting Holder will generally realize a capital gain (or a capital loss) to the extent that such proceeds of disposition (excluding any interest awarded by a court) exceed (or are less than) the adjusted cost base to the Resident Dissenting Holder of such Dissent Shares immediately before the disposition and any reasonable costs of disposition. See the disclosure below under “Holders Resident in Canada — (v) Taxation of Capital Gains and Losses” for a description of the tax treatment of capital gains and losses.

Interest awarded by a court to a Resident Dissenting Holder will be included in the Resident Dissenting Holder’s income for purposes of the Tax Act. A Resident Dissenting Holder that is, throughout the relevant taxation year, a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income,” which is defined in the Tax Act to include interest income. Resident Holders to whom these rules may apply should consult their own tax advisors.

(v)	Taxation of Capital Gains and Losses

Generally, a Resident Holder is required to include in computing its income for a taxation year one half of the amount of any capital gain (a “taxable capital gain”) realized in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in such taxation year. Allowable capital losses in excess of taxable capital gains for the year of disposition may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, in accordance with and subject to the rules contained in the Tax Act.

The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a Common Share may be reduced by the amount of any dividends received (or deemed to be received) by it on such Common Share to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a Common Share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Holders should consult their own tax advisors.

A Resident Holder that is, throughout the relevant taxation year, a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income,” which is defined in the Tax Act to include amounts in respect of taxable capital gains. Resident Holders to whom these rules may apply should consult their own tax advisors.

A capital gain realized by a Resident Holder who is an individual or trust (other than certain trusts) may result in such Resident Holder being liable for alternative minimum tax under the Tax Act.

Eligibility for Investment

The CVRs will not be qualified for investments under the Tax Act for a trust governed by a registered retirement savings plan, a registered retirement income fund, a deferred profit sharing plan, a registered disability savings plan, a registered education savings plan, a tax-free savings account, or a first home savings account. Such trust holding the CVRs or, in certain cases, the annuitant, holder or subscriber thereof may be subject to penalty taxes as a result of the trust holding the CVRs. Other negative tax consequences may also result. Resident Holders are urged to consult their own tax advisors for advice as to any actions to be taken to avoid such adverse tax consequences.

Holders Not Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, has not been and is not, and is not deemed to be, resident in Canada and does not use or hold and is not deemed to use or hold the Common Shares or CVRs in a business carried on in Canada (a “Non-Resident Holder”). This portion of the summary is not applicable to Non-Resident Holders that are: (i) insurers carrying on an insurance business in Canada and elsewhere; or (ii) “authorized foreign banks” (as defined in the Tax Act). Such Non-Resident Holders should consult their own tax advisors.

(i)	Receipt of the Distribution

The consequences to Non-Resident Holders of the receipt of the Distribution under the Tax Act will be as described above under the heading “Holders Resident in Canada — (i) Receipt of the Distribution.” The tax consequences to a Non-Resident Holder of any capital gains realized on Common Shares in connection with the receipt of the Distribution are generally as described below under the heading “Holders Not Resident in Canada — (ii) Disposition of Common Shares and Subsequent Dispositions of CVRs.”

(ii)	Disposition of Common Shares and Subsequent Dispositions of CVRs

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of Common Shares under the Arrangement unless the Common Shares are, or are deemed to be, “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition or deemed disposition and the gain is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention.

Similarly, a Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of CVRs unless the CVRs are, or are deemed to be, “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition or deemed disposition and the gain is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention. It is not anticipated that the CVRs will constitute taxable Canadian property of Non-Resident Holders.

Generally, a Common Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition provided that the Common Share is listed on a “designated stock exchange” for the purposes of the Tax Act (which currently includes Nasdaq), unless at any time during the 60 month period immediately preceding the disposition or deemed disposition of the Common Share the following two conditions are met concurrently: (a) the Non-Resident Holder, persons with whom the Non-Resident Holder does not deal at arm’s length, partnerships whose members include, either directly or indirectly through one or more partnerships, the Non-Resident Holder and/or persons with whom the Non-Resident Holder does not deal at arm’s length, or any combination of the foregoing, owned 25% or more of the issued shares of any class or series of shares of the capital stock of the Company; and (b) the Common Share derived more than 50% of its fair market value directly or indirectly from, or from any combination of, real or immovable property situated in Canada, “Canadian resource properties,” “timber resource properties” (each as defined in the Tax Act), or options in respect of, interests in, or for civil law rights in, any such property (whether or not such property exists). Notwithstanding the foregoing, a Common Share may be deemed to be taxable Canadian property in certain other circumstances. Non-Resident Holders should consult their own tax advisors in this regard.

In the event that Common Shares constitute taxable Canadian property to a Non-Resident Holder and any capital gain realized by the Non-Resident Holder on the disposition or deemed disposition of the Common Shares under the Arrangement (including any capital gain deemed to be realized if the amount per Common Share received by the Non-Resident Holder on the Distribution exceeds the adjusted cost base of such share immediately before the Distribution) is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention, then the tax consequences described above under the heading “Holders Resident in Canada — (v) Taxation of Capital Gains and Losses” will generally apply.

Non-Resident Holders whose Common Shares may constitute taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.

An amount paid by or on behalf of the Purchaser under the CVRs to a Non-Resident Shareholder will generally not be subject to Canadian withholding tax.

(iii)	Dissenting Shareholders

A Non-Resident Holder who duly and validly exercises Dissent Rights (a “Non-Resident Dissenting Holder”) who receives a cash payment from or on behalf of the Purchaser in respect of the fair value of the Non-Resident Dissenting Holder’s Dissent Shares will be deemed to have disposed of the Dissent Shares to the Purchaser for proceeds of disposition equal to the amount received by the Non-Resident Dissenting Holder

(excluding the amount of any interest awarded by a court). The tax treatment of a Non-Resident Dissenting Holder in respect of such a disposition will be similar to that of a Non-Resident Holder who participates in the Arrangement, as described above.

An amount paid in respect of interest to a Non-Resident Dissenting Holder will generally not be subject to Canadian withholding tax.

Non-Resident Dissenting Holders whose shares are taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.

NOTICES TO SHAREHOLDERS IN CANADA

This Circular and Proxy Statement is subject to the requirements of Section 14(a) of the U.S. Exchange Act, as well as applicable Canadian corporate and Securities Laws. Accordingly, this Circular and Proxy Statement has been prepared in accordance with disclosure requirements in effect in the United States and in Canada.

Financial statements and other financial information referred to in this Circular and Proxy Statement have been prepared in accordance with U.S. GAAP. Shareholders who are resident in Canada should be aware that U.S. GAAP is different from International Financial Reporting Standards generally applicable to companies incorporated in Canada.

NOTICES TO SHAREHOLDERS OUTSIDE OF CANADA

The Company is a corporation incorporated under the Laws of Québec, Canada. The solicitation of proxies and the transactions contemplated are being carried out in accordance with the Laws of the Province of Québec and the federal Laws of Canada applicable therein. The Company has prepared this Circular and Proxy Statement in accordance with the disclosure requirements of Canada and of the United States.

Shareholders who are not residents of Canada should be aware that the disposition of Common Shares pursuant to the Arrangement may have tax consequences both in Canada and in the jurisdiction in which they are resident (including the United States) which may not be described fully herein. The tax treatment of Shareholders pursuant to the Arrangement is dependent on their individual circumstances and the tax jurisdiction applicable to such Shareholders. It is recommended that Shareholders consult their tax advisors in this regard.

THE SPECIAL MEETING

Date, Time and Place

This Circular and Proxy Statement is being furnished to our Shareholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held at 10:00 a.m. (Montreal time) on January 16, 2026. The Special Meeting will be hosted via live webcast only. Any shareholder can attend the virtual Special Meeting live online by registering at www.proxydocs.com/RPTX prior to the deadline of 10:00 a.m. (Montreal time) on January 16, 2026. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions.

Proposals to be Considered at the Special Meeting

At the Special Meeting, our Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, (i) the Arrangement Resolution, the full text of which is set forth in Annex D to this Circular and Proxy Statement, approving the Arrangement under Chapter XVI – Division II of the QBCA involving the Company and the Purchaser, pursuant to which, among other things, the Purchaser will acquire all of the issued and outstanding Common Shares of the Company and the Shareholders will receive (a) a cash amount per Common Share, which is currently estimated to be approximately $1.82 per Common Share and will be finally determined based upon the Company’s cash balance immediately prior to the Effective Time after deducting certain transaction costs, the aggregate amount of outstanding liabilities, and a transaction fee to the Purchaser, and (b) one CVR for each Common Share; (ii) the Compensation Resolution that will entitle the holder to receive, following Closing, contingent cash payments described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement; and (ii) in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, (a) the Liquidation Resolution, and (b) the Liquidator Resolution.

Record Date and Voting Information

Only Shareholders who hold Common Shares at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Special Meeting. Each Common Share outstanding on the Record Date will be entitled to one vote on each of the Arrangement Resolution, the Compensation Resolution, the Liquidation Resolution and the Liquidator Resolution. Each Common Share outstanding on the Record Date will be entitled to one vote on the Arrangement Resolution. As of the Record Date, there were 43,108,362 issued and outstanding Common Shares.

Broker non-votes and proxies marked “ABSTAIN” will be counted only for the purpose of determining whether a quorum is present at the Special Meeting and not as votes cast. Such broker non-votes and proxies marked “ABSTAIN” will have no effect on the outcome of the various matters to be voted upon at the Special Meeting. Abstentions will have no effect on the outcome of the vote to approve the Arrangement Resolution, the Liquidation Resolution and the Liquidator Resolution.

Quorum

Under the by-laws of the Company, a quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 25% of the votes attached to all of the issued Common Shares Company entitled to voting rights at the Special Meeting. Broker non-votes and proxies marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned or postponed to solicit additional attendance.

Required Vote

Approval of the Arrangement Resolution requires the affirmative vote of not less than (i) 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) a simple majority of the votes attached to Common Shares held by Shareholders present in person (virtually) or represented by proxy at the Special Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101. See “Interests of the Company’s Directors and Executive Officers in the Arrangement — Canadian Securities Law Matters” for more information. As of November 21, 2025, the Record Date, there were 43,108,362 Common Shares issued and outstanding.

Approval of the Compensation Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special meeting. Approval of the Liquidation Resolution requires the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting. Approval of the Liquidator Resolution requires the affirmative vote of not less than 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting.

Solicitation of Proxies

The Company is providing this Circular and Proxy Statement and a form of proxy in connection with management’s solicitation of proxies for use at the Special Meeting and at any postponement(s) or adjournment(s) thereof. The solicitation of proxies for the Special Meeting will be made primarily by mail, but proxies may also be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, employees, agents or other Representatives. The cost of solicitation by management of the Company will be borne directly by the Company. The Company will reimburse Intermediaries for permitted fees and costs incurred by them in mailing soliciting materials to the Beneficial Shareholders. Invoices for such permitted fees and costs should be directed to the attention of the Chief Financial Officer of the Company at 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada.

Notice to United States Shareholders

The solicitation of proxies involves securities of an issuer located in Canada and is being effected and disclosed in accordance with the corporate laws of Canada and securities laws of the provinces of Canada as well as in accordance with the Exchange Act.

The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely because the Company is existing under the QBCA. Shareholders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company and its officers and directors to subject themselves to a judgment by a United States court.

Advice to Registered Shareholders — Voting and Revocation of Proxies

A Registered Shareholder is a Shareholder that holds Common Shares in its own name. A Registered Shareholder may attend and vote at the Special Meeting. Alternatively, a Registered Shareholder may deposit a proxy that nominates a Person or entity to represent the Shareholder at the Special Meeting. If you are a Registered Shareholder and you intend to participate and vote at the Special Meeting online, you do not need to complete the proxy. See “Attending and Participating in the Special Meeting” below.

The proxy accompanying this Circular and Proxy Statement nominates officers and/or directors of the Company to represent that Shareholder at the Special Meeting. A Shareholder desiring to appoint a Person or entity, other than those management nominees named in the accompanying form of proxy, to represent such Shareholder at the Special Meeting may do so by following the instructions in “Appointment of a Third Party as Proxy” below.

Voting of Proxies

The Common Shares represented by properly completed and executed proxies that are received in the manner prescribed above will be voted in accordance with the instructions of the Shareholder, including on any ballot votes that may take place at the Special Meeting. If you have not specified how to vote on a particular matter, then your proxy holder can vote your Common Shares as he or she sees fit. Where no choice is specified, the Common Shares represented by properly completed and executed proxies in favor of the management proxy nominees named in the printed portion of the enclosed proxy will be voted “FOR” the Arrangement Resolution approving the Arrangement and “FOR” the Compensation Resolution, Liquidation Resolution and Liquidator Resolution.

The accompanying proxy also confers discretionary authority upon the proxy nominees named therein to vote (or withhold from voting) in accordance with their best judgment on any amendments or variations to matters identified in the notice of meeting, or other matters as may properly come before the Special Meeting. At the date of this Circular and Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Special Meeting.

A proxy given by a Shareholder for use at the Special Meeting may be revoked by an instrument in writing that is signed by the Shareholder or by the Shareholder’s attorney, if authorized in writing, or by transmitting, by electronic means, a revocation signed by electronic signature by the Shareholder or by the Shareholder’s attorney, if authorized in writing, to or at the registered office of the Company’s registrar and transfer agent at any time up to and including the last Business Day preceding the day of the Special Meeting, or in the case of any adjournment of the Special Meeting, the last Business Day preceding the day of the adjournment, or by delivering to the chair of the Special Meeting on the day of, and prior to the start of, the Special Meeting or any adjournment thereof. A Shareholder may also revoke a proxy in any other manner permitted by Law.

Advice to Beneficial Shareholders — Voting Information Forms

A Shareholder is a Beneficial Shareholder if it holds Common Shares that are not registered in its own name but are instead registered in the names of entities such as brokerage firms, banks or trust companies through which the Common Shares were purchased on behalf of such Shareholder or to which the Shareholder transferred Common Shares that were formerly registered in the Shareholder’s own name. More particularly, a Person is a Beneficial Shareholder in respect of Common Shares which are held on behalf of that Person but which are registered either: (a) in the name of an Intermediary that the Beneficial Shareholder deals with in respect of the Common Shares; or (b) in the name of a clearing agency (such as the Canadian Depository for Securities Limited) of which the Intermediary is a participant. (Intermediaries include, among others, banks, trust companies, securities dealers or brokers or administrators of self-administered Registered Retirement Savings Plan, Registered Retirement Income Fund, Registered Education Savings Plan, Tax-Free Savings Account, First Home Savings Account, Registered Disability Savings Plan, Deferred Profit Sharing Plan and similar plans).

A Beneficial Shareholder is not entitled to vote directly at the Special Meeting unless it has followed the steps necessary for its Intermediary to name such Beneficial Shareholder as a proxy holder for the Common Shares beneficially held by that Beneficial Shareholder. The process by which Beneficial Shareholders receive the Meeting Materials and by which they may appoint themselves as proxy holders varies depending on whether the Beneficial Shareholder is a non-objecting Beneficial Shareholder (a “NOBO”) or an objecting Beneficial Shareholder (an “OBO”).

Beneficial Shareholders who have not objected to an Intermediary disclosing certain ownership information about them to the Company are referred to as NOBOs. Those Beneficial Shareholders who have objected to an Intermediary disclosing ownership information about them to the Company are referred to as OBOs.

The Company is taking advantage of those provisions of NI 54-101 (as defined below) that permit the Company to deliver proxy-related materials to the Company’s NOBOs who have not waived the right to receive them. As a result, NOBOs can expect to receive the Meeting Materials through their respective broker or other intermediary.

Also, in accordance with the requirements of NI 54-101, the Company has distributed copies of the Meeting Materials to the Intermediaries for onward distribution to OBOs. Intermediaries are required to forward the Meeting Materials to OBOs unless, in the case of certain proxy-related materials, the OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward the Meeting Materials to OBOs.

The Meeting Materials to each NOBO and OBO will also include a VIF which, when properly completed and signed by the NOBO or OBO and returned to the Company (in the case of a NOBO) or the appropriate Intermediary or its service company (in the case of an OBO), will constitute voting instructions that the Company or Intermediary must follow. The purpose of this procedure is to permit NOBOs and OBOs to direct the voting of the Common Shares that they beneficially own.

Beneficial Shareholders receiving a VIF cannot use that form to vote their Common Shares directly at the Special Meeting. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered. Should a Beneficial Shareholder who receives a VIF wish to vote their Common Shares at the Special Meeting or have someone else attend and vote on its behalf, the Beneficial Shareholder may request a legal proxy as set forth in the VIF, which will grant the Beneficial Shareholder or its nominee the right to attend and vote at the Special Meeting.

Beneficial Shareholders who wish to revoke or amend their VIFs, or revoke their proxies, should refer to the instructions received from Computershare.

Attending and Participating in the Special Meeting

The Special Meeting will be hosted via live webcast only. Any shareholder can attend the virtual Special Meeting live online by registering at www.proxydocs.com/RPTX. The Special Meeting will start at 10:00 a.m. (Montreal time) on January 16, 2026. Shareholders attending the Special Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to attend, you must register in advance at www.proxydocs.com/RPTX prior to the deadline of 10:00 a.m. (Montreal time) on January 16, 2026. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions. In order to register for the Special Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a shareholder of record of common shares, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your common shares in a “street name.” We recommend that you log in a few minutes before 10:00 a.m.(Montreal time) to ensure you are logged in when the Special Meeting starts. The virtual meeting room will open 15 minutes before the start of the Special Meeting.

If you would like to submit a question during the Special Meeting, you may log in at www.proxydocs.com/RPTX using your control number, type your question into the “Ask a Question” field, and click “Submit.”

To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find our rules of conduct for the Special Meeting posted when you log into the platform prior to the start of the Special Meeting. These rules of conduct will include the following guidelines:

•

We welcome questions from shareholders relevant to the Special Meeting. An opportunity will be provided to present questions and comments during the question and answer session, which will include questions submitted live during the Special Meeting.

•	Only shareholders of record as of November 21, 2025 (the “Record Date”) and their proxy holders may submit questions or comments.

•	You may submit questions and comments electronically through the meeting portal during the Special Meeting. Management will respond to appropriate questions in the order received.

•

Please direct all questions to Thomas Civik, our Board Chairperson, or Steve Forte, our President, Chief Executive Officer and Chief Financial Officer, who has been appointed as Secretary of the Special Meeting.

•	Please include your name and affiliation, if any, when submitting a question or comment.

•	Limit your remarks to one brief question or comment that is relevant to the Special Meeting and/or our business. Up to one minute will be allocated to each submitted question or comment.

•	Questions may be grouped by topic by our management.

•

Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

Appointment of a Third Party as Proxy

The following applies to Shareholders who wish to appoint someone as their proxyholder other than the Persons designated in the enclosed form of proxy or voting instruction form. This includes non-registered Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Special Meeting.

Shareholders of record who wish to appoint a third-party proxyholder other than the persons identified on the proxy card to attend, participate or vote at the Special Meeting as their proxy and vote their shares MUST submit their proxy card appointing such third-party proxyholder AND register the third-party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy. Failure to register the proxyholder will result in the proxyholder not receiving access to attend, participate or vote at the Special Meeting.

Step 1: To appoint a third-party proxyholder, insert such person’s name and email in the blank space provided in the proxy card and follow the instructions for submitting such proxy card by mail. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your proxy card.

Step 2: To register a duly appointed third-party proxyholder, shareholders MUST provide the proxyholder contact information requested by BetaNXT, Inc. in order to be provided with the information and credentials to access, attend, participate or vote at the Special Meeting.

Proxies appointing a third-party proxyholder must be deposited in accordance with the instructions set forth on the proxy card by no later than 10 a.m. (Montreal time) on January 14, 2026, or if the Annual Meeting is postponed or adjourned, by no later than 48 hours prior to the time of such postponed or adjourned meeting (excluding Saturdays, Sundays and holidays). We reserve the right to accept late proxies and to waive the proxy cut-off, with or without notice.

Notice-And-Access

The Company is not sending this Circular and Proxy Statement to Registered Shareholders or Beneficial Shareholders using “notice-and-access” under NI 54-101.

Other Business

We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this Circular and Proxy Statement. If other matters do properly come before the Special Meeting, or at any adjournment or postponement of the Special Meeting, the persons named on the enclosed Form of Proxy gives will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the Form of Proxy with respect to such matters.

THE AGREEMENT

The Arrangement will be carried out pursuant to the Agreement and the Plan of Arrangement. The following is a summary of the principal terms of the Agreement and Plan of Arrangement. This summary is qualified in its entirety by reference to the Agreement, which is attached to this Circular and Proxy Statement as Annex A and has been filed by the Company on its SEDAR+ profile at www.sedarplus.ca, and to the Plan of Arrangement, which is attached to this Circular and Proxy Statement as Annex E.

Subject to the terms and conditions of the Agreement, the Purchaser will acquire all of the issued and outstanding Common Shares in the capital of the Company. Upon completion of the Arrangement, each Shareholder of the Company (other than Dissenting Shareholders) will receive, in exchange for each Common Share, the Consideration. The terms of the Agreement are the result of negotiations conducted between the Company and the Purchaser and their respective advisors.

Representations and Warranties

The Agreement contains representations and warranties made by the Company to the Purchaser and the Parent and representations and warranties made by the Purchaser and the Parent to the Company. Those representations and warranties were made solely for the purposes of the Agreement and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating its terms. Moreover, some of the representations and warranties contained in the Agreement are subject to a contractual standard of materiality (including a Material Adverse Change) that is different from that generally applicable to the public disclosure to the Shareholders or those standards used for the purpose of allocating risk between parties to an agreement.

The representations and warranties provided by the Company in favor of the Purchaser relate to, among other things: Board approval; organization; capitalization; authority; no violations; Subsidiaries; corporate records; public filings; financial statements; off-balance sheet financing; independence of auditors; liabilities and indebtedness; brokerage fees; books and records; absence of certain changes or events; derivative transactions; employments and consultant matters; acceleration of benefits; tax matters; Material Contracts; change of control; restrictive documents; related party transactions; absence of insolvency proceedings; no material change; authorizations; internal controls; significant acquisitions; shareholder and similar agreements; transfer agent; Securities Laws matters; no default; litigation; compliance with Laws; anti-corruption and anti money-laundering; sanctions; consents and approvals; fairness opinion; financial advisors; intellectual property matters; data security and privacy requirements; real property; title and sufficiency of corporation assets; and bank accounts and powers of attorney.

The representations and warranties provided by the Purchaser and Parent in favor of the Company relate to, among other things: organization and validity; authority; no violation; residency; litigation; compliance with Laws; and sufficient funds available.

The representations and warranties provided by XRC in favor of the Company relate to: organization and validity; authority; no violation; and residency.

For purposes of the Agreement, a “Material Adverse Change” means, with respect to the Company or the Purchaser, as the case may be, any fact or state of facts, circumstance, change, effect, occurrence or event that (i) either individually or in the aggregate prevents or materially delays, or individually or in the aggregate would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transaction, or (ii) individually or in the aggregate is, or would reasonably be expected to be, material and adverse to the financial condition, assets or liabilities (contingent or otherwise) of the Company and its Subsidiary, taken as a whole, other than any such change, effect, occurrence or event directly or indirectly relating to or resulting from: (a) conditions generally affecting the industries in which the Company and its Subsidiary operate in jurisdictions in which the Company and its Subsidiary carry on business; (b) changes to applicable Laws, GAAP or changes in accounting or regulatory requirements generally applicable to the industries in which such Party and its Subsidiary operate as a whole; (c) changes to the general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States or elsewhere; (d) changes to the global, national or regional political conditions, including the outbreak of war or acts of terrorism; (e) any hurricane, flood, tornado, earthquake or other natural disaster, epidemic, pandemic or disease outbreak, or any material worsening of such conditions existing as of the date of the Agreement; (f) relating to a change in the market trading price or trading volume of the Company’s publicly listed securities (it being understood that, unless otherwise excluded by (a) through (k) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change); (g) the failure of the Company to meet any internal or published projections, forecasts or estimates of revenues, earnings or cash flow (it being understood that, unless otherwise excluded by (a) through (k) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change); (h) the announcement of the Agreement and the transactions contemplated therein, including the Contemplated Transactions and the Distribution; (i) any matter expressly consented to in writing by the Purchaser after the date of the Agreement or any action or inaction expressly required by the Agreement; or (j) any Permitted Disposition; provided, however, that where the change or effect referred to in (a) through (e) primarily relates only to (or has the effect of primarily relating only to) the Company and its Subsidiary or disproportionately affects the Company and its Subsidiary, taken as a whole, compared to other entities of similar size operating in the same jurisdictions in the industries and businesses in which the Company and its Subsidiary operate, such change or effect may be taken into account in determining whether a Material Adverse Change has occurred, but only to the extent of such disproportionate impact; provided, further, that references in certain sections of the Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a Material Adverse Change has occurred.

Non-Solicitation Obligations

(a)	On and after the date of the Agreement, except as otherwise provided in the Agreement, the Company agreed it shall not, and shall cause each of its Representatives not to, directly or indirectly:

(i)

make, solicit, assist, initiate, encourage, promote or otherwise facilitate (including by way of furnishing, providing access to or disclosing information, books and records, facilities or properties of the Company or a Subsidiary of the Company or entering into any form of written or oral agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal;

(ii)

enter into, continue or otherwise participate or engage in or otherwise facilitate any discussions or negotiations with any person (other than the Purchaser, Parent and their respective affiliates and Representatives), or otherwise cooperate in any way with, or assist or participate in, encourage or otherwise facilitate, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal, provided that, for greater certainty, the Company may (A) communicate with any person making an unsolicited Acquisition Proposal (and such person’s Representatives) for the purposes of clarifying the terms and conditions of such Acquisition Proposal and assessing the likelihood of its consummation so as to determine whether such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, (B) advise any person of the restrictions of the Agreement, and (C) advise any person making an unsolicited Acquisition Proposal that such Acquisition Proposal does not constitute a Superior Proposal when the Board of Directors has so determined;

(iii)	make a Change of Recommendation; or

(iv)

accept, approve, endorse, recommend or enter into, or publicly propose to accept, approve, endorse, recommend or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking (other than a confidentiality and standstill agreement permitted under the Agreement) constituting an Acquisition Proposal or requiring, or reasonably expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise impede, interfere or be inconsistent with, the Arrangement or any of the other transactions contemplated by the Agreement or requiring, or reasonably expected to cause, the Company to fail to comply with the Agreement or providing for the payment of any break, termination or other fees or expenses to any person in the event that any of the Contemplated Transactions are completed or in the event that it completes any other transaction with the Purchaser or any of its affiliates that is agreed to prior to any termination of the Agreement.

(b)

The Company further agreed that it shall, and shall cause each of its Subsidiary and Representatives to, immediately cease and terminate any existing solicitation, assistance, discussion, encouragement, activities, negotiation or process with or involving any person (other than the Purchaser, its Affiliates and their respective Representatives) commenced prior to the date of the Agreement with respect to or which could reasonably be expected to constitute an Acquisition Proposal, whether or not initiated by the Company or any of its Representatives and, in connection therewith, the Company will discontinue access to any other third party to all information, including any data room (virtual or otherwise) and any confidential information, properties, facilities, books and records of the Company or its Subsidiary.

(c)

The Company represented and warranted that neither it nor its Representatives have waived or released any person from such Person’s obligations respecting the Company, or its Subsidiary, under any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and agreed that the Company shall, and shall cause its Subsidiary to (i) not release any person from, or waive or amend any provision of any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and (ii) take all necessary action to enforce each confidentiality, standstill, or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party (it being acknowledged by the Purchaser that the automatic release from any currently existing standstill restrictions of any such currently existing agreement in accordance with the terms of such agreement as a result of entering into and announcing the Agreement shall not be a violation of the Agreement).

(d)

The Company further agreed it shall ensure that its Representatives are aware of the provisions of the Agreement, and further agreed it shall be responsible for any breach of the Agreement by its Representatives and any such breach shall be deemed a breach by the Company.

(e)

From and after the date of the Agreement, the Company agreed it shall promptly (and in any event within 48 hours after it has received or otherwise become aware of any proposal, inquiry, offer, request or expression of interest) notify the Purchaser of any proposal, inquiry, offer, request or expression of interest relating to or that constitutes an Acquisition Proposal or which could reasonably be expected to constitute an Acquisition Proposal or any request for copies of, access to, or disclosure of, non-public information relating to the Company or any Subsidiary of the Company, including but not limited to information, access, or disclosure relating to the properties, facilities, books, records or a list of Shareholders of the Company. Such notice shall include a description of the terms and conditions of, and the identity of the person making, any proposal, inquiry, offer, request or expression of interest. The Company further agreed it shall promptly keep the Purchaser fully informed of any change in the status of developments and negotiations (to the extent such negotiations are permitted pursuant to the Agreement) with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, and shall, promptly upon receipt or delivery thereof, provide the Purchaser (or its outside legal counsel) with copies of all documents and written communications relating to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest exchanged between the Company or any of its Representatives, on the one hand, and the person making the Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest or any of its Representatives, on the other hand. The Company further agreed it shall respond promptly to all inquiries by the Purchaser with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest. The Company agreed it shall not, and shall cause its Subsidiary not to, enter into any agreement with any person subsequent to the date hereof that prohibits, or which contains any provision that adversely affects the rights of the Company or its Subsidiary upon compliance with any of the provisions of the Agreement.

(g)

The Company further agreed that, notwithstanding any provision of the Agreement, following receipt by the Company of any proposal, inquiry, offer, request or expression of interest (including any changes, modifications or other amendments thereto) that is not an Acquisition Proposal but which the Company reasonably believes could lead to an Acquisition Proposal, the Company may respond to the proponent solely to advise it that, in accordance with the Agreement, the Company can only enter into discussions or negotiations with a Party in accordance with the Agreement, and for no other purpose.

Responding to an Acquisition Proposal and Right to Match

(a)

If after the date of the Agreement, the Company or any of its Representatives receives from a Person a written Acquisition Proposal, the Company and its Representatives may (x) contact the person making such Acquisition Proposal and its Representatives for the purpose of clarifying the terms and conditions of such Acquisition Proposal, and (y) engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of confidential information, properties, facilities, or books and records of the Company or the Subsidiary, if and only if, in the case of clause (y):

(i)

the Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

(ii)	such Person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill or similar restriction;

(iii)	the Company has been, and continues to be, in compliance with its obligations relating to non-solicitation;

(iv)

the Company promptly provides the Purchaser with prior written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure; and

(v)

the Company enters into an Acceptable Confidentiality Agreement with such person, and the Company provides a copy of such agreement to the Purchaser promptly following its execution and the Purchaser is promptly provided with all information provided to such person (to the extent not previously provided to the Purchaser).

(b)

If after the date of the Agreement the Company receives an Acquisition Proposal that constitutes a Superior Proposal, the Company may terminate the Agreement and accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of such Superior Proposal prior to completion of the Arrangement and recommend or approve such Superior Proposal or make a Change of Recommendation, if and only if:

(i)

such Superior Proposal did not arise, directly or indirectly, as a result of a violation by the Company of non-solicitation provisions under the Agreement and the Company has been and continues to be in compliance with its obligations under such provisions;

(ii)	the Person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill or similar restriction;

(iii)	the Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Superior Proposal;

(iv)

the Company has (A) delivered written notice to the Purchaser of the determination of the Board that the Acquisition Proposal is a Superior Proposal and of the intention of the Board to accept, approve, recommend or enter into an agreement in respect of such Superior Proposal (the “Superior Proposal Notice”) and (B) has provided the Purchaser with a copy of the acquisition or similar agreement relating to such Acquisition Proposal, including all supporting materials, including any financing documents supplied to the Company in connection therewith and a written notice from the Board regarding the value in financial terms that the Board has, in consultation with an independent financial advisor, determined should be ascribed to any non-cash consideration offered under the Superior Proposal;

(v)

at least five (5) Business Days have elapsed since the later of the date on which the Purchaser received a copy of the Superior Proposal Notice and the date on which the Purchaser received all related specified material (such five Business Day period, the “Right to Match Period”) and, for greater certainty, the Right to Match Period shall expire at 11:59 p.m. (Montréal time) on the last Business Day of the Right to Match Period;

(vi)

if the Purchaser and Parent have offered to amend the terms of the Arrangement and the Agreement during the Right to Match Period, the Board has determined, in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal when assessed against the Arrangement and the Agreement as it is proposed to be amended as at the termination of the Right to Match Period; and

(vii)

the Company terminates the Agreement in order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal and concurrently pays the related Termination Payment.

(c)

During the Right to Match Period or such longer period as the Company may approve in writing for such purpose, the Purchaser and Parent will have the opportunity, but not the obligation, to offer to amend the terms of the Arrangement and the Agreement. The Company agrees that, if requested by the Purchaser, it will negotiate with the Purchaser in good faith to amend the terms of the Arrangement and the Agreement as would enable them to proceed with the Arrangement and any Contemplated Transactions on such adjusted terms. The Board will review any such offer by the Purchaser and Parent to amend the terms of the Arrangement and the Agreement in order to determine, in good faith, whether the Purchaser and Parent’s offer to amend the Arrangement and the Agreement, upon its acceptance, would result in the applicable Acquisition Proposal ceasing to be a Superior Proposal when assessed against the Arrangement and the Agreement as it is proposed to be amended as at the termination of the Right to Match Period. If the Board determines that the applicable Acquisition Proposal would cease to be a Superior Proposal when assessed against the Arrangement and the Agreement as it is proposed to be amended as at the termination of the Right to Match Period, the Purchaser and Parent will amend the terms of the Arrangement and the Agreement and the Company and the Purchaser and Parent shall enter into an amendment to the Agreement reflecting the offer by the Purchaser and Parent to amend the terms of the Arrangement and the Agreement.

(d)

Each successive amendment, change or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration to be received by the Shareholders will constitute a new Acquisition Proposal for purposes of the Agreement and the Purchaser shall be afforded a new three (3) Business Day Right to Match Period from the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the material specified in the Agreement with respect to such new Superior Proposal from the Company.

(e)

The Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or publicly disclosed or the Board determines that a proposed amendment to the terms of the Agreement or the Plan of

Arrangement as contemplated under the Agreement would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its outside legal counsel.

(f)

If the Special Meeting is to be held during a Right to Match Period, the Company may, and shall at the request of the Purchaser, postpone or adjourn the Special Meeting to a date that is not more than fifteen (15) days after the scheduled date of the Special Meeting, but in any event to a date that is not less than five (5) Business Days prior to the Outside Date.

(g)	Nothing contained in the non-solicitation terms of the Agreement shall limit in any way the obligation of the Company to convene and hold the Special Meeting while the Agreement remains in force.

(h)

Nothing in the Agreement shall prevent the Board or the Company from responding through a directors’ circular or otherwise as required by applicable Laws to an Acquisition Proposal where such response is not an acceptance, approval, endorsement or recommendation of such Acquisition Proposal and does not otherwise constitute a Change of Recommendation; provided, that the Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of such circular or other disclosure and shall make all reasonable amendments to such circular or other disclosure as requested by the Purchaser and its outside legal counsel.

(i)

Nothing in the non-solicitation obligations under the Agreement or the determination by the Board of Directors of a Superior Proposal shall require the sharing with the Purchaser of any information considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles, which competitively sensitive information will be provided only to the external legal counsel or external expert of the Purchaser and shall not be shared by such legal counsel or expert with any other person unless it is first anonymized and aggregated such that it is no longer considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles.

Covenants

In the Agreement, each of the Company and the Purchaser has agreed to certain covenants, including using commercially reasonable acts to satisfy the conditions precedent to their respective obligations under the Agreement.

Covenants of the Company Regarding the Conduct of Business

During the Interim Period, except: (i) with the prior written consent of the Purchaser (such prior written consent not to be unreasonably withheld, conditioned or delayed), (ii) as required or permitted by the Agreement or the Plan of Arrangement, (iii) as required by any Contract, by Law or by a Governmental Entity, or (iv) as set out in the Disclosure Letter, the Company agreed it shall, and shall cause each of its Subsidiary to (A) continue the Discontinuance; (B) continue to pay outstanding accounts payable and other liabilities (including payroll) when due and payable; and (C) keep the Purchaser fully informed as to material decisions or actions made or required to be made with respect to, and material developments relating to, the Discontinuance and consult with the Purchaser, as the Purchaser may reasonably request, to allow the Purchaser to monitor and provide input with respect to the direction and control of, any such material decisions or actions or developments.

The Company further agreed that, during the Interim Period, unless (i) the Purchaser shall otherwise agree to in writing (such prior written consent not to be unreasonably withheld, conditioned or delayed), (ii) expressly permitted (including as pertains to or arises out of, or in connection with, any Permitted Disposition) or specifically contemplated by the Agreement and the Contemplated Transactions (including, for the avoidance of doubt, in connection with the Discontinuance), (iii) as required by any Contract, by Law or by a Governmental Entity, or (iv) as set forth in the Disclosure Letter, the Company shall, and shall cause its Subsidiary to:

(a)	not split, consolidate or reclassify any of its outstanding shares nor undertake any other capital reorganization, nor reduce capital in respect of its outstanding shares;

(b)	not declare, set aside or pay any dividends on or make any other distributions on or in respect of its outstanding shares;

(c)	not amend its articles of incorporation, by-laws or other comparable organizational documents or the terms of any of its outstanding securities;

(d)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not issue, grant, deliver, sell, exchange, amend, modify, accelerate, pledge or otherwise subject to any Encumbrance (other than Permitted Encumbrances), or authorize any such action in respect of, any securities of the Company (other than the issuance of Common Shares upon the exercise of currently outstanding Options or other Convertible Securities in accordance with their terms); more specifically (and without limiting the generality of the foregoing), not authorize, approve, agree to issue, issue or award any Incentive Securities under the Equity Incentive Plan or any other Convertible Securities;

(e)	not redeem, offer to purchase, purchase or cause to be purchased any of its outstanding securities;

(f)	not adopt a shareholder rights plan that provides rights to the Shareholders to purchase any securities of the Company as a result of the Arrangement or the Contemplated Transactions;

(g)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not enter into, adopt, establish, amend, modify or terminate any Employee Plan (or any arrangement that would be an Employee Plan if in effect as of the date hereof), other than in connection with the Discontinuance;

(h)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not increase or decrease any salary, incentives, benefits or other compensation, and not accelerate vesting of any benefits, of any officer, employee, director of the Company or its Subsidiary under any Employee Plan, in each case, other than as contemplated by the Agreement or the Plan of Arrangement;

(i)	not acquire or dispose of any securities, except in connection with the Discontinuance;

(j)	not reorganize, amalgamate, combine or merge the Company or the Subsidiary with any other person;

(k)	not create any Subsidiary;

(l)	not acquire or commit to acquire any assets or group of related assets (through one or more related or unrelated acquisitions);

(m)	not incur, or commit to, capital expenditures;

(n)

except (1) in connection with the Discontinuance, (2) for any (x) obsolete, damaged or destroyed asset, (y) return of leased assets at the end of the lease term, or (z) transfer of assets between the Company and the Subsidiary, (3) as required pursuant to the terms of any Material Contract in effect on the date of the Agreement, or (4) in connection with any Permitted Disposition, not sell, lease, option, encumber or otherwise dispose of, or commit to sell, lease, option, encumber or otherwise dispose of, any assets or group of related assets (through one or more related or unrelated transactions), or transfer any interest in any of the Subsidiary to a third party;

(o)	(1) not incur or commit to incur any indebtedness for borrowed money, except for the borrowing of working capital in connection with the Discontinuance or issue any debt securities, (2) not incur or commit to incur, or guarantee, endorse or otherwise become responsible for, any other material liability, obligation or indemnity or the obligation of any person other than the Subsidiary, or (3) not make any loans or advances to any person other than the Subsidiary;

(p)	not make any material changes to existing accounting methods, principles, practices or policies or internal controls other than as required by applicable Law or by GAAP;

(q)

not pay, discharge or satisfy any material claims, liabilities or obligations other than the payment, discharge or satisfaction, in connection with the Discontinuance in accordance with their terms, of liabilities reflected or reserved against in the Company’s financial statements as at and for the period ended September 30, 2025;

(r)	not engage in any transaction with any related parties other than (i) with the Company and its Subsidiary in connection with the Discontinuance or (ii) in respect of a Permitted Disposition;

(s)

not commence or settle or assign any rights relating to or any interest in any litigation, proceeding, claim, action, assessment or investigation that is material to the Company and involving the Company or its Subsidiary or material asset of either;

(t)

not waive, release, grant, transfer, exercise, modify or amend in any material respect, other than in connection with the Discontinuance, (1) any existing contractual rights in respect of any joint ventures of the Company, (2) any Authorization, lease, concession, contract or other document, or (3) any other material legal rights or claims;

(u)	not propose or enter into any agreement, arrangement, commitment, or offer with respect to a material joint venture or other mutual co-operation or distribution agreement;

(v)

not enter into any interest rate, currency or equity swaps, hedges, derivatives or other similar financial instruments other than (1) in connection with the Discontinuance, (2) if approved by the Board of Directors prior to the date hereof or (3) if required under existing banking facilities;

(w)	not increase any coverage under any directors’ and officers’ insurance policy other than as contemplated in the Agreement;

(x)

not acquire or agree to acquire (by merger, amalgamation, arrangement, acquisition of stock or assets or otherwise) any person or division of any person or make any investment either by purchase of shares or securities, contributions of capital (other than to the Subsidiary), property transfer or purchase of any property or assets of any other person;

(y)

except in connection with the Discontinuance, not adopt a plan of complete or partial liquidation, arrangement, dissolution, amalgamation, merger, consolidation, restructuring, recapitalization, winding-up or other reorganization of the Company or the Subsidiary (other than the Agreement and the Contemplated Transactions), or file a petition in bankruptcy under any applicable Law on behalf of the Company or the Subsidiary, or consent to the filing of any bankruptcy petition against the Company or the Subsidiary under any applicable Law; for further certainty, nothing in the Agreement shall limit the ability of the Company to liquidate, wind-up and/or dissolve the Subsidiary during the Interim Period;

(z)

duly and timely file all material forms, reports, press releases, schedules, statements and other documents required to be filed pursuant to any applicable corporate Laws or applicable Securities Laws, provided however that, other than in respect of the Company’s 10Q for the third quarter ended September 30, 2025 and any related filings, the Company shall in any event consult with the Purchaser prior to making any filing required pursuant to applicable Securities Laws, providing in such cases the Purchaser with a reasonable opportunity to review and comment on any such filing or release, recognizing that whether or not such comments are appropriate will be determined by the Company, acting reasonably;

(aa)

not (1) make, change or revoke any material Tax election, (2) change any annual Tax accounting period, (3) adopt or make any material change to any material method of Tax accounting, (4) amend any material Tax Return in a manner prejudicial to the Company, (5) surrender any claim for a material refund of Taxes, (6) except in respect of the ongoing audits disclosed in Schedule 18(f) of the Disclosure Letter, settle or compromise any material claim, assessment or other dispute in respect of Taxes, (7) enter into or make any voluntary disclosure with respect to any material amount of Taxes, (8) enter into any Tax sharing, allocation, indemnification, receivable reimbursement, or similar agreement (whether or not written), (9) fail to pay any material Tax as such Tax became due and payable (including any estimated Tax), (10) prepare and file any Tax Return in a manner materially inconsistent with past practice, or (11) incur any material liability for Taxes outside the Discontinuance;

(bb)

except as contemplated in the Agreement, (I) not enter into any transaction or perform any act, and (II) use commercially reasonable efforts to not omit any act, in each case, that would reasonably be expected to prevent, be materially inconsistent with, materially delay or otherwise impede the successful completion of the acquisition of Common Shares by the Purchaser pursuant to the Arrangement;

(cc)	not enter into any new line of business;

(dd)	except in connection with the Distribution, not reduce the stated capital of the securities of the Company or the Subsidiary;

(ee)	except in connection with the Distribution, not reduce the paid-up capital (as defined in the Tax Act) of the securities of the Company or the Subsidiary;

(ff)

not disclose any material trade secrets or material confidential information pertaining to the Company or the Subsidiary to any person, other than to persons who are under a contractual, legal, or ethical obligation to maintain the confidentiality of such information;

(gg)

not take any action that would, or would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement, or the satisfaction of any of the conditions set forth in Article 7;

(hh)

enter into or amend any Contract with any broker, finder or investment banker, provided that the foregoing shall not prohibit the Company from entering into an agreement on commercially reasonable terms with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement; or

(ii)	not announce an intention, enter into any formal or informal agreement, or otherwise make a commitment to do any of the things prohibited by any of the foregoing subsections.

Notwithstanding the foregoing, the Company is entitled, but is under no obligation, to sell, transfer, license, assign or otherwise divest any or all of the Company’s and its Subsidiary’s rights, Intellectual Property, and other assets related to (i) the RP-3467 program, a Polq ATPase Inhibitor, (ii) the RP-1664 program, a polo-like kinase 4 (PLK4) inhibitor, (iii) the RP-3500 (camonsertib) program, an ATR inhibitor, and/or (iv) an undisclosed preclinical program, in one or more transactions (each a “Permitted Disposition” and collectively, the “Permitted Dispositions”) prior to the Effective Date; provided, however, that if any such Permitted Disposition results in the imposition of ongoing obligations (including indemnification obligations or potential post-closing claims for breach of contract) or liabilities on the Company or the Subsidiary, the terms of the Permitted Disposition relating to such obligations or liabilities shall be acceptable to the Purchaser, acting reasonably, it being acknowledged that any such Permitted Disposition that is without recourse to the Company (such as an as-is transaction or one where post-closing liability is limited solely to escrowed sale proceeds (together with a sole and exclusive remedy clause confirming the same) or one where recourses of the applicable purchaser are limited solely to rights and recourses under a representations and warranties insurance policy (together with a sole and exclusive remedy clause confirming the same), coupled with a waiver of subrogation rights in favor of the Company and its Subsidiary) and does not impose any obligations or liabilities on the Company or its Subsidiary beyond those obligations and liabilities outstanding as at the date of the Agreement, shall be deemed acceptable to the Purchaser.

The Company agreed that it shall use its commercially reasonable efforts to cause the current material insurance (or re-insurance) policies maintained by the Company or the Subsidiary not to be cancelled or terminated or any of the coverage thereunder to lapse, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies are in full force and effect; provided that, subject to the terms of the Agreement, neither the Company nor the Subsidiary shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months.

Nothing contained in the Agreement shall give the Purchaser, directly or indirectly, the right to prevent, impede, direct or control the Discontinuance prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms of the Agreement, control and supervision over the Discontinuance. Nothing in the Agreement, including any of the restrictions set forth therein, shall be interpreted in such a way as to place any Party in violation of applicable Law.

Covenants of the Company Relating to Information Rights

During the Interim Period, upon reasonable notice, the Company agreed it shall, and shall cause its Representatives to, provide the Purchaser and its Representatives with reasonable access (without material disruption to the conduct of the Company’s business and subject to any applicable competition Laws) during normal business hours to all books, records, information, corporate charts, tax documents, filings, memoranda, working papers and files and all other materials in its possession and control, including Material Contracts, and access to the personnel of and legal counsel to the Company and its Subsidiary on an as reasonably requested basis as well as reasonable access to the properties of the Company and its Subsidiary (in each case, to the extent reasonably necessary to consummate the transactions contemplated by the Agreement and provided that any such access will be conducted at Purchaser’s expenses, under the supervision of appropriate personnel of the Company or the Subsidiary and the Company’s compliance with any request does not unreasonable interfere with the conduct of the business of the Company or its Subsidiary) and agrees to assist the Purchaser with any filings or information requests from any Governmental Entity upon request by the Purchaser. The Company further agreed it shall use its commercially reasonable efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required in connection with any filing or information request to or from any Governmental Entity. Nothing in the foregoing shall require the Company to (a) disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement or confidentiality provision of an agreement with a third party, (b) provide the Purchaser with access to any property where the Company is contractually or legally prohibited from doing so or (c) disclose information to the Purchaser to the extent such disclosure would jeopardize any attorney-client or other legal privilege. Any such investigation by the Purchaser and its Representatives shall not mitigate, diminish or affect the representations and warranties of the Company contained in the Agreement or any document or certificate given pursuant thereto.

Covenants of the Company Relating to Shareholder Claims

The Company agreed it shall notify the Purchaser of any demand, claim, proceeding or action brought by (or threatened to be brought by) any present, former or purported holder of any securities of the Company in connection with any of the Contemplated Transactions or the Distribution prior to the Effective Time. The Company shall consult with the Purchaser prior to settling any such claim prior to the Effective Time and shall not settle or compromise, or agree to settle or compromise, any such claim prior to the Effective Time without the prior written consent of the Purchaser, such consent not to be unreasonably withheld or delayed.

Covenants of the Company Relating to the Information Agent

The Company agreed it shall cooperate with any solicitation or information agent retained by the Purchaser, including using commercially reasonable efforts to provide any information requested by the solicitation or information agent, acting reasonably and shall take, or refrain from taking, such action as may be reasonably requested by the Purchaser, in furtherance of such cooperation. The Purchaser agreed to bear all costs and expenses associated with the retention of any such solicitation or information agent.

Covenants of the Company Relating to the Depositary

The Company agreed to permit Computershare Investor Services Inc. to act as depositary, and to instruct that transfer agent to furnish to the Company (and such Persons as it may designate) at such times as it may request such information and provide to the Purchaser (and such Persons as it may designate) such other assistance as it may request in connection with the implementation and completion of the Contemplated Transactions.

Covenants of the Company Relating to the Arrangement

The Company agreed it shall, and shall cause the Subsidiary to, perform all obligations reasonably required to be performed by the Company or the Subsidiary under the Agreement, reasonably cooperate with the Purchaser in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause the Subsidiary to:

(i)

use commercially reasonable efforts to satisfy all conditions precedent in the Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it or the Subsidiary with respect to the Agreement or the Arrangement;

(ii)

apply for and use commercially reasonable efforts to provide, obtain and maintain all Regulatory Approvals, third party notices or other notices and consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are reasonably required or reasonably requested by the Purchaser in connection with the Arrangement, the Agreement or the other transactions contemplated by the Agreement in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser and, in doing so, keep the Purchaser reasonably informed as to the status of the proceedings related to obtaining such approvals, including providing the Purchaser with copies of all related applications, notices and notifications, in draft form, in order for the Purchaser to provide its reasonable comments thereon, which shall be given due and reasonable consideration;

(iii)

use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and the Subsidiary relating to the Arrangement;

(iv)

use commercially reasonable efforts to, upon reasonable consultation with the Purchaser, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, the Agreement or the transactions contemplated by the Agreement, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that neither the Company nor the Subsidiary shall consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Purchaser, not to be unreasonably withheld, conditioned or delayed);

(v)

not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, in each case, which is inconsistent with the Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Agreement; and

(vi)

use commercially reasonable efforts to assist the Purchaser in obtaining the resignations and mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Subsidiary (in each case, in their capacity as directors only), and causing them to be replaced by persons designated or nominated by the Purchaser effective as of the Effective Time.

The Company agreed it shall also promptly notify the Purchaser in writing of:

(i)	any Material Adverse Change;

(ii)

any material governmental or third-party complaints, investigations or hearings (or communications indicating that the same may be contemplated) provided nothing in the foregoing shall require the Company to disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement, confidentiality provision of an agreement with a third party or regulatory restriction;

(iii)

unless prohibited by Law, any notice or other communication, of which the Company has knowledge, from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement, the Agreement or any of the transactions contemplated thereby;

(iv)	any breach or default, or any notice of alleged breach or default, by the Company or the Subsidiary of any Material Contract or material Authorization to which it is a party or by which it is bound;

(v)

any written notice or other communication from any Governmental Entity in connection with the Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser) or the Arrangement; and

(vi)

any (A) Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Arrangement, the Agreement or any of the transactions contemplated thereby, and (B) material Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company, the Subsidiary or the assets of the Company, including any action by a third party of which the Company is aware (whether actual, anticipated, contemplated or threatened) which could reasonably be expected to hinder, prevent, delay or otherwise adversely affect the completion of the Arrangement, the Distribution or any of the Contemplated Transactions.

Covenants of the Purchaser Relating to the Arrangement

The Purchaser agreed it shall perform all obligations required or desirable to be performed by the Purchaser under the Agreement, reasonably cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Agreement and, without limiting the generality of the foregoing, the Purchaser shall:

(i)

use commercially reasonable efforts to satisfy all conditions precedent in the Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it with respect to the Agreement or the Arrangement, provided, however, that under no circumstances will the Purchaser be required to agree or consent to any increase in the Consideration except as otherwise provided for in the Agreement;

(ii)

use commercially reasonable efforts to assist the Company to obtain and maintain all Regulatory Approvals, third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations referred to in the Agreement;

(iii)	use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement;

(iv)

use commercially reasonable efforts to, upon reasonable consultation with the Company, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, the Agreement or the transactions contemplated thereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that the Purchaser shall not consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Company, not to be unreasonably withheld, conditioned or delayed); and

(v)

not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, in each case, which is inconsistent with the Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Agreement.

The Purchaser further agreed to promptly notify the Company in writing of:

(i)

unless prohibited by Law, any written notice or other written communication, of which the Purchaser and/or the Parent has knowledge, from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement, the Agreement or any of the transactions contemplated thereby; or

(ii)

any Proceedings commenced or, to the knowledge of the Purchaser and/or the Parent, threatened against, relating to or involving or otherwise affecting the Arrangement, the Agreement or any of the transactions contemplated thereby, in each case to the extent that such Proceedings would reasonably be expected to impair, impede, materially delay or prevent the Purchaser and/or the Parent from performing its obligations under the Agreement.

Covenants Relating to Notice and Cure Provisions

During the Interim Period, each Party agreed it shall promptly notify the other Parties of the occurrence, or failure to occur, of any event or state of facts of which it has knowledge which occurrence or failure would, or would be reasonably likely to:

(i)

cause any of the representations or warranties of such Party contained in the Agreement to be untrue or inaccurate in any material respect that would cause any mutual condition precedent or condition precedent in respect of the representation and warranties of the Parties to not be satisfied; or

(ii)	result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party.

Covenants Relating to Nasdaq Delisting

Subject to applicable Law, each of the Company and the Purchaser agreed to use its commercially reasonable efforts and cooperate with the other Party in taking, or causing to be taken, all actions necessary to cause the Common Shares to be delisted from Nasdaq and deregistered under the U.S. Exchange Act, in each case, as promptly as practicable following the Effective Time.

Covenants Relating to Transaction Litigation

The Company agreed that it shall, as promptly as reasonably practicable, notify the Purchaser in writing of any Transaction Litigation and shall keep the Purchaser informed on a reasonably prompt basis regarding any such Transaction Litigation. The Company shall give the Purchaser the opportunity to (a) participate in the defense of any Transaction Litigation, and (b) consult with outside legal counsel to the Company regarding the defense, settlement or compromise with respect to any such Transaction Litigation.

Conditions Precedent to the Arrangement

The obligations of the Parties to complete the Arrangement under the Agreement are subject to the satisfaction or waiver of certain conditions described below.

Mutual Conditions

Neither Party is required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:

(i)	the Arrangement Resolution shall have been approved and adopted by the Shareholders at the Special Meeting in accordance with the Interim Order.

(ii)

the Interim Order and the Final Order shall have each been obtained on terms consistent with the Agreement, and shall have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise.

(iii)

the Articles of Arrangement to be filed with the Enterprise Registrar in accordance with the Agreement shall be in form and substance acceptable to each of the Company and the Purchaser, acting reasonably.

(iv)

No (i) injunction or similar order by any Governmental Entity having competent jurisdiction over the Purchaser, the Company or the Subsidiary that prohibits the consummation of the Arrangement and the other transactions contemplated by the Agreement shall have been entered and shall continue to be in effect, or (ii) Law shall have been enacted, entered, promulgated, enforced, or deemed applicable by any Governmental Entity having competent jurisdiction over the Purchaser, the Company, or the Subsidiary, that, in any case, restricts, enjoins, makes illegal or otherwise prohibits or would reasonably be expected to restrict, enjoin, make illegal or otherwise prohibit the Arrangement and the other transactions contemplated by the Agreement.

Additional Conditions in Favor of the Purchaser

The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:

(i)

(1) (A) The representations and warranties of the Company set forth in Paragraphs 1 [Organization], 2 [Capitalization], 3 [Authority], 4(a)(i)(A) [No Violation], 5 [Subsidiaries], and 12 [Brokerage Fees] of Schedule E of the Agreement shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Agreement and true and correct in all respects (except for de minimis inaccuracies and inaccuracies which are the result of transactions, changes, conditions, events or circumstances specifically permitted) as of the Effective Time as if made at and as of such time, (B) the representations and warranties of the Company set forth in Paragraph 4 (other than 4(a)(i)(A)) [No Violation] of Schedule E of the Agreement shall be true and correct in all material respects (disregarding any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty) as of the date of the Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and (C) all other representations and warranties of the Company set forth in the Agreement shall be true and correct as of the date of the Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), except in the case of this clause (C) where the failure to be so true and correct in all respects, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Change (disregarding any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty), and (2) the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date;

(ii)

the Company shall have fulfilled or complied in all material respects with each of the covenants of the Company contained in the Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company shall have delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date;

(iii)

no Proceeding shall be pending or threatened by any Governmental Entity in any jurisdiction that is reasonably likely to (i) cease trade, enjoin, prohibit, or impose any limitations, damages, or conditions on, the Purchaser’s ability to acquire, hold, or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares, or (ii) prohibit or enjoin the Company or the Purchaser from consummating the Arrangement;

(iv)

there shall have not occurred a Material Adverse Change and the Company has delivered a certificate confirming same to the Purchaser, executed by an officers of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date;

(vi)	Dissent Rights have not been exercised with respect to more than 5% of the issued and outstanding Common Shares;

(vii)

the Closing Net Cash shall be greater than or equal to zero and, neither Purchaser, Parent nor any other person on their behalf shall be required to make a payment under the Plan of Arrangement, except as Purchaser may be required to pay Fair Value to any Dissenting Shareholder in accordance with the Plan of Arrangement; and

(viii)

The Company shall have provided the Depositary with sufficient funds to satisfy the aggregate Distribution payable by the Company to the Shareholders pursuant to the Agreement and the Plan of Arrangement.

Additional Conditions in Favor of the Company

The Company is not obligated to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:

(i)

the representations and warranties of the Purchaser and Parent set forth in Schedule C of the Agreement shall be true and correct in all material respects (disregarding any materiality or “material” qualification contained in any such representation or warranty) as of the date of the Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and the Purchaser has delivered a certificate confirming same to the Company, executed by an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date; and

(ii)

the Purchaser shall have fulfilled or complied in all material respects with the covenants of the Purchaser contained in the Agreement to be fulfilled or complied with by it on or prior to the Effective

Time, and has delivered a certificate confirming same to the Company, executed by an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

Termination of the Agreement

The Agreement may be terminated at any time prior to the Effective Time, or such other time as may be expressly stipulated in any of the sections below:

(i)	by mutual written agreement of the Company and the Purchaser;

(ii)	by the Company, if:

a.	in order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal;

b.

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under the Agreement occurs that would cause certain conditions precedent to the obligations of the Company relating to representations and warranties of the Purchaser not to be satisfied, and such breach or failure is incapable of being cured or is not cured; provided that the Company is not then in breach of the Agreement so as to directly or indirectly cause certain conditions relating to representations and warranties of the Purchaser not to be satisfied;

(iii)	by the Purchaser, if:

a.

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under the Agreement occurs that would cause certain conditions relating to representations and warranties of the Company or performance of covenants by the Company not to be satisfied, and such breach or failure is incapable of being cured or is not cured; provided that the Purchaser is not then in breach of the Agreement so as to directly or indirectly cause conditions related to representations and warranties of the Purchaser and performance of covenants by the Purchaser not to be satisfied;

a.

if the Board or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five (5) Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Special Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Special Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 43(a) of Schedule E of the Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five (5) Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Special Meeting, if sooner), or (4) the Board or any committee of the Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal;

c.	there has occurred a Material Adverse Change after the date of the Agreement;

d.	the Company breaches any covenant or obligation relating to non-solicitation obligations under the Agreement in any material respect;

(iv)	by either the Company or the Purchaser if:

a.

the Arrangement Resolution is not approved by the Shareholders at the Special Meeting in accordance with the Interim Order, provided that a Party may not terminate the Agreement if the failure to obtain the approval of the Shareholders has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Agreement;

b.

after the date of the Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided that a Party may not terminate the Agreement if the enactment, making, enforcement or amendment of such Law has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Agreement, and provided that the Party seeking to terminate the Agreement has used its commercially reasonable efforts, to, as applicable, prevent, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

c.

the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate the Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Agreement.

Termination Payment and Expenses

All out-of-pocket expenses incurred in connection with the Agreement, the Arrangement and the other transactions contemplated by the Agreement will be paid by the Party incurring such fees or expenses, whether or not the Arrangement is consummated, with certain exceptions expressly set forth in the Agreement.

Purchaser shall be entitled to a cash termination payment (the “Termination Payment”) in an amount equal to $2.0 million, upon the occurrence of any of the following events (each a “Termination Payment Event”), which shall be paid by the Company within the time specified in respect of each such Termination Payment Event:

(i)

the Agreement is terminated by the Purchaser if (i) the Company breaches any covenant or obligation relating to non-solicitation under the Agreement in any material respect or (ii) if the Board or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five (5) Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Special Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Special Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 1 of Schedule C to the Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Special Meeting, if sooner), or (4) the Board or any committee of the Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal, in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Montreal time) on the second Business Day after the Agreement is so terminated;

(ii)

the Agreement is terminated by the Company at any time when the Agreement was terminable by the Purchaser if (i) the Company breaches any covenant or obligation relating to non-solicitation under the Agreement in any material respect or (ii) if the Board or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five (5) Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Special Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Special Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 1 of Schedule C to the Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Special Meeting, if sooner); or (4) the Board or any committee of the Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal, in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Montreal time) on the second Business Day after the Agreement is so terminated;

(iii)

the Agreement is terminated by the Company in order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal, in which case the Termination Payment shall be paid to the Purchaser prior to or concurrently with such termination; or

(iv)

the Agreement is terminated by the Purchaser if (A) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under the Agreement occurs that would cause certain conditions not to be satisfied, and such breach or failure is incapable of being cured or is not cured; provided that the Purchaser is not then in breach of the Agreement so as to directly or indirectly cause certain conditions not to be satisfied or (B) the Effective Time does not occur on or prior to the Outside Date and in which case the Termination Payment shall be paid to the Purchaser concurrently with the completion of that Acquisition Proposal.:

a.

following the date thereof and prior to the date on which the Agreement is terminated, an Acquisition Proposal is publicly announced or made by any person other than the Purchaser or an Affiliate of the Purchaser, or any person, other than the Purchaser or an Affiliate of the Purchaser, has publicly announced an intention to make an Acquisition Proposal; and

b.

either (x) any Acquisition Proposal is completed within 12 months following the termination of the Agreement; or (y) an agreement in respect of any Acquisition Proposal is entered into directly or indirectly by the Company within 12 months following the termination of the Agreement and that Acquisition Proposal is completed at any time after the termination of the Agreement;

Upon written notice to the Company, the Purchaser may assign its right to receive the Termination Payment to any Affiliate of the Purchaser. The Termination Payment shall be paid by the Company to the Purchaser or its assignee, as applicable, by wire transfer in immediately available funds to an account specified by the Purchaser.

Certain Assurances

XRC has agreed to use its reasonable best efforts to cause Parent or Purchaser, as applicable, and, during the period between the date of the Agreement and the Effective Date, to perform all of its agreements, covenants and obligations under the Agreement. XRC unconditionally and irrevocably guarantees to the Company the full and complete performance by Parent and Purchaser, as applicable, of its respective obligations under the Agreement including the due and punctual payment in full of any obligations of the Parent or Purchaser as and when due and payable pursuant to the Agreement.

Amendments

The Agreement may not be amended except by an instrument signed by each of the Parties.

Timing

The Arrangement will become effective on the date, being the Effective Date, shown on the Certificate of Arrangement to be endorsed by the Enterprise Registrar upon filing of the Articles of Arrangement giving effect to the Arrangement in accordance with the QBCA. If the Special Meeting is held as scheduled and is not adjourned or postponed and the Required Shareholder Approval is obtained, the Company will apply for the Final Order approving the Arrangement. Subject to receipt of the Final Order in form and substance satisfactory to the Company and the Purchaser, and satisfaction or waiver of all other conditions set forth in the Agreement, the Company expects the Effective Date to occur on or before January 30, 2026. It is not possible, however, to state with certainty when the Effective Date will occur. The Effective Date could be delayed for a number of reasons, including the failure to satisfy the conditions to the completion of the Arrangement in the anticipated time frames.

Canadian Securities Law Matters

The Company is a reporting issuer in Québec, and, accordingly, is subject to MI 61-101. For a discussion of MI 61-101, please see “Interests of the Company’s Directors and Executive Officers in the Arrangement — Canadian Securities Law Matters.”

Other Regulatory Matters

Following the completion of the Arrangement, the Common Shares will be delisted from Nasdaq and deregistered under the U.S. Exchange Act, in each case, in accordance with applicable Laws, rules and regulations, and the Company’s reporting obligations under the U.S. Exchange Act with respect to the Common Shares will be terminated. Similarly, the Company will make an application to cease to be a reporting issuer in Québec following the implementation of which, the Company will cease to have public reporting obligations under Securities Laws.

THE CVR AGREEMENT

At or prior to the time at which the Arrangement becomes effective, Parent and Purchaser will authorize and duly adopt, execute and deliver, and will ensure that a rights agent mutually agreeable to Parent and the Company executes and delivers, a CVR Agreement. Each CVR will represent a contractual right to receive contingent cash payments equal to: (i) 100% of certain additional receivables that may be received by the Company within ninety (90) days following Closing (net of certain permitted deductions incurred in connection therewith); (ii) a percentage of the net proceeds received from the Company’s existing partnerships with Bristol-Myers Squibb, Debiopharm, and DCx, as follows: (a) 90% received from the Closing date until the 2nd anniversary thereof, (b) 85% received from the 2nd anniversary of the Closing date until the 4th anniversary of the Closing date until the 6th anniversary of the Closing date, (c) 80% received from the 4th anniversary of the Closing date until the 6th anniversary of the Closing date, and (d) 75% received from the 6th anniversary of the Closing date until the 10th anniversary of the Closing date; (iii) 100% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s product candidates and/or intellectual property related to its RP-1664 program, RP-3500 (camonsertib) program, or any other license or disposition of the Company’s product candidates or research programs if such license or disposition is entered into prior to the Closing date; (iv) 100% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s Polq program, RP-3467, to any person with whom negotiations were initiated prior to the Closing date; (v) 50% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s product candidates and/or intellectual property that occurs within 10 years following the Closing date if such license or disposition is entered into following the Closing date; and (vi) 100% of the net proceeds received by the 10th anniversary of the Closing date on account of certain investment tax credits, tax reimbursements or refunds, to the extent attributable to the period (or portion thereof) prior to the Closing.

The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVRs will not be evidenced by a certificate or any other instrument and will not be registered with the SEC. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent, any constituent corporation party to the Agreement or any of their respective affiliates. No interest will accrue on any amounts payable on the CVRs to any CVR Holders.

AGREEMENTS INVOLVING COMMON SHARES

Voting and Support Agreements

On November 14, 2025, each of the Company’s directors and officers, entered into a Voting and Support Agreement in connection with the Arrangement. Further, on November 20, 2025, certain shareholders of the Company, namely entities affiliated with BVF Partners L.P., Blue Owl Healthcare Opportunities, and certain entities affiliated with OrbiMed, each entered into a support and voting agreement with the Company. The Voting and Support Agreements set forth, among other things, the agreements of the Supporting Company Shareholders to vote their Common Shares, in favour of the approval of the Arrangement Resolution, the Liquidation Resolution, the Liquidator Resolution and any proposal to adjourn or postpone the Special Meeting.

Pursuant to the terms of the Voting and Support Agreements, the Supporting Company Shareholders have agreed to, solely in their capacity as a Securityholder of the Company and not in their capacity as an officer or director of the Company, from the date hereof until the earlier of (i) the Effective Time and (ii) the termination of the Agreement in accordance with its terms: (a) to vote their Subject Securities in favor of the approval of the Arrangement Resolution, the Liquidation Resolution, the Liquidator Resolution and any proposal to adjourn or postpone the Special Meeting if such adjournment or postponement is proposed pursuant to and in compliance with the provisions of the Agreement and against any Acquisition Proposal and any other matter which could reasonably be expected to frustrate, breach, interfere with, prevent or delay the completion of transactions contemplated in the Agreement; (b) no later than ten (10) days prior to the Special Meeting, to deliver or cause to be delivered to the Company duly executed proxies or voting instruction forms voting in favor of the approval of the Arrangement Resolution and the Liquidation Resolution, such proxy or voting instruction forms not to be revoked, amended or withdrawn without the prior written consent of the Purchaser; (c) not to, directly or indirectly (including through any of its Representatives): (i) make, solicit, assist, initiate, encourage, promote or otherwise facilitate any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal; (ii) enter into continue or otherwise participate or engage in or otherwise facilitate any discussions or negotiations with any person (other than the Purchaser and its affiliates and their respective Representatives), or otherwise cooperate in any way with, or assist or participate in, encourage or otherwise facilitate, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal; (iii) accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, any Acquisition Proposal; (iv) withdraw support, amend or modify support in a manner adverse to Purchaser, or propose publicly to withdraw support, from the transactions contemplated by the Agreement; (v) enter, or propose publicly to enter, into any agreement related to any Acquisition Proposal; (vi) act jointly or in concert with others with respect to voting securities of the Company for the purpose of opposing or competing with the Purchaser in connection with the Agreement; or (vii) join in the requisition of any meeting of the Shareholders for the purpose of considering any resolution related to any Acquisition Proposal; (d) to, and to each of its affiliates, instruct each of its and their Representatives to, immediately cease and terminate any existing solicitation, knowing encouragement, discussions, negotiations or other activities it is engaged in with any Persons (other than the Purchaser and its affiliates) with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to, an Acquisition Proposal; (e) except as contemplated by the Agreement and this letter agreement or as required by Law and/or securities regulation, not to, directly or indirectly transfer any of their Subject Securities (except upon the exercise or settlement of equity awards) or grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities; (f) to forthwith revoke any and all previous proxies granted or voting instruction forms delivered, or other voting agreements or arrangements that may conflict with or be inconsistent with the matters set forth in this letter agreement; and (g) not to exercise any rights of appraisal or rights of dissent in connection with the Arrangement or the transactions contemplated by the Agreement.

The Voting and Support Agreements signed by the Supporting Company Shareholders shall terminate at any time upon the mutual written agreement of the parties thereto and shall automatically terminate and be of no further force or effect upon the earlier of (i) the Effective Time or (ii) termination of the Agreement in accordance with its terms.

As of the Record Date, the Supporting Company Shareholders held, in the aggregate, approximately 40% of the issued and outstanding Common Shares. The form of Voting and Support Agreement has been filed by the Company with the SEC and on SEDAR+.

PROVISIONS FOR UNAFFILIATED SHAREHOLDERS

No provision has been made (i) to grant the Company’s unaffiliated Shareholders access to the corporate files of the Company, any other Party to the Arrangement or any of their respective Affiliates, or (ii) to obtain counsel or appraisal services at the expense of the Company, or any other such Party or Affiliate.

MARKET POLICY AND DIVIDEND DATA

The Common Shares currently trade on Nasdaq under the ticker symbol “RPTX.” On November 28, 2025, the last full trading day prior to the date of this Circular and Proxy Statement, the reported closing price of the Common Shares on Nasdaq was $2.18 per Share. Shareholders are urged to obtain a current market quotation for the Common Shares.

We have not declared or paid any cash dividends on our share capital since our formation and we intend to retain future earnings, if any, for use of the operation of our business, and not currently intend to pay any cash dividends in the foreseeable future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, regarding the beneficial ownership of Common Shares by (i) each Person we know to be the beneficial owner of 5% or more of Common Shares, (ii) each of our current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more Shareholder, as the case may be. Percentage of beneficial ownership is calculated based on 43,108,362 Common Shares outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to Persons who possess sole or shared voting power or investment power with respect to those securities and includes Common Shares issuable pursuant to the exercise of Options or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. Unless otherwise indicated, the Persons or entities identified in this table have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them. Unless otherwise noted, the address for each Person set forth on the table below is c/o Repare Therapeutics Inc., 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada.

	Beneficial Ownership (1)
Name of Beneficial Owner	Common Shares Beneficially Owned		Percentage of Common Shares Beneficially Owned (%)
5% Shareholder:
Entities affiliated with BVF	10,333,600	(2)	24.0%
Blue Owl Capital Holdings	3,372,499	(3)	7.8%
Entities Affiliated with OrbiMed	3,322,488	(4)	7.7%
Executive Officers and Directors:
Steve Forte	683,248	(5)	1.6%
Michael Zinda, Ph.D.	613,034	(6)	1.4%
Sandra Alves	150,885	(7)	*
David Bonita, M.D.	3,446,888	(8)	8.0%
Thomas Civik	152,900	(9)	*
Samarth Kulkarni, Ph.D.	195,333	(10)	*
Susan M. Molineaux, Ph.D.	92,816	(11)	*
Ann D. Rhoads	167,307	(12)	*
Carol A. Schafer	203,333	(13)	*
Steven Stein, M.D.	28,711	(14)	*
All executive officers and directors as a group (10 persons)	5,734,455	(15)	13.3%

*	Less than one percent
(1)

This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G and Forms 3 and 4 filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 43,108,362 shares outstanding on the Record Date, adjusted as required by rules promulgated by the SEC.

(2)

Consists of (a) 5,309,432 Common Shares held by Biotechnology Value Fund, L.P. (“BVF”); (b) 4,308,573 Common Shares held by Biotechnology Value Fund II, L.P. (“BVF2”); (c) 548,938 Common Shares held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”); and (d) 166,657 Common Shares held in a certain managed account (the “Partners Managed Account”) managed by BVF Partners L.P. (“BVF Partners”). BVF I GP LLC (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the Common Shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the Common Shares beneficially owned by BVF2. BVF Partners

OS Ltd (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the Common Shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the Common Shares beneficially owned in the aggregate by BVF and BVF2. BVF Partners, as the investment manager of BVF, BVF2, Trading Fund OS and the Partners Managed Account, may be deemed to beneficially own the Shares beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and the Partners Managed Account. BVF Inc., as the general partner of BVF Partners, may be deemed to beneficially own the Common Shares beneficially owned by BVF Partners. Mark N. Lampert, as the sole director and officer of BVF Inc., may be deemed to beneficially own the Common Shares beneficially owned by BVF Inc. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of each of the above person and entities is 44 Montgomery St., 40th Floor, San Francisco, CA 94104.
(3)	Consists of 3,372,499 Common Shares held by Blue Owl Capital Holdings LP. The address for Blue Owl Capital Holdings LP is 399 Park Avenue, NY 10022.
(4)

Consists of (a) 3,177,041 Common Shares held by OrbiMed Private Investments VII, L.P. (“OPI VII”), (b) 49,257 Common Shares held by The Biotech Growth Trust PLC (“BIOG”), (c) 96,190 Common Shares held by OrbiMed Partners Master Fund Limited (“OPM”) and (d) with respect to David Bonita, M.D., a member of our board of directors, only, 124,400 Common Shares issuable upon the exercise of options granted to Dr. Bonita that are exercisable within 60 days of the Record Date. OrbiMed Capital GP VII LLC (“OrbiMed GP”) is the general partner of OPI VII, pursuant to the terms of the limited partnership agreement of OPI VII, and OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. As a result, OrbiMed Advisors and OrbiMed GP share power to direct the vote and disposition of the Common Shares held by OPI VII and may be deemed directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the Common Shares held by OPI VII. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Common Shares held by OPI VII. David Bonita, M.D., a member of our board of directors, is a member of OrbiMed Advisors. OrbiMed Capital LLC (“OrbiMed Capital”) is the investment advisor of each of BIOG and OPM. As a result, OrbiMed Capital has the power to direct the vote and disposition of the Common Shares held by BIOG and OPM and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the Common Shares held by BIOG and OPM. OrbiMed Capital exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Common Shares held by BIOG and OPM. Dr. Bonita is a member of OrbiMed Capital. The address of each of the above persons and entities is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(5)

Consists of (a) 25,276 Common Shares held by Mr. Forte and (b) 657,972 Common Shares issuable upon the exercise of options granted to Mr. Forte that are currently exercisable or will become exercisable within 60 days of the Record Date.

(6)

Consists of (a) 48,781 Common Shares held by Dr. Zinda and (b) 564,253 Common Shares issuable upon the exercise of options granted to Dr. Zinda that are currently exercisable or will become exercisable within 60 days of the Record Date.

(7)

Consists of (i) 12,822 Common Shares held by Ms. Alves and (ii) 138,063 Common Shares issuable upon the exercise of options granted to Ms. Alves that are currently exercisable or will become exercisable within 60 days of the Record Date.

(8)

Consists of (a) 3,177,041 Common Shares held by OrbiMed Private Investments VII, L.P. (“OPI VII”), (b) 49,257 Common Shares held by The Biotech Growth Trust PLC (“BIOG”), (c) 96,190 Common Shares held by OrbiMed Partners Master Fund Limited (“OPM”) and (d) with respect to David Bonita, M.D., a member of our board of directors, only, 124,400 Common Shares issuable upon the exercise of options granted to Dr. Bonita that are exercisable within 60 days of the Record Date. OrbiMed Capital GP VII LLC (“OrbiMed GP”) is the general partner of OPI VII, pursuant to the terms of the limited partnership agreement of OPI VII, and OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. As a result, OrbiMed Advisors and OrbiMed GP share power to direct the vote and disposition of the Common Shares held by OPI VII and may be deemed directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the Common Shares held by OPI VII. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Common Shares held by OPI VII. David Bonita, M.D., a member of our board of directors, is a member of OrbiMed Advisors. OrbiMed Capital LLC (“OrbiMed Capital”) is the investment advisor of each of BIOG and OPM. As a result, OrbiMed Capital has the power to direct the vote and disposition of the Common Shares held by BIOG and OPM and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the Common Shares held by BIOG and OPM. OrbiMed Capital exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Common Shares held by BIOG and OPM. Dr. Bonita is a member of OrbiMed Capital. The address of each of the above persons and entities is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(9)

Consists of (a) 7,500 Common Shares held by Mr. Civik and (b) 145,400 Common Shares issuable upon the exercise of options granted to Mr. Civik that are currently exercisable or will become exercisable within 60 days of the Record Date.

(10)	Consists of 195,333 Common Shares issuable upon the exercise of options granted to Dr. Kulkarni that are currently exercisable or will become exercisable within 60 days of the Record Date.
(11)	Consists of 92,816 Common Shares issuable upon the exercise of options granted to Dr. Molineaux that are currently exercisable or will become exercisable within 60 days of the Record Date.
(12)

Consists of (a) 4,000 Common Shares held by Ms. Rhoads and (b) 163,307 Common Shares issuable upon the exercise of options granted to Ms. Rhoads that are currently exercisable or will become exercisable within 60 days of the Record Date.

(13)

Consists of (a) 8,000 Common Shares held by Ms. Schafer and (b) 195,333 Common Shares issuable upon the exercise of options granted to Ms. Schafer that are currently exercisable or will become exercisable within 60 days of the Record Date.

(14)	Consists of 28,711 Common Shares issuable upon the exercise of options granted to Dr. Stein that are currently exercisable or will become exercisable within 60 days of the Record Date.
(15)

Consists of (a) 3,428,867 Common Shares beneficially owned by our directors and executive officers and (b) 2,305,588 Common Shares issuable upon the exercise of options granted to our current executive officers and directors that are currently exercisable or will become exercisable within 60 days of the Record Date.

The direct and indirect benefits of accepting or refusing the Arrangement to any of the beneficial owners provided in the table above are described in this Circular and Proxy Statement. See sections entitled “The Arrangement — Background of the Arrangement” and “The Arrangement — Recommendation of the Transaction Committee; Reasons for the Arrangement; Recommendation of the Board; and Opinion of Leerink Partners.”

DELISTING AND DEREGISTRATION OF COMMON SHARES

If the Arrangement is completed, the Common Shares will be delisted from Nasdaq and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations. As a result, we will no longer file periodic reports with the SEC on account of the Common Shares. In addition, following the Effective Time, the Company is expected to apply to file an application with the Autorité des marchés financiers (Québec) in order to cease to be a reporting issuer in the Province of Québec and take or cause to be taken such other measures as may be appropriate to ensure that the Company is not required to prepare and file continuous disclosure documents in any Canadian jurisdiction following the Effective Date.

COURT APPROVAL OF THE ARRANGEMENT

Interim Order

The Arrangement requires approval by the Court under the QBCA. On December   , 2025, the Company obtained the Interim Order providing for the calling and holding of the Special Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached as Annex F to this Circular and Proxy Statement.

Final Order

Subject to the approval of the Arrangement Resolution by the Shareholders at the Special Meeting, the Company intends to make an application to the Court for the Final Order approving the Arrangement. The application for the Final Order approving the Arrangement is expected to take place before the Superior Court of Québec (Commercial Division), sitting in the district of Montreal, on or about January 23, 2026 in room     of the Courthouse located at 1 Notre-Dame Street East, Montreal, Québec H2Y 1B6, or by way of a virtual hearing, at     (Montreal time) (or as soon thereafter as counsel may be heard). A copy of the notice of presentation of the Final Order is set forth in Annex G to this Circular and Proxy Statement.

The Court has broad discretion under the QBCA when making orders with respect to plans of arrangement and that the Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural points of view. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit.

At the hearing, any Shareholder and any other interested party who wishes to participate or to be represented or present evidence or argument may do so, subject to filing with the Court and serving upon the Company a notice of appearance together with any evidence or materials that such party intends to present to the Court, in the timelines and in the manner described in the Interim Order.

Assuming that the Final Order is granted, the Company will file with the Enterprise Registrar under the QBCA the Articles of Arrangement as soon as reasonably practicable and in any event within five Business Days after the satisfaction or waiver of the conditions to the completion of the Arrangement to give effect to the Arrangement and the various other documents necessary to consummate the transactions contemplated under the Agreement will be executed and delivered.

DISSENT RIGHTS

Only a Registered Shareholder has the right to exercise Dissent Rights with respect to its Common Shares in connection with the Arrangement pursuant to and in the manner provided in the Plan of Arrangement, the Interim Order and Chapter XIV of the QBCA, as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court.

Pursuant to the Interim Order and the Plan of Arrangement, in addition to any other restrictions under Chapter XIV – Division I of the QBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Incentive Securities, (ii) the holder of the Warrant, and (iii) Shareholders who vote or have instructed a proxyholder to vote Common Shares in favor of the Arrangement Resolution.

The following description of the rights of Dissenting Shareholders is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder and is qualified in its entirety by the provisions of Chapter XIV – Division I of the QBCA (the full text of Chapter XIV of the QBCA is attached to this information circular as Annex C), as modified by the Plan of Arrangement, the Interim Order and any other order of the Court. A Dissenting Shareholder who intends to exercise Dissent Rights should carefully consider and comply with the provisions of Chapter XIV – Division I of the QBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court. The statutory provisions covering the right to demand repurchase of shares are technical and complex. Failure to strictly comply with the provisions of Chapter XIV – Division I of the QBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court and to adhere to the procedures established therein may result in the loss of all rights thereunder.

The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights described herein based on the evidence presented at such hearing.

Under the Interim Order, each Registered Shareholder (other than a Registered Shareholder who votes or has instructed a proxyholder to vote Common Shares in favor of the Arrangement Resolution) is entitled, in addition to any other rights the holder may have, to exercise Dissent Rights and to be paid the fair value of the Common Shares held by the holder, determined, notwithstanding anything to the contrary contained in Chapter XIV – Division I of the QBCA, as of the close of business on the day before the Arrangement Resolution was adopted at the Special Meeting. Only Registered Shareholders may exercise Dissent Rights. Beneficial Shareholders who wish to exercise Dissent Rights should be aware that they may do so only through the registered owner of their Common Shares. Accordingly, a non-registered owner of Common Shares desiring to exercise Dissent Rights must make arrangements for the Common Shares beneficially owned by that holder to be registered in the name of the Shareholder prior to the time the Dissent Notice is required to be received by the Company or, alternatively, make arrangements for the registered holder of such Common Shares to exercise Dissent Rights on behalf of the holder. In such case, the Dissent Notice should specify the number of Common Shares. A Dissenting Shareholder may only dissent with respect to all the Common Shares held on behalf of any one beneficial owner and registered in the name of the Dissenting Shareholder, subject to such Dissenting Shareholder exercising all the voting rights carried by such Common Shares against the Arrangement Resolution. Note that Chapter XIV – Division I of the QBCA, the text of which is attached as Annex C to this Circular and Proxy Statement, sets forth special provisions which are required to be followed with respect to the exercise of Dissent Rights by Beneficial Shareholders (or non-registered Shareholders).

A Registered Shareholder who wishes to exercise Dissent Rights must send to the Company a Dissent Notice which Dissent Notice must be received by our Secretary at Repare Therapeutics Inc., 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada H4S 1Z9, Attention: Secretary or by emailing investor@reparerx.com by no later than 5:00 p.m. (Montreal time) on January 14, 2026 (or by 5:00 p.m. (Montreal time) on the second Business Day immediately preceding the date that any adjourned or postponed Special Meeting is reconvened.

The giving of a Dissent Notice does not deprive a Registered Shareholder of the right to vote at the Special Meeting; however, Shareholders who do not vote all of their Common Shares against the Arrangement Resolution shall not be entitled to exercise Dissent Rights with respect to such Common Shares, subject to sections 393 to 397 of the QBCA, given that Chapter XIV — Division I of the QBCA provides that there is no right of partial dissent and, pursuant to the Interim Order, a Registered Shareholder may not exercise Dissent Rights in respect of only a portion of such holder’s Common Shares. A vote either in person (virtually) or by proxy against the Arrangement Resolution will not by itself constitute a Dissent Notice.

Registered Shareholders who have validly exercised (and not withdrawn) Dissent Rights will only be entitled to be paid fair value for their Common Shares in accordance with Chapter XIV – Division I of the QBCA, as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court, if the Arrangement Resolution is approved at the Special Meeting in accordance with the Interim Order and the Arrangement becomes effective. Promptly after the Effective Time, the Purchaser is required to give notice (the “Repurchase Notice”) to each Dissenting Shareholder, which Repurchase Notice shall mention the repurchase price being offered for the Common Shares held by all Dissenting Shareholders and an explanation of how such price was determined. Within 30 days after receiving the Repurchase Notice, each Dissenting Shareholder is required, if the Dissenting Shareholder wishes to proceed with exercising Dissent Rights, to deliver to the Purchaser a written statement: (a) confirming that the Dissenting Shareholder wishes to exercise his, her or its Dissent Rights and have all of his, her or its Shares repurchased at the repurchase price indicated in the Repurchase Notice (in such case, a “Notice of Confirmation”); or (b) indicating that the Dissenting Shareholder contests the repurchase price indicated in the Repurchase Notice and demands an increase in the repurchase price offered (in such case, a “Notice of Contestation”).

Additionally, if it has not been done previously, all certificates representing the Common Shares in respect of which Dissent Rights were exercised, together with the completed and executed applicable Letter(s) of Transmittal, should be delivered with the Notice of Confirmation or the Notice of Contestation, as applicable. A Dissenting Shareholder who fails to send to the Purchaser, within the required timeframe, a Notice of Confirmation or a Notice of Contestation, as the case may be, shall be deemed to have renounced his, her or its Dissent Rights and will be deemed to have participated in the Arrangement on the same basis as Shareholders who did not exercise Dissent Rights.

Upon receiving a Notice of Confirmation within the required timeframe, the Purchaser shall pay the Dissenting Shareholder, within 10 days of receiving such Notice of Confirmation, the repurchase price indicated in the Repurchase Notice for all of his, her or its Common Shares.

Upon receiving a Notice of Contestation within the required timeframe, the Purchaser may propose an increased repurchase price within 30 days of receiving such Notice of Contestation, and the increased repurchase price must be the same for all Common Shares held by Dissenting Shareholders who duly submitted a Notice of Contestation. If (a) the Purchaser does not follow up on a Dissenting Shareholder’s contestation within 30 days after receiving his, her or its Notice of Contestation, or (b) the Dissenting Shareholder contests the increase in the repurchase price offered by the Purchaser, such Dissenting Shareholder may ask the Court to determine the increase in the repurchase price. However, any such application to the Court must be made within 90 days after receiving the Repurchase Notice. As soon as any such application is filed with the Court by any Dissenting Shareholder, the Purchaser must notify this fact (a “Notice of Application”) to all the other Dissenting Shareholders who are still contesting the repurchase price, or the increase in the repurchase price, offered by the Purchaser.

All Dissenting Shareholders who received the Notice of Application are bound by the judgment of the Court hearing the application as to the fair value of the Common Shares (which Court may entrust the appraisal of the fair value to an expert). Within 10 days after such Court judgment, the Purchaser must pay the repurchase price determined by the Court to all Dissenting Shareholders who received the Notice of Application, and pay the increase in the repurchase price to all Dissenting Shareholders who submitted a Notice of Contestation but did not contest the increase in the repurchase price offered by the Purchaser. However, if the Purchaser is unable to pay the full increase in the repurchase price because there are reasonable grounds for believing that it is or would be unable to pay its liabilities as they become due, the Purchaser would only be required to pay the maximum amount it may legally pay to the relevant Dissenting Shareholders. In such a case, such Dissenting Shareholders remain creditors of the Purchaser for the unpaid balance of the repurchase price and are entitled to be paid as soon as the Purchaser is legally able to do so or, in the event of the liquidation of the Purchaser, are entitled to be collocated after the other creditors but by preference over the other shareholders of the Purchaser.

All Common Shares held by Registered Shareholders who validly exercise their Dissent Rights in respect of such Common Shares will, if the holders are ultimately entitled to be paid the fair value thereof, be deemed to be transferred to the Purchaser in exchange for the right to be paid the fair value of their Common Shares (which fair value, notwithstanding anything to the contrary contained in Chapter XIV of the QBCA, shall be determined as of the close of business on the day before the Arrangement Resolution was adopted at the Special Meeting and shall be subject to any applicable withholdings) and will not be entitled to any other payment or consideration (including any payment that would be payable under the Arrangement had they not exercised their Dissent Rights in respect of such Common Shares). If such Shareholders ultimately are not entitled, for any reason, to be paid fair value for such Common Shares, they shall be deemed to have participated in the Arrangement on the same basis as non-dissenting holders of Common Shares and shall be entitled to receive only the Consideration in the same manner as such non-dissenting holders.

Registered Shareholders who are considering exercising Dissent Rights should be aware that there can be no assurance that the fair value of their Common Shares, as determined under Chapter XIV – Division I of the QBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court, will be more than or equal to the Consideration payable under the Arrangement. In addition, any judicial determination of fair value will result in a delay of receipt by Dissenting Shareholders of payment for their respective Common Shares.

The above summary does not purport to provide a comprehensive statement of the procedures to be followed by Dissenting Shareholders who seek the repurchase of their Common Shares. Chapter XIV – Division I of the QBCA requires adherence to the procedures established therein and failure to do so may result in the loss of all rights thereunder. Accordingly, each Dissenting Shareholder who is considering exercising Dissent Rights should carefully consider and comply with the provisions of that section, the full text of which is set out in Annex C to this Circular and Proxy Statement, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court, and consult their own legal advisor as failure to strictly comply with the provisions of the QBCA (as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court) may prejudice Dissent Rights.

INTERESTS OF THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IN THE ARRANGEMENT

Leadership of the Company Following the Arrangement

As of the date hereof, none of the Company’s executive officers has entered into any new agreement, arrangement or understanding with the Purchaser or any of its affiliates regarding the terms and conditions of compensation, incentive pay or employment with the Company after the Arrangement. Although no agreements have been entered into at this time with any of the Company’s executive officers, prior to or following the completion of the Arrangement, they may enter into new agreements or amendments to existing arrangements with Parent or one of its affiliates regarding their employment with the Company after the Arrangement.

As of the Effective Time, the then-current directors of the Company are expected to cease serving as directors except as otherwise determined by Parent.

Other Interests of the Company’s Directors and Executive Officers in the Arrangement

In considering the recommendations of the Board with respect to the Arrangement, Shareholders should be aware that the directors and executive officers of the Company have certain interests, including financial interests, in the Arrangement that may be different from, or in addition to, the interests of Shareholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Agreement, and in making its recommendation that Shareholders approve the Arrangement. See “The Arrangement — Background of the Arrangement” and “The Arrangement — Recommendation of the Transaction Committee; Reasons for the Arrangement; Recommendation of the Board; and Opinion of Leerink Partners.” These interests are described in more detail further below, and certain of them are quantified in the narrative and the table below in “— Potential Change in Control Payments to Named Executive Officers.”

As of the Record Date, the Company’s executive officers for purposes of the discussion below are as follows:

Name	Position
Lloyd M. Segal*^	Former President and Chief Executive Officer
Maria Koehler, M.D., Ph.D.*^	Former Executive Vice President, Chief Medical Officer
Michael Zinda, Ph.D.*	Executive Vice President, Chief Scientific Officer
Steve Forte	President, Chief Executive Officer and Chief Financial Officer
Sandra Alves	Senior Vice President, Chief Accounting Officer

*	Each of these individuals was a “named executive officer” for purposes of the definitive proxy statement for the 2025 annual meeting of the Shareholders, filed by the Company on April 29, 2025.
^	Effective April 11, 2025, Mr. Segal’s employment with the Company terminated. Effective March 31, 2025, Dr. Koehler’s employment with the Company terminated.

Assumptions

The potential payments and benefits to directors and executive officers in the narrative and tables below are, unless otherwise noted, based on the following facts and assumptions:

•	the relevant price per Common Share is $1.82, which is the per share Cash Amount;

•	no amount will be payable under the CVRs;

•	the Effective Date of the Arrangement is January 30, 2026, which is the assumed date of the effectiveness of the Arrangement solely for purposes of this disclosure;

•	the executive officers are terminated without “cause” immediately following the assumed Effective Time;

•	the executive officer’s base salary rate and annual target bonus remain unchanged from those in effect as of November 25, 2025; and

•

the number of Options and/or RSUs held by the executive officer were those which were held as of November 25, 2025. Depending on when the Arrangement is completed, certain Company awards that are unvested as of November 25, 2025 may vest or be forfeited pursuant to their terms, independent of the Arrangement, as described below in “— Equity Awards.”

Accordingly, the amounts set forth in the narrative and tables below are estimates based on multiple assumptions that may or may not actually occur, including the assumptions described above. Some of the assumptions are based on events which may not occur or other contingencies and, as a result, the actual amounts received by a director or executive officer may differ materially from the amounts shown below. Certain of the amounts shown below have also been rounded to the nearest whole number. Additionally, amounts paid in Canadian dollars have been converted to U.S. dollars at the average exchange rate of $0.7143 for November 18, 2025, based on Bank of Canada average exchange rates.

Equity Awards

As of the Effective Time, all vested and unvested equity awards held by our directors and executive officers will be treated as follows and described in more detail under “The Arrangement.”

Each Option outstanding as of the Effective Time (whether vested or unvested) will be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the Optionholder, each in-the-money Option (an Option which has a per-share exercise price that is less than the Cash Amount) will be deemed to be assigned and surrendered to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and such Option will immediately be canceled. Out-of-the-money Options (Options with a per-share exercise price that is equal to or greater than the Cash Amount) will be immediately canceled at the Effective Time without any payment and neither the Company nor the Purchaser will be obligated to pay the holder of out-of-the-money Options any consideration in respect of such Options. Currently, Options with an exercise price per share that is less than the Cash Amount of $1.82 are expected to be in-the-money at the Effective Time, and Options with an exercise price per share equal to or greater than the Cash Amount of $1.82 are expected to be out-of-the-money.

Other than with respect to certain Options held by Mr. Segal, Dr. Zinda, Mr. Forte and Ms. Alves, each Option that is outstanding as of the Effective Time and is held by a Company director or executive officer was granted with a per share exercise price that is greater than the Cash Amount and is an out-of-the-money Option. As such, no amounts are expected to be payable to the Company’s directors and executive officers in respect of Options, other than with respect to Mr. Segal, Dr. Zinda, Mr. Forte and Ms. Alves. The following table sets forth for Mr. Segal, Dr. Zinda, Mr. Forte and Ms. Alves, (i) the number of vested and unvested in-the-money Options held as of November 25, 2025; (ii) the cash consideration payable for these in-the-money Options, and (iii) the potential CVR payments that would be payable with respect to CVRs issued in respect of these in-the-money Options. The determination of whether an Option is in-the-money or out-of-the-money is made as of November 25, 2025 and does not take into account any disposition which may be completed after such date.

Name	In the Money Options (vested) (#)	Cash Amount for vested In the Money Options ($)	In the Money Options (unvested) (#)	Cash Amount for unvested In the Money Options ($)	Potential Cash Payment for CVRs Issued with Respect to In the Money Options (vested and unvested) ($)
Lloyd Segal	188,039	71,304	—	—	—
Michael Zinda, Ph.D.	—	—	160,000	104,000	—
Steve Forte	—	—	785,000	560,250	—
Sandra Alves	—	—	50,500	35,275	—

Each RSU outstanding as of the Effective Time (whether vested or unvested) without any further action by or on behalf of the holder, will be deemed to be assigned and surrendered to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount, and (ii) one CVR, and such RSU will immediately be canceled. Each of Dr. Zinda, Mr. Forte and Ms. Alves hold RSUs as of November 25, 2025 and our other executive officers and directors do not hold RSUs as of such date.

The following table sets forth, for each of Dr. Zinda, Mr. Forte and Ms. Alves, (i) the number of Common Shares underlying the RSUs held as of November 25, 2025; (ii) the cash consideration payable for these RSUs; and (iii) the potential CVR payments that would be payable with respect to CVRs issued in respect of these RSUs.

Name	Restricted Stock Units (#)	Cash Amount for Restricted Stock Units ($)	Potential Cash Payment for CVRs Issued with Respect of Restricted Stock Units ($)
Michael Zinda, Ph.D.	31,516	57,359	—
Steve Forte	31,510	57,348	—
Sandra Alves	18,800	34,216	—

Change in Control Payments

In connection with the Arrangement, Mr. Forte will be eligible to receive a one-time cash bonus of $750,000 (a “CIC Bonus”). Mr. Forte’s CIC Bonus will be paid in a lump sum, immediately prior to the Effective Time, subject to applicable withholdings. The table below sets forth the estimated value of the CIC Bonus.

Name	CIC Bonus ($)
Steve Forte	$750,000

Potential Severance Payments and Benefits

Other than with respect to Mr. Segal and Dr. Koehler, each of our executive officers is eligible to receive benefits under an individual agreement with the Company. The severance provisions of each executive officers’ employment agreement are described in the paragraphs below. As noted above, Mr. Segal and Dr. Koehler each departed from the Company earlier in 2025 and entered into separation agreements with the Company in connection with their departures. As such, neither of Mr. Segal nor Dr. Koehler are eligible to receive additional severance.

Pursuant to an Employment Agreement dated June 12, 2020, as amended on July 13, 2023 and June 13, 2025, between Dr. Zinda and the Company, in the event Dr. Zinda is terminated without “cause” or resigns for “good reason” (each, as defined in the employment agreements), Dr. Zinda is entitled to (i) an amount equal to nine months of Dr. Zinda’s base salary in effect as of the date of his termination, payable in equal monthly installments; (ii) COBRA premiums equal to the cost of coverage the Company was paying as of the date of termination for a period of up to 12 months; (iii) an additional nine months of vesting and an extended post termination period of up to nine months (other than with respect to incentive stock options) following Dr. Zinda’s termination for all stock options held by Dr. Zinda that are subject to a time-based vesting schedule; and (iv) a prorated annual bonus paid at the target bonus level for the year in which Dr. Zinda’s employment is terminated. In the event Dr. Zinda is terminated without “cause” or resigns for “good reason” within 90 days prior to or 12 months following a “change in control” Dr. Zinda is entitled to receive (i) an amount equal to the sum of Dr. Zinda’s base salary in effect on the termination date, and the higher of the executive’s target bonus for the year of termination or annual bonus received for the preceding calendar year, payable in a lump sum; (ii) COBRA premiums equal to the cost of coverage the Company was paying as of the date of termination for a period of up to 12 months; and (iii) accelerated vesting and an extended post termination period of up to 9 months (other than with respect to incentive stock options) following Dr. Zinda’s termination for all stock options held by Dr. Zinda that are subject to a time-based vesting schedule; and (iv) a prorated annual bonus paid at the target bonus level for the year in which Dr. Zinda’s employment is terminated. In addition, our compensation committee approved a $150,000 cash bonus payable to Dr. Zinda in the event Dr. Zinda is terminated involuntarily.

Pursuant to an Employment Agreement dated June 12, 2020, as amended on July 13, 2023 and March 31, 2025, between Mr. Forte and the Company, in the event Mr. Forte is terminated without “cause” or resigns for “good reason” (each, as defined in the employment agreement) Mr. Forte is entitled to (i) an amount equal to 12 months of Mr. Forte’s base salary in effect as of the date of his termination, payable in equal monthly installments; (ii) continued participation in the Company’s group insurance plans and employee benefits for a period of up to 12 months; (iii) an additional 12 months of vesting for all time based options and time-based RSUs held by Mr. Forte, and an extended post termination period of up to 12 months following Mr. Forte’s termination for all stock options held by Mr. Forte that are subject to a time-based vesting schedule; and (iv) a prorated annual bonus paid at the target bonus level for the year in which Mr. Forte’s employment is terminated. In the event Mr. Forte is terminated without “cause” or resigns for “good reason” within 90 days prior to a “change in control,” Mr. Forte is entitled to receive (i) an amount equal to 1.5 times the sum of Mr. Forte base salary in effect on the termination date, and the higher of the executive’s target bonus for the year of termination or annual bonus received for the preceding calendar year, payable in a lump sum; (ii) continued participation in the Company’s group insurance plans and employee benefits for a period of up to 18 months; (iii) accelerated vesting in full for all time-based options and time-based RSUs held by Mr. Forte, and an extended post termination period of up to 15 months following Mr. Forte’s termination for all stock options held by Mr. Forte that are subject to a time-based vesting schedule; and (iv) a prorated annual bonus paid at the target bonus level for the year in which Mr. Forte’s employment is terminated. In addition, our compensation committee approved a $175,000 cash bonus payable to Mr. Forte on December 31, 2025, subject to his continuous service.

Pursuant to an Employment Agreement dated May 28, 2025 between Ms. Alves and the Company, in the event Ms. Alves is terminated without “cause” or resigns for “good reason” (each, as defined in the employment agreement) Ms. Alves is entitled to (i) an amount equal to nine months of Ms. Alves base salary in effect as of the date of her termination, payable in equal monthly installments; (ii) continued participation in the Company’s group insurance plans and employee benefits for a period of up to 12 months; and (iii) an additional nine months of vesting for all time based awards, and any time based options shall remain exercisable for up to nine months following Ms. Alves’ termination. In the event Ms. Alves is terminated without “cause” or resigns for “good reason” within 90 days prior to or 12 months following a “change in control” Ms. Alves is entitled to (i) an amount equal to the sum of Ms. Alves’ base salary in effect on the termination date, and the higher of the executive’s target bonus for the year of termination or annual bonus received for the preceding calendar year, payable in a lump sum; (ii) continued participation in the Company’s group insurance plans and employee benefits for a period of up to 12 months; and (iii) accelerated vesting in full for all time-based options and time-based RSUs held by Ms. Alves, and an extended post termination period of up to 9 months following Ms. Alves’ termination for all stock options held by Ms. Alves that are subject to a time-based vesting schedule and (iv) a prorated annual bonus paid at the target bonus level for the year in which Ms. Alves’ employment is terminated. In addition, our compensation committee approved a $101,339 cash bonus payable to Ms. Alves on December 31, 2025, subject to her continuous service.

The table below sets forth the estimated value of the severance payments and benefits that Dr. Zinda, Mr. Forte, and Ms. Alves would be eligible to receive under their respective employment agreements. The amounts below do not include any amounts in respect of Options or RSUs held by our executive officers, nor do they attempt to quantify any reductions in order to avoid any applicable “golden parachute” excise taxes under the Code.

Name	Cash Severance ($)	Benefits Subsidy ($)
Michael Zinda, Ph.D.	1,041,733	—
Steve Forte	2,721,313	15,448
Sandra Alves	533,621	8,870

Potential Change in Control Payments to Named Executive Officers

The table below sets forth for each of the named executive officers estimates of the amounts of compensation that are based on or otherwise relate to the Arrangement. Certain amounts will or may become payable on a qualifying termination of employment following the Arrangement (i.e., on a “double-trigger” basis). Certain other benefits will become payable upon the occurrence of the closing of the Arrangement (i.e., on a “single-trigger” basis).

The amounts shown are, unless otherwise noted, calculated based on the assumptions described under “Assumptions” above and noted in the footnotes below, which may or may not actually occur. Accordingly, the actual amounts received by each named executive officer may differ materially from the amounts shown in the following table.

GOLDEN PARACHUTE COMPENSATION

Name(1)	Cash ($)(2)	Equity ($)(3)	Perquisites/Benefits ($)(4)	Total ($)
Lloyd M. Segal	—	—	—	—
Maria Koehler, M.D., Ph.D.	—	—	—	—
Michael Zinda, Ph.D.	1,041,733	161,359	—	1,203,092

(1)

Under relevant SEC rules, the Company is required to provide information in this table with respect to the Company’s named executive officers, who, for these purposes, are the individuals whose compensation was required to be reported in the summary compensation table of the Company’s most recent proxy statement.

(2)

As described in more detail in the section titled “Potential Severance Payments and Benefits,” the amounts in this column represent the cash severance payments that Dr. Zinda would be paid in the event he is terminated without “cause” or resigns for “good reason” within 90 days prior to or 12 months following a “change in control.” The payments in this column are “double-trigger” in nature. Because Mr. Segal and Dr. Koehler were terminated prior to the Arrangement, neither will receive cash payments in connection with the Arrangement (other than with respect to any Cash Amount or CVRs they may become eligible to receive in connection with the Arrangement).

The cash amounts for Mr. Zinda are calculated as follows:

Annual Salary ($)	Target Annual Bonus Opportunity ($)	Other Pro-rated Bonuses	Cash Severance Multiplier ($)	Total Cash Payments ($)
486,400	194,560	360,773	1.0	1,041,733

(3)

The amounts in this column represent, for each named executive officer, on a pre-tax basis, (i) the value of unvested RSUs held by such named executive officer as of November 25, 2025, which will vest upon Closing, and (ii) the spread value of unvested in-the-money Options held by such named executive officer as of November 25, 2025, which will vest upon the Arrangement, assuming the closing occurs on November 25, 2025. For each unvested RSU, (i) the cash value of such RSU is calculated by multiplying the number of our Common Shares subject to such RSU by the Cash Amount and (ii) the value of the CVR corresponding to such RSU is calculated based on $0.00, which is the potential amount payable under each CVR. For each unvested in-the-money Option, (i) the cash spread value is calculated by multiplying (a) the amount by which the Cash Amount exceeds the per share exercise price of such in-the-money Option by (b) the number of Common Shares subject to such unvested in-the-money Option and (ii) the value of the CVR corresponding to such in-the-money Option is calculated based on $1.82, which is the potential amount payable under each CVR. Such payments are made as a result of the closing of the Arrangement (on a “single trigger basis”), although payments with respect to the CVR are contingent on there being a payout under that instrument. For additional information on the treatment of outstanding equity awards held by each named executive officer in the Arrangement, see the section of this Circular and Proxy Statement captioned “Interests of the Company’s Directors and Executive Officers in the Arrangement – Equity-Based Awards.”

Name	RSUs Vesting Upon Closing (#)	Cash Value of Company RSUs Vesting Upon Closing ($)	Unvested In the Money Options Vesting Upon Closing (#)	Spread Value of Unvested In the Money Options Vesting Upon Closing ($)	Potential Payments with respect to CVRs Corresponding to RSUs and Unvested In the Money Options Vesting Upon Closing ($)
Lloyd M. Segal	—	—	—	—	—
Maria Koehler, M.D., Ph.D.	—	—	—	—	—
Michael Zinda, Ph.D.	31,516	57,359	160,000	104,000	—

(4)

The amounts in this column represent the estimated value of post-termination benefits coverage for 12 months. The amounts in this column are considered “double-trigger” as they will only be payable in the event of a qualifying termination of employment following the closing. Because Mr. Segal and Dr. Koehler were terminated prior to the Arrangement, neither will receive post termination benefit coverage in connection with the Arrangement.

Canadian Securities Law Matters

The Company is a reporting issuer in Québec, and, accordingly, is subject to MI 61-101. MI 61-101 is intended to regulate certain transactions to ensure equality of treatment among security holders, generally requiring enhanced disclosure, approval by a majority of security holders excluding “interested parties” or “related parties” (as such terms are defined in MI 61-101) and/or, in certain instances, independent valuations and approval and oversight of the transaction by a transaction committee of independent directors. The protections of MI 61-101 generally apply to “business combinations” (as defined in MI 61-101) that terminate the interests of security holders without their consent.

MI 61-101 provides that, in certain circumstances where a “related party” (as defined in MI 61-101) of an issuer is entitled to receive a “collateral benefit” (as defined in MI 61-101) in connection with an arrangement transaction (such as the Arrangement), such transaction may be considered a “business combination” for the purposes of MI 61-101 and subject to minority approval requirements.

A “collateral benefit,” as defined in MI 61-101, includes any benefit that a “related party” of the Company (which includes the directors and senior officers of the Company) is entitled to receive, directly or indirectly, as a consequence of the Arrangement, including, without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities or other enhancement in benefits related to past or future services as an employee, director or consultant of the Company, regardless of the existence of any offsetting costs to the related party or whether the benefit is provided, or agreed to, by the Company, or another party to the Arrangement. However, such a benefit will not constitute a “collateral benefit” provided that certain conditions are satisfied. In addition, a related party of an issuer is not considered to be treated differently from other security holders of the issuer in a transaction, or to receive a “collateral benefit,” solely by reason of being a security holder of another party to the transaction.

Under MI 61-101, a benefit received by a “related party” of the Company is not considered to be a “collateral benefit” if the benefit is received solely in connection with the related party’s services as an employee, director or consultant of the Company or an affiliated entity and (i) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the “related party” for securities relinquished under the Arrangement, (ii) the conferring of the benefit is not, by its terms, conditional on the “related party” supporting the Arrangement in any manner, (iii) full particulars of the benefit are disclosed in disclosure document for the transaction, and (iv) either (A) at the time the Arrangement was agreed to, the “related party” and its associated entities beneficially owned or exercised control or direction over less than 1% of the outstanding Common Shares, or (B) (x) the “related party” discloses to an independent committee of the Company the amount of consideration that the “related party” expects it will be beneficially entitled to receive, under the terms of the Arrangement, in exchange for the Common Shares beneficially owned by the “related party,” (y) the independent committee, acting in good faith, determines that the value of the benefit, net of any offsetting costs to the “related party,” is less than 5% of the value referred to in (B) (x), and (z) the independent committee’s determination is disclosed in this Circular and Proxy Statement.

If a “related party” receives a “collateral benefit” in connection with the Arrangement, in addition to requiring the approval of at least two-thirds of the votes cast by the Shareholders present virtually or represented by proxy and entitled to vote at the Special Meeting, the Arrangement Resolution will also require “minority approval” in accordance with MI 61-101. If “minority approval” is required, the Arrangement Resolution must also be approved by a majority of the votes cast, excluding those votes beneficially owned, or over which control or direction is exercised, by the “related parties” of the Company who receive a “collateral benefit” in connection with the Arrangement.

Each of Steve Forte, David Bonita, Thomas Civik, Samarth Kulkarni, Susan Molineaux, Ann D. Rhoads, Carol A. Schafer, Steven Stein, Sandra Alves, and BVF Partners L.P. is a “related party” of the Company (collectively, the “Related Parties”).

The accelerated vesting of Options and RSUs pursuant to the Plan of Arrangement, any termination and change of control benefits, and the indemnification and provision of insurance for the benefit of the directors and executive officers of the Company pursuant to the terms of the Agreement, all as described above under “The Arrangement – Interests of the Company’s Directors and Executive Officers in the Arrangement,” may be considered “collateral benefits” received by the applicable directors or executive officers of the Company or its affiliates for the purposes of MI 61-101, subject to the availability of the exceptions described above.

Following disclosure by each of the Related Parties of the number of securities of the Company held by them and the total consideration that they expect to receive pursuant to the Arrangement, the only Related Parties who are potentially receiving a “collateral benefit” in connection with the Arrangement and beneficially own or exercise control or direction over more than one percent (1%) of the Common Shares (taking into consideration Common Shares issuable upon the exercise of Options that are exercisable within a period of sixty (60) days following the Record Date) are Steve Forte and Michael Zinda.

Based on the information set out in the table below and the expected value of the cash consideration to be received by Shareholders in connection with the Arrangement, currently estimated to be $1.82 per Common Share, subject to final determination prior to the Effective Time in accordance with the terms of the Agreement, the Transaction Committee has determined that the value of any benefits to be received by each of Steve Forte and Michael Zinda, net of any offsetting costs, is more than 5% of the value of consideration that Steve Forte and Michael Zinda, respectively, expect they will be beneficially entitled to receive under the terms of the Arrangement (including in exchange for the equity securities beneficially owned by them), based on the expected value of $1.82 per Common Share currently expected to be received by Shareholders in connection with the Arrangement, subject to final determination prior to the Effective Time in accordance with the terms of the Agreement.

Related Party	Common Shares	Options Exercisable within 60 Days of the Record Date	Collateral Benefit	Change of Control Payment	Value of Share Consideration
Steve Forte	25,576	657,972	$617,598	$750,000	$46,002
Michael Zinda	48,781	564,253	$161,359	$—	$88,781

As a result of the foregoing, (i) the Common Shares that Steve Forte beneficially owns, directly or indirectly, or over which he has control or direction (being 25,276 Common Shares or approximately 0.06% of the issued and outstanding Common Shares as of the Record Date (or 683,248 Common Shares or approximately 1.6% of the issued and outstanding Common Shares taking into consideration Common Shares issuable upon the exercise of Options that are exercisable within a period of sixty (60) days following the Record Date)) will be excluded for the purpose of determining if minority approval of the Arrangement is obtained and (ii) the Common Shares that Michael Zinda beneficially owns, directly or indirectly, or over which he has control or direction (being 48,781 Common Shares or approximately 0.11% of the issued and outstanding Common Shares as of the Record Date (or 613,304 Common Shares or approximately 1.4% of the issued and outstanding Common Shares taking into consideration Common Shares issuable upon the exercise of Options that are exercisable within a period of sixty (60) days following the Record Date)) will be excluded for the purpose of determining if minority approval of the Arrangement is obtained.

PROPOSAL NO. 2 – COMPENSATION RESOLUTION

As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the U.S. Exchange Act, we are providing Shareholders the opportunity to cast a vote to approve, on an advisory and non-binding basis, the compensation that the Company’s named executive officers will or may be entitled to receive that is based on or otherwise relates to the Arrangement. This compensation is summarized in the table and the footnotes thereto under the section entitled “Interests of the Company’s Directors and Executive Officers in the Arrangement” of this Circular and Proxy Statement. The various plans and arrangements pursuant to which these compensation payments may be made generally have previously formed part of the Company’s overall compensation program for the Company’s named executive officers and previously have been disclosed to Shareholders as part of its annual proxy statement. These historical arrangements were adopted and approved by the Compensation Committee of the Board, which is composed solely of non-employee directors, and are believed to be reasonable and in line with marketplace norms.

The Board encourages you to review carefully the Arrangement-related compensation information disclosed in this Circular and Proxy Statement.

The Board recommends that the Shareholders approve the following resolution:

“RESOLVED, that the Shareholders hereby approve, on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement as disclosed in the Circular and Proxy Statement pursuant to Item 402(t) of Regulation S-K under the section entitled “Interests of the Company’s Directors and Executive Officers in the Arrangement — Golden Parachute Compensation” and the corresponding table and the footnotes thereto.”

The vote on the advisory and non-binding Compensation Resolution is a vote separate and apart from the vote on the Arrangement Resolution. The completion of the Arrangement is not conditional upon the approval of the Compensation Resolution. Accordingly, you may vote to approve the Arrangement Resolution and vote not to approve the advisory and non-binding Compensation Resolution and vice versa. Because the vote on the Compensation Resolution is advisory only, it will not be binding on either the Company or Purchaser. Accordingly, if the Agreement and the Arrangement are approved and the Arrangement is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory and non-binding vote of the Shareholders.

The advisory and non-binding Compensation Resolution requires, assuming a quorum is present, the affirmative vote of a majority of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting. With respect to the advisory and non-binding Compensation Resolution, abstentions are not counted for purposes of determining the minimum number of affirmative votes required for approval and, accordingly, have no effect on the outcome of such proposal.

The Board recommends that Shareholders vote “FOR” the advisory and non-binding Compensation Resolution.

LIQUIDATION RESOLUTION AND LIQUIDATOR RESOLUTION

General

In the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, we are seeking Shareholder approval of the Liquidation Resolution and the Liquidator Resolution at the Special Meeting. The Board recommends that you vote FOR the approval of the Liquidation Resolution and FOR the approval of the Liquidator Resolution.

Overview of Liquidation

The Board proposes that Shareholders approve the Liquidation pursuant to Section 308 of the QBCA, which Liquidation will become effective and commence only if the Arrangement Resolution is not approved or the Arrangement is otherwise terminated and at a time to be determined by the Board (the “Liquidation Date”). If the Company proceeds with the Liquidation, the Board intends to set the Liquidation Date in the statement of intent to liquidate to be filed by the Company under the QBCA.

The distributions to be made to Registered Shareholders will be by way of a reduction of capital, if the solvency requirements of the QBCA are satisfied at the time of distribution. See the section of this Circular and Proxy Statement entitled “Liquidation Distribution(s).” The Liquidation, including any reduction of stated capital, requires Shareholder approval by a special resolution of the Shareholders. In addition, the Company will need to obtain Shareholder approval by a special resolution in order to appoint the Liquidator and authorize the Board to set such Liquidator’s remuneration. The Board has determined that, in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, the Liquidation is advisable and in the best interests of the Company, which is to become effective and commence at a time to be determined by the Board, subject to Shareholder approval. The Board recommends that Shareholders vote in favor of (i) “Proposal No. 3 – the Liquidation Resolution” and (ii) “Proposal No. 4 – the Liquidator Resolution” of this Circular and Proxy Statement.

Liquidation and Dissolution Procedure

If the Liquidation is approved at the Special Meeting and the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, the Company will, as soon as practicable following the termination of the Arrangement, file a notice of liquidation with the Enterprise Registrar.

The Liquidation will include the following:

i.

KPMG or, in the alternative, another liquidator of nationally recognized experience, will be appointed the liquidator of the estate and effects of the Company (the “Liquidator”) for the purpose of the Liquidation of the Company’s business and affairs and distributing its assets, after satisfying all claims and setting aside reserves for contingent claims of creditors, and any order of the Court;

ii.	all of the powers of the Board will cease and the Board will be deemed to have resigned; and

iii.	the Company will cease to carry on its undertaking, except insofar as may be required or beneficial for the Liquidation in the discretion of the Liquidator.

Following the Liquidation Date, the Liquidator will oversee the Liquidation. The Liquidator’s powers and authorities will be derived from the QBCA, and the terms of any Court orders pertaining to the Liquidation.

Further details of the steps that may be completed following the Liquidation Date, at such time as the Liquidator or the Court, as applicable, deems necessary, appropriate or advisable, all in accordance with the QBCA, are as follows:

•	the filing of any statement of intent to liquidate as required under Section 335 of the QBCA, respectively;

•

the application to the Court under section 351 of the QBCA for such other directions and orders as may be deemed necessary in connection with the liquidation of the Company, including without limitation an order establishing the Court approved Claims Process following the successful application to the Court under sections 351 and 354 of the QBCA for the identification, resolution and barring of Liquidation Claims (the “Claims Process”) described herein;

•	the sale of any of the Company’s non-cash property and assets, (See “Distribution of Assets — Liquidation Distribution(s)”);

•

the establishment of the Claims Process for the identification, resolution and barring of claims by creditors, including employees of the Company, against the Company (“Liquidation Claims”), including the provision of written notice of the commencement of the Liquidation to all known creditors and claimants of the Company;

•	the delisting of the Common Shares of the Company from Nasdaq, as described under the heading “Trading of Common Shares”;

•	the application to cease being a reporting issuer in Canada, as described under the heading “— Status as a Reporting Issuer”;

•	request relief from the SEC or otherwise initiate steps to exit from the reporting requirements under the U.S. Exchange Act;

•

the payment of or the making of reasonable provision for the payment of all proven claims and obligations known to the Company, and the making of reserves as will be reasonably sufficient to provide compensation for any contingent Liquidation Claim, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such contingent Liquidation Claims and obligations of the Company;

•	the application to the CRA and other applicable governmental authorities for tax and other clearance certificates;

•

in accordance with the QBCA and any order of the Court, the pro rata distribution to Registered Shareholders of the remaining assets of the Company after taking into account the payment or provision for payment of proven claims and contingent Liquidation Claims against and obligations of the Company; and

•	the winding up and dissolution of the Company.

Trading of Common Shares

If the Company proceeds with the Liquidation, we anticipate that any and all trading of Common Shares on Nasdaq or the over-the-counter market, as the case may be, will be suspended as of the Liquidation Date or as soon thereafter as is reasonably practicable, and that we will close our stock transfer books and discontinue recording transfers at that time. Accordingly, it is expected that trading in our Common Shares will cease after the Liquidation Date.

Claims Process

A Claims Process will be established by the Liquidator. The Liquidator may obtain Court approval of a Claims Process as deemed necessary after the Effective Date. The Claims Process will include the provision of written notice of the commencement of the Liquidation to all known creditors of the Company, its present or former subsidiaries and its present or former officers and directors. Such notice will be published in major newspapers in Canada and will be sent by the Liquidator to known and potential creditors based on the Company’s books and records, informing them of the Liquidation and stating that any Liquidation Claims must be filed by the deadline stated within the letter, which the Company anticipates will be 45 days.

If the Liquidation is supervised by the Court, the Claims Process may request expedited hearings of any disputed Liquidation Claims by the Court, but there are no assurances as to the number of Liquidation Claims that may be filed, the monetary amount of such Liquidation Claims and the amount of time such Liquidation Claims will require for resolution. There can be no guarantee that the completion of the Claims Process will be a complete bar to all future Liquidation Claims. In the event that: (i) a Court accepts a Liquidation Claim after the Claims Process is completed, (ii) the Liquidation Claim is successful, (iii) a distribution has been made to Shareholders, and (iv) there are insufficient Company funds to satisfy the Liquidation Claim, then each Shareholder to whom any of the Company’ s property has been distributed may be liable on a pro rata basis to the claimant to the extent of the amount received by that Shareholder upon the distribution, and an action to enforce such liability may be brought. See “Distribution of Assets — Potential Liability of Shareholders” below.

The Claims Process described above is intended to reduce the risk that any claims may arise following the Liquidation of the Company, but there is no certainty that this risk will be eliminated completely. A court order will be sought that any claims not submitted pursuant to the Claims Process will be fully and finally barred (the “Claims Bar Order”) with the intention that no claims should be pursued following the Liquidation of the Company. However, there is no absolute certainty that the risk of claims arising after the Liquidation of the Company will be eliminated completely.

Distribution of Assets

Liquidation Distribution(s)

In connection with the Liquidation, the Liquidator will be authorized and empowered, but not obligated, to cause the Company to sell any of its assets, after paying or making reasonable provision for the payment of Liquidation Claims and obligations of the Company as required by Law and once it has obtained all required tax clearance certificates, distribute any remaining assets or cash to Shareholders as a reduction of capital and/or as a dividend. Amounts distributed by way of a reduction of capital may, in certain circumstances, be received tax free by the Shareholders. See “Certain Canadian Federal Income Tax Considerations of the Liquidation.”

The Company will continue to defend any proceedings commenced against it, and incur claims, liabilities and expenses (such as salaries and benefits, directors’ and officers’ insurance, payroll and taxes, legal, accounting and consulting fees and miscellaneous office expenses) during the period following the Liquidation Date until the Liquidation of the Company is complete. Satisfaction of these claims, liabilities and expenses will reduce the amount of assets available for ultimate distribution to the Shareholders.

The Company currently expects that any Liquidation distributions will consist almost entirely of the Company’s cash on hand, net of costs that are necessary to fund the Company’s liabilities and cover its expenses, including the expenses related to the Liquidation. See “— Uncertainity of Liquidation Distribution Amounts” below.

Many of the factors influencing the value of any distributions made as part of the Liquidation, cannot currently be quantified with certainty and are subject to change, including the amount of cash the Company will need to fund the Liquidation, and other risks over which we have no control, including the Company’s inability to predict the amount of its remaining liabilities or the amount that the Company will incur during the course of the Liquidation, the net value, if any, of its remaining non-cash assets and the fact that, if the Liquidation is approved, the Liquidator will have the power and authority to approve the number, amount and timing of any Liquidation distributions. In addition, the timing and amount of any distributions may be impacted by (i) the Company’s and/or the Liquidator’s discussions with the CRA and other applicable taxation authorities in finalizing the Company’s and its Subsidiaries final Tax Returns and the amounts of their corresponding Tax liabilities and (ii) the number and complexity of claims resulting from the Claims Process and whether any disputed claims can be reserved for or processed in an expedited manner. There is no guarantee of the value of any distribution. The Company cannot determine at this time when, or potentially whether, it will be able to make any Liquidation distributions to the Company’s Shareholders or the value of any such distributions. Shareholders may receive substantially less than the value expected to receive. Accordingly, you will not know the amount of any liquidation distributions you may receive in connection with the Liquidation when you vote on the Liquidation Resolution.

Based upon the foregoing, liquidation distribution(s), if made, are expected to be comprised of cash, payable as a return of capital. Following the completion of the Claims Process, the Company expects to issue a press release as to the estimated amount, character and timing of any Liquidation distributions. The Liquidator’s website will also include periodic updates in respect of estimated amount, character and timing of any Liquidation distributions.

Uncertainty of Liquidation Distribution Amounts

If the Company proceeds with the Liquidation, the Company expects that the distribution to Shareholders in connection with the Liquidation will consist almost entirely of the Company’s cash on hand, net of costs that are necessary to fund the Company’s liabilities and cover its expenses, including the expenses related to the Liquidation.

Further, the Company may be subject to contingent claims including lawsuits. If such contingent claims are determined to be valid, the Company could be required to pay significant amounts to these contingent claimants and, even if it is successful in defending such claims, the Company could incur significant legal costs to do so, either of which could result in a significant reduction in the amount available to be distributed to its Shareholders and/or a significant delay in the timing of any such distribution.

As a result, the amount of cash and/or assets to be distributed to Shareholders as Liquidation distributions cannot currently be quantified with certainty and is subject to change. Shareholders may receive substantially less than their pro rata share of the net assets of the Company. Accordingly, you will not know the amount of any Liquidation distributions you may receive as a result of the Liquidation when you vote on the proposal to approve the Liquidation.

Potential Liability of Shareholders

Under the QBCA, despite the Liquidation and dissolution of the Company, each Shareholder to whom any of its property has been distributed is liable under Section 305 of the QBCA to the extent of the amount received by that Shareholder upon the distribution. Section 306 of the QBCA provides that, despite the dissolution of a Company under the QBCA, a civil, criminal or administrative action or proceeding may be brought against the Company within three years, as if the Company had not been dissolved, and provides, among other things, that any property that would have been available to satisfy any judgment or order if the Company had not been dissolved, remains available for such purpose. Under the QBCA, the dissolution of the Company does not remove or impair any remedy available against the Company for any right or claim existing, or any liability incurred, prior to such dissolution or arising thereafter.

Interests of the Directors and Executive Officers in the Liquidation

Some of our directors and executive officers may have interests in the Liquidation that are different from, or in addition to, the interests of our Shareholders generally, namely, the Company’s continuing indemnification obligations to its directors and officers. While our executive officers may be entitled to certain change in control payments or benefits in connection with the Arrangement, the Liquidation will not give rise to any incremental compensation, severance or change in control benefits for our directors or executive officers.

Common Share Ownership

Members of the Board and our executive officers own, as of November 21, 2025, the Record Date, an aggregate of 5,734,455 Common Shares representing 13.3% of the outstanding Common Shares. In connection with any Liquidation distributions, certain of our directors and our executive officers will be entitled to the same pro rata cash distributions as our Shareholders based on their ownership of Common Shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” of this Circular and Proxy Statement for a table setting forth the number of Common Shares of the Company beneficially owned by each of our directors and executive officers as of November 21, 2025.

Indemnification of Directors and Officers

If the Company proceeds with the Liquidation, the Company will continue, until the completion of the Liquidation, to indemnify and provide for advancement of expenses to its officers, directors, employees, agents and representatives in accordance with the Company’s organizational documents, any contractual arrangements and applicable Law, for acts or omissions of such persons in connection with the implementation of the Liquidation and the winding up of the affairs of the Company. The Company’s obligation to indemnify (or advance expenses to) such persons may also be satisfied out of insurance proceeds.

The Board or any trustee(s) or agent(s) as may be appointed by the Board in connection with the Liquidation, as applicable, is authorized to obtain and maintain insurance as may be necessary, appropriate or desirable to cover the Company’s obligations in connection with the Liquidation, including its existing directors’ and officers’ liability insurance policy or any replacement policy.

Consequences if the Liquidation is not Approved

IF THE LIQUIDATION RESOLUTION AND THE LIQUIDATOR RESOLUTION ARE NOT APPROVED AND THE ARRANGEMENT IS TERMINATED, THE FUTURE OF THE COMPANY WILL BE UNCERTAIN, AND ANY REALIZATION OF VALUE FOR YOUR COMMON SHARES WILL LIKELY BE SIGNIFICANTLY DELAYED OR YOU MAY NOT REALIZE ANY VALUE FOR YOUR COMMON SHARES. IF THE LIQUIDATION RESOLUTION AND THE LIQUIDATOR RESOLUTION ARE NOT APPROVED, THE COMPANY MAY APPLY TO COURT FOR AN ORDER THAT A LIQUIDATOR BE APPOINTED AND THAT THE COMPANY BE LIQUIDATED, WOUND UP AND DISSOLVED.

Vote Required and Board of Director’s Recommendation

Approval of the Liquidation Resolution and the Liquidator Resolution would give the Board authority to complete, among other things, the Liquidation as described herein.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS OF THE LIQUIDATION

The following is a summary as of the date prior to the date hereof of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder (collectively, the “Tax Act”) generally applicable to Shareholders of the Liquidation, winding-up and dissolution of the Company and the distribution of any amounts on the Liquidation, winding-up and dissolution of the Company. This summary is applicable only to a Shareholder who, at all relevant times, for purposes of the Tax Act: (a) deals at arm’s length with the Company; (b) is not affiliated with the Company; and (c) holds Common Shares as capital property (a “Holder”).

Generally, Common Shares will be capital property to a Holder unless the Common Shares are held or were acquired in the course of carrying on a business of buying or selling securities or as part of an adventure or concern in the nature of trade. Certain Resident Holders (as defined below) may be entitled to make an irrevocable election permitted by subsection 39(4) of the Tax Act, the effect of which would be to deem to be capital property any Common Shares (and all other “Canadian securities” (as defined in the Tax Act)) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years. Resident Holders whose Common Shares might not otherwise be considered to be capital property should consult their own tax advisors concerning this election.

This summary does not describe the tax considerations of the Liquidation, winding-up and dissolution of the Company to holders of Incentive Securities. Holders of Incentive Securities should consult their own tax advisors. In addition, this summary is also not applicable to a Shareholder who acquired their Common Shares on the exercise of Options or RSUs. Such Shareholders should consult their own tax advisors.

This summary is not applicable to a Holder (i) that is a “specified financial institution” (as defined in the Tax Act), (ii) an interest in which is a “tax shelter investment” (as defined in the Tax Act), (iii) that is a “financial institution” (as defined in the Tax Act) for purposes of the “mark-to-market” rules in the Tax Act, (iv) that reports its “Canadian tax results” (as defined in the Tax Act) in a currency other than Canadian dollars, (v) that is exempt from tax under Part I of the Tax Act, (vi) that has entered into a “derivative forward agreement” or “synthetic disposition arrangement” (each as defined in the Tax Act) in respect of the Common Shares, (vii) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in Canada, or (viii) that is otherwise of special status or in special circumstances. Such Holders should consult their own tax advisors.

This summary is based on the current provisions of the Tax Act and an understanding of the current administrative policies and assessing practices of the CRA published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. No assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in Law or administrative policies or assessing practices whether by legislative, regulatory, administrative or judicial action or decision, nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction which may be different from those discussed herein.

This summary assumes that any distributions made on the Liquidation, winding-up and dissolution of the Company are considered to occur on the winding-up or discontinuance of the Company’s business for purposes of the Tax Act.

This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Holders should consult their own tax advisors having regard to their own particular circumstances.

Holders Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Holder”). Holders should confirm with their own tax advisors whether they are a Resident Holder.

(i)	Distributions to Resident Holders

Where a distribution made on the Liquidation, winding-up and dissolution of the Company is effected through a reduction of the capital in respect of the Common Shares of the Company, a Resident Holder will be considered to have received a taxable dividend equal to the amount, if any, by which the amount of the distribution received by the Resident Holder exceeds the amount by which the “paid-up capital” (as defined in the Tax Act) of the Resident Holder’s Common Shares is reduced by the reduction of capital in respect of the Common Shares. The Company reasonably expects that the paid-up capital of the Common Shares will be greater than the anticipated aggregate amount of the distributions, with the result that no portion of the distributions expected to be paid to the Resident Holders on the reduction of capital and on the Liquidation, winding-up and dissolution of the Company should be classified as a taxable dividend. Provided that this expectation is correct, no deemed dividend on the Common Shares should arise as a consequence of any distribution. Any deemed dividend on the Common Shares would be taxable to a Resident Holder, as generally described below under the heading “Holders Resident in Canada — (iv) Taxation of Dividends.”

Any portion of a distribution received on a reduction of the paid-up capital in respect of the Resident Holder’s Common Shares will be deducted from the Resident Holder’s adjusted cost base of its Common Shares. To the extent that the amount received on such reduction of paid-up capital exceeds the adjusted cost base to the Resident Holder of the Common Shares, the adjusted cost base of the Common Shares to the Resident Holder will be reduced to nil and the excess of such paid-up capital reduction over the resulting reduction in adjusted cost base will be deemed to be a capital gain of the Resident Holder. The tax consequences to a Resident Holder of any such capital gain are generally as described below under the heading “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses.”

(ii)	Cancellation of the Common Shares

A Resident Holder will realize a capital loss on the cancellation of the Resident Holder’s Common Shares on the final dissolution of the Company equal to the positive amount, if any, of the adjusted cost base of the Resident Holder’s Common Shares determined immediately before that time. The tax consequences to a Resident Holder of such capital losses are generally as described below under the heading “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses.”

(iii)	Taxation of Dividends

Dividends (including deemed dividends) received on the Common Shares by a Resident Holder who is an individual (other than certain trusts) will be included in the individual’s income and will be subject to the gross-up and dividend tax credit rules applicable to taxable dividends received by individuals from “taxable Canadian corporations,” as defined in the Tax Act, including the enhanced dividend tax credit rules applicable to any dividends designated by the Company as “eligible dividends” in accordance with the Tax Act. There may be limits on the ability of the Company to designate dividends as eligible dividends. Dividends received by individuals (other than certain trusts) may give rise to alternative minimum tax under the Tax Act, depending on the individual’s circumstances.

Dividends (including deemed dividends) received on the Common Shares by a Resident Holder that is a corporation will be included in computing the corporation’s income and will generally be deductible in computing its taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Resident Holder that is a corporation as proceeds of disposition or a capital gain. Resident Holders that are corporations are urged to consult their own tax advisors having regard to their particular circumstances.

A Resident Holder that is a “private corporation” or a “subject corporation” (each as defined in the Tax Act), may be liable to pay a refundable tax under Part IV of the Tax Act on dividends received (or deemed to be received) on the Common Shares to the extent that such dividends are deductible in computing the Resident Holder’s taxable income. A “subject corporation” is generally a corporation (other than a private corporation) resident in Canada and controlled directly or indirectly by or for the benefit of an individual (other than a trust) or a related group of individuals (other than trusts).

A Resident Holder that is, throughout the relevant taxation year, a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income,” which is defined in the Tax Act to include dividends received or deemed to be received in respect of the Common Shares, but not dividends or deemed dividends that are deductible in computing the dividend recipient’s taxable income. Resident Holders to whom these rules may apply should consult their own tax advisors.

(iv)	Taxation of Capital Gains and Losses

Generally, a Resident Holder is required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in such taxation year. Allowable capital losses in excess of taxable capital gains for the year of disposition may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, in accordance with and subject to the rules contained in the Tax Act.

The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a Common Share may be reduced by the amount of any dividends received (or deemed to be received) by it on such Common Share to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a Common Share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Holders should consult their own tax advisors.

A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income,” which is defined in the Tax Act to include amounts in respect of taxable capital gains. Resident Holders to whom these rules may apply should consult their own tax advisors.

A capital gain realized by a Resident Holder who is an individual or trust (other than certain trusts) may result in such Resident Holder being liable for alternative minimum tax under the Tax Act.

Holders Not Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, has not been and is not, and is not deemed to be, resident in Canada and does not use or hold and is not deemed to use or hold the Common Shares in a business carried on in Canada (a “Non-Resident Holder”). This portion of the summary is not applicable to Non-Resident Holders that are: (i) insurers carrying on an insurance business in Canada and elsewhere; or (ii) “authorized foreign banks” (as defined in the Tax Act). Such Non-Resident Holders should consult their own tax advisors.

(i)	Distributions to Non-Resident Holders

The consequences to Non-Resident Holders of any distribution under the Tax Act will be as described above under the heading “Holders Resident in Canada — (i) Distributions to Resident Holders.” Any deemed dividend on the Common Shares would be taxable to a Non-Resident Holder, as generally described below under the heading “Holders Not Resident in Canada — (ii) Taxation of Dividends.” The tax consequences to a Non-Resident Holder of any capital gains are generally as described below under the heading “Holders Not Resident in Canada — (iii) Taxation of Capital Gains.”

(ii)	Taxation of Dividends

Any dividend that is, or is deemed to be, paid or credited by the Company to a Non-Resident Holder will be subject to Canadian withholding tax at a rate of 25% or such lower rate as may be provided under the terms of an applicable income tax treaty or convention. Under the Canada-United States Income Tax Convention the rate of withholding tax on dividends paid or credited to a Non-Resident Holder that is fully entitled to the benefits of such treaty is generally reduced to 15% of the gross amount of the dividends (or 5% in the case of a Non-Resident Holder that is a corporation entitled to full benefits under the Canada-United States Income Tax Convention beneficially owning at least 10% of the Company’s voting shares).

(iii)	Taxation of Capital Gains

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on any disposition or deemed disposition of Common Shares (including as a result of having a negative adjusted cost base in the Non-Resident Holder’s Common Shares), unless the Common Shares are, or are deemed to be, “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition or deemed disposition and the gain is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention.

Generally, a Common Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition unless, at any time during the 60 month period immediately preceding the disposition or deemed disposition of the Common Share, the Common Share derived more than 50% of its fair market value directly or indirectly from, or from any combination of, real or immovable property situated in Canada, “Canadian resource properties,” “timber resource properties” (each as defined in the Tax Act), or options in respect of, interests in, or for civil law rights in, any such property (whether or not such property exists). Notwithstanding the foregoing, a Common Share may be deemed to be taxable Canadian property in certain other circumstances. Non-Resident Holders should consult their own tax advisors in this regard.

In the event that Common Shares constitute taxable Canadian property to a Non-Resident Holder and any capital gain realized by the Non-Resident Holder on the disposition or deemed disposition of the Common Shares (including as a result of having a negative adjusted cost base in the Non-Resident Holder’s Common Shares) is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention, then the tax consequences described above under the heading “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses” will generally apply.

Non-Resident Holders whose Common Shares may constitute taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE LIQUIDATION

The following is a summary of certain anticipated U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) of Common Shares whose Common Shares are redeemed pursuant to the Liquidation. This summary addresses only holders who hold the Common Shares as “capital assets” (generally, assets held for investment purposes).

The following summary does not purport to address all U.S. federal income tax consequences that may apply to a U.S. Holder (as defined below) as a result of the Liquidation, nor does it take into account the specific circumstances of any particular holder, some of which may be subject to special tax rules (including, but not limited to, brokers, dealers in securities or currencies, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, banks, thrifts and other financial institutions, persons liable for alternative minimum tax, persons that hold an interest in an entity that holds the Common Shares, persons that will own, or will have owned, directly, indirectly or constructively 10% or more (by vote or value) of our stock, persons that hold the Common Shares as part of a hedging, integration, conversion or constructive sale transaction or a straddle, Shareholders who acquired their Common Shares through the exercise of an employee stock option or otherwise as compensation, former citizens or permanent residents of the United States, or persons whose functional currency is not the U.S. dollar).

This summary is based on the Code, U.S. Treasury regulations, administrative pronouncements and rulings of the United States Internal Revenue Service (the “IRS”), judicial decisions and the Canada-United States Income Tax Convention (1980), as amended, all as in effect on the date hereof, and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. This summary does not describe any state, local or non-U.S. tax law considerations, or any aspect of U.S. federal tax law other than income taxation (e.g., estate or gift tax or the Medicare contribution tax). U.S. Holders (as defined below) should consult their tax advisers regarding such matters.

No legal opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences to U.S. Holders (as defined below) of the Liquidation. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to different interpretations, the IRS and U.S. courts could disagree with one or more of the positions taken in this summary.

As used in this summary, a “U.S. Holder” is a beneficial owner of the Common Shares who, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States, (ii) a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (B) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Common Shares, the U.S. federal income tax treatment of a partner will depend on the status of the partner and the activities of the partnership. Partnerships holding Common Shares and partners in such partnerships should consult their tax advisers as to the particular U.S. federal income tax considerations relating to the Liquidation.

For purposes of this summary, a “non-U.S. holder” is a beneficial owner of Common Shares, other than a partnership or other entity taxable as a partnership for U.S. federal income tax purposes, that is not a U.S. Holder. This discussion does not address the U.S. federal income tax consequences of the Liquidation, applicable to

non-U.S. holders of Common Shares. Accordingly, a non-U.S. holder should consult its tax advisor regarding all U.S. federal, state, local and non-U.S. tax considerations relating to the Liquidation.

Tax Considerations Relevant to U.S. Holders — the Liquidation

In general, for U.S. federal income tax purposes, if the Company effects the Liquidation, we intend to treat U.S. Holders as receiving a series of liquidating distributions (including any distributions received pursuant to the Liquidation) in complete liquidation of the Company in which U.S. Holders are treated as receiving such amounts as full payment in exchange for their Common Shares. Accordingly, subject to the discussion below under “Passive Foreign Investment Company Considerations,” a U.S. Holder who receives cash in exchange for Common Shares pursuant to the Liquidation will recognize capital gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received (expressed in U.S. dollars) and (2) the U.S. Holder’s adjusted tax basis (expressed in U.S. dollars) in such Common Shares.

If a U.S. Holder is required to satisfy any liability of ours not fully covered by our reserves, payments by U.S. Holders in satisfaction of such liabilities would generally produce a capital loss in the year paid, which, in the hands of individual U.S. Holders, could not be carried back to prior years to offset capital gains realized from Liquidation distributions in those years.

If a U.S. Holder’s holding period in the Common Shares with respect to which it receives any distributions received pursuant to the Liquidation is greater than one (1) year as of the date of such distribution, any gain or loss generally will be long-term capital gain or loss. Subject to the discussion below under “— Passive Foreign Investment Company Considerations,” long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Common Shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Shares. In general, each U.S. Holder must allocate liquidating distributions proportionally to each block of Common Shares and compare the allocated portion of each liquidating distribution with the U.S. Holder’s adjusted tax basis in each block of Common Shares at the time of such distribution. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.

Passive Foreign Investment Company Considerations

If the Company was classified as a PFIC in any taxable year in which a U.S. Holder held Common Shares of the Company, such U.S. Holder will be subject to special rules with respect to any gain recognized under the Liquidation.

A foreign corporation will be considered a PFIC for any taxable year in which (1) 75% or more of its gross income is “passive income” under the PFIC rules or (2) 50% or more of the average quarterly value of its assets produce (or are held for the production of) “passive income.” For this purpose, “passive income” generally includes interest, dividends, certain rents and royalties, and certain gains. Moreover, for purposes of determining if the foreign corporation is a PFIC, if the foreign corporation owns, directly or indirectly, at least 25%, by value, of the shares of another corporation, it will be treated as if it holds directly its proportionate share of the assets and receives directly its proportionate share of the income of such other corporation. If a corporation is treated as a PFIC with respect to a U.S. Holder for any taxable year, the corporation will continue to be treated as a PFIC with respect to that U.S. Holder in all succeeding taxable years, regardless of whether the corporation continues to meet the PFIC requirements in such years, unless certain elections are made.

The determination as to whether a foreign corporation is a PFIC is based on the application of complex U.S. federal income tax rules, which are subject to differing interpretations, and the determination will depend on the composition of the income, expenses and assets of the foreign corporation from time to time and the nature of the activities performed by its officers and employees. The Company believes that it was classified as a PFIC for the taxable year ending December 31, 2024 and in certain prior years, and expects to be classified as a PFIC for the current taxable year. However, the Company’s actual PFIC status for the current taxable year is uncertain and cannot be determined until after the end of the taxable year.

If the Company is classified as a PFIC, a U.S. Holder that does not make any of the elections described below would be required to report any gain recognized in connection with the Liquidation as ordinary income, rather than as capital gain, and to allocate such gain ratably over each day in the U.S. Holder’s holding period (or a portion thereof) for the Common Shares. The amounts allocated to the taxable year during which the gain is realized or distribution is made, and to any taxable years in such U.S. Holder’s holding period that are before the first taxable year in which we are treated as a PFIC with respect to the U.S. Holder, would be included in the U.S. Holder’s gross income as ordinary income for the taxable year of the gain. The amount allocated to each other taxable year would be taxed as ordinary income in the taxable year during which the gain is realized at the highest tax rate in effect for the U.S. Holder in that other taxable year and would be subject to an interest charge as if the income tax liabilities had been due with respect to each such prior year. U.S. Holders would not be able to offset any such gain recognized with losses.

The adverse tax consequences described above may be mitigated if a U.S. Holder makes or has made a timely “qualified electing fund” election (a “QEF election”) with respect to its interest in the PFIC. Consequently, if we are classified as a PFIC, it may be advantageous for a U.S. Holder to elect to treat us as a “qualified electing fund” with respect to such U.S. Holder in the first year in which it holds Common Shares. If a U.S. Holder makes a timely QEF election with respect to the Company, the electing U.S. Holder would be required in each taxable year that we are considered a PFIC to include in gross income (i) as ordinary income, the U.S. Holder’s pro rata share of the ordinary earnings of the Company and (ii) as capital gain, the U.S. Holder’s pro rata share of the net capital gain (if any) of the Company, whether or not the ordinary earnings or net capital gain are distributed. An electing U.S. Holder’s basis in Common Shares will be increased to reflect the amount of any taxed but undistributed income. Distributions of income that had previously been taxed will result in a corresponding reduction of basis in the Common Shares and will not be taxed again as distributions to the U.S. Holder.

If a U.S. Holder has made a valid election to treat the Company as a QEF, in lieu of being subject to the PFIC tax and interest charge rules discussed above, such U.S. Holder will generally recognize gain or loss for U.S. federal income tax purposes in connection with the receipt of cash, if any, in the Liquidation, in an amount equal to the difference between the amount realized pursuant to such transactions and the U.S. Holder’s adjusted tax basis in its Common Shares. The U.S. Holder’s adjusted tax basis in the Common Shares includes any adjustments to such tax basis as a result of any income recognized as a result of the U.S. Holder’s QEF election with respect to the Company. Long-term capital gain of individuals and certain other non-corporate U.S. Holders will generally be eligible for a reduced rate of taxation. The deductibility of a capital loss may be subject to limitations. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.

Alternatively, if the Company were to be classified as a PFIC, a U.S. Holder could also avoid certain of the rules described above by making a “mark-to-market election” (instead of a QEF election), provided the Common Shares are treated as regularly traded on a qualified exchange or other market within the meaning of the applicable U.S. Treasury Regulations.

U.S. Holders should consult their tax advisers regarding the potential availability and consequences of a mark-to-market election, as well as the advisability of making a QEF election.

During any taxable year in which the Company is treated as a PFIC with respect to a U.S. Holder, that U.S. Holder generally must file IRS Form 8621. U.S. Holders should consult their tax advisers concerning annual filing requirements.

Information Reporting and Backup Withholding

Payments made to holders in exchange for Common Shares pursuant to the Liquidation may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number (generally, an employer identification number or social security number) provided is correct and such U.S. Holder is not subject to backup withholding. In general, a non-U.S. holder will not be subject to U.S. federal backup withholding and information reporting with respect to cash payments to the non-U.S. holder pursuant to the Liquidation if the non-U.S. holder has provided an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable version of IRS Form W-8.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund from the IRS or credited against a holder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This summary of certain U.S. federal income tax considerations is for general information only and is not tax advice. Shareholders should consult their tax advisors as to the specific tax considerations applicable to them in connection with the Liquidation, including the applicability and effect of the alternative minimum tax and the effect of any federal, state, local, foreign and other tax laws.

PROPOSAL NO. 3 — THE LIQUIDATION RESOLUTION

This proposal requires the affirmative vote of two-thirds of the votes cast by, or on behalf of, the Shareholders of the Company entitled to vote present in person (virtually) or by proxy voting at the Special Meeting. Unless the Shareholder directs that the Shareholder’s Common Shares are to be voted against the Liquidation Resolution, the Persons named in the enclosed Form of Proxy intend to vote FOR the Liquidation Resolution.

The following special resolution will be submitted for a Shareholder vote at the Special Meeting: “BE IT RESOLVED AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:

1.

the Company is hereby authorized to voluntarily liquidate, wind-up and dissolve pursuant to sections 308-311 of the QBCA, which Liquidation shall become effective and commence only if the Arrangement is terminated and at a time to be determined by the Board of the Company;

2.

the Company is hereby authorized to make one or more distributions as part of the Liquidation by way of a reduction of capital, in an amount not to exceed the capital, provided that any remaining contingent liabilities are settled or otherwise satisfied at the time of the distribution;

3.

notwithstanding the provisions hereof, the Board is authorized to delay or determine not to proceed with the implementation of any of the matters contemplated by the foregoing resolutions and the Proxy Statement, without further approval of the Shareholders, if in the opinion of the Board, it is necessary or desirable to do so, and may, pursuant to the provisions of the QBCA revoke this special resolution at any time before it is acted upon without further approval of the Shareholders; and

4.

any officer or director of the Company be and is hereby authorized, on behalf of and in the name of the Company, to take all necessary steps and proceedings, and to execute and deliver and file any and all declarations, agreements, documents and other instruments and to do all such other acts and things (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of this resolution.”

The Board of Directors unanimously recommends that our Shareholders vote “FOR” the Liquidation Resolution.

PROPOSAL NO. 4 — THE LIQUIDATOR RESOLUTION

This proposal requires the affirmative vote of two-thirds of the votes cast by, or on behalf of, the Shareholders entitled to vote present in person (virtually) or by proxy voting at the Special Meeting. Unless the shareholder directs that the Shareholder’s Common Shares are to be voted against the Liquidator Resolution, the Persons named in the enclosed Form of Proxy intend to vote FOR the Liquidator Resolution.

The following ordinary resolution will be submitted for a Shareholder vote at the Special Meeting: “BE IT RESOLVED AS AN ORDINARY RESOLUTION OF SHAREHOLDERS THAT:

1.

KPMG, or, in the alternative, another liquidator of nationally recognized experience, is hereby appointed as the liquidator of the Company pursuant to section 325 of the QBCA (the “Liquidator”) to, inter alia, liquidate the Company in accordance with the QBCA, and any order of the Court, and wind-up and dissolve the Company in accordance with sections 308-311 of the QBCA and any order of the Court;

2.	the Board is hereby authorized to set the remuneration of the Liquidator;

3.

notwithstanding the provisions hereof, the Board is authorized to delay or determine not to proceed with the implementation of any of the matters contemplated by the foregoing resolutions and the Proxy Statement, without further approval of the Shareholders, if in the opinion of the Board, it is necessary or desirable to do so, and may, pursuant to the provisions of the QBCA revoke this ordinary resolution at any time before it is acted upon without further approval of the Shareholders; and

4.

any officer or director of the Company be and is hereby authorized, on behalf of and in the name of the Company, to take all necessary steps and proceedings, and to execute and deliver and file any and all declarations, agreements, documents and other instruments and to do all such other acts and things (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of this resolution.”

The Board of Directors unanimously recommends that our Shareholders vote “FOR” the Liquidator Resolution.

OTHER MATTERS

Other Matters for Action

As of the date of this Circular and Proxy Statement, the Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this Circular and Proxy Statement.

Adjournments or Postponements

Subject to the terms of the Agreement, the Special Meeting may be adjourned from time to time.

Future Shareholder Proposals

If the Arrangement is consummated, we will not have public shareholders and there will be no public participation in any future meeting of shareholders. However, if the Arrangement is not completed, we expect to hold a 2026 Annual Meeting of Shareholders. In addition to complying with the advanced notice provisions included in our articles, which required that nominating shareholders’ notice be received no later than 30 days before the 2026 Annual Meeting of Shareholders, a Shareholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must have submitted the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act. Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the 2026 proxy materials must be received by us no later than December 30, 2025. SEC rules set standards for eligibility and specify the types of shareholder proposals that may be excluded from a proxy statement. In addition, shareholders who would like to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

The QBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the QBCA that a shareholder intends to present at the 2026 Annual Meeting of Shareholders and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the QBCA and the regulations thereunder.

Shareholder proposals should be addressed to Repare Therapeutics Inc., 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada.

Householding of Special Meeting Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for information circular and proxy statements with respect to two or more Shareholders sharing an address by delivering a single Circular and Proxy Statement, as applicable, addressed to those Shareholders, unless contrary instructions have been received. This procedure, which is commonly referred to as “householding,” reduces the amount of duplicate information that Shareholders receive and lowers printing and mailing costs for companies.

Certain brokerage firms may have instituted householding for beneficial owners of Securities held through brokerage firms. If your family has multiple accounts holding Securities, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or the Company at the address and telephone number below. A separate copy of these materials will be promptly delivered upon request by writing to Repare Therapeutics Inc., 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada, or by telephone at (857) 412-7018.

WHERE YOU CAN FIND MORE INFORMATION

Investors and Shareholders may obtain free copies of this Circular and Proxy Statement and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.reparerx.com. Financial information is provided in the Company’s comparative Financial Statements and management’s discussion and analysis for its most recently completed financial year and its most recently completed interim period which are filed on SEDAR+ and EDGAR, and will be sent without charge to any Shareholders upon request by requesting them in writing from the Company at 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada, or by telephone at (857) 412-7018.

The auditor of the Company is Ernst & Young LLP, Independent Registered Public Accounting Firm, having an address at 900 Boulevard de Maisonneuve Ouest, Bureau 2300, Montréal, QC H3A 0A8.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with SEC on March  3, 2025, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 are incorporated by reference herein and are available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca., and constitute part of, this Circular and Proxy Statement (except with respect to any reference in such documents to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995).

No Persons have been authorized to give any information or to make any representations other than those contained in this Circular and Proxy Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Circular and Proxy Statement is dated    , 2025. You should not assume that the information contained in this Circular and Proxy Statement is accurate as of any date other than that date, and the mailing of this Circular and Proxy Statement to Shareholders shall not create any implication to the contrary. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THIS CIRCULAR AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND RELATED MATTERS.

Securities legislation in the provinces and territories of Canada provides security holders of the Company with, in addition to any rights they may have at Law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to the security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it is made.

GLOSSARY OF TERMS

In this Circular and Proxy Statement, the following capitalized words and terms shall have the following meanings:

“Acquisition Proposal” means, other than the transactions contemplated by the Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Purchaser (or any Affiliate of the Purchaser) after the date of the Agreement relating to: (i) any direct or indirect acquisition, sale, disposition (or any lease or other arrangement having the same economic effect as a sale or disposition), in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or of 20% or more of the voting, equity or other securities of the Company or any of its Subsidiaries (or rights or interests therein or thereto); (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of any class of voting, equity or other securities or any other equity interests (including securities convertible into or exercisable or exchangeable for securities or equity interests) of the Company or any of its Subsidiaries; (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, joint venture, partnership, liquidation, dissolution, winding up or exclusive license involving the Company or any of its Subsidiaries; (iv) any other similar transaction or series of transactions involving the Company or any of its Subsidiaries; or (v) any other transaction, the consummation of which would reasonably be expected to impede, prevent or delay the transactions contemplated by the Agreement or the Arrangement.

“Affiliate” has the meaning ascribed thereto in National Instrument 45-106 — Prospectus Exemptions.

“Agreement” means the Arrangement Agreement dated November 14, 2025, between the Company and the Purchaser, including the schedules attached thereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“allowable capital loss” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation” as applicable.

“Annual Financial Statements” means the audited consolidated financial statements of the Company as at and for the fiscal year ended December 31, 2024, together with the notes thereto and the auditor’s report thereon.

“Arrangement” means the arrangement under Chapter XVI – Division II of the QBCA on the terms and subject to the conditions set out in the Plan of Arrangement.

“Arrangement Resolution” means the special resolution of the Shareholders authorizing the Arrangement to be considered and voted on at the Special Meeting, substantially in the form attached as Annex D hereto.

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the QBCA to be sent to the Enterprise Registrar after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in a form satisfactory to the Company and the Purchaser, each acting reasonably.

“Authorization” means, with respect to any Person, any Order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.

“Beneficial Shareholder” means a Person who holds Common Shares through an Intermediary or who otherwise does not hold Common Shares in the Person’s name.

“Board” means the board of directors of the Company.

“Board Recommendation” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of Québec, and (ii) a day on which banks are generally closed in the City of Montreal, Québec, Canada or the City of San Francisco, California, United States.

“Cash Amount” means an amount equal to (i) the Closing Net Cash as of the Cash Determination Time divided by (ii) the Company Outstanding Shares.

“Cash Determination Time” means the time immediately prior to the Effective Time.

“Certificate of Arrangement” means the certificate giving effect to the Arrangement issued by the Enterprise Registrar in accordance with the QBCA in respect of the Articles of Arrangement.

“Change of Recommendation” has the meaning ascribed thereto in Section 8.2(a)(iii)(A) of the Agreement.

“Circular and Proxy Statement” means the notice of Special Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits thereto, to be sent to the Shareholders in connection with the Special Meeting, as amended, supplemented or otherwise modified.

“Closing Net Cash” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares in the capital of the Company.

“Company” means Repare Therapeutics Inc.

“Company Outstanding Shares” means the total number of issued and outstanding Common Shares at the Effective Time, on a partially diluted basis taking into account the Common Shares issuable upon exercise of all Options and upon settlement of all RSUs.

“Company Public Documents” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Consideration” means, per Common Share, the aggregate cash amount payable by the Company pursuant to the Distribution plus one CVR issuable by the Purchaser.

“Contemplated Transactions” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Contract” means any agreement, indenture, contract, lease, deed of trust, license, option, instrument, arrangement, undertaking or other commitment, whether written or oral.

“Convertible Securities” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Court” means the Superior Court of Québec, Commercial Division.

“CRA” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation,” as applicable.

“CVR” means a contingent value right, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement.

“CVR Agreement” means the contingent value rights agreement to be entered into on or prior to the Effective Date by Parent, Purchaser and the Rights Agent, in substantially the form attached as Schedule F to the Agreement.

“CVR Payment Amount” has the meaning scribed thereto in Section 1.1 of the CVR Agreement.

“CVR Payment Date” has the meaning ascribed thereto in Section 1.1 of the CVR Agreement.

“Depositary” means Broadridge Corporate Issuer Solutions, LLC.

“Disclosure Letter” means the disclosure letter executed by the Company and delivered to the Purchaser on November 14, 2025, in connection with the execution of the Agreement.

“Discontinuance” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Dissent Rights” means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement.

“Dissent Shares” means the Common Shares held by a Dissenting Shareholder.

“Dissenting Shareholder” means a registered holder of Common Shares as of the Record Date who has duly and validly exercised its Dissent Rights in accordance with Section 3.1 of the Plan of Arrangement and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.

“Distribution” means a distribution by the Company to the Shareholders pursuant to and in accordance with Section 2.3(a) of the Plan of Arrangement.

“D&O Tail Policy” has the meaning ascribed thereto in Section 1.1 of the CVR Agreement.

“DRS Advice” means a direct registration statement.

“EDGAR” means the Electronic Data Gathering Analysis and Retrieval system.

“Effective Date” means the effective date of the Arrangement pursuant to Section 2.7(a) of the Agreement.

“Effective Time” means 12:01 a.m. (Montreal time) on the Effective Date, or such other time on the Effective Date as the Parties may agree in writing before the Effective Date.

“Employee Plan” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Encumbrance” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Enterprise Registrar” means the enterprise registrar (Registraire des entreprises) appointed by the Minister of Employment and Social Solidarity (Québec).

“Excluded Shares” means Common Shares held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any affiliate of the Purchaser.

“Fair Value” means with regard to a Common Share, the fair value of such Common Share at the Effective Time (taking into consideration the Distribution).

“Final Order” means the final order of the Court, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably).

“Financial Statements” means, collectively, the Annual Financial Statements and the Interim Financial Statements.

“Former Shareholder” means a Shareholder immediately after the Effective Time.

“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, minister, cabinet, governor in council, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) any stock exchange, including Nasdaq.

“Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation,” as applicable.

“Incentive Securities” means the Options and the RSUs.

“Incentive Securities Cash Balance” means the balance of the aggregate Cash Amount allocated to the holders of Incentive Securities following the payments made pursuant to the Plan of Arrangement.

“Incentive Securities Consideration” means, per Incentive Security, the Cash Amount plus one (1) CVR issuable by the Purchaser.

“Interim Order” means the interim order of the Court, dated as of December   , 2025.

“Interim Period” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Intermediary” means, collectively, a broker, investment dealer, bank, trust company, nominee or other intermediary.

“IRS” means the U.S. Internal Revenue Service.

“Law” or “Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter.

“Leerink Partners” means Leerink Partners LLC.

“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Shareholders in connection with the Arrangement.

“Liquidation” means the voluntary liquidation of the Company.

“Liquidation Date” means a date determined by the Board, during which the Liquidation will become effective and commence if the Arrangement Resolution is not approved or the Arrangement is otherwise terminated

“Material Adverse Change” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Material Contract” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Meeting Materials” means the notice of meeting, this Circular and Proxy Statement, the instrument of proxy and the Letter of Transmittal.

“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions.

“NI 54-101” means National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer.

“NOBO” means “non-objecting beneficial owners” and refers to Beneficial Shareholders who have not objected to their nominee disclosing certain ownership information about themselves to the Company.

“Non-Resident Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation,” as applicable.

“Non-Resident Dissenting Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement.”

“OBO” means “objecting beneficial owners” and refers to those non-registered Shareholders who have objected to their nominee disclosing ownership information about themselves to the Company.

“Option Plan” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Options” means outstanding options to acquire Common Shares under the Option Plan or the Equity Incentive Plan (each as defined in the Agreement).

“Order” has the meaning ascribed thereto in Section 1.1 of the CVR Agreement.

“Outside Date” means May 14, 2026.

“Parent” means Xeno Acquisition Corp.

“Parties” means, collectively, the Purchaser, the Parent and the Company, and “Party” means any of them.

“Permitted Encumbrances” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

“Person of Concern” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“PFIC” means a Passive Foreign Investment Company.

“Plan of Arrangement” means the plan of arrangement to give effect to the Arrangement in the form attached as Annex E to this Circular and Proxy Statement and any amendment or variation thereto made in accordance with its provisions or made at the direction of the Court in the Final Order.

“Proceeding” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Proposed Amendments” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation,” as applicable.

“Purchaser” means Xeno Acquisition Corp.

“QBCA” means the Business Corporations Act (Québec) and the regulations made thereunder.

“Record Date” means the close of business on November 21, 2025.

“Registered Shareholder” means a registered holder of Common Shares as recorded in the Shareholder register of the Company.

“Regulatory Approvals” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“Representatives” means, collectively, any officer, director, employee, representative (including any financial or other adviser) or agent of the Company or of any of its Subsidiaries.

“Required Shareholder Approval” means the approval of the Arrangement Resolution of not less than (i) 66 2⁄3% of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, and (ii) a majority of the votes cast by Shareholders present in person (virtually) or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by MI 61-101, which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters” for more information.

“Resident Dissenting Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement.”

“Resident Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement,” and “Certain Canadian Federal Income Tax Considerations of the Liquidation,” as applicable.

“RSUs” means the restricted share units issued under the Equity Incentive Plan.

“SEC” means U.S. Securities and Exchange Commission.

“Securities” means the Common Shares and the Incentive Securities.

“Securities Laws” means all Canadian Securities Laws and applicable securities laws of the United States (and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the Securities Authorities, as applicable) and all rules and policies of Nasdaq.

“Securityholders” means, collectively, the Shareholders, and the holders of Incentive Securities.

“SEDAR+” means the System for Electronic Document Analysis and Retrieval+.

“Shareholders” means the holders of Common Shares.

“Special Meeting” means the special meeting of the Shareholders, including any adjournment or postponement thereof, to be convened to consider and, if deemed advisable, to adopt the Arrangement Resolution.

“Subject Securities” has the meaning ascribed thereto in the Voting and Support Agreements.

“Subsidiary” means, with respect to a Person, any entity, whether incorporated or unincorporated: (i) of which such Person or any other Subsidiary of such Person is a general partner; or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person and/or by any one or more of its Subsidiaries; and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise.

“Superior Proposal” means an unsolicited bona fide written Acquisition Proposal from an arm’s length third person or group of persons acting jointly or in concert made after the date of the Agreement to acquire not less than all of the Common Shares (other than Common Shares beneficially owned by the person making such Acquisition Proposal) or all or substantially all of the assets of the Company on a consolidated basis that: (i) did not result from a breach of the Agreement or any agreement between the person making such Acquisition Proposal and the Company; (ii) complies with all applicable Laws; is not subject to a financing condition or contingency and in respect of which the Board has determined in good faith (after consultation with its financial advisors) is fully funded or that adequate arrangements have been made to ensure that the required funds or other consideration will be available to complete such Acquisition Proposal; is not subject to any due diligence or access condition; and the Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person or group of persons making such Acquisition Proposal and their respective affiliates (A) is reasonably capable of completion without undue delay taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal; and (B) would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable from a financial point of view to the Shareholders.

“Supporting Company Shareholders” means the Company’s directors and officers, together with entities affiliated with BVF Partners L.P., Blue Owl Healthcare Opportunities, and certain entities affiliated with OrbiMed.

“taxable capital gain” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement,” and “Certain Canadian Federal Income Tax Considerations of the Liquidation,” as applicable.

“Tax Act” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement,” and “Certain Canadian Federal Income Tax Considerations of the Liquidation,” as applicable.

“Tax Returns” means all returns, reports, claims for refund, document, forms, declarations, elections, notices, filings, information returns, and statements in respect of Taxes that are filed, required to be filed or required to be kept on file with any applicable Governmental Entity, including all amendments, schedules, attachments or supplements thereto.

“Taxes” means with respect to any person, (i) all supranational, national, federal, provincial, state, local or other taxes, including income taxes, branch taxes, profits taxes, capital gains taxes, gross receipts taxes, windfall profits taxes, value added taxes, severance taxes, ad valorem taxes, property taxes, capital taxes, net worth taxes, production taxes, sales taxes, use taxes, license taxes, excise taxes, franchise taxes, environmental taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, employer health taxes, government pension plan premiums and contributions, social security premiums, workers’ compensation premiums, employment/unemployment insurance or compensation premiums and contributions, stamp taxes, occupation taxes, premium taxes, alternative or add-on minimum taxes, GST/HST, customs duties, anti-dumping and countervailing duties, tariffs, surtaxes, or other taxes of any kind whatsoever imposed or charged by any Governmental Entity and any instalments in respect thereof, interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties, and whether disputed or not, (ii) any liability for or with respect to amounts described in clause (i) whether as a result of joint, several, successor or transferee liability, of being a member of an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law relating to income Tax) for any period, or otherwise through operation of Law, or otherwise, and (iii) any liability for or with respect to amounts described in clauses (i) or (ii) as a result of any contract or arrangement (express or implied), including any tax sharing, tax indemnity, tax receivable, or tax allocation agreement, and “Tax” means any one of such Taxes.

“Termination Payment” means an amount equal to US$2,000,000.

“Transaction Committee” means the transaction committee of independent directors of the Board consisting of Thomas Civik, Sam Kulkarni, Carol A. Schafer and David Bonita.

“Transaction Litigation” has the meaning ascribed thereto in Section 1.1 of the Agreement.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“U.S. GAAP” means those accounting principles which are recognized as being generally accepted in the United States from time to time at the relevant time applied on a consistent basis.

“VIF” means voting instruction form.

“Voting and Support Agreements” means the agreements to vote “FOR” the Arrangement from each of the Supporting Company Shareholders.

“Warrant” means that certain warrant of the Company to purchase up to 35,000 Common Shares dated November 7, 2024 issued to ASTR Partners LLC and evidenced by warrant certificate CSW-#1.

APPROVAL OF DIRECTORS

The contents of this Circular and Proxy Statement and the sending thereof to each Shareholder of the Company have been approved by the Board.

ANNEX A ARRANGEMENT AGREEMENT

EXECUTION VERSION

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

ARRANGEMENT AGREEMENT

between

XENOTHERAPEUTICS, INC.

– and –

XENO ACQUISITION CORP.

– and –

REPARE THERAPEUTICS INC.

– and –

solely for purposes of Section 9.15,

XOMA ROYALTY CORPORATION

November 14, 2025

ARRANGEMENT AGREEMENT

THIS AGREEMENT (“Agreement”) made as of the 14th day of November, 2025

BETWEEN:

XENOTHERAPEUTICS, INC., a company existing under the laws of Massachusetts,

(hereinafter called “Parent”)

- and -

XENO ACQUISITION CORP., a company existing under the laws of Delaware and a wholly-owned subsidiary of Parent,

(hereinafter called the “Purchaser”)

- and -

REPARE THERAPEUTICS INC., a company existing under the laws of the Province of Québec,

(hereinafter called the “Company”)

- and -

solely for purposes of Section 9.15, XOMA ROYALTY CORPORATION, a company existing under the laws of Nevada,

(hereinafter called “XRC”)

WHEREAS the Purchaser wishes to acquire all of the issued and outstanding Common Shares (as hereinafter defined) in the capital of the Company by way of a plan of arrangement under the provisions of the QBCA (as hereinafter defined), on the terms and subject to the conditions set forth in this Agreement;

AND WHEREAS the board of directors of the Company (the “Board of Directors” or “Board”), after consultation with its financial and legal advisors and receiving recommendations from a transaction committee of the Board of Directors (the “Transaction Committee”), has unanimously determined that the Contemplated Transactions are in the best interests of the Company and the Shareholders;

AND WHEREAS in August 2024, the Company began a strategic re-prioritization, and, in connection therewith, it has undertaken and continues to undertake the discontinuance and orderly wind-up of its business and operations, including (i) concluding all research and development activities; (ii) disposing of or licensing-out all of its existing intellectual property and assets with a view of monetizing on those assets with the ultimate objective of distributing all such proceeds to its shareholders; (iii) in connection with the foregoing, laying off nearly all of its workforce; and (iv) other activities consistent with the cessation of business operations (collectively, the “Discontinuance”);

AND WHEREAS the Distribution is being made as part of the Discontinuance pursuant to the terms hereof;

AND WHEREAS the Board of Directors has approved the entering into of this Agreement and the consummation of the transactions contemplated herein and unanimously determined to recommend approval of the Arrangement by the Shareholders on the terms and subject to the conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that the Parties (as hereinafter defined) hereby covenant and agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Agreement (including the Schedules and the recitals hereto), unless the context otherwise requires:

(a)

“Acceptable Confidentiality Agreement” means a confidentiality agreement entered into after the date hereof with the Company on customary terms that (a) include non-use and confidentiality covenants, customary exclusions from the definition of “Confidential Information,” and obligations to protect and restrict disclosure of confidential information at least to a commercially reasonable standard and reasonably acceptable to Purchaser (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal), and (b) do not prohibit the Company from providing any information to the Purchaser in accordance with Article 6;

(b)	“Accounting Firm” has the meaning set out in Section 2.8(e);

(c)

“Acquisition Proposal” means, other than the Contemplated Transactions or any Permitted Disposition, any offer, proposal, inquiry or public announcement, whether written or oral, from any person or group of persons other than the Purchaser (or an affiliate of the Purchaser or any person acting jointly or in concert with the Purchaser) relating to any:

(i)

direct or indirect sale, disposition, issuance or acquisition of shares or other equity interests (or securities convertible into or exercisable for such shares or interests) that, when taken together with any securities of the Company held by the proposed acquiror, and any person acting jointly or in concert with such acquiror and assuming the conversion of any convertible securities held by the proposed acquiror and any person acting jointly or in concert with such acquiror, would constitute beneficial ownership representing 20% or more of any class of equity or voting securities of the Company or its Subsidiary;

(ii)

any direct or indirect sale, disposition, acquisition or purchase (or any lease, long-term supply agreement, joint venture or other arrangement having the same economic effect as a sale, disposition, acquisition or purchase) of assets of any member of the Company (including, without limitation, the shares of any subsidiary) representing 20% or more of the consolidated assets of the Company and its Subsidiary;

(iii)	an amalgamation, arrangement, share exchange, merger, business combination, consolidation, recapitalization or other similar transaction involving the Company or its Subsidiary;

(iv)

any take-over bid, tender offer, exchange offer, treasury issuance, re-capitalization or other similar transaction involving the Company that, if consummated, would result in a person or group of persons acting jointly or in concert acquiring beneficial ownership of 20% or more of any class of equity or voting securities of the Company and assuming the conversion of any convertible securities held by the person or group of persons acting jointly or in concert; or

(v)	any other announcement, transaction or series of transactions involving the Company or its Subsidiary that would have a similar effect as the foregoing;

(d)	“affiliate” has the meaning ascribed thereto in National Instrument 45-106 – Prospectus Exemptions;

(e)

“Agreement” means this arrangement agreement among Parent, the Purchaser, XRC and the Company (including the Schedules attached hereto) as it may be amended, modified or supplemented from time to time in accordance with its terms;

(f)

“Alternate Resolution” means the special resolution approving the orderly liquidation and dissolution of the Company if the Contemplated Transactions are not consummated by the Outside Date to be considered at the Meeting;

(g)	“AMF” means the Autorité des marchés financiers (Québec);

(h)	“AML Laws” has the meaning set out in paragraph 34(d) of Schedule E to this Agreement;

(i)	“Anti-Corruption Laws” has the meaning set out in paragraph 34(a) of Schedule E to this Agreement;

(j)

“Arrangement” means an arrangement under Chapter XVI – Division II of the QBCA in accordance with the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;

(k)	“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Meeting, substantially in the form of Schedule B;

(l)

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the QBCA to be sent to the Enterprise Registrar after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in a form satisfactory to the Company and the Purchaser, each acting reasonably;

(m)

“Authorization” means, with respect to any person, any authorization, order, sanction, waiver, permit, approval, grant, license, registration, consent, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision, decree, bylaw, rule, regulation, or similar authorization of any Governmental Entity that is binding upon or applicable to such person or its business, assets or securities;

(n)	“Board of Directors” has the meaning set out in the recitals;

(o)	“Board Recommendation” has the meaning specified in Section 2.4(d);

(p)	“Breaching Party” has the meaning set out in Section 5.7(c);

(q)

“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of Québec, and (ii) a day on which banks are generally closed in the City of Montréal, Québec, Canada or the City of San Francisco, California, United States;

(r)

“Canadian Securities Laws” means all securities laws of the Province of Québec (and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the AMF) applicable to the Company;

(s)	“Cash Amount” means an amount per Common Share equal to (i) the Closing Net Cash as of the Cash Determination Time divided by (ii) the Company Outstanding Shares;

(t)	“Cash Determination Time” means the time immediately prior to the Effective Time;

(u)	“Certificate of Arrangement” means the certificate giving effect to the Arrangement issued by the Enterprise Registrar in accordance with the QBCA in respect of the Articles of Arrangement;

(v)	“Change of Recommendation” has the meaning set out in Section 8.2(a)(iii)(A);

(w)	“Circular” means the information circular and proxy statement to be prepared and sent to the Shareholders as is required pursuant to the Interim Order and Laws in connection with the Meeting.

(x)	“Closing Cash Calculation” means the Company’s good faith, estimated calculation of Closing Net Cash as of the Cash Determination Time determined in accordance with GAAP;

(y)	“Closing Cash Schedule” has the meaning ascribed to it in Section 2.8(a);

(z)

“Closing Net Cash” means an amount, without duplication, equal to (i) the Company’s cash, cash equivalents and marketable securities (which shall include deposits in transit and be net of outstanding checks and drafts and further expressly exclude Restricted Cash), minus (ii) all Closing Transaction Expenses, minus (iii) all Liabilities (net of any refundable deposits not otherwise payable under the CVR Agreement), minus (iv) lease termination fees or liabilities for future lease payments (if applicable) (net of any deposits, pre-paid rent or other payments made in advance to the applicable landlords under such leases not otherwise payable under the CVR Agreement), minus (v) $4,000,000, minus (vi) any unpaid Taxes (if any) of the Company and the Subsidiary for Tax periods (or portions thereof) ending on or before the Effective Date, minus (vii) the employer portion of all Taxes payable on the aggregate Cash Amount payable in accordance with the Plan of Arrangement, minus (viii) any Taxes required to be withheld from a payment by or on behalf of the Company, for the avoidance of doubt, other than the Distribution, as a result of the Contemplated Transactions (as reasonably determined by Purchaser in consultation with the Company’s tax and legal advisors);

(aa)

“Closing Transaction Expenses” means the amount equal to the sum (without duplication) of: (i) any fees and expenses incurred by the Company in connection with (A) obtaining waivers, consents or approvals of any Governmental Entity or other third party on behalf of the Company in connection with the transactions contemplated by this Agreement and the CVR Agreement, and (B) the negotiation, execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, or the consideration of strategic alternatives, including any fees and expenses of investment bankers, legal counsel, accountants (including any auditor consent fees payable to the Company’s auditors in connection with the Contemplated Transactions, whether prior to or following the Effective Date), tax advisors, consultants and other advisors, in each case to the extent unpaid as of the Effective Date; (ii) all fees, expenses and other amounts incurred or payable by the Company on behalf of the Shareholders, inclusive of all applicable value added, goods and services and sales and use and any other Taxes thereon; (iii) 100% of the premium payable for the D&O Tail Policy (net of any reimbursement resulting from the cancellation of the existing D&O policies with obtaining such D&O Tail Policy), (iv) 100% of any fees and expenses in connection with (A) the printing, mailing and distribution of the Circular and any amendments and supplements thereto, (B) the solicitation of proxies in respect of the meeting and structuring and completion of the Contemplated Transactions (including any fees with associated filings under the US Securities Act), except for those fees and expenses payable by the Purchaser pursuant to Section 2.3(c), and (C) applications for the Interim Order and Final Order, and (iv) all change of control payments, stay bonuses, transaction bonuses, severance, termination and retention obligations, COBRA Costs (if any) and similar amounts payable (including payments with “single-trigger” provisions triggered at and as of the consummation of the transactions contemplated hereby), for which the Company becomes liable in connection with the transactions contemplated by this Agreement or as a result of actions taken by or on behalf of the Company at or prior to the Effective Time (in each case, together with the employer portion of any payroll, employment, or similar Taxes in connection therewith); in each case to the extent not paid as at the Effective Time;

(bb)

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as set forth in Section 4980B of the Code and Section 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

(cc)

“COBRA Costs” means an amount in cash equal to the aggregate employer-side share of all premiums, administrative fees, excise taxes, penalties, assessments and any other costs that are reasonably anticipated to become due and payable, from and after the Effective Date through the latest date on which any Qualified Beneficiary (as such term is defined in Section 4980B of the Code and Sections 601-609 of ERISA) could elect or remain entitled to continuation coverage under any group health plan maintained by the Company or any person that would be treated as a single employer with the Company or part of the same “controlled group” as such Entity under Sections 414(b),(c),(m) or (o) of the Code with respect to any current or former employee (or any spouse, dependent or other qualified beneficiary thereof) whose qualifying event occurs on or prior to the Effective Date;

(dd)	“Code” means the U.S. Internal Revenue Code of 1986, as amended;

(ee)	“Common Shares” means the common shares in the capital of the Company;

(ff)	“Company” has the meaning set out in the recitals;

(gg)

“Company Assets” means all of the assets (tangible and intangible), properties (real or personal) and equipment (including all attachments, accessories and all other items required for the operation thereof) owned, leased or otherwise used or held for use by the Company and its Subsidiary;

(hh)

“Company Outstanding Shares” means the total number of issued and outstanding Common Shares at the Effective Time, on a partially diluted basis taking into account the Common Shares issuable upon exercise of all Options and upon settlement of all RSUs;

(ii)	“Company Public Documents” means, collectively, all of the documents which have been filed by or on behalf of the Company on SEDAR+ and EDGAR since December 31, 2024;

(jj)	“Consideration” means, per Common Share, the aggregate cash amount payable by the Company pursuant to the Distribution plus one CVR issuable by the Purchaser;

(kk)

“Constating Documents” means notice of articles, articles of incorporation, amalgamation, arrangement or continuation, as applicable, articles, by-laws, limited liability company operating agreement or other constating documents and all amendments thereto;

(ll)	“Contemplated Transactions” means (i) the Discontinuance; (ii) the Arrangement, and (iii) any other actions with respect to any other transactions contemplated by this Agreement;

(mm)	“Contract” means any agreement, indenture, contract, lease, deed of trust, license, option, instrument, arrangement, undertaking or other commitment, whether written or oral;

(nn)

“Convertible Securities” means, collectively, any agreement, option, warrant, right or other security or conversion privilege issued or granted by the Company that is exercisable or convertible into, or exchangeable for, or otherwise carries the right of the holder to purchase or otherwise acquire Common Shares, including pursuant to one or more multiple exercises, conversions and/or exchanges;

(oo)	“Court” means the Superior Court of Québec, Commercial Division;

(pp)

“CVR” means a contingent value right, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement;

(qq)

“CVR Agreement” means the contingent value rights agreement to be entered on or prior to the Effective Time into by Parent, Purchaser and the Rights Agent in substantially the form attached as Schedule F hereto;

(rr)	“Data Room” means the material contained in the Securedocs virtual data room established by the Company, the index of documents of which is appended to the Disclosure Letter;

(ss)

“Data Security and Privacy Requirements” means (i) all Laws relating to the privacy and security of Personal Information, or to the collection, use, or disclosure (“Processing”) of Personal Information, (ii) all Contracts between the Company and any person that are applicable to or involve the Processing of Personal Information; and (iii) all written documented Company policies and procedures relating to the Processing of Personal Information, including all published consumer-facing website and mobile application privacy policies and formalized internal information security policies;

(tt)	“Depositary” has the meaning specified in Section 2.15;

(uu)	“Disclosure Letter” means the disclosure letter executed by the Company and delivered to the Purchaser on the date hereof in connection with the execution of this Agreement;

(vv)	“Discontinuance” has the meaning set out in the recitals;

(ww)	“Dissent Rights” means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement;

(xx)	“Distribution” means a distribution by the Company to the Shareholders pursuant to and in accordance with Section 2.3(a) of the Plan of Arrangement;

(yy)	“D&O Tail Policy” has the meaning specified in Section 5.8(a);

(zz)	“EDGAR” means the system for Electronic Data Gathering, Analysis and Retrieval;

(aaa)	“Effective Date” has the meaning specified in Section 2.7(a);

(bbb)	“Effective Time” has the meaning specified in the Plan of Arrangement;

(ccc)

“Employee Plan” means each and every employee benefit plan, welfare, pension, retirement, profit sharing, equity or phantom-equity compensation, restricted stock or share, or other equity-based incentive, bonus, change-of-control, savings, severance, retention, incentive, consulting, termination, fringe, tuition refund, service award, company car, scholarship, allowances, post-retirement health and welfare or supplemental retirement, post-employment, sick leave, accrued leave, vacation, holiday, health or other medical, dental, life, disability or other insurance plan, program, agreement, trust, policy, payroll practice (including any related funding mechanism now in effect or required in the future), or arrangement maintained or contributed to, sponsored or maintained by the Company or its Subsidiary for the benefit of any of the Company’s or its Subsidiary’s current or former employees, officers, directors, or consultants, whether formal or informal, registered or unregistered, funded or unfunded, other than plans or arrangements required by applicable Law;

(ddd)

“Encumbrance” means any encumbrance, lien, mortgage, charge, hypothec, pledge, title retention agreement, security interest of any nature, prior claim, adverse interest, adverse claim, exception, reservation, servitude, right of occupation, any matter capable of registration against title, option, right of pre-emption, right of first refusal, privilege, other third-party interest or encumbrance of any kind or any Contract to create any of the foregoing, in each case, whether contingent or absolute;

(eee)	“Enterprise Registrar” means the enterprise registrar (Registraire des entreprises) appointed by the Minister of Employment and Social Solidarity (Québec);

(fff)	“Equity Incentive Plan” means the Repare Therapeutics Inc. 2020 Equity Incentive Plan, as amended from time to time;

(ggg)	“ESPP” means the 2020 Employee Share Purchase Plan of the Company, as amended from time to time;

(hhh)	“ESPP Participants” means all current or former employees of the Company or its Subsidiary participating in the ESPP;

(iii)	“ESPP Shares” means all Common Shares held pursuant to the ESPP for ESPP Participants;

(jjj)

“Fairness Opinion” means the opinion from the Financial Advisor that the cash amount payable by or on behalf of the Company pursuant to the Distribution is fair, from a financial point of view, to the Shareholders;

(kkk)

“Final Order” means the final order of the Court, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably);

(lll)	“Financial Advisor” means Leerink Partners LLC;

(mmm)

“Financial Statements” means the audited financial statements of the Company as at and for the years ended December 31, 2024 and 2023, including the notes thereto, together with the auditor’s report thereon and the unaudited interim financial statements as at and for the three and nine month periods ended, September 30, 2025 and 2024, including the notes thereto;

(nnn)	“GAAP” means accounting principles generally accepted in the United States;

(ooo)

“Government Official” means any person qualifying as a public official or public employee under the laws of the Province of Québec or the federal laws of Canada or any other relevant jurisdiction including, but not limited to, (i) a person holding an official position, such as an employee, officer or director, with any Governmental Entity or state-owned or controlled enterprise; (ii) any individual “acting in an official capacity,” such as a delegation of authority, from a Governmental Entity to carry out official responsibilities; and (iii) an official of a public international organization such as the United Nations, the World Bank, the International Monetary Fund, or regional development banks;

(ppp)	“Governmental Entity” means:

(i)

any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi-government, administrative, judicial or regulatory authority (including any Securities Authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

(ii)	any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court or arbitrator;

(iii)	any stock exchange; or

(iv)	any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf;

(qqq)	“Incentive Securities” means the Options and the RSUs;

(rrr)	“Indemnified Party” has the meaning set out in Section 5.8(b);

(sss)

“Intellectual Property” means all intellectual property, in any jurisdiction throughout the world, whether or not registrable, including all: (i) patents, applications for patents and reissues, divisionals, continuations, renewals, re-examinations, extensions and continuations-in-part of patents or patent applications, (ii) proprietary confidential information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, models, formulas, algorithms, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing, (iii) copyrights, copyright registrations and applications for copyright registration, (iv) integrated circuit, topographies, integrated circuit topography registrations and applications, mask works, mask work registrations and applications, (v) designs, design registrations, design registration applications, industrial designs, industrial design registrations and industrial design applications, (vi) trade names, business names, corporate names, domain names, social media accounts and user names, social media identifiers and identities, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing, (vii) all intellectual property rights in and to software and technology, including rights and data in databases and (viii) any other intellectual property and industrial property rights throughout the world, however denominated;

(ttt)

“Interim Order” means the interim order of the Court, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;

(uuu)	“Interim Period” means the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms;

(vvv)	“jointly or in concert” has the meaning ascribed thereto in NI 62-104;

(www)

“Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter;

(xxx)

“Lease” means any lease, sublease, license, occupancy agreement, or other agreement pursuant to which the Company or the Subsidiary is vested with rights to use or occupy the Leased Properties, as amended, modified or supplemented or renewed;

(yyy)	“Leased Property” means any real property leased, subleased, licensed or otherwise used or occupied by the Company or the Subsidiary;

(zzz)

“Liabilities” means liabilities of the Company and its Subsidiary determined in accordance with GAAP, provided, that, for purposes hereof, the liabilities of the Company and its Subsidiary shall not include any amounts otherwise deducted from Closing Net Cash pursuant to Section 1.1(z).

(aaaa)

“Material Adverse Change” means any fact or state of facts, circumstance, change, effect, occurrence or event that (i) either individually or in the aggregate prevents or materially delays, or individually or in the aggregate would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transaction; or (ii) individually or in the aggregate is, or would reasonably be expected to be, material and adverse to the financial condition, assets or liabilities (contingent or otherwise) of the Company and its Subsidiary, taken as a whole, other than any such change, effect, occurrence or event directly or indirectly relating to or resulting from:

(A)	conditions generally affecting the industries in which the Company and its Subsidiary operate in jurisdictions in which the Company and its Subsidiary carry on business;

(B)	changes to applicable Laws, GAAP or changes in accounting or regulatory requirements generally applicable to the industries in which such Party and its Subsidiary operate as a whole;

(C)	changes to the general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States or elsewhere;

(D)	changes to the global, national or regional political conditions, including the outbreak of war or acts of terrorism;

(E)	any hurricane, flood, tornado, earthquake or other natural disaster, epidemic, pandemic or disease outbreak, or any material worsening of such conditions existing as of the date of this Agreement;

(F)

relating to a change in the market trading price or trading volume of the Company’s publicly listed securities (it being understood that, unless otherwise excluded by (A) through (K) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change);

(G)

the failure of the Company to meet any internal or published projections, forecasts or estimates of revenues, earnings or cash flow (it being understood that, unless otherwise excluded by Sections (A) through (K) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change);

(H)

the announcement of this Agreement and the transactions contemplated hereby, including the Contemplated Transactions and the Distribution (provided that this clause (H) shall not apply to any representation or warranty (or any Party’s obligation to consummate the Agreement relating to such representation or warranty) to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the Agreement and the other transactions contemplated hereby);

(I)	any matter expressly consented to in writing by the Purchaser after the date hereof or any action or inaction expressly required by this Agreement; or

(J)	any Permitted Disposition;

provided, however, that where the change or effect referred to in (A) through (E) primarily relates only to (or has the effect of primarily relating only to) the Company and its Subsidiary or disproportionately affects the Company and its Subsidiary, taken as a whole, compared to other entities of similar size operating in the same jurisdictions in the industries and businesses in which the Company and its Subsidiary operate, such change or effect may be taken into account in determining whether a Material Adverse Change has occurred, but only to the extent of such disproportionate impact; provided, further, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a Material Adverse Change has occurred;

(bbbb)

“Material Contract” means, collectively, the material Contracts of the Company and its Subsidiary set out in Schedule 19 to the Disclosure Letter, and any and all other Contracts, commitments, agreements (written or oral), instruments, leases or other documents or arrangements to which the Company or its Subsidiary are a party or to which their properties or assets are otherwise bound, and which are material to the Company and its Subsidiary, taken as a whole, other than, in each case, any Employee Plan;

(cccc)	“material fact” has the meaning ascribed thereto in the Securities Act (Québec);

(dddd)

“Meeting” means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

(eeee)	“Meeting Deadline” has the meaning specified in Section 2.5(a);

(ffff)	“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions;

(gggg)	“Misrepresentation” has the meaning specified in the Securities Act (Québec);

(hhhh)	“Nasdaq” means the Nasdaq Capital Market exchange or any successor thereto;

(iiii)	“NI 62-104” means National Instrument 62-104 – Take-Over Bids and Issuer Bids;

(jjjj)	“Option Plan” means the Repare Therapeutics Inc. Amended and Restated Option Plan;

(kkkk)	“Options” means outstanding options to acquire Common Shares under the Option Plan or the Equity Incentive Plan, as applicable;

(llll)

“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, decrees, stipulations or similar actions taken or entered by or with, or applied by, any Governmental Entity (in each case, whether temporary, preliminary or permanent);

(mmmm)	“Outside Date” means May 14, 2026;

(nnnn)	“Parent” has the meaning set out in the recitals;

(oooo)	“Parties” means the parties to this Agreement and “Party” means any one of them;

(pppp)	“Permitted Dispositions” has the meaning set out in Section 5.1(c);

(qqqq)

“Permitted Encumbrances” means: (i) Encumbrances listed in Schedule 1 to the Disclosure Letter, (ii) easements, rights of way, servitudes or other similar rights, (iii) the regulations and any rights reserved to or vested in any governmental authority to control or regulate any Party’s interests in any manner, (iv) undetermined or inchoate mechanics’ liens and similar liens for which payment for services rendered or goods supplied is not delinquent as of the Effective Time, provided that such Encumbrances are not registered against title to any assets and in respect of which adequate reserves are being maintained as required by applicable Law, (v) any Encumbrances for Taxes or other governmental charges or assessments that in each case are not yet due or are not in arrears and for which adequate reserves have been established in accordance with GAAP, (vi) non-exclusive out-bound licenses of Intellectual Property rights granted to customers of the Company in the ordinary course of business, and (vii) any Encumbrances under a Party’s existing credit facilities; provided that: (A) such liens are limited to the property or assets purchased or leased, or (B) such Encumbrances exist as of the date hereof;

(rrrr)	“person” includes an individual, general partnership, limited partnership, corporation, company, limited liability company, body corporate, joint venture, unincorporated organization, other form of business organization, trust, trustee, executor, administrator or other legal representative;

(ssss)

“Person of Concern” means: (i) a Government Official; (ii) a political party, an official of a political party (including any member of an advisory council or executive council of a political party), or a candidate for political office; (iii) an immediate family member, such as a parent, spouse, sibling, or child of a person in category (i) or (ii); or (iv) an agent or intermediary of any person in the foregoing categories;

(tttt)	“Personal Information” means information about an identifiable individual and includes employee personal information but does not include (i) contact information, or (ii) work product information;

(uuuu)

“Plan of Arrangement” means the plan of arrangement, substantially in the form of Schedule A, subject to any amendments or variations to such plan made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Interim Order or the Final Order with the prior written consent of both the Company and the Purchaser, each acting reasonably;

(vvvv)

“Proceeding” means any suit, claim, action, charge, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination, enquiry, investigation or other proceeding commenced, brought, conducted or heard by or before, any Governmental Entity;

(wwww)	“Purchaser” has the meaning set out in the recitals;

(xxxx)	“Purchaser Information” means the information to be included in the Circular describing the Purchaser and its business, operations and affairs.

(yyyy)	“QBCA” means the Business Corporations Act (Québec);

(zzzz)

“Regulatory Approvals” means all sanctions, rulings, consents, orders, exemptions, permits and other approvals of Governmental Entities that are required to complete the Contemplated Transactions and the Distribution, and the expiration or early termination of any waiting period under any Laws that is necessary to complete the Contemplated Transactions and the Distribution;

(aaaaa)	“Related Party” has the meaning ascribed thereto in MI 61-101;

(bbbbb)

“Representative” means, in respect of a person, its subsidiaries and each of its and their respective directors, officers, employees, agents and other representatives (including any financial, legal or other advisors);

(ccccc)	“Required Shareholder Approval” has the meaning specified in Section 2.2(b);

(ddddd)

“Restricted Cash” means (a) cash deposits (including, for the avoidance of doubt, all cash deposits in respect of leased real property or otherwise), cash in reserve accounts, cash escrow accounts, custodial cash and cash subject to a lockbox, dominion, control of similar agreement or otherwise subject to any legal or contractual restriction on the ability to freely transfer or use such cash for any lawful purposes and (b) cash and cash equivalents that are subject to taxes on use, distribution, or repatriation to Canada;

(eeeee)	“Right to Match Period” has the meaning set out in Section 6.2(b)(v);

(fffff)	“Rights Agent” means a duly qualified rights agent mutually agreeable to Parent and the Company;

(ggggg)	“RSUs” means the restricted share units issued under the Equity Incentive Plan;

(hhhhh)	“Sanctions” has the meaning set out in paragraph 35(a) of Schedule E to this Agreement;

(iiiii)	“SEC” means the United States Securities and Exchange Commission;

(jjjjj)

“SEC Clearance Period” means the number of calendar days between the date the Company receives comments from the SEC with respect to the Circular and the date the Company receives confirmation from the SEC that it has no further comments on the Circular;

(kkkkk)	“Securities Authorities” means the AMF and the SEC;

(lllll)

“Securities Laws” means all Canadian Securities Laws and applicable securities laws of the United States (and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the Securities Authorities, as applicable) and all rules and policies of the Nasdaq;

(mmmmm)	“Securityholders” means, collectively, the Shareholders, and the holders of Incentive Securities;

(nnnnn)	“SEDAR+” means the System for Electronic Data Analysis and Retrieval+;

(ooooo)	“Shareholders” means the holders of Common Shares;

(ppppp)	“Subsidiary” means Repare Therapeutics USA Inc., a company governed by the laws of the State of Delaware;

(qqqqq)

“Superior Proposal” means an unsolicited bona fide written Acquisition Proposal from an arm’s length third person or group of persons acting jointly or in concert made after the date of this Agreement to acquire not less than all of the Common Shares (other than Common Shares beneficially owned by the person making such Acquisition Proposal) or all or substantially all of the assets of the Company on a consolidated basis that:

(i)	did not result from a breach of Section 6.1 or any agreement between the person making such Acquisition Proposal and the Company;

(ii)	complies with all applicable Laws;

(iii)

is not subject to a financing condition or contingency and in respect of which the Board of Directors has determined in good faith (after consultation with its financial advisors) is fully funded or that adequate arrangements have been made to ensure that the required funds or other consideration will be available to complete such Acquisition Proposal;

(iv)	is not subject to any due diligence or access condition; and

(v)

the Board of Directors has determined in good faith (after consultation with its financial advisors and outside legal counsel) and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person or group of persons making such Acquisition Proposal and their respective affiliates (A) is reasonably capable of completion without undue delay taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal; and (B) would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable from a financial point of view to the Shareholders (other than the Purchaser and its affiliates) than the Arrangement (taking into consideration any adjustment to the terms and conditions of the Arrangement, this Agreement, the Distribution and the Contemplated Transactions proposed by the Purchaser pursuant to Section 6.2(c));

(rrrrr)	“Superior Proposal Notice” has the meaning set out in Section 6.2(b)(iv);

(sssss)	“Tax Act” means the Income Tax Act (Canada);

(ttttt)

“Tax Returns” means all returns, reports, claims for refund, document, forms, declarations, elections, notices, filings, information returns, and statements in respect of Taxes that are filed, required to be filed or required to be kept on file with any applicable Governmental Entity, including all amendments, schedules, attachments or supplements thereto;

(uuuuu)

“Taxes” means with respect to any person, (i) all supranational, national, federal, provincial, state, local or other taxes, including income taxes, branch taxes, profits taxes, capital gains taxes, gross receipts taxes, windfall profits taxes, value added taxes, severance taxes, ad valorem taxes, property taxes, capital taxes, net worth taxes, production taxes, sales taxes, use taxes, license taxes, excise taxes, franchise taxes, environmental taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, employer health taxes, government pension plan premiums and contributions, social security premiums, workers’ compensation premiums, employment/unemployment insurance or compensation premiums and contributions, stamp taxes, occupation taxes, premium taxes, alternative or add-on minimum taxes, sales taxes, customs duties, anti-dumping and countervailing duties, tariffs, surtaxes, or other taxes of any kind whatsoever imposed or charged by any Governmental Entity and any instalments in respect thereof, interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties, and whether disputed or not, (ii) any liability for or with respect to amounts described in clause (i) whether as a result of joint, several, successor or transferee liability, of being a member of an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law relating to income Tax) for any period, or otherwise through operation of Law, or otherwise; and (iii) any liability for or with respect to amounts described in clauses (i) or (ii) as a result of any contract or arrangement (express or implied), including any tax sharing, tax indemnity, tax receivable, or tax allocation agreement, and “Tax” means any one of such Taxes;

(vvvvv)	“Termination Notice” has the meaning set out in Section 5.7(c);

(wwwww)	“Termination Payment” has the meaning set out in Section 8.3(a);

(xxxxx)	“Termination Payment Event” has the meaning set out in Section 8.3(a);

(yyyyy)	“Terminating Party” has the meaning set out in Section 5.7(c);

(zzzzz)	“Transaction Committee” has the meaning set out in the recitals;

(aaaaaa)

“Transaction Litigation” means any Proceeding asserted or commenced by, on behalf of or in the name of, a third party against or otherwise involving the Company, the Board, any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to the Arrangement or this Agreement, the Distribution or any of the Contemplated Transactions (including any such legal proceeding based on allegations that the Company’s entry into this Agreement or the terms and conditions of the Arrangement, this Agreement or any of the other transactions contemplated hereby constituted a breach of the fiduciary duties of any member of the Board or any officer of the Company);

(bbbbbb)	“US Exchange Act” means the Securities Exchange Act of 1934, as the same has been and may hereafter from time to time be amended;

(cccccc)	“US Securities Act” means the Securities Act of 1933, as the same has been and may hereafter from time to time be amended;

(dddddd)	“Voting and Support Agreements” means the voting and support agreements entered into contemporaneously herewith between the Purchaser and each of the directors and executive officers of the Company;

(eeeeee)	“Warrant” means that certain warrant of the Company to purchase up to 35,000 Common Shares dated November 7, 2024 issued to ASTR Partners LLC and evidenced by warrant certificate CSW-#1;

(ffffff)

“Willful Breach” means with respect to any representation, warranty, agreement or covenant in this Agreement, a material breach of this Agreement that is a consequence of an act or omission by the Breaching Party that knows, or could be reasonably expected to have known, that the taking of such act or failure to act, as applicable, could, or could be reasonably expected to, cause a material breach of this Agreement;

(gggggg)	“Withholding Obligation” has the meaning set out in Section 2.10(b); and

(hhhhhh)	“XRC” has the meaning set out in the recitals.

1.2	Construction and Interpretation

In this Agreement, unless otherwise expressly stated or the context otherwise requires:

(a)	references to “herein,” “hereby,” “hereunder,” “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)	references to an “Article,” “Section” or a “Schedule” are references to an Article, Section of or Schedule to this Agreement;

(c)	words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders;

(d)	the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)

references to any legislation or to any provision of any legislation shall include any legislative provision substituted therefor and all regulations, resolutions, rules and interpretations issued thereunder or pursuant thereto, in each case as the same may have been or may hereafter be amended or re-enacted from time-to-time unless stated otherwise;

(f)

references to any agreement or document shall be to such agreement or document (together with all schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time-to-time;

(g)	wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation,” respectively;

(h)	the words “the aggregate of,” “the total of,” “the sum of,” or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”;

(i)

the terms “made available,” “disclosed” or other terms of similar import means copies of the subject materials were included in the Data Room as of 5:00 p.m. Eastern Time on the date that is two Business Days prior to the date of this Agreement;

(j)	all capitalized terms used in any Schedule or in the Disclosure Letter shall have the meanings ascribed to them in this Agreement;

(k)	time is of the essence in the performance of the Parties’ respective obligations; and

(l)

unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

1.3	Knowledge

Where any representation or warranty is expressly qualified by reference to knowledge of the Company, it is deemed to refer to the knowledge of Steve Forte, President, CEO and CFO, Michael Zinda, EVP, Chief Scientific Officer, Daniel Bélanger, EVP, Human Resources, Joseph O’Connell, EVP, Clinical Development & Medical Affairs, and Sandra Alves, Senior Vice President and Chief Accounting Officer, after due inquiry, but, in each case, without the requirement to make any inquiries of any Governmental Entity or persons who are not directors, officers, employees or Representatives of the Company or to perform any search of any public registry office or system (and, without limiting the foregoing, each such individual will be deemed to have “knowledge” of a particular fact or other matter if (a) that individual is actually aware of that fact or matter; or (b) that fact or matter comes to the attention of that individual under circumstances in which a reasonable person would take cognizance of it).

1.4	Currency

Unless otherwise indicated, all dollar amounts referred to in this Agreement are expressed in lawful money of the United States.

1.5	Accounting Principles

Any reference in this Agreement to generally accepted accounting principles or “GAAP” refers to accounting principles which have been established in accordance with GAAP, applied on a consistent basis, and which are applicable in the circumstances as of the date in question. Accounting principles shall be applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

1.6	Disclosure in Writing

(a)

Reference to disclosure in writing herein shall, in the case of the Company, be limited to the disclosures made by the Company in this Agreement (including the Schedules hereto) and the Disclosure Letter. The Parties acknowledge and agree that notwithstanding that information may be provided in this Agreement (including the Schedules hereto) or the Disclosure Letter under one particular heading of this Agreement that information will be considered to qualify any other relevant representation in or provide information in respect of any other relevant provision of this Agreement to the extent it is reasonably apparent that such information is applicable to such other provision of this Agreement and such representation is so qualified by a reference to disclosure in writing.

(b)

The Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (i) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes or (ii) a Party needs to disclose it in order to enforce or exercise its rights under this Agreement.

1.7	Schedules

The following Schedules are annexed to and form an integral part of this Agreement:

Schedule A – Plan of Arrangement

Schedule B – Arrangement Resolution

Schedule C – Representations and Warranties of the Purchaser and Parent

Schedule D – Representations and Warranties of XRC

Schedule E – Representations and Warranties of the Company

Schedule F – Form of CVR Agreement

ARTICLE 2

THE ARRANGEMENT

2.1	Contemplated Transactions

The Company and the Purchaser agree that the Contemplated Transactions shall be implemented in accordance with the terms and subject to the conditions of this Agreement and, with respect to the Arrangement and the Distribution, with the Plan of Arrangement.

2.2	Interim Order

As soon as reasonably practicable after the date of this Agreement, the Company shall apply in a manner acceptable to the Purchaser, acting reasonably, in accordance with Chapter XVI – Division II of the QBCA and, in cooperation with the Purchaser, prepare, file and diligently pursue an application for the Interim Order, which must provide, among other things:

(a)	for the class(es) of persons to whom notice is to be provided in respect of the Arrangement and the Meeting and for the manner in which such notice is to be provided;

(b)	that the required level of approval (the “Required Shareholder Approval”) for the Arrangement Resolution shall be:

(i)	a special resolution, being a resolution approved by at least two-thirds of the votes cast on such resolution, by Shareholders present in person or represented by proxy at the Meeting; and

(ii)

to the extent required under MI 61-101, a simple majority of the votes attached to Common Shares held by Shareholders present in person or represented by proxy at the Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101,

(c)	for the grant of the Dissent Rights to those Shareholders who are registered Shareholders as of the Record Date as contemplated in the Plan of Arrangement;

(d)	confirmation of the record date for the purposes of determining the Shareholders entitled to receive notice of and to vote at the Meeting;

(e)

that the Meeting may be adjourned or postponed from time to time by the Board in accordance with the terms of this Agreement or as otherwise agreed to by the Parties without the need for additional approval of the Court;

(f)	that the record date for the Shareholders entitled to notice of and to vote at the Meeting will not change in respect of any adjournment(s) or postponement(s) of the Meeting;

(g)

that the deadline for the submission of proxies by Shareholders for the Meeting shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Montréal, Québec) prior to the Meeting, subject to waiver by the Company in accordance with the terms of this Agreement;

(h)	that, in all other respects, the terms, restrictions and conditions of the Company’s Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Meeting;

(i)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(j)	that the Parties may amend, modify and/or supplement the Plan of Arrangement in accordance with the terms thereof; and

(k)

for such other matters as the Purchaser or the Company may reasonably require, as the case may be, subject to obtaining the prior consent of the other Party, such consent not to be unreasonably conditioned, withheld or delayed.

In accordance with applicable Laws, the Company shall carry out such terms of the Interim Order as are required under the terms thereof to be carried out by the Company.

2.3	Court Proceedings

Subject to the terms of this Agreement, the Purchaser will cooperate with and assist the Company in seeking the Interim Order and the Final Order, including by providing the Company on a timely basis any information regarding the Purchaser reasonably required to be supplied by the Purchaser in connection therewith. In connection with all Proceedings relating to obtaining the Interim Order and the Final Order, the Company shall, subject to the terms of this Agreement:

(a)	diligently pursue, and cooperate with the Purchaser in diligently pursuing, the Interim Order and the Final Order;

(b)

provide the Purchaser and its outside legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with, or submitted to, the Court or any Governmental Entity in connection with the Arrangement, including drafts of the motion for Interim Order and Final Order, affidavits, Interim Order and Final Order, and give reasonable and due consideration to all such comments of the Purchaser and its outside legal counsel, provided that all information relating to the Purchaser included in such materials shall be in a form and substance satisfactory to the Purchaser, acting reasonably;

(c)

provide to the Purchaser’s outside legal counsel, on a timely basis, copies of any notice of appearance, evidence or other documents served on the Company or its outside legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any person to appeal, or oppose the granting of, the Interim Order or the Final Order, including, if so requested by the Purchaser, at the Purchaser’s sole expense, using proxy solicitation services firms and cooperating with any persons engaged by the Purchaser to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Shareholder that is inconsistent with the Arrangement Resolution;

(d)	ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement.

(e)

subject to applicable Law, not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided that the Purchaser is not required to agree or consent to any increase in or variation in the form of the Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations, or diminishes or limits the Purchaser’s rights, or set forth in any such filed or served materials or under this Agreement, the Arrangement or the Voting and Support Agreements;

(f)

oppose any proposal from any person that the Final Order contain any provision inconsistent with this Agreement and consult with the Purchaser with respect to the defense or settlement of any Shareholder or derivative Proceeding and shall not settle in respect of any such Proceeding without the Purchaser’s prior written consent, which consent will not be unreasonably withheld, delayed or conditioned;

(g)

not unreasonably object to outside legal counsel to the Purchaser making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, acting reasonably; provided that such submissions are consistent with this Agreement and the Plan of Arrangement, and further provided that the Purchaser’s outside legal counsel advises the Company’s outside legal counsel of the nature of such submissions at least the day before the hearing; and

(h)

if the Company is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, only do so after notice to, and in consultation and cooperation with, the Purchaser.

2.4	Circular

(a)

The Company shall, as promptly as reasonably practicable following the execution of this Agreement, prepare and complete, in consultation with the Purchaser, the Circular together with any other documents required by Law in connection with the Meeting and the Arrangement, and the Company shall, as promptly as reasonably practicable after the expiry of the SEC Clearance Period and subject to the receipt of the Interim Order, cause the Circular and such other documents to be filed with any Securities Authority and in all jurisdictions where the Circular is required to be filed and in the form and containing the information required under applicable Laws, including all applicable corporate legislation and Securities Laws and requirements, as to permit the Meeting to be held as soon as reasonably practicable.

(b)

As promptly as reasonably practicable after the expiry or termination of the SEC Clearance Period, the Company shall mail to each Shareholder and such other third parties as may be required pursuant to the Interim Order and applicable Laws, the Circular and all other proxy materials for the Meeting, and if necessary in order to comply with applicable Securities Laws, after the Circular shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, re-solicit proxies. The Company shall cause the Circular to be mailed in all jurisdictions where the same is required to be mailed.

(c)

The Company shall ensure that the Circular complies in material respects with the Interim Order and Law, does not contain any Misrepresentation (other than in respect to any written information with respect to the Purchaser that is furnished in writing by or on behalf of the Purchaser for inclusion in the Circular) and provides the Shareholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Meeting.

(d)

Without limiting the generality of Section 2.4(a), the Circular must include: (i) a summary and a copy of the Fairness Opinion, (ii) a statement that the Transaction Committee has received the Fairness Opinion and has, after receiving advice from its financial advisers and outside legal counsel, unanimously recommended that the Board approve the Arrangement, (iii) a statement that the Board has received the Fairness Opinion and has, after receiving advice from its financial advisers and outside legal counsel and the unanimous recommendation of the Transaction Committee, unanimously determined that the Arrangement Resolution is in the best interests of the Company and is fair to the Shareholders and that the Board unanimously recommends that the Shareholders vote in favour of the Arrangement Resolution (the “Board Recommendation”), and (iv) a statement that each director and officer of the Company has entered into a Voting and Support Agreement pursuant to which such director or officer has agreed to vote all of his or her securities in favour of the Arrangement Resolution.

(e)	The Company shall give the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on drafts of the Circular and other related documents, and shall give reasonable consideration to any comments made by the Purchaser and its outside legal counsel, and agrees that all information relating to the Purchaser that is furnished in writing by or on behalf of the Purchaser for inclusion in the Circular or other related documents must be in a form and content satisfactory to the Purchaser, acting reasonably. The Company shall provide the Purchaser with a final copy of the Circular prior to its mailing to the Shareholders.

(f)

The Purchaser shall provide, in a reasonably timely and expeditious manner, in writing to the Company, the Purchaser Information, as applicable, that is required by the Interim Order or Law to be included by the Company in the Circular or other related documents. The Purchaser shall ensure that the Purchaser Information (i) complies in material respects with the Interim Order and Law and (ii) does not contain any Misrepresentation.

(g)

The Company shall not be responsible for any information in the Circular relating solely to the Purchaser and its affiliates, nor shall it be responsible or liable for any Misrepresentation or alleged Misrepresentation in any information included in the Circular solely in respect of the information furnished to the Company in writing by the Purchaser or its legal counsel for inclusion in the Circular.

(h)

Each Party shall promptly notify the other Party if it becomes aware that the Circular contains a Misrepresentation, or otherwise requires an amendment or supplement (including with respect to the Meeting). The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and the Company shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Shareholders in and to all jurisdictions where such amendments or supplements are required to be mailed, complying in all material respects with all applicable Laws on the date of the mailing thereof and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity as required.

(i)

The Company shall promptly notify the Purchaser upon the receipt of any correspondence with respect to the Circular or the Arrangement, whether written or oral, from any Securities Authority or the staff of a Securities Authority with respect to the Circular or the Arrangement or any request from any Securities Authority or the staff of a Securities Authority for information related to the Circular or the Arrangement or amendments or supplements to the Circular, and shall promptly provide the Purchaser with copies of all written correspondence between the Company and its Representatives, on the one hand, and the Securities Authority or the staff of the Securities Authority, on the other hand. The Company shall use its commercially reasonable efforts to respond reasonably promptly to any correspondence with respect to the Circular or the Arrangement from any Securities Authority or the staff of a Securities Authority with respect to the Circular or the Arrangement, and the Company shall give reasonable consideration to recommendations provided by the Purchaser and its legal counsel prior to submitting to the Securities Authority or the staff of the Securities Authority any response to any such correspondence. In connection with the filing of the Circular or the dissemination thereof to the Shareholders, or submitting to any Securities Authority or the staff of a Securities Authority any response to any correspondence of any Securities Authority or the staff of the Securities Authority with respect thereto, the Company shall provide the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on such document, responses and/or proposed disclosures and the Company shall give reasonable and due consideration to any reasonable comments of the Purchaser and/or its outside legal counsel prior to such filing, dissemination or submission.

2.5	Meeting

Subject to the terms of this Agreement and the Interim Order, the Company shall:

(a)	convene and conduct the Meeting in accordance with the Interim Order, the Company’s Constating Documents and Law, as soon as reasonably practicable (and in any event, but subject to availability of the Court for the Interim Order, on or before the later of: (A) 75 days following the date of this Agreement and (B) 45 days following the SEC Clearance Period (the “Meeting Deadline”)), for the purpose of considering the Arrangement Resolution, the Alternate Resolution and for any other proper purpose as may be set out in the Circular and agreed to by the Purchaser, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Meeting without the prior written consent of the Purchaser, except:

(i)	in the case of an adjournment, as required for quorum purposes; or

(ii)	as required or permitted under Section 6.2(f);

(b)	give notice to the Purchaser of the Meeting and allow the Purchaser’s Representatives and outside legal counsel to attend the Meeting;

(c)

subject to the terms of this Agreement, use commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Shareholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement;

(d)

provide the Purchaser with copies of or access to information regarding the Meeting generated by the Company’s transfer agent or any dealer or proxy solicitation services firm, as requested from time to time by the Purchaser;

(e)

promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last 10 Business Days prior to the date of the Meeting, as to the aggregate tally of the proxies (for greater certainty, specifying votes “for” and votes “against” the Arrangement Resolution) received by the Company in respect of the Arrangement Resolution;

(f)

not change the record date for Shareholders entitled to vote at the Meeting in connection with any adjournment or postponement of the Meeting unless required by Law or the Interim Order, or with the Purchaser’s written consent;

(g)	not without the prior written consent of the Purchaser, waive the deadline for the submission of proxies by Shareholders for the Meeting;

(h)

promptly advise the Purchaser of any substantive written communication received from, or claims brought by (or, to the knowledge of the Company, threatened to be brought by), any person in opposition to the Arrangement and/or any purported exercise or withdrawal of Dissent Rights by Shareholders and, subject to Law, cooperate and provide the Purchaser with (i) an opportunity to review and comment upon in advance any written communications to be sent by or on behalf of the Company to any such person and (ii) a copy of any such written communication;

(i)

not settle, compromise or make any payment with respect to, or agree to settle, compromise or make any payment with respect to, any exercise or purported exercise of Dissent Rights without the prior written consent of the Purchaser;

(j)

not waive any failure by any holder of Common Shares to timely deliver a notice of exercise of Dissent Rights, make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to Dissent Rights without the prior written consent of the Purchaser;

(k)

at the request of the Purchaser from time to time, provide the Purchaser with a list of (i) the registered Shareholders, together with their addresses and respective holdings of Common Shares, (ii) the names, addresses and holdings of all persons having rights issued by the Company to acquire Common Shares (including holders of Incentive Securities and ESPP Shares, as applicable), and (iii) participants and book-based nominee registrants such as Broadridge Financial Solutions, Inc., CDS & Co., and CEDE & Co., and non-objecting beneficial owners of Common Shares, together with their addresses and respective holdings of Common Shares, all as can be reasonably obtained by the Company using the procedures set forth under Securities Laws. The Company shall from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Shareholders, and lists of securities positions and other assistance as the Purchaser may reasonably request in order to be able to communicate with respect to the Arrangement with the Shareholders and with such other persons as are entitled to vote on the Arrangement Resolution;

(l)

in the event that the Company provides a Superior Proposal Notice on a date which is less than five Business Days prior to the Meeting, Purchaser shall be entitled to require the Company to adjourn or postpone the Meeting to a date that is not more than ten (10) Business Days after the date of such notice; and

(m)

notwithstanding the receipt by the Company of a Superior Proposal in accordance with Section 6.2, unless otherwise agreed to in writing by the Purchaser, continue to take all reasonable steps necessary to hold the Meeting and to cause the Arrangement to be voted on at the Meeting and not propose to adjourn or postpone the Meeting other than as contemplated by Sections 2.5(a)(i) and 2.5(a)(ii).

2.6	Final Order

If the Interim Order is obtained and the Arrangement Resolution is passed at the Meeting as provided for in the Interim Order, the Company shall, subject to the terms of this Agreement, take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order as soon as reasonably practicable, but in any event not later than five Business Days after the Arrangement Resolution is passed at the Meeting.

2.7	Arrangement and Effective Time

(a)

Subject to the satisfaction or waiver of all conditions to completion of the Arrangement set out in Article 7 (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist), the closing of the transactions contemplated by the Arrangement will take place electronically, or by such other method as may be agreed upon by the Company and the Purchaser, on the third Business Day following receipt of the Final Order, or on such other time and place as may be agreed upon by the Parties in writing (the “Effective Date”), provided that the Purchaser shall have complied with Section 2.9, at which time, each Party shall deliver to the other (A) the documents required or contemplated to be delivered by it under this Agreement in order to complete, or, necessary or reasonably requested to be delivered by it by any other Party in order to effect, the Arrangement, provided that, unless the Parties otherwise agree, each document required to be dated the Effective Date shall be dated as of, and become effective on, the Effective Date and shall be held in escrow to be released upon the Arrangement becoming effective, and (B) written confirmation as to the satisfaction or waiver of all conditions precedent in Article 7 in its favour.

(b)	From and after the Effective Time, the Plan of Arrangement shall have all of the effects provided by applicable Law, including the QBCA.

2.8	Determination of Cash Amount

(a)

At least ten (10) Business Days before the Effective Time, the Company shall deliver to the Purchaser a schedule (the “Closing Cash Schedule”) setting forth, in reasonable detail, the Company’s good faith estimated calculation of the Closing Cash Calculation. The Company shall make available to the Purchaser, as reasonably requested by the Purchaser, the work papers and back-up materials used or any other relevant information useful in preparing the Closing Cash

Schedule, including close-out memos or other forms of written affirmation from vendors that either no more money is due or an amount of money is due that is reflected on the Closing Cash Schedule. If reasonably requested by the Purchaser, the Company shall provide the Purchaser with access to the Company’s accountants and counsel at reasonable times and upon reasonable notice in order to permit the Purchaser to review the Closing Cash Calculation.

(b)

The Purchaser shall have the right to dispute any part of the Closing Cash Schedule by delivering a written notice (a “Dispute Notice”) to that effect to the Company on or prior to 11:59 p.m. (Montréal time) on the fifth calendar day following the Purchaser’s receipt of the Closing Cash Schedule (the “Response Time”), which Dispute Notice shall identify in reasonable detail the nature and amounts of any proposed revisions to the proposed Closing Cash Calculation and shall be accompanied by a reasonably detailed explanation for the basis for such revisions.

(c)

If, on or prior to the Response Time, the Purchaser notifies the Company in writing that it has no objections to the Closing Cash Calculation or if the Purchaser fails to deliver a Dispute Notice as provided in Section 2.8(b) prior to the Response Time, then the Closing Cash Calculation as set forth in the Closing Cash Schedule shall be deemed to have been finally determined for purposes of this Agreement and shall represent the Closing Net Cash as of the Cash Determination Time for purposes of this Agreement.

(d)

If the Purchaser delivers a Dispute Notice on or prior to the Response Time, then representatives of the Company and the Purchaser shall promptly (and in no event later than one Business Day thereafter) meet and attempt in good faith to resolve the disputed item(s) and negotiate an agreed-upon determination of the Closing Net Cash, which agreed upon Closing Net Cash amount shall be deemed to have been finally determined for purposes of this Agreement and shall represent the Closing Net Cash as of the Cash Determination Time for purposes of this Agreement.

(e)

If Representatives of the Company and the Purchaser are unable to negotiate an agreed-upon determination of Closing Net Cash as of the Cash Determination Time pursuant to Section 2.8(d) within two Business Days after delivery of the Dispute Notice (or such other period as the Company and the Purchaser may mutually agree upon), then the Company and the Purchaser shall, within two Business Days, appoint by mutual agreement the Montréal office of an impartial nationally or regionally recognized firm of independent certified public accountants other than the Company or the Purchaser’s accountants (the “Accounting Firm”) to resolve any remaining disagreements as to the calculation of Closing Net Cash. The Company and the Purchaser shall promptly deliver to the Accounting Firm the work papers and back-up materials used in preparing the Closing Cash Schedule and the Dispute Notice, and the Company and the Purchaser shall use commercially reasonable efforts to cause the Accounting Firm to make its determination within three Business Days of accepting its selection. The Company and the Purchaser shall be afforded the opportunity to present to the Accounting Firm any materials related to the unresolved disputes and to discuss the issues with the Accounting Firm; provided, that no such presentation or discussion shall occur without the presence of a Representative of the Company and the Purchaser. The determination of the Accounting Firm shall be limited to the disagreements submitted to the Accounting Firm. The determination of the amount of Closing Net Cash made by the Accounting Firm shall be made in writing delivered to each of the Company and the Purchaser, shall be final and binding on the Company and the Purchaser and shall (absent manifest error) be deemed to have been finally determined for purposes of this Agreement and to represent the Closing Net Cash as of the Cash Determination Time for purposes of this Agreement. The Parties shall extend the Effective Time until the resolution of the matters described in this Section 2.8(e); provided, that the Company shall not, and shall not be required to, extend the Effective Time beyond the Outside Date. The fees and expenses of the Accounting Firm shall be allocated between the Company (as a Closing Transaction Expense) and the Purchaser in the same proportion that the disputed amount of the Closing Net Cash that was unsuccessfully disputed by such party (as finally determined by the Accounting Firm) bears to the total disputed amount of such amounts and the Company’s portion of such fees and expenses shall be deducted from the Closing Net Cash amount.

2.9	Deposit of Amount

The Company shall, following receipt of the Final Order and final agreement on the Closing Cash Calculation, and at least one Business Day prior to the Effective Date, provide the Depositary with sufficient funds to be held in escrow (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably) to satisfy the aggregate Distribution payable by the Company to the Shareholders pursuant to the Plan of Arrangement.

2.10	Treatment of Convertible Securities and ESPP Matters

(a)	The Parties acknowledge that the Incentive Securities and the Warrant shall be treated in accordance with the provisions of the Plan of Arrangement.

(b)

The Parties acknowledge that, in respect of any payment made to a holder of Options in respect of the Options pursuant to the Plan of Arrangement who is a resident of Canada or who is employed in Canada (both within the meaning of the Tax Act): (i) the Company shall (A) make an election pursuant to subsection 110(1.1) of the Tax Act in respect of the cash payments made in exchange for the surrender of Options that qualify for the deduction under paragraph 110(1)(d) of the Tax Act, and (B) provide evidence in writing of such election to such holders of Options, in the form(s) prescribed in respect of the Tax Act, and (ii) no deduction will be claimed in respect of any such payments in computing the taxable income of the Company or of any person not dealing at arm’s length with the Company under the Tax Act.

(c)

The Company will take all reasonable steps (including obtaining any necessary resolutions of the Board of Directors or a committee thereof and, if appropriate, amending the terms of the ESPP) necessary or desirable (a) to, as soon as reasonably practicable and in any event on or before the Effective Date, suspend the ESPP so that no new participants can be enrolled and that existing ESPP Participants are not entitled to make any further contributions under the ESPP; and (b) to effect the settlement of all contributions under the ESPP into Common Shares and thereafter to deliver or cause to be delivered any such Common Shares to the ESPP Participants as soon as reasonably practicable after such date, but in any event prior to the record date of the Meeting.

2.11	Withholding

Notwithstanding anything to the contrary in this Agreement, the Plan of Arrangement or the CVR Agreement, each Party, the Depositary, their respective affiliates, or any other person that makes a payment under the Plan of Arrangement or this Agreement, as applicable, shall be entitled to deduct and withhold from any Consideration or other amount payable or otherwise deliverable to any person, including Shareholders exercising Dissent Rights, former Shareholders and holders of Incentive Securities, pursuant to this Agreement, the Arrangement or the CVR Agreement such Tax or other amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom in accordance with the Tax Act or any other provisions of any applicable Laws or the administrative practice of any Governmental Entity. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under this Agreement, the Arrangement or the CVR Agreement as having been paid to the person in respect of which such deduction or withholding was made. Any such deducted or withheld amounts shall be remitted to the appropriate Governmental Entity as required by applicable Law.

2.12	Contingent Value Right

At or prior to the Effective Time, Parent and the Purchaser will authorize and duly adopt, execute and deliver, and will ensure that the Rights Agent executes and delivers the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent or the Representative thereunder (provided that such revisions are not, individually or in the aggregate, materially detrimental to any holder of CVRs). Parent, Purchaser and the Company shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration or prospectus requirements under the Securities Laws or any applicable state securities or “blue sky” Laws.

2.13	Change of Control and Other Payments

The Purchaser covenants and agrees that, following the Effective Time, it will cause the Company and its Subsidiary and all of their respective successors to honour and comply with the terms of all employment agreements, termination, severance, change of control and retention agreements, other agreements that include compensatory payments required in connection with a change of control of the Company, and plans or policies of the Company and its Subsidiary that are disclosed in Schedule 2.13 to the Disclosure Letter and to effect payment in full for (i) all compensatory payments that are required to be made by the Company or its Subsidiary pursuant to such agreements, plans and policies in accordance with such agreements, plans and policies, and (ii) all COBRA Costs.

2.14	Information Agent

The Company shall cooperate with any solicitation or information agent retained by the Purchaser, including using commercially reasonable efforts to provide any information requested by the solicitation or information agent, acting reasonably and shall take, or refrain from taking, such action as may be reasonably requested by the Purchaser, in furtherance of such cooperation. The Purchaser shall bear all costs and expenses associated with the retention of any such solicitation or information agent.

2.15	Depositary

The Company agrees to permit Broadridge Corporate Issuer Solutions, LLC (or one of its Affiliates) to act as depositary in connection with the Arrangement (the “Depositary”), and to instruct that transfer agent to furnish to the Company (and such persons as it may designate) at such times as it may request such information and provide to the Purchaser (and such persons as it may designate) such other assistance as it may request in connection with the implementation and completion of the Contemplated Transactions.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PARENT

The Purchaser and Parent hereby make to the Company the representations and warranties set out in Schedule C to this Agreement and acknowledge that the Company is relying upon these representations and warranties in connection with entering into this Agreement.

The representations and warranties of the Purchaser and Parent contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms, provided, however, that no such termination will affect a Party’s right or obligations arising out of a prior breach of any representation or warranty hereunder.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company Public Documents filed prior to the date hereof and except as disclosed in the Disclosure Letter (it being expressly understood and agreed that the disclosure of any fact or item in any section of the Disclosure Letter shall be deemed to be an exception to (or, as applicable, disclosure for the purposes of) (i) the representations and warranties of the Company that are contained in the corresponding section of this Agreement and (ii) any other representation or warranty of the Company in this Agreement to which the relevance of such fact or item is reasonably apparent on its face), the Company hereby makes to the Purchaser the representations and warranties set out in Schedule E to this Agreement and acknowledges that the Purchaser and Parent are relying upon these representations and warranties in connection with entering into this Agreement.

The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms, provided, however, that no such termination will affect a Party’s right or obligations arising out of a prior breach of any representation or warranty hereunder.

ARTICLE 5

COVENANTS

5.1	Conduct of Business by the Company

(a)

During the Interim Period, except (i) with the prior written consent of the Purchaser (such prior written consent not to be unreasonably withheld, conditioned or delayed), (ii) as required or permitted by this Agreement or the Plan of Arrangement, (iii) as required by any Contract, by Law or by a Governmental Entity, or (iv) as set out in Section 5.1(a) of the Disclosure Letter, the Company shall, and shall cause each of its Subsidiary to (A) continue the Discontinuance; (B) continue to pay outstanding accounts payable and other liabilities (including payroll) when due and payable; and (C) keep the Purchaser fully informed as to material decisions or actions made or required to be made with respect to, and material developments relating to, the Discontinuance and consult with the Purchaser, as the Purchaser may reasonably request, to allow the Purchaser to monitor and provide input with respect to the direction and control of, any such material decisions or actions or developments.

(b)

Without limiting the generality of the foregoing, the Company covenants and agrees that, during the Interim Period, unless (i) the Purchaser shall otherwise agree to in writing (such prior written consent not to be unreasonably withheld, conditioned or delayed), (ii) expressly permitted (including as pertains to or arises out of, or in connection with, any Permitted Disposition) or specifically contemplated by this Agreement and the Contemplated Transactions (including, for the avoidance of doubt, in connection with the Discontinuance), (iii) as required by any Contract, by Law or by a Governmental Entity, or (iv) as set forth on Section 5.1(b) of the Disclosure Letter, the Company shall, and shall cause its Subsidiary to:

(A)	not split, consolidate or reclassify any of its outstanding shares nor undertake any other capital reorganization, nor reduce capital in respect of its outstanding shares;

(B)	not declare, set aside or pay any dividends on or make any other distributions on or in respect of its outstanding shares;

(C)	not amend its articles of incorporation, by-laws or other comparable organizational documents or the terms of any of its outstanding securities;

(D)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not issue, grant, deliver, sell, exchange, amend, modify, accelerate, pledge or otherwise subject to any Encumbrance (other than Permitted Encumbrances), or authorize any such action in respect of, any securities of the Company (other than the issuance of Common Shares upon the exercise of currently outstanding Options or other Convertible Securities in accordance with their terms); more specifically (and without limiting the generality of the foregoing), not authorize, approve, agree to issue, issue or award any Incentive Securities under the Equity Incentive Plan or any other Convertible Securities;

(E)	not redeem, offer to purchase, purchase or cause to be purchased any of its outstanding securities;

(F)	not adopt a shareholder rights plan that provides rights to the Shareholders to purchase any securities of the Company as a result of the Arrangement or the Contemplated Transactions;

(G)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not enter into, adopt, establish, amend, modify or terminate any Employee Plan (or any arrangement that would be an Employee Plan if in effect as of the date hereof), other than in connection with the Discontinuance;

(H)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not increase or decrease any salary, incentives, benefits or other compensation, and not accelerate vesting of any benefits, of any officer, employee, director of the Company or its Subsidiary under any Employee Plan, in each case, other than as contemplated by this Agreement or the Plan of Arrangement;

(I)	not acquire or dispose of any securities, except in connection with the Discontinuance;

(J)	not reorganize, amalgamate, combine or merge the Company or the Subsidiary with any other person;

(K)	not create any Subsidiary;

(L)	not acquire or commit to acquire any assets or group of related assets (through one or more related or unrelated acquisitions);

(M)	not incur, or commit to, capital expenditures;

(N)

except (1) in connection with the Discontinuance, (2) for any (x) obsolete, damaged or destroyed asset, (y) return of leased assets at the end of the lease term, or (z) transfer of assets between the Company and the Subsidiary, (3) as required pursuant to the terms of any Material Contract in effect on the date of this Agreement, or (4) in connection with any Permitted Disposition, not sell, lease, option, encumber or otherwise dispose of, or commit to sell, lease, option, encumber or otherwise dispose of, any assets or group of related assets (through one or more related or unrelated transactions), or transfer any interest in any of the Subsidiary to a third party;

(O)

(1) not incur or commit to incur any indebtedness for borrowed money, except for the borrowing of working capital in connection with the Discontinuance or issue any debt securities, (2) not incur or commit to incur, or guarantee, endorse or otherwise become responsible for, any other material liability, obligation or indemnity or the obligation of any person other than the Subsidiary, or (3) not make any loans or advances to any person other than the Subsidiary;

(P)	not make any material changes to existing accounting methods, principles, practices or policies or internal controls other than as required by applicable Law or by GAAP;

(Q)

not pay, discharge or satisfy any material claims, liabilities or obligations other than the payment, discharge or satisfaction, in connection with the Discontinuance in accordance with their terms, of liabilities reflected or reserved against in the Company’s financial statements as at and for the period ended September 30, 2025;

(R)	not engage in any transaction with any related parties other than (i) with the Company and its Subsidiary in connection with the Discontinuance or (ii) in respect of a Permitted Disposition;

(S)

not commence or settle or assign any rights relating to or any interest in any litigation, proceeding, claim, action, assessment or investigation that is material to the Company and involving the Company or its Subsidiary or material asset of either;

(T)

not waive, release, grant, transfer, exercise, modify or amend in any material respect, other than in connection with the Discontinuance, (1) any existing contractual rights in respect of any joint ventures of the Company, (2) any Authorization, lease, concession, contract or other document, or (3) any other material legal rights or claims;

(U)	not propose or enter into any agreement, arrangement, commitment, or offer with respect to a material joint venture or other mutual co-operation or distribution agreement;

(V)

not enter into any interest rate, currency or equity swaps, hedges, derivatives or other similar financial instruments other than (1) in connection with the Discontinuance, (2) if approved by the Board of Directors prior to the date hereof or (3) if required under existing banking facilities;

(W)	not increase any coverage under any directors’ and officers’ insurance policy other than as contemplated in Section 5.8;

(X)

not acquire or agree to acquire (by merger, amalgamation, arrangement, acquisition of stock or assets or otherwise) any person or division of any person or make any investment either by purchase of shares or securities, contributions of capital (other than to the Subsidiary), property transfer or purchase of any property or assets of any other person;

(Y)

except in connection with the Discontinuance, not adopt a plan of complete or partial liquidation, arrangement, dissolution, amalgamation, merger, consolidation, restructuring, recapitalization, winding-up or other reorganization of the Company or the Subsidiary (other than this Agreement and the Contemplated Transactions), or file a petition in bankruptcy under any applicable Law on behalf of the Company or the Subsidiary, or consent to the filing of any bankruptcy petition against the Company or the Subsidiary under any applicable Law; for further certainty, nothing in this Agreement shall limit the ability of the Company to liquidate, wind-up and/or dissolve the Subsidiary during the Interim Period;

(Z)

duly and timely file all material forms, reports, press releases, schedules, statements and other documents required to be filed pursuant to any applicable corporate Laws or applicable Securities Laws, provided however that, other than in respect of the Company’s 10Q for the third quarter ended September 30, 2025 and any related filings, the Company shall in any event consult with the Purchaser prior to making any filing required pursuant to applicable Securities Laws, providing in such cases the Purchaser with a reasonable opportunity to review and comment on any such filing or release, recognizing that whether or not such comments are appropriate will be determined by the Company, acting reasonably;

(AA)

not (1) make, change or revoke any material Tax election, (2) change any annual Tax accounting period, (3) adopt or make any material change to any material method of Tax accounting, (4) amend any material Tax Return in a manner prejudicial to the Company, (5) surrender any claim for a material refund of Taxes, (6) except in respect of the ongoing audits disclosed in Schedule 18(f) of the Disclosure Letter, settle or compromise any material claim, assessment or other dispute in respect of Taxes, (7) enter into or make any voluntary disclosure with respect to any material amount of Taxes, (8) enter into any Tax sharing, allocation, indemnification, receivable reimbursement, or similar agreement (whether or not written), (9) fail to pay any material Tax as such Tax became due and payable (including any estimated Tax), (10) prepare and file any Tax Return in a manner materially inconsistent with past practice, or (11) incur any material liability for Taxes outside the Discontinuance;

(BB)

except as contemplated in Section 6.1, (I) not enter into any transaction or perform any act, and (II) use commercially reasonable efforts to not omit any act, in each case, that would reasonably be expected to prevent, be materially inconsistent with, materially delay or otherwise impede the successful completion of the acquisition of Common Shares by the Purchaser pursuant to the Arrangement;

(CC)	not enter into any new line of business;

(DD)	except in connection with the Distribution, not reduce the stated capital of the securities of the Company or the Subsidiary;

(EE)	except in connection with the Distribution, not reduce the paid-up capital (as defined in the Tax Act) of the securities of the Company or the Subsidiary;

(FF)

not disclose any material trade secrets or material confidential information pertaining to the Company or the Subsidiary to any person, other than to persons who are under a contractual, legal, or ethical obligation to maintain the confidentiality of such information;

(GG)

not take any action that would, or would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement, or the satisfaction of any of the conditions set forth in Article 8;

(HH)

enter into or amend any Contract with any broker, finder or investment banker, provided that the foregoing shall not prohibit the Company from entering into an agreement on commercially reasonable terms with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement; or

(II)	not announce an intention, enter into any formal or informal agreement, or otherwise make a commitment to do any of the things prohibited by any of the foregoing subsections.

(c)

Notwithstanding the foregoing, the Company shall be entitled, but is under no obligation, to sell, transfer, license, assign or otherwise divest any or all of the Company’s and its Subsidiary’s rights, Intellectual Property, and other assets related to (i) the RP-3467 program, a Polq ATPase Inhibitor, (ii) the RP-1664 program, a polo-like kinase 4 (PLK4) inhibitor, (iii) the RP-3500 (Camonsertib) program, an ATR inhibitor, and/or (iv) [***], in one or more transactions (each a “Permitted Disposition” and collectively, the “Permitted Dispositions”) prior to the Effective Date; provided, however, that if any such Permitted Disposition results in the imposition of ongoing obligations (including indemnification obligations or potential post-closing claims for breach of contract) or liabilities on the Company or the Subsidiary, the terms of the Permitted Disposition relating to such obligations or liabilities shall be acceptable to the Purchaser, acting reasonably, it being acknowledged that any such Permitted Disposition that is without recourse to the Company (such as an as-is transaction or one where post-closing liability is limited solely to escrowed sale proceeds (together with a sole and exclusive remedy clause confirming the same) or one where recourses of the applicable purchaser are limited solely to rights and recourses under a representations and warranties insurance policy (together with a sole and exclusive remedy clause confirming the same), coupled with a waiver of subrogation rights in favour of the Company and its Subsidiary) and does not impose any obligations or liabilities on the Company or its Subsidiary beyond those obligations and liabilities outstanding as at the date hereof, shall be deemed acceptable to the Purchaser. The Parties acknowledge that the Company may not be successful in completing, or may determine not to proceed with, any Permitted Disposition.

(d)

The Company shall use its commercially reasonable efforts to cause the current material insurance (or re-insurance) policies maintained by the Company or the Subsidiary not to be cancelled or terminated or any of the coverage thereunder to lapse, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies are in full force and effect; provided that, subject to 5.8, neither the Company nor the Subsidiary shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months.

(e)

Nothing contained in this Agreement shall give the Purchaser, directly or indirectly, the right to prevent, impede, direct or control the Discontinuance prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms of this Agreement, control and supervision over the Discontinuance. Nothing in this Agreement, including any of the restrictions set forth herein, shall be interpreted in such a way as to place any Party in violation of applicable Law.

(f)

For greater certainty, nothing in this Agreement will restrict the Company or the Subsidiary from (i) incurring and paying costs and expenses in connection with the transactions contemplated by the Agreement, including all legal, accounting, financial advisory, printing and other administrative or professional fees, the fees of its financial advisors, including in connection with the establishment of the Transaction Committee and the receipt and consideration of expressions of interest from persons other than the Purchaser prior to the execution of this Agreement, the negotiation and settlement of this Agreement, the preparation and mailing of the Circular, the convening of the Meeting, applications for the Interim Order and Final Order, the solicitation of proxies in respect of the meeting and structuring and completion of the transactions contemplated; (ii) paying, discharging, settling, satisfying, compromising, waiving, assigning or releasing any claims, rights, liabilities or obligations disclosed in Schedule 5.1(f) to the Disclosure Letter, or (iii) entering into indemnification agreements with directors, officers and employees of the Company and the Subsidiary, and individuals related to such persons, provided that a copy of any such agreement is provided to the Purchaser not less than five days prior to the Effective Date.

5.2	Directors’ Obligations

Nothing in this Agreement shall prevent the Board of Directors from complying with applicable Securities Laws and applicable Laws including, making any disclosures or taking any actions that may be required under applicable Laws (including the QBCA).

5.3	Covenants of the Company Relating to the Arrangement

(a)

Subject to the terms and conditions of this Agreement, the Company shall, and shall cause the Subsidiary to, perform all obligations reasonably required to be performed by the Company or the Subsidiary under this Agreement, reasonably cooperate with the Purchaser in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause the Subsidiary to:

(i)

use commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it or the Subsidiary with respect to this Agreement or the Arrangement;

(ii)

apply for and use commercially reasonable efforts to provide, obtain and maintain all Regulatory Approvals, third party notices or other notices and consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are reasonably required or reasonably requested by the Purchaser in connection with the Arrangement, this Agreement or the other transactions contemplated hereby in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser and, in doing so, keep the Purchaser reasonably informed as to the status of the proceedings related to obtaining such approvals, including providing the Purchaser with copies of all related applications, notices and notifications, in draft form, in order for the Purchaser to provide its reasonable comments thereon, which shall be given due and reasonable consideration;

(iii)

use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and the Subsidiary relating to the Arrangement;

(iv)

use commercially reasonable efforts to, upon reasonable consultation with the Purchaser, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, this Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that neither the Company nor the Subsidiary shall consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Purchaser, not to be unreasonably withheld, conditioned or delayed);

(v)

not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, in each case, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement; and

(vi)

use commercially reasonable efforts to assist the Purchaser in obtaining the resignations and mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Subsidiary (in each case, in their capacity as directors only), and causing them to be replaced by persons designated or nominated by the Purchaser effective as of the Effective Time.

(b)	The Company shall promptly notify the Purchaser in writing of:

(i)	any Material Adverse Change;

(ii)

any material governmental or third-party complaints, investigations or hearings (or communications indicating that the same may be contemplated) provided nothing in the foregoing shall require the Company to disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement, confidentiality provision of an agreement with a third party or regulatory restriction;

(iii)

unless prohibited by Law, any notice or other communication, of which the Company has knowledge, from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement, this Agreement or any of the transactions contemplated thereby;

(iv)	any breach or default, or any notice of alleged breach or default, by the Company or the Subsidiary of any Material Contract or material Authorization to which it is a party or by which it is bound;

(v)

any written notice or other communication from any Governmental Entity in connection with this Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser) or the Arrangement; and

(vi)

any (A) Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Arrangement, this Agreement or any of the transactions contemplated hereby, and (B) material Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company, the Subsidiary or the assets of the Company, including any action by a third party of which the Company is aware (whether actual, anticipated, contemplated or threatened) which could reasonably be expected to hinder, prevent, delay or otherwise adversely affect the completion of the Arrangement, the Distribution or any of the Contemplated Transactions.

5.4	Covenants of the Purchaser Relating to the Arrangement

(a)

Subject to the terms and conditions of this Agreement, the Purchaser shall perform all obligations required or desirable to be performed by the Purchaser under this Agreement, reasonably cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Purchaser shall:

(i)

use commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it with respect to this Agreement or the Arrangement, provided, however, that under no circumstances will the Purchaser be required to agree or consent to any increase in the Consideration except as otherwise provided for in this Agreement;

(ii)

use commercially reasonable efforts to assist the Company to obtain and maintain all Regulatory Approvals, third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations referred to in 5.3(a)(ii);

(iii)	use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement;

(iv)

use commercially reasonable efforts to, upon reasonable consultation with the Company, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, this Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that the Purchaser shall not consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Company, not to be unreasonably withheld, conditioned or delayed); and

(v)	not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, in each case, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

(b)	The Purchaser shall promptly notify the Company in writing of:

(i)

unless prohibited by Law, any written notice or other written communication, of which the Purchaser and/or the Parent has knowledge, from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement, this Agreement or any of the transactions contemplated thereby; or

(ii)

any Proceedings commenced or, to the knowledge of the Purchaser and/or the Parent, threatened against, relating to or involving or otherwise affecting the Arrangement, this Agreement or any of the transactions contemplated hereby, in each case to the extent that such Proceedings would reasonably be expected to impair, impede, materially delay or prevent the Purchaser and/or the Parent from performing its obligations under this Agreement.

5.5	Information Rights; Confidentiality

During the Interim Period, upon reasonable notice, the Company shall, and shall cause its Representatives to, provide the Purchaser and its Representatives with reasonable access (without material disruption to the conduct of the Company’s business and subject to any applicable competition laws) during normal business hours to all books, records, information, corporate charts, tax documents, filings, memoranda, working papers and files and all other materials in its possession and control, including Material Contracts, and access to the personnel of and legal counsel to the Company and its Subsidiary on an as reasonably requested basis as well as reasonable access to the properties of the Company and its Subsidiary, in each case, to the extent reasonably necessary to consummate the transactions contemplated by this Agreement; provided that any such access shall be conducted at Purchaser’s expenses, under the supervision of appropriate personnel of the Company or the Subsidiary and the Company’s compliance with any request under this Section 5.5 shall not unreasonable interfere with the conduct of the business of the Company or its Subsidiary. The Company and its Subsidiary agree to assist the Purchaser with any filings or information requests from any Governmental Entity upon request by the Purchaser. The Company shall use its commercially reasonable efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required in connection with any filing or information request to or from any Governmental Entity. Nothing in the foregoing shall require the Company to (a) disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement or confidentiality provision of an agreement with a third party, (b) provide the Purchaser with access to any property where the Company is contractually or legally prohibited from doing so or (c) disclose information to the Purchaser to the extent such disclosure would jeopardize any attorney-client or other legal privilege. Any such investigation by the Purchaser and its Representatives shall not mitigate, diminish or affect the representations and warranties of the Company contained in this Agreement or any document or certificate given pursuant hereto.

5.6	Shareholder Claims

The Company shall notify the Purchaser of any demand, claim, proceeding or action brought by (or threatened to be brought by) any present, former or purported holder of any securities of the Company in connection with any of the Contemplated Transactions or the Distribution prior to the Effective Time. The Company shall consult with the Purchaser prior to settling any such claim prior to the Effective Time and shall not settle or compromise, or agree to settle or compromise, any such claim prior to the Effective Time without the prior written consent of the Purchaser, such consent not to be unreasonably withheld or delayed.

5.7	Notice and Cure Provisions

(a)

During the Interim Period, each Party shall promptly notify the other Parties of the occurrence, or failure to occur, of any event or state of facts of which it has knowledge which occurrence or failure would, or would be reasonably likely to:

(i)

cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any material respect that would cause any condition in Section 7.1 [Mutual Conditions Precedent], Section 7.2(a) [Representations and Warranties of the Company] or Section 7.3(a) [Representations and Warranties of the Purchaser and the Parent] not to be satisfied; or

(ii)

result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under this Agreement that would cause any condition in Section 7.1 [Mutual Conditions Precedent], Section 7.2(b) [Performance of Covenants by the Company], Section 7.3(b) [Performance of Covenants by the Purchaser] not to be satisfied.

(b)

Notification provided under this Section 5.7 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(c)

The Company may not elect to exercise its right to terminate this Agreement pursuant to Section 8.2(a)(ii)(B) [Breach of Representations and Warranties or Covenants by the Purchaser] and the Purchaser may not elect to exercise its right to terminate this Agreement pursuant to 8.2(a)(iii)(A) [Breach of Representations and Warranties or Covenants by the Company], unless the Party seeking to terminate the Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the other Party (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination right until the earlier of (i) the Outside Date, and (ii) the date that is fifteen (15) Business Days following receipt of such Termination Notice by the Breaching Party, if such matter has not been cured by such date provided that, for greater certainty, if any matter is not capable of being cured by the Outside Date, the Terminating Party may immediately exercise the applicable termination right in accordance with Section 8.2(a)(ii)(B) [Breach of Representations and Warranties or Covenants by the Purchaser] or Section 8.2(a)(iii)(A) [Breach of Representations and Warranties or Covenants by the Company], as applicable, without first providing a Termination Notice.

(d)

If the Terminating Party delivers a Termination Notice prior to the date of the Meeting, unless the Parties agree otherwise, the Company shall postpone or adjourn the Meeting to the earlier of (i) five Business Days prior to the Outside Date and (ii) the date that is 10 Business Days following receipt of such Termination Notice by the Breaching Party.

(e)	For certainty, in the event that such matter is cured within the time period referred to herein, this Agreement may not be terminated as a result of such matter.

5.8	Directors’ and Officers’ Insurance and Indemnification

(a)

Prior to the Effective Time, the Company shall and, if the Company is unable after using commercially reasonable efforts, the Purchaser shall cause the Company to, purchase customary fully pre-paid and non-cancelable “tail” policies of directors’ and officers’ liability fiduciary liability, and employment practices liability insurance (the “D&O Tail Policy”) from an insurer(s) of nationally recognized standing providing protection no less favourable in the aggregate than the protection provided by such policies maintained by or for the benefit of the Company and its Subsidiary which are in effect immediately prior to the Effective Time and providing protection in respect of claims and other matters arising from actual or alleged acts, omissions, facts or events which occurred on or prior to the Effective Time, and the Purchaser shall, or shall cause the Company and its Subsidiary to maintain such tail policies in full force and effect without any reduction in scope of coverage or limits (other than a reduction of limits due to payments by the insurer(s) under the policies) for six (6) years after the Effective Date; provided that the Purchaser shall not be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the aggregate cost of such policies shall not exceed 300% of the Company’s and its Subsidiary’s current annual aggregate premium for directors’ and officers’ liability, fiduciary liability, and employment practices liability insurance policies currently maintained by the Company or its Subsidiary. If the Company for any reason fails, after having used commercially reasonable efforts, to obtain such run off insurance policies as of the Effective Time, the Purchaser shall, or shall cause the Company and its Subsidiary to, maintain in effect for a period of at least six (6) years from and after the Effective Time the directors’ and officers’ liability insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are no less advantageous to the present and former directors and officers of the Company and its Subsidiary than the coverage provided under the Company’s and its Subsidiary’s existing policies as of the date hereof, or the Company shall purchase comparable directors’ and officers’ liability insurance for such six-(6) year period with terms, conditions, retentions and limits of liability that are at least as favourable to the present and former directors and officers of the Company and its Subsidiary as provided in Company’s existing policies as of the date hereof; provided, that, the annual premium for such directors’ and officers’ liability insurance policy may not be in excess of 300% of the Company’s and its Subsidiary’s current annual aggregate premium for directors’ and officers’ liability, fiduciary liability, and employment practices liability insurance policies currently maintained by the Company or its Subsidiary.

(b)

All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the completion of the Arrangement (and rights to advancement of expenses) now existing in favor of any person who is or prior to the completion of the Arrangement becomes, or has been at any time prior to the date of this Agreement, a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company or its predecessors (each, an “Indemnified Party”) as provided in the Company’s Constating Documents or any indemnification agreement between such Indemnified Party and the Company that is in effect as of the date of this Agreement and that has been made available to Parent (i) shall survive the completion of the Arrangement, (ii) shall continue in full force and effect in accordance with their terms with respect to any claims against any such Indemnified Party arising out of such acts or omissions and (iii) for a period of six years following the date of this Agreement, shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party, and the Company following the completion of the Arrangement shall be bound thereby to the fullest extent available under applicable Law for a period of six years from the completion of the Arrangement, and any claim made pursuant to such rights within such six-year period shall continue to be subject to this Section 5.8(b) and the rights provided under this Section 5.8(b) until full and final disposition of such claim. Parent shall cause the Company following the completion of the Arrangement to perform its obligations under this Section 5.8(b).

(c)

If the Company or the Subsidiary or any of their respective successors or assigns (a) consolidates or amalgamates with, or merges or liquidates into, any other person and is not a continuing or surviving company or entity of such consolidation, amalgamation, merger, amalgamation or liquidation, or (b) transfers all or substantially all of its properties and assets to any person, the Purchaser shall ensure that any such successor or assign (including, as applicable, any acquirer of substantially all of the properties and assets of the Company or its Subsidiary) assumes all of the obligations set forth in this Section 5.8.

5.9	Nasdaq Delisting

Subject to applicable Law, each of the Company and the Purchaser agrees to use its commercially reasonable efforts and cooperate with the other Party in taking, or causing to be taken, all actions necessary to cause the Common Shares to be delisted from the Nasdaq and deregistered under the US Exchange Act, in each case, as promptly as practicable following the Effective Time.

5.10	Transaction Litigation

The Company shall, as promptly as reasonably practicable, notify the Purchaser in writing of any Transaction Litigation and shall keep the Purchaser informed on a reasonably prompt basis regarding any such Transaction Litigation. The Company shall give the Purchaser the opportunity to (a) participate in the defense of any Transaction Litigation, and (b) consult with outside legal counsel to the Company regarding the defense, settlement or compromise with respect to any such Transaction Litigation. For purposes of this Section 5.10, “participate” means that the Purchaser shall be kept reasonably apprised on a prompt basis of proposed strategy and other significant decisions with respect to the Transaction Litigation (to the extent that the attorney-client privilege between the Company and its outside legal counsel is not undermined or otherwise adversely affected, provided that, in such case, the Parties shall cooperate in seeking to find a way to allow disclosure of the proposed strategy or other significant decision to the extent doing so could reasonably (in the good faith belief of the Company, after consultation with outside legal counsel) be managed through the use of customary “clean-room” arrangements or the entering into of any “common interest” Contract or similar Contract), and the Purchaser may offer comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith; provided that the Company shall not settle or compromise or agree to settle or compromise any Transaction Litigation without the Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

ARTICLE 6

ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

6.1	Non-Solicitation

(a)	On and after the date hereof, except as otherwise provided in this Article 6, the Company shall not, and shall cause each of its Representatives not to, directly or indirectly:

(i)

make, solicit, assist, initiate, encourage, promote or otherwise facilitate (including by way of furnishing, providing access to or disclosing information, books and records, facilities or properties of the Company or a Subsidiary of the Company or entering into any form of written or oral agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal;

(ii)

enter into, continue or otherwise participate or engage in or otherwise facilitate any discussions or negotiations with any person (other than the Purchaser, Parent and their respective affiliates and Representatives), or otherwise cooperate in any way with, or assist or participate in, encourage or otherwise facilitate, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal, provided that, for greater certainty, the Company may (A) communicate with any person making an unsolicited Acquisition Proposal (and such person’s Representatives) for the purposes of clarifying the terms and conditions of such Acquisition Proposal and assessing the likelihood of its consummation so as to determine whether such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, (B) advise any person of the restrictions of this Agreement, and (C) advise any person making an unsolicited Acquisition Proposal that such Acquisition Proposal does not constitute a Superior Proposal when the Board of Directors has so determined;

(iii)	make a Change of Recommendation; or

(iv)

accept, approve, endorse, recommend or enter into, or publicly propose to accept, approve, endorse, recommend or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking (other than a confidentiality and standstill agreement permitted under Section 6.2) constituting an Acquisition Proposal or requiring, or reasonably expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise impede, interfere or be inconsistent with, the Arrangement or any of the other transactions contemplated by this Agreement or requiring, or reasonably expected to cause, the Company to fail to comply with this Agreement or providing for the payment of any break, termination or other fees or expenses to any person in the event that any of the Contemplated Transactions are completed or in the event that it completes any other transaction with the Purchaser or any of its affiliates that is agreed to prior to any termination of this Agreement.

(b)

The Company shall, and shall cause each of its Subsidiary and its and its Subsidiary’s Representatives to, immediately cease and terminate any existing solicitation, assistance, discussion, encouragement, activities, negotiation or process with or involving any person (other than the Purchaser, Parent and their respective affiliates and Representatives) commenced prior to the date of this Agreement with respect to or which could reasonably be expected to constitute an Acquisition Proposal, whether or not initiated by the Company or any of its Representatives and, in connection therewith, the Company will discontinue access to any other third party to all information, including any data room (virtual or otherwise) and any confidential information, properties, facilities, books and records of the Company or its Subsidiary.

(c)

The Company represents and warrants that neither it nor its Representatives have waived or released any person from such person’s obligations respecting the Company, or its Subsidiary, under any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and further covenants and agrees that the Company shall, and shall cause its Subsidiary to (i) not release any person from, or waive or amend any provision of any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and (ii) take all necessary action to enforce each confidentiality, standstill, or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party (it being acknowledged by the Purchaser that the automatic release from any currently existing standstill restrictions of any such currently existing agreement in accordance with the terms of such agreement as a result of entering into and announcing this Agreement shall not be a violation of this Section 6.1(c)).

(d)

The Company shall ensure that its Representatives are aware of the provisions of this Section 6.1, and the Company shall be responsible for any breach of this Section 6.1 by its Representatives and any such breach shall be deemed a breach of this Section 6.1 by the Company.

(e)

From and after the date of this Agreement, the Company shall promptly (and in any event within 48 hours after it has received or otherwise become aware of any proposal, inquiry, offer, request or expression of interest) notify the Purchaser of any proposal, inquiry, offer, request or expression of interest relating to or that constitutes an Acquisition Proposal or which could reasonably be expected to constitute an Acquisition Proposal or any request for copies of, access to, or disclosure of, non-public information relating to the Company or any Subsidiary of the Company, including but not limited to information, access, or disclosure relating to the properties, facilities, books, records or a list of Securityholders. Such notice shall include a description of the terms and conditions of, and the identity of the person making, any proposal, inquiry, offer, request or expression of interest, and shall, promptly upon receipt or delivery thereof, provide the Purchaser (or its outside legal counsel) with copies of all documents and written communications relating to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest exchanged between the Company or any of its Representatives, on the one hand, and the person making the Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest or any of its Representatives, on the other hand. The Company shall promptly keep the Purchaser informed of any material change in the status of developments and negotiations (to the extent such negotiations are permitted pursuant to Section 6.2) with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest. The Company shall respond promptly to all inquiries by the Purchaser with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest. Except as provided under this Article 6, the Company shall not, and shall cause its Subsidiary not to, enter into any agreement with any person subsequent to the date hereof that prohibits, or which contains any provision that adversely affects the rights of the Company or its Subsidiary upon compliance with any of the provisions of this Agreement.

(f)

Notwithstanding Section 6.1(a) or any other provision of this Agreement, following receipt by the Company of any proposal, inquiry, offer, request or expression of interest (including any changes, modifications or other amendments thereto) that is not an Acquisition Proposal but which the Company reasonably believes could lead to an Acquisition Proposal, the Company may respond to the proponent solely to advise it that, in accordance with this Agreement, the Company can only enter into discussions or negotiations with a party in accordance with Article 6 of this Agreement, and for no other purpose.

6.2	Responding to an Acquisition Proposal and Right to Match

(a)

Notwithstanding Section 6.1(a) or any other provision of this Agreement to the contrary, if after the date hereof the Company or any of its Representatives receives from a person a written Acquisition Proposal (including, for greater certainty, an amendment, change or modification to an Acquisition Proposal made prior to the date hereof), the Company and its Representatives may (x) contact the person making such Acquisition Proposal and its Representatives for the purpose of clarifying the terms and conditions of such Acquisition Proposal, and (y) engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of confidential information, properties, facilities, or books and records of the Company or the Subsidiary, if and only if, in the case of clause (y):

(i)

the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

(ii)	such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill or similar restriction;

(iii)	the Company has been, and continues to be, in compliance with its obligations under this Article 6;

(iv)

the Company promptly provides the Purchaser with prior written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure;

(v)

the Company enters into an Acceptable Confidentiality Agreement with such person, and the Company provides a copy of such agreement to the Purchaser promptly following its execution and the Purchaser is promptly provided with all information provided to such person (to the extent not previously provided to the Purchaser) via the Data Room.

(b)

Notwithstanding Section 6.1(a) or any other provision of this Agreement, if after the date hereof the Company receives an Acquisition Proposal that constitutes a Superior Proposal, the Company may (subject to compliance with Section 8.2 and Section 8.3) terminate this Agreement and accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of such Superior Proposal prior to completion of the Arrangement and recommend or approve such Superior Proposal or make a Change of Recommendation, if and only if:

(i)

such Superior Proposal did not arise, directly or indirectly, as a result of a violation by the Company of Section 6.1, and the Company has been and continues to be in compliance with its obligations under Section 6.1 and this Section 6.2;

(ii)	the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill or similar restriction;

(iii)	the Board of Directors has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Superior Proposal;

(iv)

the Company has (A) delivered written notice to the Purchaser of the determination of the Board of Directors that the Acquisition Proposal is a Superior Proposal and of the intention of the Board of Directors to accept, approve, recommend or enter into an agreement in respect of such Superior Proposal (the “Superior Proposal Notice”) and (B) has provided the Purchaser with a copy of the acquisition or similar agreement relating to such Acquisition Proposal, including all supporting materials, including any financing documents supplied to the Company in connection therewith and a written notice from the Board regarding the value in financial terms that the Board has, in consultation with an independent financial advisor, determined should be ascribed to any non-cash consideration offered under the Superior Proposal;

(v)

at least five (5) Business Days have elapsed since the later of the date on which the Purchaser received a copy of the Superior Proposal Notice and the date on which the Purchaser received all the material specified in Section 6.2(b)(iv)(B) (such five Business Day period, the “Right to Match Period”) and, for greater certainty, the Right to Match Period shall expire at 11:59 p.m. (Montréal time) on the last Business Day of the Right to Match Period;

(vi)

if the Purchaser and Parent have offered to amend the terms of the Arrangement and this Agreement during the Right to Match Period pursuant to Section 6.2(c), the Board of Directors has determined, in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period; and

(vii)	the Company terminates this Agreement pursuant to Section 8.2(a)(ii)(A) and concurrently pays the Termination Payment pursuant to Section 8.3(a)(iii).

(c)

During the Right to Match Period or such longer period as the Company may approve in writing for such purpose, the Purchaser and Parent will have the opportunity, but not the obligation, to offer to amend the terms of the Arrangement and this Agreement. The Company agrees that, if requested by the Purchaser, it will negotiate with the Purchaser in good faith to amend the terms of the Arrangement and this Agreement as would enable them to proceed with the Arrangement and any Contemplated Transactions on such adjusted terms. The Board of Directors will review any such offer by the Purchaser and Parent to amend the terms of the Arrangement and this Agreement in order to determine, in good faith, whether the Purchaser and Parent’s offer to amend the Arrangement and this Agreement, upon its acceptance, would result in the applicable Acquisition Proposal ceasing to be a Superior Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period. If the Board of Directors determines that the applicable Acquisition Proposal would cease to be a Superior

Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period, the Purchaser and Parent will amend the terms of the Arrangement and this Agreement and the Company and the Purchaser and Parent shall enter into an amendment to this Agreement reflecting the offer by the Purchaser and Parent to amend the terms of the Arrangement and this Agreement.

(d)

Each successive amendment, change or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration to be received by the Shareholders will constitute a new Acquisition Proposal for purposes of this Section 6.2 and the Purchaser shall be afforded a new three (3) Business Day Right to Match Period from the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the material specified in Section 6.2(b)(iv)(B) with respect to such new Superior Proposal from the Company.

(e)

The Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or publicly disclosed or the Board determines that a proposed amendment to the terms of this Agreement or the Plan of Arrangement as contemplated under Section 6.2(c) would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its outside legal counsel.

(f)

If the Meeting is to be held during a Right to Match Period, the Company may, and shall at the request of the Purchaser, postpone or adjourn the Meeting to a date that is not more than fifteen (15) days after the scheduled date of the Meeting, but in any event to a date that is not less than five (5) Business Days prior to the Outside Date.

(g)

Except as provided under Section 6.2(f), nothing contained in this Section 6.2 shall limit in any way the obligation of the Company to convene and hold the Meeting in accordance with Section 2.5 of this Agreement while this Agreement remains in force.

(h)

Nothing in this Agreement shall prevent the Board of Directors or the Company from responding through a directors’ circular or otherwise as required by applicable Laws to an Acquisition Proposal where such response is not an acceptance, approval, endorsement or recommendation of such Acquisition Proposal and does not otherwise constitute a Change of Recommendation; provided, that the Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of such circular or other disclosure and shall make all reasonable amendments to such circular or other disclosure as requested by the Purchaser and its outside legal counsel.

(i)

Notwithstanding the foregoing, nothing in Section 6.1 and this Section 6.2 shall require the sharing with the Purchaser of any information considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles, which competitively sensitive information will be provided only to the external legal counsel or external expert of the Purchaser and shall not be shared by such legal counsel or expert with any other person unless it is first anonymized and aggregated such that it is no longer considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles.

ARTICLE 7

CONDITIONS

7.1	Mutual Conditions Precedent

The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:

(a)	Arrangement Resolution. The Arrangement Resolution has been approved and adopted by the Shareholders at the Meeting in accordance with the Interim Order.

(b)

Interim and Final Orders. The Interim Order and the Final Order have each been obtained on terms consistent with this Agreement, and have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise.

(c)

Articles of Arrangement. The Articles of Arrangement to be filed with the Enterprise Registrar in accordance with this Agreement are in form and substance acceptable to each of the Company and the Purchaser, acting reasonably.

(d)

Illegality. No (i) injunction or similar order by any Governmental Entity having competent jurisdiction over the Purchaser, the Company or the Subsidiary that prohibits the consummation of the Arrangement and the other transactions contemplated by this Agreement shall have been entered and shall continue to be in effect, or (ii) Law shall have been enacted, entered, promulgated, enforced, or deemed applicable by any Governmental Entity having competent jurisdiction over the Purchaser, the Company, or the Subsidiary, that, in any case, restricts, enjoins, makes illegal or otherwise prohibits or would reasonably be expected to restrict, enjoin, make illegal or otherwise prohibit the Arrangement and the other transactions contemplated by this Agreement.

7.2	Additional Conditions Precedent to the Obligations of the Purchaser

The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:

(a)

Representations and Warranties of the Company. (i) (A) The representations and warranties of the Company set forth in Paragraphs 1 [Organization], 2 [Capitalization], 3 [Authority], 4(a)(i)(A) [No Violation], 5 [Subsidiaries], and 12 [Brokerage Fees] of Schedule E shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of this Agreement and true and correct in all respects (except for de minimis inaccuracies and inaccuracies which are the result of transactions, changes, conditions, events or circumstances specifically permitted hereunder) as of the Effective Time as if made at and as of such time, (B) the representations and warranties of the Company set forth in Paragraph 4 (other than 4(a)(i)(A)) [No Violation] of Schedule E shall be true and correct in all material respects (disregarding for purposes of this Section 7.2(a)(i)(B) any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty) as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and (C) all other representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), except in the case of this clause (C) where the failure to be so true and correct in all respects, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Change (disregarding for purposes of this

Section 7.2(a)(i)(C) any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty), and (ii) the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.

(b)

Performance of Covenants by the Company. The Company has fulfilled or complied in all material respects with the covenants of the Company contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.

(c)

No Legal Action. No Proceeding shall be pending or threatened by any Governmental Entity in any jurisdiction that is reasonably likely to (i) cease trade, enjoin, prohibit, or impose any limitations, damages, or conditions on, the Purchaser’s ability to acquire, hold, or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares, or (ii) prohibit or enjoin the Company or the Purchaser from consummating the Arrangement.

(d)

Material Adverse Change. There shall have not occurred a Material Adverse Change and the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.

(e)	Dissent Rights. Dissent Rights have not been exercised with respect to more than 5% of the issued and outstanding Common Shares.

(f)

Closing Net Cash. The Closing Net Cash shall be greater than or equal to zero and, in furtherance and not in limitation of Section 7.1(a), neither Purchaser, Parent nor any other person on their behalf shall be required to make a payment under the Plan of Arrangement (whether pursuant to Section 2.9 or otherwise), except as Purchaser may be required to pay Fair Value to any Dissenting Shareholder in accordance with the Plan of Arrangement.

(g)	Deposit of Consideration. The Company shall have complied with its obligations under Section 2.9.

7.3	Additional Conditions Precedent to the Obligations of the Company

The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:

(a)

Representations and Warranties of the Purchaser. (i) The representations and warranties of the Purchaser and Parent set forth in Schedule C shall be true and correct in all material respects (disregarding for purposes of this 7.3(a)(i) any materiality or “material” qualification contained in any such representation or warranty) as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and (ii) the Purchaser has delivered a certificate confirming same to the Company, executed by an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

(b)

Performance of Covenants by the Purchaser. The Purchaser has fulfilled or complied in all material respects with the covenants of the Purchaser contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming same to the Company, executed by an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

7.4	Satisfaction of Conditions

The conditions precedent set out in 7.1, 7.2 and 7.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time, and the parties shall execute a certificate confirming the Effective Date.

ARTICLE 8

TERMINATION, AMENDMENT AND WAIVER

8.1	Term

This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

8.2	Termination

(a)	This Agreement may be terminated at any time prior to the Effective Time, or such other time as may be expressly stipulated in any of the sections below:

(i)	by mutual written consent of the Purchaser and the Company;

(ii)	by the Company:

(A)

Superior Proposal. In order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal subject, in each case, to compliance with Section 6.2 and Section 8.3(a);

(B)

Breach of Representation or Warranty or Failure to Perform Covenant by the Purchaser. A breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under this Agreement occurs that would cause any condition in 7.3(a) [Representations and Warranties of the Purchaser] or 7.3(b) [Performance of Covenants by the Purchaser] not to be satisfied, and such breach or failure is incapable of being cured or is not cured in accordance with the terms of 5.7(c); provided that the Company is not then in breach of this Agreement so as to directly or indirectly cause any condition in 7.2(a) [Representations and Warranties of the Company] or 7.2(b) [Performance of Covenants by the Company] not to be satisfied;

(iii)	by the Purchaser:

(A)

Breach of Representation or Warranty or Failure to Perform Covenant by the Company. A breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in 7.2(a) [Representations and Warranties of the Company] or 7.2(b) [Performance of Covenants by the Company] not to be satisfied, and such breach or failure is incapable of being cured or is not cured in accordance with the terms of 5.7(c); provided that the Purchaser is not then in breach of this Agreement so as to directly or indirectly cause any condition in 7.3(a) [Representations and Warranties of the Purchaser] or 7.3(b) [Performance of Covenants by the Purchaser] not to be satisfied; and

(B)

Change in Recommendation or Superior Proposal. If the Board of Directors or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five (5) Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the

Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 43(a) of Schedule E to this Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five (5) Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Meeting, if sooner) (in each of the cases set forth in Clause (1), (2) or (3), “Change of Recommendation”); or (4) the Board or any committee of the Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal;

(C)	Material Adverse Change. There has occurred a Material Adverse Change after the date of this Agreement; or

(D)	Breach of Non-Solicit. The Company breaches any covenant or obligation in Section 6.1 or Section 6.2 in any material respect.

(iv)	by either the Company or the Purchaser

(A)

No Required Approval by Shareholders. The Arrangement Resolution is not approved by the Shareholders at the Meeting in accordance with the Interim Order provided that a Party may not terminate this Agreement pursuant to this 8.2(a)(iv)(A) [No Required Approval by Shareholders] if the failure to obtain the approval of the Shareholders has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(B)

Illegality. After the date of this Agreement, any Law (including with respect to the Regulatory Approvals) is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided that a Party may not terminate this Agreement pursuant to this 8.2(a)(iv)(B) [Illegality] if the enactment, making, enforcement or amendment of such Law has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement, and provided that the Party seeking to terminate this Agreement pursuant to this 8.2(a)(iv)(B) [Illegality] has used its commercially reasonable efforts, to, as applicable, prevent, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

(C)

Occurrence of Outside Date. The Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate this Agreement pursuant to this 8.2(a)(iv)(C) [Occurrence of Outside Date] if the failure of the Effective Time to so occur has been caused by, or is a result of, a material breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements in any material respect under this Agreement.

(b)

The Party desiring to terminate this Agreement pursuant to this Section 8.2 (other than pursuant to Section 8.2(a)(i)) shall give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

8.3	Termination Payment

(a)	The Purchaser shall be entitled to a cash termination payment (the “Termination Payment”) in an amount equal to $2,000,000, subject to the terms of Section 8.3(b), upon the occurrence of any of the following events (each a “Termination Payment Event”), which shall be paid by the Company within the time specified in respect of each such Termination Payment Event:

(i)

this Agreement is terminated by the Purchaser pursuant to Section 8.2(a)(iii)(B) [Change in Recommendation or Superior Proposal] or Section 8.2(a)(iii)(D) [Breach of Non-Solicit], in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Montréal time) on the second Business Day after this Agreement is so terminated;

(ii)

this Agreement is terminated by the Company at any time when this Agreement was terminable by the Purchaser pursuant to Section 8.2(a)(iii)(B) [Change in Recommendation or Superior Proposal], in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Montréal time) on the second Business Day after this Agreement is so terminated;

(iii)

this Agreement is terminated by the Company pursuant to Section 8.2(a)(ii)(A) [Superior Proposal], in which case the Termination Payment shall be paid to the Purchaser prior to or concurrently with such termination; or

(iv)

(A) this Agreement is terminated by the Purchaser pursuant to Section 8.2(a)(iii)(A) [Company Breach of Representation or Warranty or Failure to Perform Covenant by Company] (but only if one of the conditions not satisfied is Section 8.2(a)(iv)(A) [No Required Approval by Shareholders]) or (B) by the Company or the Purchaser pursuant to Section 8.2(a)(iv)(A) [No Required Approval by Shareholders] or Section 8.2(a)(iv)(C) [Occurrence of Outside Date] and:

(1)

following the date hereof and prior to the date on which this Agreement is terminated, an Acquisition Proposal is publicly announced or made by any person other than the Purchaser or an affiliate of the Purchaser, or any person, other than the Purchaser or an affiliate of the Purchaser, has publicly announced an intention to make an Acquisition Proposal; and

(2)

either (x) any Acquisition Proposal is completed within 12 months following the termination of this Agreement; or (y) an agreement in respect of any Acquisition Proposal is entered into directly or indirectly by the Company within 12 months following the termination of this Agreement and that Acquisition Proposal is completed at any time after the termination of this Agreement, in which case the Termination Payment shall be paid to the Purchaser concurrently with the completion of that Acquisition Proposal.

For purposes of this Section 8.3(a)(iv), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 1.1(c), except that references to “20% or more” shall be deemed to be references to “50% or more.”

(b)

Upon written notice to the Company, the Purchaser may assign its right to receive the Termination Payment to any affiliate of the Purchaser. The Termination Payment shall be paid by the Company to the Purchaser or its assignee, as applicable, by wire transfer in immediately available funds to an account specified by the Purchaser. For greater certainty, the obligations of the Parties under this Section 8.3 shall survive the termination of this Agreement, regardless of the circumstances thereof.

(c)

Each Party acknowledges that the agreements contained in Section 8.3 are an integral part of the transactions contemplated by this Agreement, that without these agreements the Parties would not enter into this Agreement. The Purchaser acknowledges that the amount set out in Sections 8.3(a) in respect of the Termination Payment represents liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, which the Purchaser will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and is not a penalty. The Company irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.

(d)	For greater certainty, the Company shall not be obligated to make more than one Termination Payment under this Section 8.3.

8.4	Effect of Termination Payment / Survival

(a)

For greater certainty, the Purchaser agrees that the Termination Payment to be received pursuant to Section 8.3 is the sole remedy in compensation or damages of the Purchaser with respect to the events giving rise to the termination of this Agreement and the resulting payment of such amounts; provided, however, that nothing contained in this Section 8.4, and no payment of any such payment, shall relieve or have the effect of relieving any Party in any way from liability for damages incurred or suffered by a Party in the event of fraud or a Willful Breach by the Company or its Subsidiary of its representations, warranties, covenants or agreements set forth in this Agreement, which breach and liability shall not be affected by termination of this Agreement or any payment of the amounts set out in Section 8.3. In no event shall the Purchaser be entitled to both specific performance to cause the Company to consummate the transactions contemplated by this Agreement and the payment of the Termination Payment. Notwithstanding the foregoing, nothing herein shall preclude a party from seeking injunctive relief to restrain any breach or threatened breach of the covenants or agreements set forth in this Agreement or otherwise to obtain specific performance of any such covenants or agreements, without the necessity of posting bond or security in connection therewith.

(b)

The representations and warranties of the Company and the Purchaser and Parent contained in this Agreement shall expire and be terminated on the earlier of the Effective Time or the termination of this Agreement and no Party shall be liable for any breach of any representation or warranty under this Agreement whether occurring prior to or after the Effective Time or the termination of this Agreement.

(c)	This Article 8 and Article 9 shall survive the completion of the Arrangement or the termination of this Agreement, in accordance with their terms, if applicable.

ARTICLE 9

GENERAL PROVISIONS

9.1	Amendment

This Agreement may not be amended except by an instrument signed by each of the Parties hereto.

9.2	Waiver

At any time prior to the termination of this Agreement pursuant to Section 8.1, any Party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other Party hereto, (b) waive compliance with any of the agreements of the other Party or with any conditions to its own obligations, or (c) waive inaccuracies in any of the other Party’s representations or warranties contained herein or in any document delivered by the other Party; provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived, in each case only to the extent such obligations, agreements and conditions are intended for its benefit.

9.3	Expenses

Except as otherwise expressly provided in this Agreement, the Parties agree that all out-of-pocket expenses of the Parties relating to this Agreement or the transactions contemplated hereby shall be paid by the Party incurring such expenses, irrespective of the completion of the transactions contemplated hereby.

9.4	Public Statements

The Parties shall, acting reasonably, agree on the text of any news releases to be issued in connection with the Arrangement. Except as required by applicable Laws or applicable stock exchange requirements, neither the Purchaser, Parent nor the Company shall make any public announcement or statement with respect to the Arrangement, this Agreement or the financial condition, properties, assets or liabilities of the Company without the approval of the other Party, such approval not to be unreasonably withheld or delayed, except to the extent necessary to comply with Law or applicable stock exchange requirements. Moreover, in any event, each Party agrees to give prior notice to the other of any such public announcement relating to the Arrangement or this Agreement and agrees to consult with the other prior to issuing each such public announcement. Each of the Purchaser and the Company agrees that, promptly after the entering into of this Agreement, they shall issue standalone or joint press release(s) announcing the entering into of this Agreement and the Contemplated Transactions, which press release(s) shall be satisfactory in form and substance to each of the Parties, acting reasonably. Notwithstanding the foregoing, each Party may, without approval from, notice to or consultation with the other Party, make any public statement consistent with previous public statements made jointly by the Parties (or individually, if approved by the other Party).

9.5	Notices

Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a Party shall be in writing and may be given by personal delivery, email delivery or overnight courier service, in each case addressed as respectively set forth below or to such other address as any Party will have previously designated by such a notice. Any notice, consent, waiver, direction or other communication aforesaid shall be deemed to have been given and received on the date and time of personal delivery, the date and time on which email is sent or one day after it is delivered to a reputable overnight courier service, as the case may be, in each case properly addressed as provided in this Agreement and with all charges prepaid.

The address for service for each of the Parties hereto shall be as follows:

(a)	if to the Company:

Repare Therapeutics Inc.

[***]

Attention: [***]

Email:   [***]

with a copy (which does not constitute notice) to:

Stikeman Elliott LLP

[***]

Attention: [***]

Email:   [***]

and

XenoTherapeutics, Inc.

[***]

Attention: [***]

Email:   [***]

(b)	if to Parent or the Purchaser:

XOMA Royalty Corporation

[***]

Attention: [***]

Email:   [***]

with a copy (which does not constitute notice) to:

Gibson, Dunn & Crutcher LLP

[***]

Attention: [***]

Email:   [***]

9.6	Severability

If any provision, covenant or restriction of this Agreement is determined by a court of competent jurisdiction to be invalid, void, illegal or unenforceable in any respect, all other provisions, covenants and restrictions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any Party hereto. Notwithstanding anything else in this Agreement, no term or other provision herein shall require a Party to contravene applicable Law. Upon a determination that any term or other provision is invalid, void, illegal or incapable of being enforced or that a term or other provision would require a Party to contravene applicable Law, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

9.7	Obligation of Parent

Parent shall ensure that the Purchaser duly performs, satisfies and discharges on a timely basis each of the covenants, obligations and liabilities applicable to the Purchaser under this Agreement, and Parent shall be jointly and severally liable with the Purchaser for the due and timely performance and satisfaction of each of said covenants, obligations and liabilities.

9.8	No Third Party Beneficiaries

This Agreement is not intended to confer on any person other than the Parties, any rights or remedies except that Section 5.8 and 9.9 are (a) intended for the benefit of the persons specified therein as and to the extent applicable in accordance with its terms, and will be enforceable by each of such persons and his or her heirs, executors, administrators and other legal representatives and the Company will hold the rights and benefits of Section 5.8 and 9.9 in trust for and on behalf of such persons and the Company hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of such persons as directed by such persons, and (b) in addition to, and not in substitution for, any other rights that such persons may have by contract or otherwise.

9.9	No Liability

(a)

No director or officer of the Purchaser or Parent shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchaser or Parent.

(b)

No director or officer of the Company or its Subsidiary shall have any personal liability whatsoever to the Purchaser or Parent under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or its Subsidiary.

9.10	Entire Agreement

This Agreement, including, for greater certainty, the Schedules hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided herein or therein.

9.11	Equitable Remedies

The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by the Company, on the one hand, or the Purchaser or Parent on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Company, on the one hand, and the Purchaser and Parent on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each of the Parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, and to specifically enforce the terms and provisions of this Agreement, to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other Party under this Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. The Parties further agree that (a) by seeking the remedies provided for in this Section 9.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.11 are not available or otherwise are not granted, and (b) nothing set forth in this Section 9.11 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 9.11 prior or as a condition to exercising any termination right under Article 8 (and pursuing damages after such termination), nor shall the commencement of any Proceeding restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 8 or pursue any other remedies under this Agreement that may be available then or thereafter.

9.12	Assignment

This Agreement shall not be assigned by operation of Law or otherwise other than as expressly permitted by this Agreement. This Agreement may be assigned by the Company with the prior written consent of the Purchaser and may be assigned by the Purchaser and/or Parent with the prior written consent of the Company; provided that the Purchaser may assign all of or any part of its rights and/or obligations under this Agreement to an affiliate without the consent of the Company provided that the assignee delivers to the Company an instrument in writing executed by the assignee confirming that it is bound by the terms of this Agreement as if it were an original signatory and provided further that the Purchaser shall continue to be liable for any breach or default in performance by the assignee of this Agreement.

9.13	Governing Law and Jurisdiction

This Agreement shall be interpreted and enforced in accordance with, and the respective rights and obligations of the Parties shall be governed by, the laws of the Province of Québec and the federal laws of Canada applicable therein. Each of the Parties irrevocably and unconditionally (a) submits to the non-exclusive jurisdiction of the courts of the Province of Québec located in the judicial district of the City of Montréal over any action or proceeding arising out of or relating to this Agreement, (b) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts and (c) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.

9.14	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce more than one counterpart. The Parties shall be entitled to rely upon delivery of an executed facsimile, PDF email transmission or similar executed electronic copy of this Agreement, and such facsimile, PDF email transmission or similar executed electronic copy shall be legally effective to create a valid and binding agreement among the Parties.

9.15	Certain Assurances

(a)

XRC agrees to use its reasonable best efforts to cause Parent or Purchaser, as applicable, and, during the period between the date hereof and the Effective Date, to perform all of its agreements, covenants and obligations under this Agreement. XRC unconditionally and irrevocably guarantees to the Company the full and complete performance by Parent and Purchaser, as applicable, of its respective obligations under this Agreement including the due and punctual payment in full of any obligations of the Parent or Purchaser as and when due and payable pursuant to this Agreement. This obligation of XRC represents and absolute, present, primary, continuing and unconditional guarantee of payment and performance and not of collection. XRC hereby waives diligence, presentment, demand of performance, filing of any claim, any right to require any proceeding first against Parent or Purchaser, as applicable, protest, notice and all defenses and demands whatsoever in connection with the performance of its obligations set forth in this Section 9.15. XRC shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the agreements, covenants and obligations of Parent and Purchaser, as applicable, under this Agreement. XRC’s obligations hereunder shall not be subject to any reduction, limitation, impairment, or termination for any reason (other than by indefeasible payment in performance in full thereof).

(b)

XRC hereby makes to the Company the representations and warranties set out in Schedule D to this Agreement and acknowledge that the Company is relying upon these representations and warranties in connection with entering into this Agreement. The representations and warranties of XRC contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

9.16	Language

The Parties confirm their express wish that this Agreement and the related documents be drawn up in English. Les parties confirment leur volonté expresse que cette entente ainsi que tous les documents qui s’y rattachent soient rédigés en anglais.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written, by the duly authorized representatives of the Parties hereto.

XENOTHERAPEUTICS, INC.

By:	/s/ Jon Adkins
Name: Jon Adkins
Title: President & Co-Founder

XENO ACQUISITION CORP.

By:	/s/ Jon Adkins
Name: Jon Adkins
Title: President, Secretary and Treasurer

REPARE THERAPEUTICS INC.

By:	/s/ Steve Forte
Name: Steve Forte
Title: Director, President, CEO and CFO

solely for the purposes of Section 9.15 hereof, XOMA ROYALTY CORPORATION

By:	/s/ Owen Hughes
Name: Owen Hughes
Title: Chief Executive Officer

SCHEDULE A

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER CHAPTER XVI – DIVISION II OF THE BUSINESS CORPORATIONS ACT (QUÉBEC)

ARTICLE 1

INTERPRETATION

1.1	Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):

(a)	“Affected Securities” means the Common Shares, the Incentive Securities and the Warrant.

(b)	“Affected Securityholders” means the Shareholders, the holders of Incentive Securities and the holder of the Warrant.

(c)	“AMF” means the Autorité des marchés financiers (Québec).

(d)

“Arrangement” means an arrangement under Chapter XVI – Division II of the QBCA in accordance with the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

(e)

“Arrangement Agreement” means the arrangement agreement dated as of November 14, 2025 among Parent, the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

(f)	“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Meeting.

(g)

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the QBCA to be sent to the Enterprise Registrar after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in a form satisfactory to the Company and the Purchaser, each acting reasonably.

(h)

“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of Québec, and (ii) a day on which banks are generally closed in the City of Montréal, Québec, Canada, or the City of Boston, Massachusetts, United States.

(i)	“Cash Amount” means an amount equal to (i) the Closing Net Cash as of the Cash Determination Time divided by (ii) the Company Outstanding Shares.

(j)	“Cash Determination Time” means the time immediately prior to the Effective Time.

(k)	“Certificate of Arrangement” means the certificate giving effect to the Arrangement issued by the Enterprise Registrar in accordance with the QBCA in respect of the Articles of Arrangement.

(l)	“Closing Cash Calculation” has the meaning specified in the Arrangement Agreement.

(m)	“Closing Net Cash” has the meaning specified in the Arrangement Agreement.

(n)	“Common Shares” means the common shares in the capital of the Company.

(o)	“Company” means Repare Therapeutics Inc., a corporation existing under the laws of the Province of Québec.

(p)

“Company Outstanding Shares” means the total number of issued and outstanding Common Shares at the Effective Time, on a partially diluted basis taking into account the Common Shares issuable upon exercise of all Options and upon settlement of all RSUs.

(q)	“Consideration” means, per Common Share, the Cash Amount payable by the Company pursuant to the Distribution plus one CVR issuable by the Purchaser.

(r)	“Court” means the Superior Court of Québec, Commercial Division.

(s)

“CVR” means a contingent value right, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement.

(t)

“CVR Agreement” means the contingent value rights agreement to be entered into on or prior to the Effective Date by Parent, Purchaser and the Rights Agent, in substantially the form attached as Schedule F to the Arrangement Agreement.

(u)

“Depositary” means Computershare Investor Services Inc. or such other person as the Company and the Purchaser may agree to appoint to as depositary for the Common Shares in relation to the Arrangement, each acting reasonably.

(v)	“Dissent Rights” has the meaning specified in Section 3.1.

(w)

“Dissenting Shareholder” means a registered holder of Common Shares as of the Record Date who has duly and validly exercised its Dissent Rights in accordance with Section 3.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.

(x)	“DRS Advice” means a direct registration statement advice.

(y)	“Effective Date” means the date on the Certificate of Arrangement.

(z)	“Effective Time” means 12:01 a.m. (Montréal Time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.

(aa)

“Encumbrance” means any encumbrance, lien, mortgage, charge, hypothec, pledge, title retention agreement, security interest of any nature, prior claim, adverse interest, adverse claim, exception, reservation, servitude, right of occupation, any matter capable of registration against title, option, right of pre-emption, right of first refusal, privilege, other third-party interest or encumbrance of any kind or any Contract to create any of the foregoing, in each case, whether contingent or absolute.

(bb)	“Enterprise Registrar” means the enterprise registrar (Registraire des entreprises) appointed by the Minister of Employment and Social Solidarity (Québec);

(cc)	“Equity Incentive Plan” means the Repare Therapeutics Inc. 2020 Equity Incentive Plan;

(dd)	“Fair Value” means with regard to a Common Share, the fair value of such Common Share at the Effective Time (taking into consideration the Distribution).

(ee)

“Final Order” means the final order of the Court, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably).

(ff)	“Governmental Entity” means:

(i)	any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi-government, administrative, judicial or regulatory authority (including any Securities Authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

(ii)	any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court;

(iii)	any stock exchange; or

(iv)	any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf.

(gg)	“Incentive Securities” means the Options and the RSUs.

(hh)

“Incentive Securities Cash Balance” means the balance of the aggregate Cash Amount allocated to the holders of Incentive Securities following the payments made pursuant to both Section 2.3(b) and Section 2.3(c).

(ii)	“Incentive Securities Consideration” means, per Incentive Security, the Cash Amount plus one (1) CVR issuable by the Purchaser.

(jj)

“Interim Order” means the interim order of the Court, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably.

(kk)

“Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter.

(ll)	“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Shareholders in connection with the Arrangement.

(mm)

“Meeting” means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.

(nn)	“Option Plan” means the Repare Therapeutics Inc. Amended and Restated Option Plan.

(oo)	“Options” means outstanding options to acquire Common Shares under the Option Plan or the Equity Incentive Plan, as applicable.

(pp)	“Parties” means the Company, Parent and the Purchaser and “Party” means any one of them.

(qq)

“person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

(rr)

“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

(ss)

“Purchaser” means Xeno Acquisition Corp., a corporation existing under the laws of Delaware, or, in accordance with Section 9.12 of the Arrangement Agreement, any of its successors or permitted assigns.

(tt)	“QBCA” means the Business Corporations Act (Québec).

(uu)	“Record Date” means the record date for determining Shareholders entitled to vote at the Meeting.

(vv)	“RSUs” means the restricted share units issued under the Equity Incentive Plan.

(ww)	“SEC” means the U.S. Securities and Exchange Commission.

(xx)	“Securities Authorities” means, collectively, the AMF and the SEC;

(yy)	“Securityholders” means the Shareholders and the holders of Incentive Securities;

(zz)	“Shareholders” means the holders of Common Shares.

(aaa)	“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder.

(bbb)	“Warrant” means that certain warrant of the Company to purchase up to 35,000 Common Shares dated November 7, 2024 issued to ASTR Partners LLC and evidenced by warrant certificate CSW-#1.

1.2	Certain Rules of Interpretation

In this Plan of Arrangement, unless otherwise specified:

(a)	references to “herein,” “hereby,” “hereunder,” “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)	references to an “Article,” “Section” or a “Schedule” are references to an Article, Section of or Schedule to this Agreement;

(c)	words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders;

(d)	the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)

references to any legislation or to any provision of any legislation shall include any legislative provision substituted therefor and all regulations, resolutions, rules and interpretations issued thereunder or pursuant thereto, in each case as the same may have been or may hereafter be amended or re-enacted from time-to-time unless stated otherwise;

(f)

references to any agreement or document shall be to such agreement or document (together with all schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time-to-time;

(g)	wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation,” respectively;

(h)	the words “the aggregate of,” “the total of,” “the sum of,” or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”;

(i)	time is of the essence in the performance of the Parties’ respective obligations; and

(j)

unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

ARTICLE 2

THE ARRANGEMENT

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of and forms part of the Arrangement Agreement, and constitutes an arrangement under Chapter XVI – Division II of the QBCA.

2.2	Binding Effect

This Plan of Arrangement and the Arrangement, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective and be binding on the Company, Parent, the Purchaser, all registered and beneficial Shareholders (including Dissenting Shareholders), holders of Incentive Securities, the holder of the Warrant, the registrar and transfer agent of the Company, the Depositary and all other applicable persons, at and after the Effective Time, in each case without any further act or formality required on the part of any person. The Certificate of Arrangement shall be conclusive evidence that this Plan of Arrangement has become effective and that each of the provisions of Section 2.3 has become effective in the sequence set out therein.

2.3	Arrangement

Commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, effective as at five-minute intervals starting at the Effective Time, except as indicated otherwise:

(a)

the Company shall reduce its issued share capital maintained in respect of the Common Shares by an aggregate amount equal to the aggregate Cash Amount payable to the Shareholders plus the Incentive Securities Cash Balance and distribute to the Shareholders an amount per Common Share equal to the sum of (i) the Cash Amount, plus (ii) (A) the Incentive Securities Cash Balance divided by (B) the number of issued and outstanding Common Shares as at immediately prior to the Effective Time;

(b)

concurrently with step (a) above, each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan or the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, with such amount to be paid to the applicable holders in accordance with Section 4.1(d), and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Incentive Securities Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;

(c)

concurrently with step (a) above, each RSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan governing such RSU or any award or similar agreement pursuant to which any RSUs were granted or awarded, as applicable, be deemed to be unconditionally vested and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount, with such amount to be paid to the applicable holders in accordance with Section 4.1(d), and (ii) one CVR, and such RSU shall immediately be cancelled and all of the Company’s obligations with respect to each such RSU shall be deemed to be fully satisfied;

(d)

concurrently with step (a) above, (i) each holder of Incentive Securities shall cease to be a holder of such Incentive Securities, (ii) such holder’s name shall be removed from each applicable register, (iii) the Equity Incentive Plan, Option Plan and any and all award or similar agreements relating to the Incentive Securities shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Incentive Securities and thereafter have only the right to receive the Incentive Securities Consideration to which they are entitled pursuant to Section 2.3(b) and Section 2.3(c), as applicable, at the time and in the manner specified in Section 2.3(b), Section 2.3(c) and Section 4.1, as applicable;

(e)

concurrently with step (a) above, the Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of such Warrant and any subscription or similar agreement pursuant to which such Warrant was issued, be deemed to be transferred and surrendered by such holder to the Company, and such Warrant shall immediately be cancelled and all of the Company’s obligations with respect to such Warrant shall be deemed to be fully satisfied. For greater certainty, because the exercise price in respect of such Warrant is greater than the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Warrant the Consideration or any other amount in respect of such Warrant, and such Warrant shall be immediately cancelled and surrendered for no consideration. In addition, (i) the former holder of the Warrant shall cease to be a holder of such Warrant, (ii) such holder’s name shall be removed from the register of Warrants, (iii) the Warrant agreement and any and all subscription or similar agreements relating to the Warrant shall be terminated and shall be of no further force and effect; and (iv) such holder shall cease to have any rights as a holder in respect of such Warrant;

(f)

each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3, and:

(i)

such Dissenting Shareholder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid the Fair Value by the Purchaser for such Common Share set out in Section 3.1;

(ii)	such Dissenting Shareholder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

(g)

each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under Section 2.3(f), the Purchaser or any affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser of one CVR per Common Share, and:

(i)	each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid one CVR per Common Share;

(ii)	the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company; and

(h)

the exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3

RIGHTS OF DISSENT

3.1	Rights of Dissent

Each registered holder of Common Shares as of the Record Date may exercise dissent rights with respect to all Common Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Chapter XIV – Division I of the QBCA, as modified by this Section 3.1, the Interim Order and any other order of the Court, provided that, as a condition precedent to the exercise of Dissent Rights and notwithstanding Section 376 of the QBCA, the written notice setting forth such a registered Shareholder’s objection to the Arrangement Resolution and exercise of Dissent Rights must be received by the Company not later than 5:00 p.m. (Montréal time) two Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time). Each Dissenting Shareholder that duly exercises such holder’s Dissent Rights shall, notwithstanding anything to the contrary in Section 376 of the QBCA, be deemed to have transferred the Common Shares held by such holder and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Encumbrances (other than the right to be paid Fair Value for such Common Shares as set out in this Section 3.1), as provided in Section 2.3(f) and if they:

(a)

ultimately are entitled to be paid Fair Value for such Common Shares: (i) shall be deemed to have participated in the transactions in Section 2.3(a) and Section 2.3(f) (but not to have participated in the transaction in Section 2.3(g)); (ii) will be entitled to be paid the Fair Value of such Common Shares by the Purchaser, less any applicable withholdings pursuant to Section 4.3, which Fair Value, notwithstanding anything to the contrary contained in the QBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any other payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Common Shares; or

(b)

ultimately are not entitled, for any reason, to be paid Fair Value for such Common Shares, shall be deemed to have participated in the Arrangement on the same basis as a Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the consideration contemplated by Section 2.3(a) and Section 2.3(g) hereof that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.

3.2	Recognition of Dissenting Shareholders

(a)

In no circumstances shall the Purchaser, the Company or any other person be required to recognize a person exercising Dissent Rights in respect of any Common Shares unless such person is the registered holder of those Common Shares as of the Record Date and as of the deadline for exercising Dissent Rights in respect of which such rights are sought to be exercised.

(b)

For greater certainty, in no case shall the Purchaser, the Company or any other person be required to recognize Dissenting Shareholders as holders of Common Shares in respect of which Dissent Rights have been validly exercised after the completion of the transfer under Section 2.3(g), and the names of such Dissenting Shareholders shall be removed from the Company’s central securities register in respect of those Common Shares in respect which Dissent Rights have been validly exercised at the same time as the event described in Section 2.3(g) occurs.

(c)

In addition to any other restrictions under Chapter XIV – Division I of the QBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Incentive Securities, (ii) the holder of the Warrant, and (ii) holders of Common Shares who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution.

ARTICLE 4

CERTIFICATES AND PAYMENTS

4.1	Payment and Delivery of Consideration

(a)

The Company shall, following receipt of the Final Order and final agreement on the Closing Cash Calculation, and at least one Business Day prior to the Effective Date, provide or cause to be provided to, the Depositary sufficient funds to satisfy the aggregate Cash Amount and Incentive Securities Cash Balance payable to the Shareholders pursuant to this Plan of Arrangement, which funds shall be held by the Depositary in escrow as agent and nominee for such Shareholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably).

(b)

The Purchaser shall, following receipt of the Final Order, and at least one Business Day prior to the Effective Date, provide or cause to be provided to the Depositary CVRs to satisfy the aggregate number of CVRs payable in accordance herewith, which CVRs shall be held by the Depositary in escrow as agent and nominee for such Securityholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably).

(c)

Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(f) or Section 2.3(g), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, such Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, (i) the cash payment which such holder has the right to receive under the Plan of Arrangement for such Common Shares, without interest, less any amounts withheld pursuant to Section 4.3, and any certificate or DRS Advice so surrendered shall forthwith be cancelled; and (ii) the number of CVRs which such Shareholder has the right to receive under the Plan of Arrangement for such Common Shares.

(d)

As soon as practicable after the Effective Time, the Purchaser shall cause the Company or its Subsidiary (as applicable) to deliver to each former holder of Incentive Securities, (i) the Cash Amount, if any, net of applicable withholdings pursuant to Section 4.3 (and in the case of Options, net of the applicable exercise price thereof), that such holder is entitled to receive under this Plan of Arrangement, either (A) pursuant to the normal payroll practices and procedures of the Company or its Subsidiary, or (B) in the event that payment pursuant to the normal payroll practices and procedures of the Company or its Subsidiary is not applicable to or practicable for any such holder, by cheque (delivered to the address of such holder of Incentive Securities, as reflected on the register maintained by or on behalf of the Company in respect of Incentive Securities) or such other means as the Company may elect and (ii) the number of CVRs which such former holder of Incentive Securities has the right to receive under the Plan of Arrangement for such Incentive Securities. Notwithstanding that amounts under this Plan of Arrangement are calculated in U.S. dollars, the Company is entitled to make the payments contemplated in this Section 4.1(d) in the applicable currency in respect of which the Company customarily makes payment to such holder by using the applicable Bank of Canada daily exchange rate in effect on the Business Day immediately preceding the date of payment to such holder.

(e)

Until surrendered as contemplated by this Section 4.1, each certificate or DRS Advice that immediately prior to the Effective Time represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration which the holder is entitled to receive pursuant to this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate or DRS Advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, all Consideration to which such former Shareholder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(f)

Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Cash Amount and pro rata share of the Incentive Securities Cash Balance pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser for no consideration.

(g)

No Affected Securityholder shall be entitled (following the completion of the Plan of Arrangement) to receive any consideration with respect to such Affected Securities other than the cash payment, if any, which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than, in respect of Common Shares, the Distribution and any declared but unpaid dividends with a record date prior to the Effective Date. Other than the Distribution, no distribution (including any dividend) declared or made after the Effective Time with respect to any securities of the Company with a record date on or after the Effective Date shall be delivered to the holder of any unsurrendered certificate or DRS Advice which, immediately prior to the Effective Date, represented outstanding Common Shares that were transferred pursuant to Section 2.3.

4.2	Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will pay in exchange for such lost, stolen or destroyed certificate, the cash payment that such Shareholder has the right to receive in accordance with Section 2.3 and such Shareholder’s Letter of Transmittal. When authorizing such exchange for any lost, stolen or destroyed certificate, the person to whom such cash payment is to be delivered shall, as a condition precedent to the delivery of such cash payment, give a bond satisfactory to the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser may direct (acting reasonably), or otherwise indemnify the Purchaser and the Depositary in a manner satisfactory to the Purchaser and the Depositary (acting reasonably) against any claim that may be made against the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3	Withholding Rights

Notwithstanding anything to the contrary in the Arrangement Agreement, this Plan of Arrangement or the CVR Agreement, each Party, the Depositary, their respective affiliates, or any other person that makes a payment under the Arrangement Agreement, this Plan of Arrangement or the CVR Agreement, as applicable, shall be entitled to deduct and withhold from any Consideration or other amount payable or otherwise deliverable to any person, including Shareholders exercising Dissent Rights, former Shareholders and holders of Incentive

Securities, pursuant to the Arrangement Agreement, this Plan of Arrangement, or the CVR Agreement such Tax or other amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom in accordance with the Tax Act or any other provisions of any applicable Laws or the administrative practice of any Governmental Entity. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under the Arrangement Agreement this Plan of Arrangement or the CVR Agreement as having been paid to the person in respect of which such deduction or withholding was made. Any such deducted or withheld amounts shall be remitted to the appropriate Governmental Entity as required by applicable Law.

4.4	No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Encumbrances or other claims of third parties of any kind.

4.5	Calculations

All aggregate amounts of cash consideration to be received under this Plan of Arrangement will be calculated to the nearest cent ($0.01). All calculations and determinations made in good faith by the Purchaser, the Company or its Subsidiary, or the Depositary, as applicable, for the purposes of this Plan of Arrangement shall be conclusive, final and binding.

ARTICLE 5

AMENDMENTS

5.1	Amendments to Plan of Arrangement

(a)

The Company and the Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Purchaser and the Company (subject to the Arrangement Agreement), each acting reasonably, (iii) be filed with the Court and, if made following the Meeting, approved by the Court, and (iv) be communicated to Shareholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Meeting (provided that the Purchaser or the Company (subject to the Arrangement Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders in the manner directed by the Court.

(d)	The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 6

PARAMOUNTCY

From and after the Effective Time (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Incentive Securities and the Warrant, (b) the rights and obligations of registered and beneficial holders of Common Shares (including Dissenting Shareholders), Incentive Securities and the Warrant, and the Company, the Purchaser, the Depositary and any trustee or registrar and transfer agent for the Common Shares, Incentive Securities and the Warrant, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Incentive Securities and the Warrant shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 7

FURTHER ASSURANCES

7.1	Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

SCHEDULE B

ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

(a)

The arrangement (the “Arrangement”) under Chapter XVI – Division II of the Business Corporations Act (Québec) (the “QBCA”) of Repare Therapeutics Inc. (the “Company”), pursuant to the arrangement agreement (as it may from time to time be amended, modified or supplemented, the “Arrangement Agreement”) between the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp. and Xoma Royalty Corporation dated November 14, 2025, all as more particularly described and set forth in the management information circular of the Company dated •, 2025 (the “Circular”) and as it may from time to time be amended, modified or supplemented in accordance with the Arrangement Agreement, is hereby authorized, approved and adopted.

(b)

The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Appendix • to the Circular, is hereby authorized, approved and adopted.

(c)

The (i) Arrangement Agreement and all transactions contemplated therein, (ii) actions of the directors of the Company in approving the Arrangement Agreement, and (iii) actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, and causing the performance by the Company of its obligations thereunder, are hereby ratified and approved.

(d)

The Company is hereby authorized to apply for a final order from the Superior Court of Québec (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(e)

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of the Company or that the Arrangement has been approved by Court, the directors of the Company are hereby authorized and empowered, at their discretion, without notice to or approval of the shareholders of the Company, (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

(f)

Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to make or cause to be made an application to the Court for an order approving the Arrangement and to deliver or file all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

(g)

Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and deliver or cause to be executed and delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

SCHEDULE C

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PARENT

1.	Organization

Each of the Purchaser and Parent is duly incorporated and is a company validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power, authority and legal capacity to own or to hold the Common Shares and to complete the transactions to be completed by it as contemplated in this Agreement. The Purchaser is duly registered, qualified or otherwise authorized to do business in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such registration, qualification or authorization necessary, except where the failure to be so registered or in good standing would not reasonably be expected to prevent or materially impede the ability of the Purchaser to consummate the Contemplated Transactions.

2.	Authority

Each of the Purchaser and Parent has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of the Purchaser and Parent and is a valid and binding agreement of the Purchaser and Parent enforceable against each of them by the Company in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws and to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings of the Purchaser or Parent are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby.

3.	No Violation

(a)

The execution and delivery by the Purchaser and Parent of this Agreement and the performance by each of the Purchaser and Parent of its obligations under this Agreement and the acquisition of Common Shares pursuant to the Arrangement, will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of:

(i)	the Purchaser’s or Parent’s Constating Documents;

(ii)

any applicable Laws, except to the extent that the violation or breach of, or default under, any applicable Laws, would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of the Purchaser or Parent to perform its obligations under this Agreement; or

(iii)	any Order.

(b)

The execution and delivery by the Purchaser of this Agreement and the performance of its obligations hereunder and the consummation by the Purchaser of the Arrangement and the transactions contemplated hereby do not require any Authorization or other action by or in respect of, or filing with or notification to, any Governmental Entity by the Purchaser other than (i) the Regulatory Approvals; (ii) the Interim Order and the Final Order; (iii) filings under the QBCA in respect of the Arrangement; and (iv) any Authorizations which, if not obtained, or any other actions by or in respect of, or filings with, or notifications to, any Governmental Entity which, if not taken or made, would not be reasonably be expected to, individually or in the aggregate, prevent or materially impede the ability of the Purchaser to consummate the Contemplated Transactions.

4.	Residency

The Purchaser is a non-resident of Canada for the purposes of the Tax Act.

5.	Regulatory Matters

As calculated in accordance with the Competition Act (Canada) and the regulations thereto, the Purchaser and its affiliates (as that term is defined in the Competition Act (Canada)) have assets in Canada with a book value of less than $200 million and generate annual gross revenues from sales in, from or into Canada of less than $200 million.

6.	Litigation

There are no material investigations, actions, suits or proceedings at Law or in equity or by or before any Governmental Entity now pending against or affecting the Purchaser (or its properties or assets) reasonably likely to prevent or materially delay consummation of the Contemplated Transactions.

7.	Compliance with Laws

The Purchaser is in compliance with all applicable Laws, except for non-compliances which would not reasonably be expected to prevent or materially delay the completion of the Arrangement by the Purchaser.

8.	Sufficient Funds

The Purchaser has (or has available to it), and will have as of the Effective Time sufficient cash available to pay all amounts to be paid by the Purchaser in connection with this agreement, including the Purchaser’s costs and expenses on the terms and conditions contained in this Agreement, and there is not, nor will there be, any restriction on the use of such cash or cash equivalents for such purpose. In no event shall the receipt or availability of any funds or financing by or to Purchaser or any of their respective affiliates or any other financing transaction be a condition to any of the obligations of Purchaser hereunder.

SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF XRC

9.	Organization

XRC is duly incorporated and is a company validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power, authority and legal capacity to own or to complete the transactions to be completed by it as contemplated in this Agreement.

10.	Authority

XRC has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by XRC and is a valid and binding agreement of XRC enforceable against it by the Company in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws and to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings of XRC are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby.

11.	No Violation

(a)

The execution and delivery by XRC of this Agreement and the performance by XRC of its obligations under this Agreement will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of:

(i)	XRC’s Constating Documents;

(ii)

any applicable Laws, except to the extent that the violation or breach of, or default under, any applicable Laws, would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of XRC to perform its obligations under this Agreement; or

(iii)	any Order.

12.	Residency

XRC is resident in the jurisdiction set out on the first page of this Agreement.

SCHEDULE E

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

1.	Organization

Company and its Subsidiary are each a corporation duly incorporated or continued, as applicable, and validly existing and in good standing under the laws of the jurisdiction of its governing jurisdiction. The Company and its Subsidiary each have full corporate power and capacity to own and lease its property and to carry on its business. The Company and its Subsidiary are each duly qualified, licensed or registered to carry on business in the jurisdictions in which it carries on business and owns property where so required by the laws of such jurisdictions and is not otherwise precluded from carrying on business or owning property in such jurisdictions by any other commitment, agreement, or document. True and complete copies of the Constating Documents of the Company and its Subsidiary have been disclosed to the Purchaser and no action has been taken to amend or supersede such documents.

2.	Capitalization

(a)

The Company is authorized to (i) issue an unlimited number of Common Shares, of which 42,985,755 Common Shares are issued and outstanding as of the date hereof and (ii) an unlimited number of preferred shares, issuable in series, none of which are issued and outstanding as of the date hereof. All of the issued and outstanding Common Shares are fully paid and non-assessable and have been duly and validly authorized and issued. As of the date hereof, there were (A) 9,597,847 Common Shares issuable upon the exercise of outstanding Options under the Equity Incentive Plan and the Option Plan, (B) 236,473 Common Shares issuable on settlement of outstanding RSUs, and (C) 35,000 Common Shares issuable upon the exercise of the Warrant. No other securities of the Company are issued and outstanding other than the Common Shares and the Convertible Securities referred to in this paragraph 2(a). The Company has provided to the Purchaser, for all of the outstanding Incentive Securities, a true and complete list setting out the name of each holder of an Incentive Security, the number of Incentive Securities held by such person and the exercise price (as applicable), date of grant, vesting schedule and expiry date of each such Incentive Security, as well as a true and complete copy of the Equity Incentive Plan and the Option Plan.

(b)

All outstanding Common Shares and the Common Shares to be issued on the exercise or settlement of Incentive Securities and the Warrant have been duly authorized. The outstanding Common Shares are, and the Common Shares to be issued on the exercise of Incentive Securities and the Warrant will be when issued, validly issued and outstanding as fully paid and non-assessable shares.

(c)

Except as set forth in Schedule 2(c) to the Disclosure Letter, there are no outstanding bonds, debentures or other evidence of indebtedness of the Company or any Subsidiary of the Company having the right to vote (or that are convertible for or exercisable into securities having the right to vote) with the holders of the Common Shares on any matter. There are no outstanding obligations of the Company or any Subsidiary of the Company to repurchase, redeem or otherwise acquire any outstanding Common Shares or with respect to the voting or disposition of any outstanding securities of the Company or any Subsidiary of the Company.

(d)

Except as set forth in Schedule 2(d) to the Disclosure Letter, no holder of securities issued by the Company or any Subsidiary of the Company has any right to compel the Company to register or otherwise qualify securities for public sale in Canada, the United States or elsewhere.

(e)

The rights, privileges, restrictions and conditions attached to the Common Shares of the Company are as set out in the articles of incorporation of the Company together with any amendments thereto or replacements thereof.

(f)

Except as set out in Schedule 2(f) to the Disclosure Letter, no Shareholder has any existing participation right or pre-emptive right or right of first refusal in respect of the allotment and issuance of any unissued or other shares of the Company.

3.	Authority

The Company has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company by the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby, other than the Required Shareholder Approval, the Interim Order and the Final Order.

4.	No Violation

(a)	The execution and delivery by the Company of this Agreement and the performance by it of its obligations under this Agreement and the acquisition of Common Shares pursuant to the Arrangement will not:

(i)

result (with or without notice or the passage of time) in a material violation or breach of or constitute a default under, require an Authorization to be obtained under or give rise to any third party right of termination, amendment, cancellation, acceleration, penalty or payment obligation or right of purchase or sale or pre-emptive or participation right under, any provision of:

(A)	its or its Subsidiary’s Constating Documents;

(B)	the Material Contracts;

(C)	any applicable Laws;

(D)	any note, bond, mortgage, indenture, instrument, Contract, agreement, lease, Authorization or government grant or license to which the Company or its Subsidiary is party or by which it is bound; or

(E)	any Order;

(ii)

give rise to any right of termination, amendment, acceleration or cancellation of indebtedness of the Company or any Subsidiary of the Company, or cause any credit available to the Company or any Subsidiary of the Company which is material to the Company and the Subsidiary of the Company, taken as a whole, to cease to be available, or cause any security interest in any assets of the Company or the Subsidiary of the Company to become enforceable or realizable;

(iii)

give rise to any or other change of any right or obligation or the loss of any benefit to which the Company or the Subsidiary is entitled (including by triggering any rights of first refusal or first offer, change in control provision or other restriction or limitation) under any such note, bond, mortgage, indenture, Contract, agreement, lease, Authorization or government grant or license; or

(iv)	result in the imposition of any Encumbrance upon any assets of the Company or the Subsidiary.

(b)

No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained by the Company in connection with the consummation of the Contemplated Transactions or the Distribution other than those which are expressly contemplated by the Plan of Arrangement and this Agreement and except as would not, individually or in the aggregate, reasonably be expected to be material to the Company or be reasonably likely to materially delay the consummation of the Contemplated Transactions.

(c)	To the knowledge of the Company, there are no pending changes to applicable Laws or governmental position that could reasonably be expected to materially affect the Discontinuance.

5.	Subsidiaries

The Company has no subsidiaries and no direct or indirect interest in any other corporation, association, incorporated joint venture or other entity, other than the Subsidiary. The Company owns, directly or indirectly, as sole registered and beneficial owner, all of the outstanding shares of the Subsidiary, all of which are validly issued, fully paid, non-assessable and are beneficially owned by the Company free and clear of any Encumbrances and no such shares or interests have been issued in violation of any pre-emptive or similar rights or any applicable Laws. No person holds any securities convertible into or exchangeable for any shares of the Subsidiary or has any Contract, agreement, entitlement, understanding, commitment, warrant, option or right (contingent or otherwise) for the purchase or other acquisition of any unissued shares, other securities or other ownership interest, legal or beneficial, of the Company or the Subsidiary, and other than in respect of Common Shares issuable upon exercise or settlement, as applicable, of the Incentive Securities and the Warrant, the conversion of indebtedness or the exercise or conversion of Convertible Securities (each as referred to in paragraph 2 above). There are no outstanding or authorized equity appreciation, contingent value, phantom equity, profit participation, or similar rights with respect to the Subsidiary. There are no voting trusts, proxies, or other Contracts with respect to the voting of the ownership interests of the Subsidiary.

6.	Corporate Records

The corporate records and minute books of the Company and its Subsidiary, which have been made available to the Purchaser, are complete and true and correct in all material respects and such minute books contain copies of minutes of all meetings of the directors, committees of directors and holders of Common Shares and of all written resolutions of such directors, committees and holders of Common Shares, other than minutes of meetings which are in draft form.

7.	Public Filings

The Company has timely filed all documents or information required to be filed by it under applicable Securities Laws and by Nasdaq except as the lack of a timely filing has not or would not, individually or in the aggregate reasonably be expected to be, individually or in the aggregate, material pursuant to applicable Securities Laws. All of the Company Public Documents, as of their respective dates (and as of the dates of any amendments thereto), complied as to both form and content in all material respects with the requirements of applicable Securities Laws and did not contain any Misrepresentation or were amended on a timely basis to correct Misrepresentations or deficiencies identified by securities commissions or Securities Authorities. All of the Company Public Documents are publicly available on SEDAR+ and EDGAR. The Company has not filed any confidential material change report with any Securities Authority that at the date hereof remains confidential. Other than in respect of the transactions contemplated by this Agreement, there is no material fact concerning the Company which has not been disclosed in the Company Public Documents filed and available on SEDAR+ and EDGAR on or before the date hereof.

8.	Financial Statements

The Financial Statements have been, and all financial statements of the Company that are publicly filed prior to the Effective Time will be, prepared in accordance with GAAP throughout and complied in all material respects, as of their respective dates of filing, with the applicable published rules and regulations of the Nasdaq and under applicable Securities Laws with respect thereto, and the Financial Statements, together with the applicable certifications filed by the Company in connection with the Financial Statements in accordance with Securities Laws, present fairly, in all respects, the financial condition of the Company and the Subsidiary for the applicable periods then ended. Such financial statements as of the respective dates thereof reflect appropriate and adequate reserves in accordance with GAAP in respect of contingent liabilities, if any, of the Company and the Subsidiary. The Company does not intend to correct or restate, nor, to the knowledge of the Company, is there any basis for any correction or restatement of any aspect of the Financial Statements.

9.	Off-Balance Sheet Financing

Except as set forth in Schedule 9 of the Disclosure Letter, there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Company with unconsolidated entities or other persons.

10.	Independence of Auditors

The auditors of the Company are independent public accountants as required under Canadian Securities Laws. There has not been a “reportable event” (within the meaning of applicable Securities Laws) with the present or any former auditor of the Company.

11.	Liabilities and Indebtedness

(a)

Except as disclosed in the Company Public Documents, neither the Company nor any Subsidiary of the Company has any material liabilities or obligations of any nature (whether indirect or direct, accrued, absolute, contingent or otherwise), or any obligation to issue any debt securities, or guarantee, endorse or otherwise become responsible for, the obligations of any other person, other than any such liabilities or obligations incurred in connection with the Discontinuance since September 30, 2025 or pursuant to the terms of this Agreement.

(b)

Except as disclosed in Schedule 11 to the Disclosure Letter, the Company is not party to or bound by or subject to: (i) any bond, debenture, promissory note, credit facility or other similar Contract evidencing indebtedness or potential indebtedness for borrowed money; or (ii) any Contract, whether written or oral, to create, assume or issue any of the foregoing.

12.	Brokerage Fees

(a)

Except for the Financial Advisor, whose fees, commission and expenses are the sole responsibility of the Company, and which have been disclosed to the Purchaser, the Company has not retained nor will it retain any financial advisory, broker, agent or finder or paid or agreed to pay any financial advisory, broker, agent or finder on account of this Agreement or any transaction contemplated hereby. Other than the foregoing, the Company has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finders’ fees, agents’ commission or other similar forms of compensation with respect to the transactions contemplated by this Agreement.

(b)	The Company has delivered to the Purchaser true and correct copies of all agreements between the Company and the Financial Advisor.

13.	Books and Records

(a)	The financial books, records and accounts of the Company and its Subsidiary, in all material respects:

(i)	have been maintained in accordance with GAAP;

(ii)	are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiary as at the respective dates thereof; and

(iii)	accurately and fairly reflect the basis for the financial statements of the Company at the relevant time.

(b)	Neither the Company nor any Subsidiary of the Company has maintained or maintains any slush fund, off-book account, or unrecorded transactions.

14.	Absence of Certain Changes or Events

(a)

Since September 30, 2025, except as disclosed in the Company Public Documents and except as set forth in Schedule 14 to the Disclosure Letter, other than in connection with the Discontinuance, the Company has not:

(i)

paid or satisfied any material obligation or liability, absolute or contingent, other than current liabilities or obligations disclosed in the Financial Statements and in connection with the Discontinuance;

(ii)

declared, set aside or paid any dividend, redeemed or repurchased any outstanding shares, or made any distribution of its properties or assets to its Shareholders, other than salaries, fees and other compensation paid in each case in connection with the Discontinuance;

(iii)	suffered a loss, destruction or damage to any of its assets, whether or not insured, that is material to the Company;

(iv)	authorized or agreed to any change in the terms and conditions of employment of its personnel, including any Employee Plan, other than changes disclosed to the Purchaser in writing;

(v)	entered into any collective bargaining agreement or Contract with any employee association, trade union, labour organization or similar entity;

(vi)	waived or cancelled any right, claim or debt owed to it;

(vii)	transferred, assigned, sold or otherwise disposed of any of its assets exceeding $1,000,000 in value in the aggregate;

(viii)

incurred or assumed or guaranteed any liability, obligation or expenditure of any nature, absolute or contingent, other than liabilities incurred in connection with the Discontinuance and in an amount less than $1,000,000 in the aggregate;

(ix)

committed to make or perform any capital expenditures or maintenance or repair projects, except for capital expenditures or maintenance or repair projects incurred in connection with the Discontinuance with a value not greater than $1,000,000 in the aggregate;

(x)	entered into any commitment or transaction not in connection with the Discontinuance;

(xi)	entered into or authorized or agreed to any material changes in any Material Contract;

(xii)	entered into any Contract with a Related Party;

(xiii)	made or agreed to make any bonus or profit-sharing distribution or similar payment of any kind, other than bonuses to employees in connection with the Discontinuance;

(xiv)	arranged any debt financing or incurred or materially increased its indebtedness for borrowed money;

(xv)	made any change in any method of accounting or auditing practice except as disclosed in the Financial Statements;

(xvi)

hypothecated, pledged, subjected to an Encumbrance, granted a security interest in or otherwise encumbered any of its material assets whether tangible or intangible other than in connection with the Discontinuance;

(xvii)	made any material gift of money or of any property or assets to any individual or person; or

(xviii)	authorized, agreed or otherwise become committed to do any of the foregoing.

15.	Derivative Transactions

Neither the Company nor its Subsidiary has any material obligations or liabilities, direct or indirect, vested or contingent in respect of any streaming transactions, rate swap transactions, basis swaps, forward rate transactions, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cross-currency rate swap transactions or currency options or other similar transactions (including any option with respect to any such transactions) or any combination of such transactions.

16.	Employment and Consultant Matters

(a)	The Company and its Subsidiary have been and are in material compliance with all written employment, consulting or management services Contract to which it or its Subsidiary is a party.

(b)

Neither the Company nor its Subsidiary is bound by or a party to any collective bargaining agreement or other written Contract with an employee association, trade union, labour organization or similar entity. No employee association, trade union, labour organization or similar entity holds bargaining rights with respect to any employees of the Company by way of certification, interim certification, voluntary recognition, or succession rights, or has applied or, to the knowledge of the Company, threatened to apply to be certified as the bargaining agent of any employees of the Company or the Subsidiary. There are no pending or, to the knowledge of the Company, threatened applications by any trade union to have the Company or its Subsidiary declared a related successor, or common employer pursuant to applicable Law in any jurisdiction in which the Company or its Subsidiary carries on business. No labour dispute, unfair labour practice complaint, organizing effort, work stoppage or labour strike impacting the employees of the Company or its Subsidiary exists, or is pending or, to the knowledge of the Company, is threatened or reasonably anticipated.

(c)

All profit sharing, equity or phantom-equity compensation plans are disclosed in the Company Public Documents. Schedule 16(c) of the Disclosure Letter lists all other written Employee Plans, other than individual stock option or restricted stock unit grant notices, stock option or restricted stock unit agreements, at-will employment offer letters, at-will employment agreements, and consulting agreements, in each case, which are on substantially the same form(s) set forth on Schedule 16 of the Disclosure Letter. No Employee Plan is, or has any liability in relation to: a “registered pension plan,” a “registered retirement savings plan,” a “deferred profit sharing plan,” a “tax-free savings account,” or a “retirement compensation arrangement,” as such terms are defined in subsection 248(1) of the Tax Act. No Employee Plan provides for or has any current or contingent obligation to provide any post-retirement medical, life insurance or other welfare benefits for former or retired employees or their beneficiaries, except pursuant to applicable Law (including, for greater certainty, the common law).

(d)

The Company and its Subsidiary have been and are in material compliance with all applicable Laws with respect to employment, labour, workers’ compensation, occupational health and safety, privacy, immigration, the administration, registration and funding of the Employee Plans as well as their terms, in each case, in all material respects, and there are no current, pending or, to the knowledge of the Company, threatened proceedings before any Governmental Entity with respect to any of the employees, non-employee service providers or Employee Plans of the Company or its Subsidiary. There are no complaints, claims, charges, levies, investigations or penalties outstanding, nor are there any orders, decisions, directions or convictions currently registered or outstanding by any Governmental Entity against or in respect of the Company or its Subsidiary under or in respect of any such Laws.

(e)

Schedule 16(e) of the Disclosure Letter sets forth a true and complete list of the employees of the Company and its Subsidiary, including the following details by employee: (i) unless prohibited by privacy laws, name; (ii) position; (iii) employment status (full-time or part-time, as applicable); (iv) location (i.e., state/province, and country); (v) hire date; (vi) total compensation, including base salary, bonuses and incentive compensation; (vii) overtime eligibility and accruals; (viii) annual vacation or other paid time entitlements and accruals; (ix) status as active or inactive, and if inactive, the type of leave, their expected date of return to work, if known, and whether the employee is in receipt of disability benefits or workers’ compensation benefits. Other than set out on the aforementioned list, no employees are on a leave of absence or otherwise an inactive employee or providing services to the Company or its Subsidiary pursuant to a work permit, work visa or similar authorization.

(f)

Schedule 16(f) of the Disclosure Letter sets forth a true and complete list of all consultants, independent contractors, or any individual in a similar non-employee capacity engaged by the Company or its Subsidiary, including their names, fees, any other form of compensation, and whether they are subject to a written agreement. All individuals who have provided services to the Company or its Subsidiary as consultants, independent contractors, or in a similar non-employee capacity have been properly classified and compensated as non-employees for purposes of all applicable Laws and do not participate in any Employee Plans and the Company or its Subsidiary has not received, nor are there any pending or, to the knowledge of the Company, threatened notices from any person disputing such classification.

(g)

All amounts due or accrued for all salary, wages, bonuses, commissions, vacation with pay, sick days, termination and severance pay and other similar accruals have either been paid or properly accrued and are accurately reflected in the books and/or records of the Company or its Subsidiary.

(h)

Except as disclosed in Schedule 16(h) of the Disclosure Letter, neither the Company nor its Subsidiary is subject to any material claim for wrongful dismissal, constructive dismissal or any other material claim, complaint or litigation relating to employment, discrimination or termination of employment of any current or former employee or relating to any failure to hire a candidate for employment.

(i)

The Company and its Subsidiary are each registered with the applicable workplace safety and insurance board or workers’ compensation board, if required and as applicable. There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workplace safety and insurance legislation or plan. No audit of the Company or its Subsidiary is currently being performed pursuant to the applicable worker health and safety legislation and regulations or any comparable applicable Laws. There are no charges pending under applicable worker health and safety legislation and regulations in respect of the Company or its Subsidiary. The Company and its Subsidiary have complied with any orders issued under applicable worker health and safety legislation and regulations and there are no appeals of any orders under applicable worker health and safety legislation and regulations currently outstanding. There have been no critical or fatal accidents involving current or former employees in the past three (3) years.

(j)

Neither the Company nor its Subsidiary is engaged with any personnel placement agency, and there are no outstanding, pending or to the knowledge of the Company, threatened claims, complaints, investigations or orders relating to the employment of any personnel agency employees.

(k)

The Company and its Subsidiary, if required to comply with all legal obligations, have investigated all workplace harassment and workplace violence allegations and claims of which the Company and its Subsidiary are aware, relating to employees and former employees of the business. With respect to each such substantiated allegation or claim, the Company and its Subsidiary, as applicable, have taken corrective action that is reasonably calculated to prevent further workplace harassment and workplace violence. The Company and its Subsidiary do not reasonably expect any material liability with respect to any such allegations.

(l)

To the Company’s knowledge, there are no facts or circumstances that could reasonably be expected to adversely affect the registered status of any Employee Plan. All contributions (including all employer contributions and employee salary reduction contributions), premiums, reimbursements, and expenses to or in respect of each Employee Plan have been timely paid in full or, to the extent not yet due, have been adequately accrued in the books and records of the Company and its Subsidiary.

(m)

There has been no amendment made by the Company or its Subsidiary to amend any Employee Plan, which would increase the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year.

(n)	Each Employee Plan can be terminated at no cost to the Company or its Subsidiary.

(o)

The obligations of all Employee Plans that provide health, welfare or similar benefits are fully insured by bona fide third-party insurers. Only employees or former employees (or any spouses, dependents, survivors or beneficiaries of any such employees or former employees) of the Company or its Subsidiary are eligible to participate in the Employee Plans.

(p)	No Employee Plan is intended to be or has ever been found or alleged by a Governmental Entity to be a “salary deferral arrangement” within the meaning of subsection 248(1) of the Tax Act.

17.	Acceleration of Benefits

Except as otherwise provided for in the Agreement or as disclosed on Schedule 17 to the Disclosure Letter, neither the execution and delivery of this Agreement, nor the performance of the Company’s obligations hereunder and pursuant to the Plan of Arrangement, or the consummation of the Contemplated Transactions (alone or in conjunction with any other event, including any termination of employment on or following the closing), will result in:

(a)

any retirement, severance, separation, change-of-control, bonus, retention or other similar payments (whether in cash, property or vesting property) becoming due or payable to any employee or former employee of the Company or its Subsidiary,

(b)	the acceleration of the vesting of any awards under or in respect of any Employee Plan (other than in respect of any Incentive Security);

(c)

the increase in the amount or value of any compensation or benefit otherwise payable to any employee or former employee of the Company or its Subsidiary by the Company or its Subsidiary, or the forgiveness or postponement of payment of any indebtedness owing by such person to the Company or its Subsidiary;

(d)	any additional payments or compensation not otherwise due and payable to any employee or former employee of the Company or its Subsidiary under or in respect of any Employee Plan.

18.	Tax Matters

Except as disclosed on Schedule 18 to the Disclosure Letter:

(a)

All income and other material Tax Returns that are required to be filed by the Company or its Subsidiary have been duly and timely filed (taking into account any available extensions), and all such Tax Returns are true, correct and complete in all material respects.

(b)

Each of the Company and its Subsidiary have duly and timely paid all Taxes (whether or not shown on any Tax Return) required to be paid by it, including all instalments on account of Taxes that are due and payable before the Effective Time, whether or not assessed by the appropriate Governmental Entity, and has duly and timely paid all assessments and reassessments it has received in respect of all Taxes.

(c)	No Governmental Entity has asserted in writing that the Company or its Subsidiary is required to file Tax Returns or pay any Taxes in any jurisdiction where it does not do so.

(d)	Each of the Company and its Subsidiary has complied in all material respects with all applicable withholding obligations, including with respect to payments made to any employee, officer or director and all persons who are or are deemed to be non-residents of Canada for purposes of the Tax Act.

(e)

Each of the Company and its Subsidiary has charged, collected and remitted on a timely basis (or made adequate provision for the payment of such amounts) all material Taxes as required under applicable Law on any sale, supply or delivery, made by it.

(f)

There are no audits, reassessments, deficiencies, or other proceedings in progress, threatened in writing or, to the knowledge of the Company, communicated to the Company or its Subsidiary, in respect of any Taxes and, in particular, there are no currently outstanding reassessments which have been issued by any Governmental Entity relating to any such Taxes.

(g)

Neither the Company nor the Subsidiary is a party to any Tax allocation, sharing or indemnity agreement under which the Company or the Subsidiary would reasonably be expected to be liable after the Effective Date for any Tax liability of any person that is neither the Company nor the Subsidiary, other than any customary provisions contained in any commercial agreement entered into in the ordinary course of business and not primarily relating to Tax (such agreements, “Ordinary Course Contracts”). Neither the Company nor the Subsidiary has any material liability for Taxes of any person (other than the Company or the Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of U.S. state or local Law), or as a transferee or successor, by assumption or operation of Law or by contract (except, in each case, for liabilities incurred in connection with Ordinary Course Contracts).

(h)

Neither the Company the Subsidiary has participated, or is currently participating, in a “listed transaction,” as defined in Treasury Regulations Sections 1.6011-4(b)(2) or any comparable, analogous or similar provision of U.S. state or local Law.

(i)

Neither the Company nor the Subsidiary has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) (i) in the two years prior to the date of this Agreement or (ii) as part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by the Agreement.

(j)	There are no Encumbrances for material Taxes on any of the assets of the Company or the Subsidiary, except for Encumbrances described in clause (v) of the definition of Permitted Encumbrances.

(k)

For U.S. federal income tax purposes, neither the Company nor the Subsidiary will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Effective Date as a result of any closing agreement, installment sale or open transaction entered into on or prior to the Effective Date, any accounting method change or agreement with any governmental authority with respect to any taxable period ending on or prior to the Effective Date, or any prepaid amount received on or prior to the Effective Date.

(l)

Neither the Company nor its Subsidiary has entered into any transactions with any non-resident of Canada (for the purposes of the Tax Act) with whom the Company or such Subsidiary (as applicable) was not dealing at arm’s length (within the meaning of the Tax Act) other than transactions the terms of which do not differ from those that would have been made between persons dealing at arm’s length (within the meaning of the Tax Act). Neither the Company nor its Subsidiary has acquired property from any person in circumstances where the Company or such Subsidiary (as applicable) did or could have become liable for any Taxes payable by that person pursuant to section 160 of the Tax Act.

(m)	There are no agreements, waivers or other arrangements with any Governmental Entity extending the statutory period for, or providing an extension of time with respect to the issuance of any assessment or reassessment of Taxes, the filing of any Tax Return, or the payment of any Taxes by or in respect of the Company or its Subsidiary.

(n)

None of sections 80 to 80.04, both inclusive, of the Tax Act have applied or will apply to the Company or its Subsidiary at any time up to and including the Effective Time. Each of the Company and its Subsidiary does not have any unpaid amounts that may be required to be included in income under section 78 of the Tax Act for a taxation year ending after the Effective Time. Each of the Company and its Subsidiary has not made any payments and the Company is not obligated to make any payments that may not be deductible by virtue of section 67 of the Tax Act.

(o)

All material Tax credits, input Tax credits, refunds, rebates, overpayments and similar adjustments of Taxes claimed by each of the Company and its Subsidiary have been validly claimed and correctly calculated as required by applicable Laws, and the Company or its Subsidiary (as applicable) has retained all documentation prescribed by applicable Laws to support such claims.

(p)	The Company is not, and has never been, a “public corporation” as defined in subsection 89(1) of the Tax Act.

(q)

The Company has maintained and continues to maintain at its place of business in Canada all records and books of account required to be maintained under the Tax Act, the Excise Tax Act (Canada) and any comparable Law of any province or territory in Canada, including Laws relating to sales and use taxes.

(r)

Neither the Company or the Subsidiary has ever had an obligation to file an information return pursuant to (i) sections 237.3, 237.4 or 237.5 of the Tax Act, or (ii) sections 1079.8.5 or 1079.8.6 of the Taxation Act (Quebec).

19.	Material Contracts

Other than the Material Contracts, there are no Contracts that are material to the Company. Schedule 19 to the Disclosure Letter sets out a list of all the Material Contracts of the Company. Neither the Company nor, to the knowledge of the Company, any other person is in material default in any respect in the observance or performance of any term, covenant or obligation to be performed by the Company or such other person under any Material Contract and all such Material Contracts are in good standing, constitute valid and binding agreements of the Company, and, to the knowledge of the Company, of each of the parties thereto, are in full force and effect and are enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

20.	Change of Control

(a)

Other than as set out on Schedule 20 to the Disclosure Letter and other than in respect of any Employee Plan, neither the entering into of this Agreement nor the acquisition of Common Shares pursuant to the Arrangement will trigger any change of control, severance, retention, termination or transaction bonus or similar provisions in or result in any obligation on the part of the Company or its Subsidiary to make any such payment under any Contract to which the Company or its Subsidiary is a party or by which they are bound.

(b)

The Purchaser shall not have any additional payment or other obligation in respect of change of control, severance, termination or similar payments to the officers listed in Schedule 2.13 to the Disclosure Letter, except for those indicated in Schedule 2.13 to the Disclosure Letter.

21.	Restrictive Documents

Neither the Company nor its Subsidiary is subject to, or a party to, any restriction under its Articles, any Law, any claim, any Contract or instrument, any Encumbrance or any other restriction of any kind or character which would prevent or restrict (i) the consummation of the Contemplated Transactions, (ii) the compliance by the Company and its Subsidiary with the terms, conditions and provisions hereof, (iii) the declaration of dividends by the Company or its Subsidiary, (iv) any business practice of the Company and its Subsidiary, or (v) continuing the Discontinuance after the date hereof.

22.	Related Party Transactions

Except as disclosed in the Company Public Documents:

(a)

the Company has not (i) made any payment or loan to, or borrowed any moneys from or otherwise been indebted to, any Related Party of the Company; or (ii) been a party to any Contract with any Related Party of the Company, in each case, excluding the Subsidiary; and

(b)	to the knowledge of the Company, no management or key employee, executive officer or director of the Company and no entity which is an affiliate or associate of one or more of such individuals:

(i)

owns, directly or indirectly, any interest in (except for shares representing less than 10% of the outstanding shares of any class or series of any publicly traded company), or is an officer, director or employee of or consultant to, any person which is, or is engaged in business as, a competitor of the Company or a lessor, lessee, supplier, distributor, agent or customer of the Company;

(ii)	owns, directly or indirectly, in whole or in part, any property that the Company uses or intends to use in the operation of its business; or

(iii)

has any cause of action or other claim whatsoever against, or owes any amount to, the Company, except for any liabilities reflected in the Financial Statements and claims for accrued vacation pay and accrued benefits.

23.	No Insolvency Proceedings

No act or proceeding has been taken by or against the Company or its Subsidiary in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or its Subsidiary or for the appointment of a trustee, receiver, manager or other administrator of the Company or its Subsidiary or any of their properties or assets nor, to the knowledge of the Company, is any such act or proceeding threatened. The Company and its Subsidiary have not sought protection under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or similar legislation. Neither the Company, its Subsidiary nor any of their respective properties or assets are subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Company or its Subsidiary to conduct the Discontinuance in all material respects as it has been carried on prior to the date hereof, or that has had or would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change or to prevent or significantly impede or materially delay the completion of the Contemplated Transactions.

24.	No Material Change

Since September 30, 2025, except in connection with the Discontinuance, no change has occurred in any of the assets, business, financial condition or results of operations of the Company which, individually or in the aggregate, has had, will have or could reasonably be expected to result in a Material Adverse Change.

25.	Authorizations

The Company and its Subsidiary possess all Authorizations necessary to properly conduct their respective businesses, except for any such Authorizations, the failure of which to possess, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to impair the ability of the Company to perform its obligations hereunder or prevent or materially delay the acquisition of Common Shares pursuant to the Transaction. Each Authorization obtained by Company or any Subsidiary of the Company is in full force and effect and not subject to any dispute, except for any such dispute that would not reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to materially impair the ability of Company to perform its obligations hereunder or prevent or delay the acquisition of Common Shares pursuant to the Transaction. The Company and its Subsidiary are in compliance with each of such Authorizations, except for such noncompliance as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to materially impair the ability of Company to perform its obligations hereunder or prevent or delay the acquisition of Common Shares pursuant to the Contemplated Transactions. To the knowledge of the Company, no event has occurred which, with the giving of notice, lapse of time or both, could constitute a default under, or in respect of, any of such Authorization.

26.	Internal Controls

The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP. The Company reasonably believes that the Company’s internal controls over financial reporting are effective, and the Company is not aware of any significant deficiencies in the design or operation of its internal controls over financial reporting.

27.	Significant Acquisitions

The Company is not in discussions with another party in respect of any proposed acquisition of a business that has progressed to a state where a reasonable person would believe that the likelihood of the Company, directly or indirectly, completing the acquisition is high and that, if completed by the Company, directly or indirectly, as at the date hereof, would be a “significant acquisition” pursuant to Canadian Securities Laws.

28.	Shareholder and Similar Agreements

Neither the Company nor its Subsidiary is a party or subject to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding securities in the capital of the Company or its Subsidiary and, to the knowledge of the Company, there is no agreement between any Shareholders of the Company or by a director of the Company that affects or relates to the voting or giving of written consents with respect to any of the Company’s securities or pursuant to which any person may have any right or claim in connection with any existing or past equity interest in the Company or its Subsidiary. The Company has not adopted a shareholder rights plan or any other similar plan or agreement. To the knowledge of the Company, as of the date hereof, other than the Voting and Support Agreements, there are no irrevocable proxies or voting Contracts with respect to any securities issued by the Company or its Subsidiary.

29.	Transfer Agent

Computershare Investor Services Inc. at its principal offices in the Montréal, Québec is the duly appointed registrar and transfer agent of the Company with respect to the Common Shares.

30.	Securities Laws Matters

(a)

The Company is a “reporting issuer” in the Province of Québec and is in material compliance with all applicable Canadian Securities Laws therein and the Company’s Common Shares are listed and posted for trading on the Nasdaq. The Company is not in default in any material respect of any requirements of applicable Securities Laws in such jurisdictions or any rules or regulations of, or agreement with, Nasdaq. The Subsidiary is not subject to any continuous or periodic, or other disclosure requirements under any securities laws in any jurisdiction, other than the requirements of the Company to report its operations and financial information on a consolidated basis.

(b)

Other than as contained in this Agreement, the Company has not taken any action to cease to be a “reporting issuer” (or the equivalent) in any province or territory of Canada nor has the Company received notification from any Securities Authority seeking to revoke the reporting issuer status of the Company. No delisting, suspension of trading in or cease trading order with respect to the Common Shares is pending or, to the knowledge of the Company, threatened or is expected to be implemented or undertaken and to its knowledge the Company is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction.

(c)

The documents and information comprising the Company Public Documents (i) as of their respective dates, as amended, complied as to form in all material respects with the applicable requirements of the US Securities Act or the US Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such documents and information, and (ii) did not at the respective times they were filed with the relevant Securities Authorities contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or any Misrepresentation. The Company has timely filed with the Securities Authorities all material forms, reports, schedules, statements and other documents required to be filed by the Company with the Securities Authorities since becoming a “reporting issuer.”

31.	Default

Neither Company nor the Subsidiary is in default under, and there exists no event, condition or occurrence which, after notice or lapse of time or both, would constitute such a default or would trigger a right of termination under: (a) any note, bond, mortgage, indenture or other instrument evidencing any indebtedness to which the Company or the Subsidiary is a party; or (b) any other contract, agreement, lease, letter of intent, offer, Authorization or government grant or other instrument or obligation, which would individually or in the aggregate, be reasonably expected to result in a Material Adverse Change.

32.	Litigation

There are no judgments which remain unsatisfied against the Company or its Subsidiary or consent decrees or injunctions to which the Company or its Subsidiary is subject. Other than as set out on Schedule 32 to the Disclosure Letter, there are no investigations, actions, suits or proceedings at Law or in equity or by or before any Governmental Entity now pending or, to the knowledge of the Company, threatened against or affecting the Company (or its Subsidiary, properties or assets) and, to the knowledge of the Company, there is no ground on which any such action, suit or proceeding might be commenced.

33.	Compliance with Laws

The Company and its Subsidiary have complied and are in compliance with all Laws applicable to them and to the conduct or operation of their business and to the ownership or use of any of their assets.

34	Anti-Corruption, Anti-Money Laundering

(a)

The Company and its Subsidiary have fully complied with, and are currently in full compliance with, the Canadian Corruption of Foreign Public Officials Act, Part IV and section 426 of the Canadian Criminal Code, the U.S. Foreign Corrupt Practices Act, and any other applicable Laws of any jurisdiction that prohibits payments to improperly influence Government Officials or private individuals (collectively, “Anti-Corruption Laws”). Neither the Company, nor, to the knowledge of the Company, any director, officer, employee, agent, distributor, consultant, affiliate or other person acting on behalf of the Company has, taken any action, either directly or indirectly, that would result in a violation of the Anti-Corruption Laws, including making, offering, authorizing or promising any payment, contribution, gift, entertainment, bribe, rebate, kickback or any other thing of value, regardless of form or amount, to any (i) foreign or domestic Government Official or Person of Concern; (ii) employee of a foreign or domestic government owned or controlled entity; (iii) foreign or domestic political party, political official or candidate for political office; (iv) any officer or employee of a public international organization; (v) any employee or official of an indigenous group; or (vi) any other person, in each case, to obtain a business or competitive advantage, as consideration for an act, omission, or influence to receive favourable treatment in obtaining or retaining business, or to pay for favourable treatment already secured.

(b)

Neither the Company nor, to the knowledge of the Company, any director, officer, employee, agent, distributor, consultant, affiliate or other person acting on behalf of the Company is (i) or in the past five years has been, under administrative, civil or criminal investigation, indictment, information, suspension, debarment or audit (other than a routine contract audit) by any Party, in connection with alleged or possible violations of the Anti-Corruption Laws; or (ii) has within the past five years received notice from, or made a voluntary disclosure to, the Royal Canadian Mounted Police or other Governmental Entity regarding alleged or possible violations of the Anti-Corruption Laws.

(c)

To the knowledge of the Company, neither the Company, nor any director, employee, affiliate or agent of the Company, or any person acting on the Company’s or its Subsidiary’s behalf, has, in connection with, or otherwise relating to, the operation of the Company’s business, engaged in any activity or conduct that has resulted in or will result in a violation of any applicable antitrust or competition laws.

(d)

The Company, its Subsidiary and, to the knowledge of the Company, their respective directors, officers, employees, agents and other persons acting on behalf of the Company or its Subsidiary, are and have at all times been in material compliance with all applicable anti-money laundering laws, rules, and regulations, including anti-money laundering-related government guidance (collectively, “AML Laws”). There is no pending investigation, inquiry or enforcement action against the Company, its Subsidiary or, to the knowledge of the Company, any of their respective officers, directors or employees relating to any violation or potential violation of any AML Law related to the Company’s business.

35.	Sanctions

(a)

Neither the Company nor its Subsidiary nor, to the knowledge of the Company, their respective directors, officers, employees, agents or other persons acting on behalf of the Company or its Subsidiary are, or are directly or indirectly owned, held or controlled by or on behalf of, any person or persons listed on any list of designated persons subject to international sanctions or trade embargoes imposed, authorized, administered or enforced by any Governmental Entity of Canada, the United States, the UK, or the EU or its member states (collectively, “Sanctions”).

(b)

Neither the Company nor its Subsidiary are organized, resident or located in any country or territory that is the target of comprehensive Sanctions, including (as at the date hereof) Belarus, Central African Republic, China, Democratic People’s Republic of Korea (North Kora), Democratic Republic Of the Congo, Guatemala, Haiti, Iran, Iraq, Lebanon, Libya, Moldova, Myanmar, Nicaragua, Russia, Somalia, South Sudan, Sri Lanka, Sudan, Syria, the occupied Crimea, Donetsk, Luhansk, Kherson and Zaporizhzhia regions of Ukraine, Venezuela, Yemen and Zimbabwe.

36.	Consents and Approvals

(a)

Other than as set out in Schedule 36 to the Disclosure Letter, there are no Regulatory Approvals required to be obtained by the Company in order to complete the Contemplated Transactions and the Distribution.

(b)

There is no requirement under applicable Securities Laws for the Company to make any filing, give any notice or obtain any permit as a condition to the lawful consummation of the transactions contemplated by this Agreement or otherwise obtain any governmental approvals, other than (i) the filing with the SEC of such reports under the US Exchange Act as may be required in connection with the Agreement and the Contemplated Transactions and (ii) filings required to be made following the Effective Time under applicable Securities Laws. Except for such notices as have been given and such consents as have been obtained, there is no requirement under any Material Contract to give any notice to, or to obtain the consent or approval of, any Party to such Material Contract, relating to, in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated this Agreement.

37.	Intellectual Property Matters

(a)

To the knowledge of the Company, neither the Company nor or its Subsidiary has received any written notice or claim challenging the Company or its Subsidiary with respect to the validity of, use of or ownership of the Intellectual Property used or owned by it, as applicable.

(b)

The operation or conduct of the business of the Company and its Subsidiary, and the use of any of the Intellectual Property used in connection therewith, does not infringe upon the Intellectual Property rights of any person. No claims have been asserted or are, to the knowledge of the Company, threatened by any person alleging that the operation or conduct of the business of the Company and its Subsidiary infringes upon any of its Intellectual Property rights. Intellectual Property owned or used by Company and its Subsidiary is valid and enforceable, except as would not be expected to have a Material Adverse Change on the Company.

(c)

Except as set forth in Schedule 37(c) of the Disclosure Letter, there are no other Contracts between the Company (or any predecessor or any Affiliate thereof), on the one hand, and any other person (or any predecessor or Affiliate thereof), on the other hand, that requires the payment by the Company of any royalty payment, milestone payment or other contingent payment of any kind in connection with the discovery, research, development, manufacture, use, sale or other exploitation of any Company Assets.

38.	Data Security and Privacy Requirements

(a)	The Company and its Subsidiary have complied with all applicable Data Security and Privacy Requirements pertaining to the business of the Company and its Subsidiary.

(b)

Neither the Company nor its Subsidiary has been subject to any order or proceeding with respect to any actual or alleged non-compliance with any Data Security and Privacy Requirements. No such proceeding has been threatened in writing against either the Company or its Subsidiary, and neither the Company nor its Subsidiary is aware of any facts or circumstances that may reasonably be anticipated to give rise to any such order or of any proceeding or notification or reporting requirement under any Data Security and Privacy Requirement. Neither the Company nor its Subsidiary has received within the past two years any written complaint alleging a violation of any Data Security and Privacy Requirement.

(c)

Neither the Company nor its Subsidiary has suffered, discovered or been notified of any loss, unauthorized access to or acquisition, use, disclosure or breach of any Personal Information, including any incident that (i) either constitutes (A) a breach of Personal Information, or (B) a security breach, under any Data Security and Privacy Requirement, or (ii) materially compromises (individually or in the aggregate) the confidentiality, security or privacy of any Personal Information. Neither the Company nor its Subsidiary has notified or had any obligation under any applicable Data Security and Privacy Requirement to notify, any affected person (including any Governmental Entity) or the media of any breach of Personal Information.

(d)

All computer hardware and their associated firmware and operating systems, application software, database engines and processed data, technology infrastructure and other computer systems (collectively, the “Technology”) used in connection with the Company’s and the Subsidiary’s operations are reasonable for conducting the operations related thereto except where it would not reasonably be expected to have a Material Adverse Change on the Company. Except where it would not be reasonably be expected to have a Material Adverse Change on the Company or its Subsidiary (i) own or have validly licensed (and is not in breach of such licenses in any material respect) such Technology, (ii) has put in place reasonable virus protection and security measures in relation to such Technology, and (iii) have reasonable back-up systems and audit procedures and disaster recovery and cybersecurity strategies in relation to the continued availability of the functionality provided by the Technology.

(e)

The Company and its Subsidiary have implemented and maintained an appropriate information security program that includes documented cybersecurity measures and policies that: (i) are designed to ensure compliance with applicable Data Security and Privacy Requirements and are consistent with industry standards and practices of a business operating in a similar industry; (ii) identify internal and external risks to the security of any proprietary or confidential information (including Personal Information) in the Company’s or its Subsidiary’s possession; (iii) implement, monitor, and maintain appropriate administrative, organizational, technical, and physical safeguards to control the risks described above in (ii); (iv) assess the Company’s and its Subsidiary’s data security practices, programs and risks; and (v) maintain incident response and notification procedures to facilitate compliance with applicable Data Security and Privacy Requirements, including in the case of any breach of security compromising Personal Information. The Company and its Subsidiary take and have at all times taken commercially reasonable steps designed to ensure that any Personal Information Processed by service providers acting on behalf of the Company or its Subsidiary provides similar safeguards.

(f)

To the knowledge of the Company, there is no deficiency in the Company’s or its Subsidiary cybersecurity measures or policies that is likely to result in a loss of data or a breach of security of the Company or its Subsidiary in any material respect. The Company and its Subsidiary have performed security risk assessments no less frequently than annually for the past five years (collectively, the “Security Risk Assessment”). The Company and its Subsidiary have addressed and fully remediated all critical and high risk threats and deficiencies identified in each Security Risk Assessment.

39.	Real Property

(a)

The Company and its Subsidiary have never owned, do not own and are not bound by or subject to any agreement or option to own, in any case, directly or indirectly, any real property or any freehold interest in real property.

(b)	Schedule 39 to the Disclosure Letter sets forth a complete and accurate list of all Leased Properties, in each case by reference to their municipal addresses.

(c)	Neither the Company nor its Subsidiary is in violation of any material covenants or not in compliance with any material condition or restrictions under each Lease.

40.	Title and Sufficiency of Company Assets

(a)	Each of the Company or the Subsidiary has good and marketable title to the Company Assets free and clear of any Encumbrances (other than Permitted Encumbrances), in all material respects.

(b)

The Company is not aware of any defects, failures or impairments in the title of the Company Assets, whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party, which in aggregate, could reasonably be expected to be material to the Company.

41.	Bank Accounts and Powers of Attorney

Schedule 41 of the Disclosure Letter is a complete and accurate list showing (i) the name of each bank in which the Company or the Subsidiary has an account or safety deposit box and the names of all persons authorized to draw on the account or to have access to the safety deposit box; and (ii) the names of all persons holding powers of attorney from the Company or the Subsidiary. Copies of the powers of attorney, if any, have been made available to the Purchaser.

42.	Fairness Opinion

The Transaction Committee has received the Fairness Opinion. The Fairness Opinion has not been withdrawn or modified. The Company has been authorized by the Financial Advisor to include the Fairness Opinion in the Circular.

43.	Board and Transaction Committee Approval

(a)

The Transaction Committee, after consultation with its financial and legal advisors, has unanimously recommended that the consideration to be received under the Arrangement is fair from a financial point of view to the Shareholders and that it would be in the best interests of the Company and the Shareholders for the Company to support and facilitate the Arrangement, enter into this Agreement and to take all reasonable action to support the Arrangement and to recommend acceptance of the Arrangement to the Shareholders.

(b)

After consultation by the Board of Directors with its financial and legal advisors and the Transaction Committee, the members of the Board of Directors who voted thereon have unanimously determined that:

(i)

the Contemplated Transactions are in the best interests of the Company and the Shareholders and, accordingly, has unanimously approved the entering into of this Agreement and the making of the Board Recommendation and no action has been taken to amend or supersede such determinations, resolutions, or authorizations; and

(ii)

the press release to be issued by the Purchaser announcing the Contemplated Transactions may so state and that references to such support may be made in the Circular and other documents relating to the Arrangement.

SIGNING VERSION

SCHEDULE F

FORM OF CVR AGREEMENT

This CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [●] (this “Agreement”), is entered into by and between Xeno Acquisition Corp. (the “Purchaser”), a Delaware corporation and a wholly owned Subsidiary of XenoTherapeutics Inc (the “Parent”), BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, a Pennsylvania limited liability company, as Rights Agent (as defined herein), and [●], solely in its capacity as the initial representative, agent and attorney in-fact of the Holders (the “Representative”).

RECITALS

WHEREAS, Parent, Purchaser and Repare Therapeutics Inc., a corporation incorporated under the Business Corporations Act (Québec), organized and existing under the laws of Canada and having its principal office at 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Quebec, H4S 2A1, Canada (the “Company”), have entered into an Arrangement Agreement, dated as of November 14, 2025 (the “Arrangement Agreement”), pursuant to which Parent, Purchaser and the Company will consummate the transactions described therein (the “Transactions”);

WHEREAS, pursuant to the Arrangement Agreement, and in accordance with the terms and conditions thereof, Purchaser shall deliver to holders of outstanding Common Shares, Options and RSUs (subject to certain exceptions) certain CVRs (collectively, the “Initial Holders”), pursuant to the terms and subject to the conditions hereinafter described;

WHEREAS, the CVRs are a part of the consideration to be received by the Initial Holders in the Arrangement;

WHEREAS, Purchaser desires that the Rights Agent act as its agent for the purposes of effecting the distribution of the CVRs to the Initial Holders and performing the other services described in this Agreement; and

WHEREAS, the Company has designated the Representative to act as agent for the Initial Holders for the purposes of accomplishing the intent and implementing the provisions of this Agreement and facilitating the consummation of the transactions contemplated hereby and performing the other services described in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, the parties agree, for the equal and proportionate benefit of all Holders (as defined herein), as follows:

DEFINITIONS: CERTAIN RULES OF CONSTRUCTION

Definitions. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Arrangement Agreement. As used in this Agreement, the following terms will have the following meanings:

“Acting Holders” means, at the time of determination, Holders of not less than thirty five (35%) of outstanding CVRs as set forth in the CVR Register.

“Additional Closing Net Cash Proceeds” means 100% of the amount by which the Closing Net Cash, adjusted upward for any Additional Receivables received and adjusted downward for any Permitted Deductions incurred within ninety (90) days following the Closing Date, exceeds Closing Net Cash as finally determined pursuant to Section 2.9 of the Arrangement Agreement.

“Affiliate” has the meaning ascribed thereto in National Instrument 45-106 – Prospectus Exemptions.

“Additional Receivables” means any cash or cash equivalents actually received by Purchaser or any of its Affiliates, including the Company (after the Closing), from the following: (i) receivables under the Third Partnership Agreement, and (ii) amounts received from any contract research organization engaged by the Company prior to the Closing related to the termination of clinical trials ongoing as of the Closing, in each case, to the extent attributable to the period prior to the Closing.

“Change of Control” means: (a) a direct or indirect sale or other sale, lease, exchange, disposition or other transfer (through a single transaction or a series of related transactions within a twelve-month period) of all or substantially all of the assets of the Company (or its successor) on a consolidated basis (other than to any direct or indirect controlled Subsidiary of Purchaser); (b) a merger, demerger, consolidation or business combination involving the Company (or its successor) in which the Company (or its successor) is not the surviving or continuing entity (except for a merger, demerger, consolidation or business combination in which the surviving or continuing entity would continue to be a direct or indirect controlled Subsidiary of Purchaser); and (c) any other transaction (or series of related transactions within a twelve-month period) involving the Company (or its successor) in which the Company (or its successor) is the surviving or continuing entity but in which Purchaser owns less than 50% of the Company’s voting power immediately after the transaction.

“Closing” means the consummation of the Arrangement and the transactions contemplated thereby.

“Closing Date” means the date of the Closing.

“CVRs” means the contractual contingent value rights of Holders that are granted by Purchaser to Initial Holders as additional consideration for the securities of the Company pursuant to the terms of the Arrangement and the Arrangement Agreement. Unless otherwise specified herein, for purposes of this Agreement all the CVRs shall be considered as part of and shall act as one class only. For the avoidance of doubt, Purchaser shall grant CVRs only to the Initial Holders and shall not grant CVRs to any other Persons at any other time during the pendency of this Agreement, pursuant and subject to the terms hereof.

“CVR Payment Amount” means, for a given Holder, an amount equal to the product of: (a) the CVR Proceeds; and (b) (i) the total number of CVRs entitled to receive such CVR Proceeds held by such Holder, divided by (ii) the total number of CVRs entitled to receive such CVR Proceeds held by all Holders as each reflected on the CVR Register as of the close of business on the date prior to the date of payment (rounded down to the nearest whole cent).

“CVR Payment Date” means: (a) with respect to any Existing Partnership Proceeds, Disposition Proceeds or Tax Proceeds payable to Holders, no later than thirty (30) days following the receipt of Gross Proceeds by Purchaser or any of its Affiliates, including the Company (after the Closing); (b) with respect to any Tax Proceeds payable to Holders, no later than thirty (30) days following the receipt of such amounts by Purchaser or any of its Affiliates, including the Company (after the Closing); and (c) with respect to any Additional Closing Net Cash Proceeds payable to Holders, as soon as practicable (but in no event later than one hundred five (105) days following the Closing).

“CVR Proceeds” means: (a) any Existing Partnership Proceeds; (b) any Disposition Proceeds; (c) any Additional Closing Net Cash Proceeds; and (d) any Tax Proceeds.

“CVR Products” means: (a) each of the product or product candidates developed or commercialized by the Company, its Affiliates or their respective (sub)licensees and known as: (i) (A) RP 3467 program, (B) RP-1664 program, (C) RP-3500 (Camonsertib) program, and/or (D) the [***] program and intellectual property related thereto; (b) each other product or product candidate discovered, developed, or commercialized pursuant to an Existing Partnership; and (c) any product, product candidate or other research program being researched or developed by the Company as of the Closing.

“Disposition” means the direct or indirect sale, transfer, lease, conveyance, assignment, license or other disposition directly or indirectly by Purchaser or any of its Affiliates, including the Company (after the Closing), of all or any part of its rights in and to any CVR Products, in each case during the Disposition Period which, for the avoidance of doubt, shall exclude any Existing Partnership or any transaction or other disposition by Purchaser or any of its Affiliates, including the Company (after the Closing), to a third party (unaffiliated with Purchaser or any of its Affiliates, including the Company (after the Closing)), in a single transaction or series of related transactions, of a portion of the future Net Proceeds to be retained by Purchaser or any of its Affiliates in accordance with this Agreement.

“Disposition Agreement” means a definitive agreement, contract or other document entered into by Purchaser or any of its Affiliates, including the Company (after the Closing), and any Person who is not an Affiliate of Purchaser providing for a Disposition or Permitted Disposition, as the case may be.

“Disposition Period” means the period beginning on the Closing and ending on the tenth (10th) anniversary of the Closing.

“Disposition Proceeds” means (a) 100% of the Net Proceeds, in the case of (i) a Permitted Disposition or (ii) a Disposition of the RP-3467 program to any Person with whom negotiations were initiated prior to the Closing (whether or not the Disposition Agreement related to the RP-3467 program is entered into prior to or following the Closing), and (b) 50% of the Net Proceeds, in the case of any other Disposition entered into following the Closing.

“DTC” means The Depository Trust Company or any successor thereto.

“Efforts Disposition Period” means the period beginning on the Closing and ending on the [first (1st)] anniversary of the Closing, in each case related to a Permitted Disposition or a Disposition.

“Equity Award CVR” means a CVR received by an Initial Holder in respect of his or her Options and/or RSUs, as applicable.

“Existing Partnership” means each of the Company’s following collaborations: (i) Debiopharm International S.A. (“Debiopharm”) to develop, manufacture and commercialize lunresertib pursuant to that certain Collaboration and License Agreement, by and between the Company and Debiopharm International SA, dated July 14, 2025, as amended, restated, modified, replaced and novated from time to time (the “First Partnership Agreement”); (ii) Bristol-Myers Squibb Company to develop, manufacture and commercialize on potential new product candidates for the treatment of cancer pursuant to that certain Collaboration and License Agreement, dated as of May 26, 2020, as amended, restated, modified, replaced and novated from time to time (the “Second Partnership Agreement”); and (iii) DCx Biotherapeutics Corporation to out-license certain early-stage discovery platforms pursuant to that certain Asset Purchase and License Agreement, dated as of May 1, 2025, as amended, restated, modified, replaced and novated from time to time (the “Third Partnership Agreement”).

“Existing Partnership Agreement” means each of the First Partnership Agreement, the Second Partnership Agreement and the Third Partnership Agreement.

“Existing Partnership Percentage” means (i) for the period beginning the date hereof and ending on the second (2nd) anniversary hereof, ninety percent (90%) of Net Proceeds, (ii) for the period beginning on the second (2nd) anniversary hereof and ending on the fourth (4th) anniversary hereof, eighty five percent (85%) of Net Proceeds, (iii) for the period beginning on the fourth (4th) anniversary hereof and ending on the sixth (6th) anniversary hereof, eighty percent (80%) of Net Proceeds, and (iv) for the period beginning on the sixth (6th) anniversary hereof and ending on the Expiration Date, seventy five percent (75%) of Net Proceeds.

“Existing Partnership Period” means the period beginning on the Closing and ending on the tenth (10th) anniversary of the Closing.

“Existing Partnership Proceeds” means, without duplication, Existing Partnership Percentage of the Net Proceeds, in the case of Gross Proceeds as payable to Purchaser or any of its Affiliates, including the Company (after the Closing), or is otherwise due to or received by Purchaser or any of its Affiliates, including the Company (after the Closing), in respect of any Existing Partnership during the Existing Partnership Period. For the avoidance of doubt, no amounts received pursuant to the Third Partnership Agreement and treated as Additional Receivables shall be Existing Partnership Proceeds.

“Expiration Date” means tenth (10th) anniversary of the Closing.

“Gross Proceeds” means, without duplication, the sum of all cash consideration and the value of any and all consideration of any kind that is payable to Purchaser or any of its Affiliates, including the Company (after the Closing), or is otherwise due to or received by, Purchaser or any of its Affiliates, including the Company (after the Closing) (i) during the Existing Partnership Period in respect of an Existing Partnership or (ii) during the Disposition Period in respect of a Disposition or Permitted Disposition, in each case solely as such consideration or value relates to any CVR Products. The value of any securities (whether debt or equity) or other non-cash property constituting Gross Proceeds shall be determined as follows: (A) the value of securities for which there is an established public market shall be equal to the volume weighted average of their closing market prices for the five (5) trading days ending the day prior to the due date of payment to, or receipt by, Purchaser or its relevant Affiliate; and (B) the value of securities that have no established public market and the value of consideration that consists of other non-cash property, shall be the fair market value thereof as of the due date of payment to, or receipt by, Purchaser or its relevant Affiliate; provided, that Purchaser may elect, upon prompt notice to the Representative after receipt of consideration, to have any securities or other non-cash property specified in the foregoing clause (B) be deemed as Gross Proceeds only upon the earlier of: (1) the receipt by Purchaser or any of its Affiliates, including the Company (after the Closing), of cash in respect of the sale or other liquidation by Purchaser or its Affiliates of such securities or other non-cash property, and the value of such cash shall be Gross Proceeds upon receipt by Purchaser or any of its Affiliates, including the Company (after the Closing); (2) the first (1st) anniversary of receipt of such securities or other non-cash property, and (3) the day before the date on which the Disposition Period expires and the value of such consideration shall be Gross Proceeds as of such date with a value equal to the greater of (x) the fair market value of such securities or other non-cash property as of the date originally due to be received by Purchaser or its relevant Affiliate or (y) the fair market value of such securities or other non-cash property as of such date, and all other consideration, if any, payable or paid to or received by Purchaser or any of its Affiliates, including the Company (after the Closing), will be deemed Gross Proceeds upon the due date for receipt by Purchaser or its relevant Affiliate.

“Holder” means, at the relevant time, either (A) an Initial Holder of a CVR or (B) a Person in whose name such CVR is subsequently registered in the CVR Register following a Permitted CVR Transfer.

“Liability” means any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any kind, whether accrued, absolute, contingent, matured, unmatured or otherwise.

“Net Proceeds” means the Gross Proceeds received by Purchaser or any of its Affiliates, including the Company (after the Closing), minus Permitted Deductions, as calculated in a manner consistent with generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board. For clarity: (i) if Permitted Deductions exceed Gross Proceeds as it relates to any payment event, as applicable, any excess Permitted Deductions shall be applied against Gross Proceeds in a subsequent payment event, as applicable; (ii) if any of the Gross Proceeds or Permitted Deduction are not in U.S. dollars, currency conversion to U.S. dollars shall be made by using the exchange rate prevailing at the JP Morgan Chase Bank or its successor entity on the due date of receipt of such

Gross Proceeds or due date of payment of relevant Permitted Deductions, as applicable; and (iii) Net Proceeds shall not include any royalties or other amounts payable by Purchaser or any of its Affiliates (including the Company (after the Closing)) to any third party in connection with the applicable Existing Partnership Agreement or Disposition Agreement.

“Officer’s Certificate” means a certificate signed by an authorized officer of Purchaser, in his or her capacity as such an officer, and delivered to the Rights Agent and the Representative.

“Permitted CVR Transfer” means a transfer of CVRs: (a) upon death of a Holder by will or intestacy; (b) pursuant to a court order; (c) by operation of law (including by consolidation, merger, or demerger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (d) in the case of CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, to the extent allowable by DTC; or (e) as provided in Section 2.7.

“Permitted Deductions” means the sum of, without duplication, the following costs or expenses:

any applicable Taxes (including any applicable value added or sales taxes or withholding Taxes) imposed on or with respect to Gross Proceeds and payable by (or withheld from) Purchaser or any of its Affiliates, including the Company (after the Closing), and, without duplication, any income or other Taxes payable by Purchaser or any of its Affiliates, including the Company (after the Closing), that would not have been incurred by Purchaser or its Affiliates, including the Company (after the Closing), but for the Gross Proceeds having been received or accrued by Purchaser or its Affiliates, including the Company (after the Closing) (in each case, regardless of the due date of such Taxes), and any Taxes imposed on Purchaser or any of its Affiliates, including the Company (after the Closing), arising from the distribution of cash or any other property to Purchaser to perform its obligation pursuant to this Agreement and to consummate the transactions contemplated by this Agreement; provided that, for purposes of calculating income Taxes payable by Purchaser or its Affiliates, including the Company (after the Closing), in respect of the Gross Proceeds, any such income Taxes shall be computed after taking into account any net operating losses, non-capital loss carryforwards or other Tax attributes (including Tax credits) of the Company or its Affiliates in existence as of the Closing that are available to reduce income Taxes payable in respect of such Gross Proceeds after taking into account any limits of the usability of such attributes, including under Section 382 of the Code as reasonably determined by a nationally recognized tax advisor (and for the sake of clarity such income Taxes shall be calculated without taking into account any net operating losses, non-capital loss carryforwards or other Tax attributes generated by Purchaser or its Affiliates, including the Company (after Closing);

any reasonable and documented unreimbursed out-of-pocket costs and expenses incurred by Purchaser or any of its Affiliates, including the Company (after the Closing), in connection with (i) the applicable CVR Product(s) in respect of a Disposition or Permitted Disposition, or (ii) the Existing Partnerships, in each case including research and development costs, technology transfer costs, clinical trial wind down costs, contractual expenses and any costs in respect of head licenses for sublicensed technology and the development or prosecution, maintenance or enforcement by Purchaser or any of its Affiliates, including the Company (after the Closing), of the intellectual property related to the CVR Products, but excluding any such costs that are accounted for in Closing Transaction Expenses or Liabilities;

any reasonable and documented unreimbursed out-of-pocket costs and expenses incurred by Purchaser or any of its Affiliates, including the Company (after the Closing), in connection with (i) any Disposition or other business development related efforts after the Closing Date with respect to the relevant CVR Product(s) or intellectual property related to the CVR Products during or otherwise attributable to the Disposition Period or Existing Partnership Period, as applicable; and (ii) maintenance costs related to the CVRs or the CVR Products (including fees and expenses related to the Rights Agent and the Representative);

any reasonable and documented unreimbursed out-of-pocket costs and expenses incurred or accrued by Purchaser or any of its Affiliates, including the Company (after the Closing), in connection with Purchaser’s (i) commercially reasonable efforts to negotiate or enter into any Disposition Agreement or consummate a Disposition of any applicable CVR Product(s) or a Permitted Disposition, including any Representative’s fee, Right’s Agent fee, any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee, service fee or other fee, commission or expense owed to any broker, finder, investment bank, auditor, accountant, counsel, advisor or other third party in relation thereto, (ii) obligations under Section 4.6(a), including any such costs arising out of any third-party claims, demands, actions, or other proceedings relating to or in connection with any Disposition or Permitted Disposition, and (iii) efforts to recover any Tax Proceeds (provided that the foregoing shall not require Purchaser or any of its Affiliates, including the Company (after the Closing) to expend any minimum level of effort); and

any Liabilities existing or incurred prior to the Expiration Date that would have been required to be included in the calculation of Closing Net Cash in accordance with the Arrangement Agreement to the extent not taken account in the calculation of Closing Net Cash.

“Rights Agent” means the Rights Agent named in the first paragraph of this Agreement, until a successor Rights Agent will have become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” will mean such successor Rights Agent.

“Tax Proceeds” means any cash or cash equivalents actually received prior to the Expiration Date by the Company or Repare Therapeutics USA, Inc. from any Governmental Entity (i) on account of investment tax credits, or GST/HST or QST reimbursements or refunds or (ii) in respect of Repare Therapeutics USA, Inc. on account of any Tax refunds in an expected amount of approximately $500,000 in each case, to the extent attributable to the period (or portion thereof) prior to the Closing, reduced by any Permitted Deductions.

Rules of Construction.

As used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders.

This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption of burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of this Agreement.

As used in this Agreement, the words “include,” “includes,” or “including” will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive.

When reference is made in this Agreement to an Article or Section, such reference will refer to Articles and Sections of this Agreement, as the case may be, unless otherwise indicated.

The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

All references to $ are to United States dollars.

CONTINGENT VALUE RIGHTS

CVRs; Authority; Appointment of Rights Agent. The CVRs represent the contractual rights of Holders to receive contingent cash payment of the CVR Proceeds from Purchaser pursuant to this Agreement. Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Purchaser and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the Rights Agent, and the Representative, constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. Neither the execution and delivery of this Agreement nor the performance by Purchaser of its obligations hereunder or the consummation of the transactions contemplated hereby will: (i) conflict with, or result in any violation of any provision of the certificate of incorporation, bylaws and other similar organizational documents of Purchaser; or (ii) conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under, any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser or its properties or assets which violation, in the case of clause (ii), individually or in the aggregate, would reasonably be expected to have a material adverse effect on the ability of Purchaser to perform the obligations forth in this Agreement. No consent, approval, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to Purchaser in connection with the execution and delivery of this Agreement by Purchaser or the consummation by Purchaser of the transactions contemplated hereby, except as would not reasonably be expected to have a material adverse effect on the ability of Purchaser to perform the obligations set forth in this Agreement. Purchaser hereby appoints [●] as the Rights Agent to act as rights agent for Purchaser in accordance with the instructions hereinafter set forth in this Agreement, and [●] hereby accepts such appointment.

Nontransferable. Except for Permitted CVR Transfers, the CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CVRs, in whole or in part, in violation of this Section 2.2 shall be void ab initio and of no effect.

No Certificate; Registration; Registration of Transfer; Change of Address.

The CVRs will be issued and distributed by Purchaser to each Holder in book-entry form only and will not be evidenced by a certificate or other instrument.

The Rights Agent will keep a register (the “CVR Register”) for the purpose of: (i) identifying the Holders (provided that the CVR Register will initially show one position for Cede & Co. as nominee for DTC, instead of showing individual Holders who received CVRs for Shares held by DTC in street name); and (ii) registering CVRs and Permitted CVR Transfers thereof. With respect to CVRs issued for Common Shares held by DTC on behalf of Holders who held such Common Shares in street name, the CVR Register will initially show one position for Cede & Co. as nominee for DTC, instead of showing the individual Holders of such CVRs. The Rights Agent will have no responsibility whatsoever directly to the street name holders with respect to transfers of CVRs unless and until such CVRs are transferred into the name of such street name holders in accordance with Section 2.2. With respect to any payments to be made under Section 2.4 below, the Rights Agent will accomplish the payment to any former street name holders of Common Shares by sending one lump payment to DTC. The Rights Agent will have no responsibilities whatsoever with regard to the distribution of payments by DTC to such street name holders. Upon request of a Holder or the Representative to Purchaser, Purchaser will cause the Rights Agent to make available to such Holder or the Representative, as applicable, a list of the other Holders, the number of CVRs held by each Holder, the contact information maintained by the Rights Agent with respect to each Holder and such other information relating to this Agreement as may be reasonably requested by the Representative and is information that is typically stored by a Rights Agent in accordance with general industry practices for similar types of engagements.

Subject to the restrictions on transferability set forth in Section 2.2 and subject to the Rights Agent’s bona fide procedures to validate the identity of a Holder, every request made to transfer a CVR must be in writing and accompanied by a written instrument of transfer, in form reasonably satisfactory to the Rights Agent pursuant to its guidelines, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative duly authorized in writing, or the Holder’s survivor (with written documentation evidencing such Person’s status as the Holder’s survivor), and setting forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice and proper validation of the identity of such Holder, the Rights Agent will, subject to its reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), register the transfer of the CVRs in the CVR Register. As a condition of such transfer, Purchaser and Rights Agent may require a transferring Holder or its transferee to pay to the applicable Governmental Entity any transfer, stamp, documentary, registration, or other similar Tax or governmental charge that is imposed in connection with any such registration of transfer. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Holder of a CVR of such applicable Taxes or charges unless and until the Rights Agent is reasonably satisfied that all such Taxes or charges have been paid or that such Taxes or charges are not applicable. All duly transferred CVRs registered in the CVR Register will be the valid obligations of Purchaser and will entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR will be valid until registered in the CVR Register in accordance with this Agreement.

A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice and proper validation of the identity of such Holder, the Rights Agent will promptly record the change of address in the CVR Register.

Payment Procedures: Notices.

If a Disposition Agreement is entered into during the Disposition Period, then Purchaser shall promptly deliver to the Rights Agent (with a copy to the Representative) written notice indicating that a Disposition Agreement has been entered into and a copy of the Disposition Agreement and any ancillary agreements thereto.

On or prior to each CVR Payment Date, with respect to any Existing Partnership Proceeds, Disposition Proceeds, Tax Proceeds or any Additional Closing Net Cash Proceeds, Purchaser shall deliver to the Rights Agent (with a copy to the Representative): (i) written notice indicating that: (A) the Holders are entitled to receive one or more payments with respect to Existing Partnership Proceeds, Disposition Proceeds, Tax Proceeds or Additional Closing Net Cash Proceeds, as applicable; (B) the source and trigger event for such payment of Existing Partnership Proceeds, Disposition Proceeds, Tax Proceeds or Additional Closing Net Cash Proceeds, as applicable; and (C) a calculation of Gross Proceeds (including any calculation or supporting documentations applicable to any allocation determination for consideration related or not related to a CVR Product), Net Proceeds and any Permitted Deductions used to calculate such Existing Partnership Proceeds or Disposition Proceeds, with reasonable supporting detail for such Permitted Deductions, or other calculations used to calculate the Tax Proceeds or Additional Closing Net Cash Proceeds, as applicable (each such notice, a “CVR Payment Notice”); (ii) a letter of instruction setting forth, for each CVR, the CVR Payment Amount with respect thereto (including each component included in the calculation thereof); and (iii) any other letter of instruction reasonably required by the Rights Agent. On or prior to any CVR Payment Date, Purchaser shall deliver to the Rights Agent the CVR Payment Amounts required by Section 4.2. All payments by Purchaser hereunder shall be made in U.S.

dollars. For the avoidance of doubt, Purchaser shall have no further liability in respect of the relevant CVR Payment Amount upon delivery of such CVR Payment Amount in accordance with this Section 2.4(b) and the satisfaction of each of Purchaser’s obligations set forth in this Section 2.4(b). With respect to cash deposited by Purchaser with the bank or financial institution designated by Rights Agent, Rights Agent agrees to cause such bank or financial institution to establish and maintain a separate demand deposit account, therefor in the name of Rights Agent for the benefit of Purchaser. Rights Agent will only draw upon cash in such account(s) as required from time to time in order to make payments as required under this Agreement and any applicable tax withholding payments.

The Rights Agent will promptly, and in any event within ten (10) Business Days after receipt of the CVR Payment Notice as well as any letter of instruction reasonably required by the Rights Agent, send each Holder at its registered address a copy of the CVR Payment Notice and, following the applicable CVR Payment Date, promptly pay the CVR Payment Amount to each of the Holders reflected in the CVR Register as of the close of business on the CVR Payment Date.

Any portion of the CVR Payment Amount that remains undistributed to a Holder six (6) months after the date of the delivery of the applicable CVR Payment Date will be delivered by the Rights Agent to Purchaser, upon demand, and any Holder will thereafter look only to Purchaser for payment of the CVR Payment Amount, without interest, but such Holder will have no greater rights against Purchaser than those accorded to general unsecured creditors of Purchaser under applicable Laws.

None of Purchaser, any of its Affiliates, including the Company (after the Closing), or the Rights Agent will be liable to any Person in respect of the CVR Payment Amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If, despite Purchaser’s, any of its Affiliates’ and/or the Rights Agent’s commercially reasonable efforts to deliver the CVR Payment Amount to the applicable Holder, the CVR Payment Amount has not been paid prior to two (2) years after the applicable CVR Payment Date (or immediately prior to such earlier date on which the CVR Payment Amount would otherwise escheat to or become the property of any Governmental Entity), the CVR Payment Amount will, to the extent permitted by applicable Laws, become the property of Purchaser, free and clear of all claims or interest of any Person previously entitled thereto. In addition to and not in limitation of any other indemnity obligation herein, Purchaser agrees to indemnify and hold harmless Rights Agent with respect to any liability, penalty, cost or expense Rights Agent may incur or be subject to in connection with transferring such property to Purchaser.

Tax Matters.

Except to the extent any portion of the CVR Payment Amount is required to be treated as interest pursuant to applicable Laws, Purchaser and the Representative intend that (i) for all U.S. federal and applicable state and local income tax purposes: (A) the CVRs received in respect of Common Shares (which for avoidance of doubt does not include the Equity Award CVRs) are treated as additional consideration paid with respect to such Common Shares in connection with the Transactions; (B) any CVR Payment Amount received in respect of such CVRs is treated as an amount realized on the disposition or partial disposition of the applicable CVRs; and (C) any CVR Payment Amount paid in respect of any Equity Award CVR is treated as wages in the year in which the CVR Payment Amount is made (and not upon the receipt of such CVR); and (ii) for all Canadian federal and applicable provincial and territorial income tax purposes, the Equity Award CVRs received by a Person subject to Canadian income taxation will be treated as additional compensation for the disposition of the Options or RSUs, as applicable, pursuant to the Arrangement, and any subsequent CVR Payment Amount received in respect of such Equity Award CVRs will be treated as an amount realized on the disposition or partial disposition of such Equity Award CVRs (clauses (i) and (ii), collectively, the “Intended Tax Treatment”). Parent and Purchaser shall file all Tax Returns in a manner consistent with the Intended Tax Treatment, unless otherwise required by applicable Laws.

In addition to any Permitted Deductions, Purchaser and its Affiliates (including the Company, after the Closing) and the Rights Agent shall be entitled to deduct and withhold, or cause to be deducted or withheld, from each CVR Payment Amount or any other amounts otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld therefrom under applicable Laws. With respect to Holders who received Equity Award CVRs, any such withholding may be made, or caused to be made, by the Company through the payroll system or any successor payroll system of Purchaser or any of its Affiliates, including the Company (after the Closing). Prior to making (or causing to be made) any such Tax deduction or withholding, Purchaser shall instruct the Rights Agent to provide the opportunity for the Holders to provide properly completed and duly executed Internal Revenue Service Forms W-9 or appropriate W-8, as applicable, or any other reasonably appropriate forms or information from Holders in order to avoid or reduce withholding. Purchaser, any of its Affiliates (including the Company, after the Closing) and the Rights Agent shall promptly and timely remit, or cause to be remitted, any amounts withheld in respect of Taxes to the appropriate Governmental Entity. To the extent any amounts are so deducted and withheld and remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

Purchaser and the Representative intend that each payment provided under this Agreement with respect to an Equity Award CVR (the “Payments”) is a separate “payment” for purposes Section 1.409A-2(b)(2)(i) of the U.S. Treasury Regulations. For the avoidance of doubt, Purchaser and the Representative intend that the Payments (i) shall be deemed conditional payments subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder and any state law of similar effect (collectively “Section 409A”), and (ii) satisfy, to the greatest extent possible, the exemption from the application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4) and, to the extent not so exempt, that the Payments comply, and this Agreement be interpreted to the greatest extent possible, as consistent with Treasury Regulations Section 1.409A-3(i)(5)(iv)(A) – that is, as “transaction-based compensation.” To the extent this Agreement (and any definitions hereunder), or any payments hereunder, are not exempt, they shall be construed in a manner that complies with Section 409A, including by reason of satisfying the “transaction-based compensation” provisions thereunder and shall incorporate by reference all required definitions and payment terms. Notwithstanding the foregoing, none of Purchaser, the Company (after the Closing) or the manager of Purchaser, or any of their respective representatives make any representation or warranty and will have no liability to a Holder or transferee or any other Person if any payments under any provisions of this Agreement are determined to constitute deferred compensation under Section 409A of the Code (or any similar provisions of applicable state or local law) that are subject to certain additional federal, state or other taxes. Purchaser may provide each recipient of an Equity Award CVR with a notice or award agreement setting forth the terms and condition of the holder’s entitlement to payments under such Equity Award CVR in accordance with the terms of this Agreement. Rights Agent makes no representations or warranties with respect to tax treatment of the CVRs. None of the Rights Agent, its Affiliates or the services provided by the Rights Agent hereunder are intended to provide legal, tax or financial advice.

No Voting, Dividends or Interest; No Equity or Ownership Interest in Purchaser or any of its Affiliates.

The CVRs will not have any voting or dividend rights, and interest will not accrue on any amounts payable on the CVRs to any Holder.

The CVRs will not represent any equity or ownership interest in Purchaser, the Company or any of their respective Affiliates. It is hereby acknowledged and agreed that a CVR shall not constitute a security of Purchaser.

Each Holder acknowledges and agrees to the appointment and authority of the Representative to act as the exclusive representative, agent and attorney-in-fact of such Holder and all Holders as set forth in this Agreement. Each Holder agrees that such Holder will not challenge or contest any action, inaction, determination or decision of the Representative or the authority or power of the Representative and will not threaten, bring, commence, institute, maintain, prosecute or voluntarily aid any action, which challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, including the provisions relating to the authority of the Representative to act on behalf of such Holder and all Holders as set forth in this Agreement. All actions taken by the Representative under this Agreement shall be binding upon each Holder and such Holder’s successors as if expressly confirmed and ratified in writing by such Holder, and all defenses which may be available to any Holder to contest, negate or disaffirm the action of the Representative taken in good faith under this Agreement are waived.

Purchaser, its manager and its officers and Affiliates will not be deemed to have any fiduciary or similar duties to any Holder by virtue of this Agreement.

It is hereby acknowledged and agreed that the CVRs and the possibility of any payment hereunder with respect thereto are highly speculative and subject to numerous factors outside of Purchaser’s control, and there is no assurance that Holders will receive any payments under this Agreement or in connection with the CVRs. The parties acknowledge that it is possible that no Existing Partnership Proceeds, Disposition Proceeds, Tax Proceeds or Additional Closing Net Cash Proceeds will accrue during the Existing Partnership Period and that there will not be any Gross Proceeds that may be the subject of a CVR Payment Amount.

Ability to Renounce or Abandon CVR. Notwithstanding anything to the contrary contained herein, any Holder or Holder’s successor or assign pursuant to a Permitted CVR Transfer may, at any time, at such Holder’s option, agree to renounce, in whole or in part, its rights under this Agreement and abandon all of such Holder’s remaining rights in a CVR by transferring such CVR to Purchaser without consideration therefor, effected by written notice to the Rights Agent, the Representative and Purchaser, which renouncement and abandonment notice, if given, shall be irrevocable. Nothing in this Agreement shall prohibit Purchaser or any of its Affiliates, including the Company (after the Closing), from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its sole discretion. Any CVRs acquired by Purchaser or any of its Affiliates, including the Company (after the Closing), shall be automatically deemed extinguished and no longer outstanding for purposes of the definition of Acting Holders and ARTICLE VI and Section 6.3 hereunder.

THE RIGHTS AGENT

Certain Duties and Responsibilities. The provisions of this Article III shall survive the termination of this Agreement and the resignation, replacement or removal of the Rights Agent, and the exercise, termination and expiration of the CVRs. The Rights Agent will not have any liability for any actions taken or not taken in connection with this Agreement, except to the extent of its bad faith, gross negligence, fraud or willful misconduct (in each case as determined by a court of competent jurisdiction). IN NO EVENT WILL THE RIGHTS AGENT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT (INCLUDING LOST PROFITS, DAMAGE TO REPUTATION OR LOST SAVINGS), EVEN IF FORESEEABLE AND EVEN IF RIGHTS AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Certain Rights of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations will be read into this Agreement against the Rights Agent. In addition, Purchaser and the Representative (on behalf of the Holders) each agree that the Rights Agent shall have the following rights:

the Rights Agent may rely on and will be protected and held harmless by Purchaser in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, power of attorney, endorsement, direction, consent, order or other paper or document believed by it in good faith to be genuine and to have been signed, executed and, where necessary, verified or acknowledged or presented by the proper party or parties;

the Rights Agent may rely on and shall be held harmless by Purchaser in acting upon written (including electronically transmitted) or oral instructions from Purchaser, the Representative or any Holder with respect to any matter relating to its acting as Rights Agent;

whenever the Rights Agent deems it desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Rights Agent may: (i) rely upon an Officer’s Certificate, which certificate shall be full authorization and protection to the Rights Agent; and (ii) the Rights Agent shall, in the absence of bad faith, gross negligence, fraud or willful misconduct on its part (in each case, as determined by a court of competent jurisdiction), incur no liability and be held harmless by Purchaser for or in respect of any action taken or omitted to be taken by it under the provisions of this Agreement in reliance upon such Officer’s Certificate;

the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel will, in the absence of bad faith, gross negligence, fraud or willful misconduct (in each case, as determined by a court of competent jurisdiction), provide full and complete authorization and protection to the Rights Agent and the Rights Agent shall be held harmless by Purchaser in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

the permissive rights of the Rights Agent to do things enumerated in this Agreement will not be construed as a duty;

the Rights Agent will not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the CVR Proceeds;

the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Purchaser with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Purchaser only;

the Rights Agent will have no liability and shall be held harmless by Purchaser in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Purchaser), nor shall it be responsible for any breach by Purchaser of any covenant or condition contained in this Agreement;

the Rights Agent shall not be required to perform any action if such action would cause the Rights Agent to violate any applicable law, regulation or court order;

the Rights Agent shall not be deemed to have any knowledge of any event of which it was to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing;

the Rights Agent shall not assume any obligations or relationship of agency or trust with the Representative or any Holder;

Purchaser agrees to indemnify the Rights Agent and its affiliates, and its and their respective employees, officers, directors, representatives and advisors for, and hold such Persons harmless against, any loss, liability, damage, judgment, fine, penalty, cost or expense (each, a “Loss”) arising out of or in connection with the Rights Agent’s duties under this Agreement, including the reasonable, documented and necessary out-of-pocket costs and expenses of defending Rights Agent against any claims, charges, demands, actions or suits arising out of or in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement or enforcing its rights hereunder, unless such Loss has been determined by a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith, fraud or willful misconduct; provided that this Section 3.2(l) shall not apply with respect to income, receipt, franchise or similar Taxes;

Purchaser agrees: (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement as agreed upon in writing by the Rights Agent and Purchaser on or prior to the date hereof; and (ii) to reimburse the Rights Agent for all reasonable, documented and necessary out-of-pocket expenses paid or incurred by the Rights Agent in connection with the administration by the Rights Agent of its duties hereunder, including all stamp and transfer Taxes (and excluding for the avoidance of doubt any income, receipt, franchise or similar) and governmental charges, except that Purchaser will have no obligation to pay the fees of the Rights Agent or reimburse the Rights Agent for the fees of counsel in connection with any lawsuit initiated by the Rights Agent on behalf of itself, except in the case of any suit enforcing the provisions of Section 2.4(a), Section 2.4(b), Section 2.4(c), Section 2.4(d) or Section 3.2, if Purchaser is found by a court of competent jurisdiction to be liable to the Rights Agent or the Holders, as applicable in such suit; and

no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Resignation and Removal; Appointment of Successor.

The Rights Agent may resign at any time by giving written notice thereof to Purchaser (with a copy to the Representative) specifying a date when such resignation will take effect, which notice will be sent at least sixty (60) days prior to the date so specified but in no event will such resignation become effective until a successor Rights Agent has been appointed. The Representative shall have the right to remove Rights Agent at any time by specifying a date when such removal will take effect but no such removal will become effective until a successor Rights Agent has been appointed. Notice of such removal will be given by the Representative to Rights Agent (with a copy to Purchaser), which notice will be sent at least sixty (60) days prior to the date so specified.

If the Rights Agent provides notice of its intent to resign, is removed pursuant to Section 3.3(a) or becomes incapable of acting, Purchaser and the Representative, acting in concert, will, as soon as is reasonably possible, appoint a qualified successor Rights Agent who, unless otherwise consented to in writing by the Acting Holders, shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. The successor Rights Agent so appointed will, forthwith upon its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent. Notwithstanding the foregoing, if Purchaser shall fail to make such appointment within a period of 60 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the Acting Holders may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. The successor Rights Agent so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 3.5, become the successor Rights Agent.

Purchaser will give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice will include the name and address of the successor Rights Agent. If Purchaser fails to send such notice within ten (10) Business Days after acceptance of appointment by a successor Rights Agent in accordance with Section 3.4, the successor Rights Agent will cause the notice to be mailed at the expense of Purchaser. Failure to give any notice provided for in this Section 3.3, however, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Transition Support. Rights Agent will cooperate with Purchaser, the Representative and any successor Rights Agent as reasonably requested in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including the transfer of all relevant data, including transferring the CVR Register to the successor Rights Agent.

Acceptance of Appointment by Successor. Every successor Rights Agent appointed pursuant to Section 3.3(b) hereunder will execute, acknowledge and deliver to Purchaser and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Rights Agent. On request of Purchaser or the successor Rights Agent, the retiring Rights Agent will execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers, trusts and duties of the retiring Rights Agent.

COVENANTS

List of Holders. Purchaser will furnish or cause to be furnished to the Rights Agent (with a copy to the Representative) in such form as Purchaser receives from the Company’s transfer agent (or other agent performing similar services for Purchaser), the names and addresses of the Holders of such securities within thirty (30) days of the Closing.

Payment of CVR Payment Amounts. Purchaser shall, on or prior to any CVR Payment Date, deposit with the bank or financial institution designated by the Rights Agent, for payment to the Holders in accordance with Section 2.4, the aggregate amount necessary to pay the CVR Payment Amount to each Holder.

Discretion and Decision-Making Authority. Notwithstanding anything herein to the contrary, but subject to Purchaser’s obligations as set forth in Section 4.6, (a) Purchaser and its Affiliates, including the Company (after the Closing), shall have the power and right to control all aspects of their businesses and operations (and all of their assets and products), and subject to its compliance with the terms of this Agreement, Purchaser and its Affiliates, including the Company (after the Closing), may exercise or refrain from exercising such power and right as it may deem appropriate and in the best overall interests of Purchaser and its Affiliates, including the Company (after the Closing), and its and their stockholders, rather than the interest of the Holders; and (b) following the Efforts Disposition Period, the Company shall be permitted to take (or omit) any action in respect of the CVR Products.

Audit Right. Upon the prior written request by the Representative, Purchaser shall meet at reasonable times during normal business hours with the Representative to discuss the content of any CVR Payment Notice. Purchaser agrees to maintain, for at least six (6) months after the last possible payment of CVR Proceeds, all books and records relevant to the calculation of a CVR Payment Amount and the amount of Gross Proceeds, Net Proceeds and Permitted Deductions or any other calculations with respect to the Additional Closing Net Cash Proceeds, as applicable. Subject to reasonable advance written notice from the Representative and prior execution and delivery by an independent accounting firm of national reputation chosen by the Representative (the “Accountant”) of a reasonable and customary confidentiality/nonuse agreement, Purchaser shall permit the Representative and the Accountant, acting as agent of the Representative (on behalf of the Holders), for one (1) year after the last possible payment of CVR Proceeds, to have access during normal business hours to the books and records of Purchaser as may be reasonably necessary to audit the calculation of such CVR Payment Amount, the calculation of the amount of Gross Proceeds, Net Proceeds and Permitted Deductions or any calculations with respect to the Additional Closing Net Cash Proceeds, as applicable.

Assignments. Purchaser shall not, in whole or in part, assign any of its obligations under this Agreement other than in accordance with the terms of Section 6.3.

Additional Covenants.

During the Existing Partnership Period, Purchaser shall, and shall cause its Affiliates (including the Company (after the Closing)), and licensees and rights transferees to, use commercially reasonable efforts to (i) maintain and enforce the Existing Partnership Agreements and (ii) comply in all material respects with their respective covenants and obligations under each Existing Partnership Agreement.

During the Efforts Disposition Period, Purchaser shall, and shall cause its Affiliates (including the Company (after the Closing)), licensees and rights transferees to, use commercially reasonable efforts to (i) enter into one or more Disposition Agreements as promptly as practicable following the Closing, (ii) maintain and enforce any Disposition Agreements entered into prior to or following the Closing Date and (iii) retain an employee or consultant of Purchaser or the Company for the purpose of maintaining and preserving the CVR Products.

During the Efforts Disposition Period, Purchaser shall, and shall cause its Affiliates (including the Company (after the Closing)), and licensees and rights transferees to, use commercially reasonable efforts to comply in all material respects with their respective covenants and obligations under each such Disposition Agreement.

During the Efforts Disposition Period, Purchaser shall, and shall cause its Affiliates (including the Company (after the Closing)), licensees and rights transferees to, use commercially reasonable efforts to maintain and prosecute the intellectual property relating to the CVR Products. For the avoidance of doubt, Purchaser and (after the Closing) the Company are not obligated to pursue new clinical, manufacturing or enabling work with respect to the CVR Products, except as otherwise required pursuant to the applicable Disposition Agreement, Existing Partnership Agreement, or agreement governing a Permitted Disposition.

During the Existing Partnership Period and the Disposition Period, Purchaser shall, and (after the Closing) shall cause the Company to maintain the CVRs (including fees and expenses related to the Rights Agent and the Representative).

During the Disposition Period: (i) Purchaser shall, and (after the Closing) shall cause the Company to, maintain records in the ordinary course of business pursuant to record-keeping procedures normally used by Purchaser and the Company regarding their respective activities (including its resources and efforts) with respect to entering into Disposition Agreements; and (ii) to the extent the Company licenses, sells, assigns or otherwise transfers intellectual property and other rights (including, without limitation, all data, marketing authorizations and applications for marketing authorization), assets, rights, powers, privileges and Contracts, the Company will require the licensee, purchaser, assignee, or transferee, as applicable to provide the information necessary for Purchaser to comply with its obligations under this Agreement.

During the Existing Partnership Period (including any Tail Period), upon the reasonable written request from the Representative, Purchaser will provide: (i) the Representative with a written update in reasonable detail describing the progress, status and anticipated trajectory of efforts in respect of the Existing Partnerships; and (ii) the anticipated timing of receiving payments in respect of the Existing Partnerships, in each case up to (A) one time in a fiscal quarter of each calendar year during the Existing Partnership Period and (B) one time during the Tail Period. The Representative agrees to maintain the confidentiality of any such update or other confidential information provided by Purchaser to the Representative under this Agreement; provided that the Representative may disclose any such update or other information to the Representative.

During the Disposition Period (including any Tail Period), upon the reasonable written request from the Representative, Purchaser will provide: (i) the Representative with a written update in reasonable detail describing the progress, status and anticipated trajectory of efforts in respect of the Disposition Agreement; and (ii) the anticipated timing of receiving payments in respect of the Disposition Agreements, in each case up to (A) one time in a fiscal quarter of each calendar year during the Disposition Period and (B) one time during the Tail Period. The Representative agrees to maintain the confidentiality of any such update or other confidential information provided by Purchaser to the Representative under this Agreement; provided that the Representative may disclose any such update or other information to the Representative of its Affiliates.

In the event that Purchaser desires to consummate a Change of Control or other disposition of the CVR Products prior to the Expiration Date, Purchaser shall cause the Person acquiring the assets, shares or voting interests in the Company (or its successor) or the applicable CVR Products, as applicable, to assume Purchaser’s or its successor’s (as applicable depending upon the structure of the Change of Control) obligations, duties and covenants under this Agreement. No later than five (5) Business Days after the consummation of any Change of Control or other transaction, Purchaser will deliver to the Rights Agent an Officer’s Certificate, stating that such Change of Control or other transaction complies with this Section 4.6(i) and that all conditions precedent herein relating to such transaction have been complied with.

AMENDMENTS

Amendments without Consent of Holders.

Without the consent of any Holders, the Representative, Purchaser and the Rights Agent, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

to evidence the succession of another Person to Purchaser and the assumption by any such successor of the covenants of Purchaser herein as provided in Section 6.3; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

to add to the covenants of Purchaser such further covenants, restrictions, conditions or provisions as the Representative, Purchaser and the Rights Agent will consider to be for the protection of the Holders;

to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and to ensure that the CVRs are not subject to any similar registration or prospectus requirement under applicable securities laws outside of the United States; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

to evidence the succession of another Person as a successor Rights Agent or the Representative and the assumption by any such successor of the covenants and obligations of the Rights Agent or the Representative, as applicable, herein in accordance with Section 3.3 and Section 3.4; or

any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement; provided that, in each case, such addition, elimination or change does not adversely affect the interests of the Holders in any material respect.

Without the consent of any Holders, the Representative, Purchaser and the Rights Agent, in their sole and absolute discretion, at any time and from time to time, may enter into one or more amendments hereto, to reduce the number of CVRs which, and only in the event that, any Holder agrees to renounce and abandon such Holder’s rights under this Agreement in accordance with Section 2.7.

Promptly after the execution by the Representative, Purchaser and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Purchaser shall mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Amendments with Consent of Holders.

Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders), with the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the Holders, the Representative, Purchaser and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interests of the Holders.

Promptly after the execution by Purchaser the Representative, and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1(c), Purchaser will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Execution of Amendments. In executing any amendment permitted by this ARTICLE V, the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by Purchaser stating that the execution of such amendment is authorized or permitted by this Agreement. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise.

Effect of Amendments. Upon the execution of any amendment under this ARTICLE V, this Agreement will be modified in accordance therewith, such amendment will form a part of this Agreement for all purposes and every Holder will be bound thereby. Notwithstanding anything in this Agreement to the contrary, the Rights Agent and the Representative shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement or, with respect to the Representative, the rights, duties, obligations or immunities of the Holders under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by Purchaser, Rights Agent and the Representative.

OTHER PROVISIONS OF GENERAL APPLICATION.

Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in Person or by email, or by overnight courier, or three (3) Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested), provided that with respect to notices delivered to the Representative, such notices must be delivered solely via email, as follows:

If to the Rights Agent, to it at:

[●]

Email: [●]

With a copy (which shall not constitute notice) to:

[●]

Email: [●]

If to the Representative, to it at:

[●]

Email: [●]

If to Purchaser:

XenoTherapeutics, Inc.

[●]

Attention: [●]

Email:   [●]

Any party may specify a different address by giving notice in accordance with this Section 6.1.

Notice to Holders. Where this Agreement provides for notice to Holders, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders.

Successors and Assigns. Purchaser may assign any or all of its rights, interests and obligations hereunder in its sole discretion and without the consent of any other party: (i) to any controlled Affiliate of Purchaser, but only for so long as it remains a controlled Affiliate of Purchaser (and Purchaser shall cause such Affiliate to immediately assign all of its rights, interests and obligations hereunder to Purchaser if and when such Affiliate ceases to be a controlled Affiliate of Purchaser); (ii) in compliance with Section 4.6(i) or (iii) otherwise with the prior written consent of the Acting Holders (such consent not to be unreasonably withheld, conditioned or delayed), any other Person (any permitted assignee under clauses (i), (ii) or (iii), an “Assignee”), in each case provided that the Assignee agrees to assume and be bound by all of the terms of this Agreement as if it were Purchaser. Any Assignee may thereafter assign all of its rights, interests and obligations hereunder in the same manner, and subject to the same conditions, as Purchaser pursuant to the prior sentence. In connection with any assignment to an Assignee described in clauses (i) or (ii) above in this Section 6.3, Purchaser shall agree to remain liable for the performance by each Assignee of all obligations of Purchaser hereunder with such Assignee substituted for Purchaser under this Agreement. This Agreement will be binding upon, inure to the benefit of and be enforceable by each of Purchaser’s successors and each Assignee. Subject to compliance with the requirements set forth in this Section 6.3 relating to assignments, this Agreement shall not restrict Purchaser’s ability to merge or consolidate with, or sell, issue or dispose of its stock or other equity interests or assets to, any other Person. Each of Purchaser’s successors and Assignees shall expressly assume by an instrument supplemental hereto, executed and delivered to the Rights Agent (with a copy to the Representative), the due and punctual payment of the CVR Proceeds and the due and punctual performance and observance of all of the covenants and obligations of this Agreement to be performed or observed by Purchaser. The Rights Agent may not assign this Agreement without the Representative’s written consent, except to an affiliate of the Rights Agent in connection with a corporate restructuring or to a successor Rights Agent in accordance with the terms of this Agreement. Any attempted assignment of this Agreement or any such rights in violation of this Section 6.3 shall be void and of no effect.

Benefits of Agreement. Nothing in this Agreement, express or implied, will give to any Person (other than the Rights Agent, the Representative, Purchaser, Purchaser’s successors and assignees, the Holders and the Holders’ successors and assigns pursuant to a Permitted CVR Transfer) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the foregoing. The rights of Holders and their successors and assigns pursuant to Permitted CVR Transfers are limited to those expressly provided in this Agreement. Notwithstanding anything to the contrary herein, the Representative shall not commence any legal proceeding under this Agreement on behalf of or to enforce the rights of the Holders except at the direction of and with the prior written consent of the Acting Holders. Except for the rights of the Rights Agent and the Representative set forth herein, the Acting Holders will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights. Reasonable expenditures incurred by such Holders in connection with any enforcement action hereunder may be deducted from any damages or settlement obtained prior to the distribution of any remainder to Holders generally. Holders acting pursuant to this provision on behalf of all Holders shall have no liability to the other Holders for such actions. The Representative and all Holders (including the Acting Holders) must enforce any such legal or equitable rights, remedies or claims under this Agreement against Purchaser and not against the Rights Agent.

Governing Law; Jurisdiction; Waiver of Jury Trial.

This Agreement, the CVRs and all actions arising under or in connection therewith shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

Each of the parties hereto (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if (but only if) such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware and any appellate court therefrom (collectively, the “Delaware Courts”); and (ii) consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 6.1. Each of the parties irrevocably and unconditionally: (A) agrees not to commence any such action or proceeding except in the Delaware Courts; (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Delaware Courts; (C) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in the Delaware Courts; and (D) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Delaware Courts.

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH PARTY HERETO (A) MAKES THIS WAIVER VOLUNTARILY AND (B) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 6.5(C).

Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

Counterparts and Signature. This Agreement may be executed in two or more counterparts (including by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party, it being understood that the parties need not sign the same counterpart.

Termination. This Agreement will be terminated and of no force or effect, the parties hereto will have no liability hereunder (other than with respect to monies due and owing by Purchaser to the Rights Agent and/or the Representative), and no payments will be required to be made, upon the earliest to occur of: (a) the delivery by the Rights Agent to each Holder of all CVR Payment Amounts required to be paid under the terms of this Agreement; (b) the delivery of a written notice of termination duly executed by Purchaser, the Company and the Acting Holders; or (c) the Expiration Date; provided, that if on the Expiration Date (i) Gross Proceeds are due to, but not yet received by, Purchaser or any of its Affiliates or (ii) CVR Payment Amounts have been determined to be payable to Holders pursuant hereto which have not yet been paid, in each of cases (i) and (ii), then this Agreement shall terminate in accordance with this Section 6.8(c) on the date that is the first anniversary of the Expiration Date (such additional period, the “Tail Period”). For the avoidance of doubt and notwithstanding anything to the contrary, nothing herein shall terminate or otherwise negatively affect any of the rights or remedies of the Representative with respect to the Holders pursuant to this Agreement or otherwise.

Entire Agreement. This Agreement, the Arrangement Agreement (including the schedules, annexes and exhibits thereto and the documents and instruments referred to therein) contain the entire understanding of the parties hereto and thereto with reference to the transactions and matters contemplated hereby and thereby and supersede all prior agreements, written or oral, among the parties with respect hereto and thereto.

Legal Holiday. In the event that the CVR Payment Date shall not be a Business Day, then, notwithstanding any provision of this Agreement to the contrary, any payment required to be made in respect of the CVRs on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the CVR Payment Date.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

XENOTHERAPEUTICS, INC.

By
Name
Title

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

[RIGHTS AGENT] solely in its capacity as Rights Agent

By
Name
Title

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

[REPRESENTATIVE], solely in its capacity as Representative

By
Name
Title

ANNEX B FAIRNESS OPINION

November 14, 2025

The Board of Directors

Repare Therapeutics Inc.

7171 Frederick-Banting, Building 2, Suite 270

St-Laurent, Quebec, Canada H4S 1Z9

Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding common shares, without par value (the “Common Shares”) of Repare Therapeutics Inc., a company existing under the laws of the Province of Quebec (the “Company”), of the Cash Consideration (as defined below) proposed to be paid to such holders pursuant to the terms of the arrangement contemplated by the Arrangement Agreement (the “Agreement”) to be entered into between XenoTherapeutics, Inc., a company existing under the laws of Massachusetts (“Parent”), Xeno Acquisition Corp., a company existing under the laws of Delaware and a wholly-owned subsidiary of Parent (the “Purchaser”), and the Company and, solely for purposes of guaranteeing the obligations of Parent and the Purchaser, XOMA Royalty Corporation, a company existing under the laws of Nevada (“Guarantor”). The Agreement provides for the acquisition by the Purchaser of all of the issued and outstanding Common Shares in the capital of the Company by way of a plan of arrangement (the “Plan of Arrangement”) under the provisions of the Business Corporations Act (Quebec) (the “QBCA”) (such transaction, the “Arrangement”). The transactions contemplated by the Agreement and the Plan of Arrangement are collectively referred to herein as the “Transaction.” Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

Pursuant to the Arrangement, each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any affiliate of the Purchaser (collectively, “Excluded Shares”)) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for an amount per Common Share equal to the sum of (A) the Cash Amount (as defined below) plus (B) (i) the Incentive Securities Cash Balance divided by (ii) the number of issued and outstanding Common Shares as at immediately prior to the Effective Time (collectively, the “Cash Consideration”) plus (C) one CVR per Common Share (the “Consideration”), each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid the Consideration in accordance with the Plan of Arrangement, the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company, and the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company.

The “Cash Amount” means an amount per Common Share equal to (i) the Closing Net Cash as of the Cash Determination Time, divided by (ii) the Company Outstanding Shares. Under the terms of the Agreement, commencing at the Effective Time, (a) the Company shall reduce its issued share capital maintained in respect of the Common Shares by an aggregate amount equal to the Closing Net Cash and distribute to the Shareholders an amount per Common Share equal to the Cash Consideration. For purposes of this opinion, we have assumed, at your direction, that the Cash Consideration will be not less than US$1.82 per Common Share. The terms and conditions of the Transaction are more fully set forth in the Agreement, the Plan of Arrangement and the CVR Agreement

BOSTON | CHARLOTTE | MIAMI | NASHVILLE | NEW YORK | SAN FRANCISCO	LEERINK.COM

The Board of Directors

Repare Therapeutics Inc.

November 14, 2025

We have been engaged by the Company to act as its financial advisor in connection with the Transaction and we will receive a fee from the Company for providing such services, a portion of which is payable upon delivery of this opinion and the remaining (and principal) portion of which is contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

Leerink Partners LLC is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. Since October 2025, we have served as sales agent under Guarantor’s at-the-market sales agreement, and have received fees for such services. Except for the foregoing, during the past two years we have not provided investment banking services to the Company, Parent or their respective affiliates. In the ordinary course of business, we may in the future provide investment banking services to the Company, Parent, Guarantor or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of our trading and brokerage activities, we have in the past held and may in the future hold positions, for our own account or the accounts of our customers, in equity, debt or other securities of the Company, Parent, Guarantor or their respective affiliates.

Consistent with applicable legal and regulatory requirements, we have adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, our research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company, Parent, Guarantor, and the Transaction and other participants in the Transaction that differ from the views of our investment banking personnel.

In connection with this opinion, we have reviewed, among other things: (i) the proposed execution version of the Agreement, as provided to us by the Company on November 14, 2025; (ii) the proposed execution version of the Plan of Arrangement, as provided to us by the Company on November 14, 2025; (iii) the proposed final form of the CVR Agreement, as provided to us by the Company on November 13, 2025; (iv) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed by the Company with the Securities and Exchange Commission (the “SEC”); (v) the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025 and June 30, 2025, as filed by the Company with the SEC; (vi) certain Current Reports on Form 8-K, as filed by the Company with, or furnished by the Company to, the SEC; and (vii) a dissolution analysis of the Company, as furnished to us by the management of the Company and approved by management for our use (the “Dissolution Analysis”). We have also conducted discussions with members of the senior management and representatives of the Company regarding such Dissolution Analysis. The Company has advised us that it intends to discontinue and wind up the business of the Company and does not have a standalone business plan. In addition, we considered the results of our efforts on behalf of the Company to solicit, at the direction of the Company, indications of interest from third parties with respect to a possible acquisition of or business combination with the Company. We also conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Dissolution Analysis has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Dissolution Analysis for purposes of our analysis and this opinion. We express no view or opinion as to the Dissolution Analysis or the assumptions on which it is based. In addition, at your direction, we have not made

The Board of Directors

Repare Therapeutics Inc.

November 14, 2025

any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Furthermore, at your direction we have ascribed no value to the CVR Amount payable pursuant to the CVR Agreement.

We have assumed, at your direction, that the final executed Agreement and CVR Agreement and the final Plan of Arrangement will not differ in any respect material to our analysis or this opinion from the last versions of the Agreement, the CVR Agreement and the Plan of Arrangement reviewed by us. We have also assumed, at your direction, that the representations and warranties made by the Company and Parent and the Purchaser in the Agreement are and will continue to be true and correct in all respects material to our analysis. Furthermore, we have assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or its ability to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any national, provincial or other laws relating to bankruptcy, insolvency, or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of Common Shares (other than Excluded Shares) of the Cash Consideration proposed to be paid to such holders pursuant to the terms of the Arrangement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement, the CVR Agreement, or the Transaction, including, without limitation, the structure or form of the Transaction, the form or any other terms of the CVR, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any other party, or class of such persons in connection with the Transaction, whether relative to the Cash Consideration proposed to be paid to the holders of Common Shares pursuant to the terms of the Arrangement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any shareholder of the Company as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Agreement or any other matter.

The Board of Directors

Repare Therapeutics Inc.

November 14, 2025

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Transaction Committee and Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Transaction. This opinion has been authorized by the Leerink Partners LLC Fairness Opinion Review Committee.

Based upon and subject to the foregoing, including the various assumptions, qualifications and limitations set forth herein, it is our opinion that, as of the date hereof, the Cash Consideration proposed to be paid to the holders of Common Shares (other than Excluded Shares) pursuant to the terms of the Arrangement is fair, from a financial point of view, to such holders.

Very truly yours,

ANNEX C RIGHT TO DISSENT

“CHAPTER XIV

RIGHT TO DEMAND REPURCHASE OF SHARES

DIVISION I

GENERAL PROVISIONS

§ 1. — Conditions giving rise to right

372. The adoption of any of the resolutions listed below confers on a shareholder the right to demand that the corporation repurchase all of the person’s shares if the person exercised all the voting rights carried by those shares against the resolution:

(1) an ordinary resolution authorizing the corporation to carry out a squeeze-out transaction;

(2) a special resolution authorizing an amendment to the articles to add, change or remove a restriction on the corporation’s business activity or on the transfer of the corporation’s shares;

(3) a special resolution authorizing an alienation of corporation property if, as a result of the alienation, the corporation is unable to retain a significant part of its business activity;

(4) a special resolution authorizing the corporation to permit the alienation of property of its subsidiary;

(5) a special resolution approving an amalgamation agreement;

(6) a special resolution authorizing the continuance of the corporation under the laws of a jurisdiction other than Québec; or

(7) a resolution by which consent to the dissolution of the corporation is withdrawn if, as a result of the alienation of property begun during the liquidation of the corporation, the corporation is unable to retain a significant part of its business activity.

The adoption of a resolution referred to in any of subparagraphs 3 to 7 of the first paragraph confers on a shareholder whose shares do not carry voting rights the right to demand that the corporation repurchase all of the person’s shares.

373. The adoption of a special resolution described in section 191 confers on a shareholder holding shares of the class or series specified in that section the right to demand that the corporation repurchase all of the person’s shares of that class or series. That right is subject to the shareholder having exercised all the person’s available voting rights against the adoption and approval of the special resolution.

That right also exists if all the shares held by the shareholders are of the same class; in that case, the right is subject to the shareholder having exercised all of the person’s available voting rights against the adoption of the special resolution.

373.1. Despite section 93, non fully paid shares also confer the right to demand a repurchase.

374. The right to demand a repurchase conferred by the adoption of a resolution is subject to the corporation carrying out the action approved by the resolution.

375. A notice of a shareholders meeting at which a special resolution that could confer the right to demand a repurchase may be adopted must mention that fact.

The action approved by the resolution is not invalidated solely because of the absence of such a mention in the notice of meeting.

Moreover, if the meeting is called to adopt a resolution described in section 191 or in any of subparagraphs 3 to 7 of the first paragraph of section 372, the corporation notifies the shareholders whose shares do not carry voting rights of the possible adoption of a resolution that could give rise to the right to demand a repurchase of shares.

§ 2. — Conditions for exercise of right and terms of repurchase

I. — Prior notices

376. Shareholders intending to exercise the right to demand the repurchase of their shares must so inform the corporation; otherwise, they are deemed to renounce their right, subject to Division II.

To inform the corporation of the intention to exercise the right to demand the repurchase of shares, a shareholder must send a notice to the corporation before the shareholders meeting or advise the chair of the meeting during the meeting. In the case of a shareholder described in the second paragraph of section 372 none of whose shares carry voting rights, the notice must be sent to the corporation not later than 48 hours before the shareholders meeting.

377. As soon as a corporation takes the action approved by a resolution giving rise to the right to demand a repurchase of shares, it must give notice to all shareholders who informed the corporation of their intention to exercise that right.

The repurchase notice must mention the repurchase price offered by the corporation for the shares held by each shareholder and explain how the price was determined.

If the corporation is unable to pay the full redemption price offered because there are reasonable grounds for believing that it is or would be unable to pay its liabilities as they become due, the repurchase notice must mention that fact and indicate the maximum amount of the price offered the corporation will legally be able to pay.

378. The repurchase price is the fair value of the shares as of the close of the offices of the corporation on the day before the resolution conferring the right to demand a repurchase is adopted.

When the action approved by the resolution is taken following a take-over bid with respect to all the shares of a class of shares issued by a corporation that is a reporting issuer and the bid is closed within 120 days before the resolution is adopted, the repurchase price may be determined to be the fair value of the shares on the day before the take-over bid closed if the offeror informed the shareholders, on making the take-over bid, that the action would be submitted to shareholder authorization or approval.

379. The repurchase price of all shares of the same class or series must be the same, regardless of the shareholder holding them.

However, in the case of a shareholder holding non-fully paid shares, the corporation must subtract the unpaid portion of the shares from the repurchase price offered or, if it cannot pay the full repurchase price offered, the maximum amount that it can legally pay for those shares.

The repurchase notice must mention the subtraction and show the amount that can be paid to the shareholder.

380. Within 30 days after receiving a repurchase notice, shareholders must confirm to the corporation that they wish to exercise their right to demand a repurchase. Otherwise, they are deemed to have renounced their right.

The confirmation may not be limited to only part of the repurchasable shares. It does not affect a shareholder’s right to demand an increase in the repurchase price offered.

II. — Payment of repurchase price

381. A corporation must pay the offered repurchase price to all shareholders who confirmed their decision to exercise their right to demand the repurchase of their shares within 10 days after such confirmation.

However, a corporation that is unable to pay the full repurchase price offered because there are reasonable grounds for believing that it is or would be unable to pay its liabilities as they become due is only required to pay the maximum amount it may legally pay the shareholders. In that case, the shareholders remain creditors of the corporation for the unpaid balance of the repurchase price and are entitled to be paid as soon as the corporation is legally able to do so or, in the event of the liquidation of the corporation, are entitled to be collocated after the other creditors but by preference over the other shareholders.

III. — Increase in repurchase price

382. To contest a corporation’s appraisal of the fair value of their shares, shareholders must notify the corporation within the time given to confirm their decision to exercise their right to demand a repurchase.

Such contestation is a confirmation of a shareholder’s decision to exercise the right to demand a repurchase.

383. A corporation may increase the repurchase price offered within 30 days after receiving a notice of contestation.

The increase in the repurchase price of the shares of the same class or series must be the same, regardless the shareholder holding them.

384. If a corporation does not follow up on a shareholder’s contestation within 30 days after receiving a notice of contestation, the shareholder may ask the court to determine the increase in the repurchase price. The same applies when a shareholder contests the increase in the repurchase price offered by the corporation.

The shareholder must, however, make the application within 90 days after receiving the repurchase notice.

385. As soon as an application is filed under section 384, it must be notified by the corporation to all the other shareholders who are still contesting the appraisal of the fair value of their shares or the increase in the repurchase price offered by the corporation.

386. All shareholders to whom the corporation notified the application are bound by the court judgment.

387. The court may entrust the appraisal of the fair value of the shares to an expert.

388. The corporation must, without delay, pay the increase in the repurchase price to all shareholders who did not contest the increase offered. It must pay the increase determined by the court to all shareholders who, under section 386, are bound by the court judgment, within 10 days after the judgment.

However, a corporation that is unable to pay the full increase in the repurchase price because there are reasonable grounds for believing that it is or would be unable to pay its liabilities as they become due is only required to pay the maximum amount it may legally pay the shareholders. In such a case, the shareholders remain creditors of the corporation for the unpaid balance of the repurchase price and are entitled to be paid as soon as the corporation is legally able to do so or, in the event of the liquidation of the corporation, are entitled to be collocated after the other creditors but by preference over the other shareholders.

DIVISION II

SPECIAL PROVISIONS FOLLOWING FAILURE TO NOTIFY SHAREHOLDERS

389. If shareholders were unable to inform the corporation of their intention to exercise the right to demand the repurchase of their shares within the period prescribed by section 376 because the corporation failed to notify them of the possible adoption of a resolution giving rise to that demand, they may demand the repurchase of their shares as though they had informed the corporation and had voted against the resolution. Shareholders entitled to vote may not exercise the right to demand the repurchase of their shares if they voted in favour of the resolution or were present at the meeting but abstained from voting on the resolution. A shareholder is presumed to have been notified of the proposed adoption of the resolution if notice of the shareholders meeting was sent to the address entered in the security register for that shareholder.

390. A shareholder must demand the repurchase of shares within 30 days after becoming aware that the action approved by the resolution conferring the right to demand a repurchase has been taken. However, the repurchase demand may not be made later than 90 days after that action is taken.

391. As soon as the corporation receives a repurchase demand, it must notify the shareholder of the repurchase price it is offering for the shareholder’s shares. The repurchase price offered for the shares of a class or series must be the same as that offered to shareholders, if any, who exercised their right to demand a repurchase after informing the corporation of their intention to do so in accordance with Division I.

392. The corporation may not pay the repurchase price offered to the shareholder if such payment would make it unable to pay the maximum amount mentioned in the repurchase notice sent to the shareholders who informed the corporation, in accordance with section 376, of their intention to exercise their right to demand the repurchase of their shares. If the corporation cannot pay to the shareholder the full amount offered to the shareholder, the directors are solidarily liable for payment to the shareholder of the sums needed to complete the payment of that amount. The directors are subrogated to the shareholder’s rights against the corporation, up to the sums they have paid.

DIVISION III

SPECIAL PROVISIONS WITH RESPECT TO BENEFICIARY

393. A beneficiary who may give instructions to a shareholder as to the exercise of rights attaching to a share has the right to demand the repurchase of that share as though the beneficiary were a shareholder; however, the beneficiary may only exercise that right by giving instructions for that purpose to the shareholder. The beneficiary’s instructions must allow the shareholder to exercise the right in accordance with this chapter.

394. A shareholder is required to notify the beneficiary of the calling of any shareholders meeting at which a resolution that could give rise to the right to demand a repurchase may be adopted, specifying that the beneficiary may exercise that right as though the beneficiary were a shareholder. The shareholder is presumed to have fulfilled that obligation if the beneficiary is notified in accordance with any applicable regulations under the Securities Act (chapter V-1.1).

395. A shareholder must inform the corporation of the identity of a beneficiary who intends to demand the repurchase of shares, and of the number of shares to be repurchased, within the period prescribed by section 376.

396. A shareholder who demands the repurchase of shares in accordance with the instructions of a beneficiary may demand the repurchase of part of the shares to which that right is attached.

397. The beneficiary’s claim with respect to shares for which the full repurchase price could not be paid, as well as the other rights granted to a beneficiary under this chapter, may be exercised directly against the corporation. Likewise, after the repurchase price has been fully paid, the rights granted to a beneficiary under this chapter regarding an increase in the repurchase price may be exercised directly against the corporation.”

ANNEX D ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

(a)

The arrangement (the “Arrangement”) under Chapter XVI – Division II of the Business Corporations Act (Québec) (the “QBCA”) of Repare Therapeutics Inc. (the “Company”), pursuant to the arrangement agreement (as it may from time to time be amended, modified or supplemented, the “Arrangement Agreement”) between the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp. and Xoma Royalty Corporation dated November 14, 2025, all as more particularly described and set forth in the management information circular of the Company dated ●, 2025 (the “Circular”) and as it may from time to time be amended, modified or supplemented in accordance with the Arrangement Agreement, is hereby authorized, approved and adopted.

(b)

The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Annex E to the Circular, is hereby authorized, approved and adopted.

(c)

The (i) Arrangement Agreement and all transactions contemplated therein, (ii) actions of the directors of the Company in approving the Arrangement Agreement, and (iii) actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, and causing the performance by the Company of its obligations thereunder, are hereby ratified and approved.

(d)

The Company is hereby authorized to apply for a final order from the Superior Court of Québec (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(e)

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of the Company or that the Arrangement has been approved by Court, the directors of the Company are hereby authorized and empowered, at their discretion, without notice to or approval of the shareholders of the Company, (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

(f)

Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to make or cause to be made an application to the Court for an order approving the Arrangement and to deliver or file all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

(g)

Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and deliver or cause to be executed and delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

D-1

ANNEX E PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER CHAPTER XVI – DIVISION II OF THE

BUSINESS CORPORATIONS ACT (QUÉBEC)

ARTICLE 1

INTERPRETATION

1.1	Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):

(a)	“Affected Securities” means the Common Shares, the Incentive Securities and the Warrant.

(b)	“Affected Securityholders” means the Shareholders, the holders of Incentive Securities and the holder of the Warrant.

(c)	“AMF” means the Autorité des marchés financiers (Québec).

(d)

“Arrangement” means an arrangement under Chapter XVI – Division II of the QBCA in accordance with the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

(e)

“Arrangement Agreement” means the arrangement agreement dated as of November 14, 2025 among Parent, the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

(f)	“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Meeting.

(g)

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the QBCA to be sent to the Enterprise Registrar after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in a form satisfactory to the Company and the Purchaser, each acting reasonably.

(h)

“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of Québec, and (ii) a day on which banks are generally closed in the City of Montréal, Québec, Canada, or the City of Boston, Massachusetts, United States.

(i)	“Cash Amount” means an amount equal to (i) the Closing Net Cash as of the Cash Determination Time divided by (ii) the Company Outstanding Shares.

(j)	“Cash Determination Time” means the time immediately prior to the Effective Time.

(k)	“Certificate of Arrangement” means the certificate giving effect to the Arrangement issued by the Enterprise Registrar in accordance with the QBCA in respect of the Articles of Arrangement.

(l)	“Closing Cash Calculation” has the meaning specified in the Arrangement Agreement.

(m)	“Closing Net Cash” has the meaning specified in the Arrangement Agreement.

(n)	“Common Shares” means the common shares in the capital of the Company.

(o)	“Company” means Repare Therapeutics Inc., a corporation existing under the laws of the Province of Québec.

(p)

“Company Outstanding Shares” means the total number of issued and outstanding Common Shares at the Effective Time, on a partially diluted basis taking into account the Common Shares issuable upon exercise of all Options and upon settlement of all RSUs.

(q)	“Consideration” means, per Common Share, the Cash Amount payable by the Company pursuant to the Distribution plus one CVR issuable by the Purchaser.

(r)	“Court” means the Superior Court of Québec, Commercial Division.

(s)

“CVR” means a contingent value right, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement.

(t)

“CVR Agreement” means the contingent value rights agreement to be entered into on or prior to the Effective Date by Parent, Purchaser and the Rights Agent, in substantially the form attached as Schedule F to the Arrangement Agreement.

(u)

“Depositary” means Computershare Investor Services Inc. or such other person as the Company and the Purchaser may agree to appoint to as depositary for the Common Shares in relation to the Arrangement, each acting reasonably.

(v)	“Dissent Rights” has the meaning specified in Section 3.1.

(w)

“Dissenting Shareholder” means a registered holder of Common Shares as of the Record Date who has duly and validly exercised its Dissent Rights in accordance with Section 3.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.

(x)	“DRS Advice” means a direct registration statement advice.

(y)	“Effective Date” means the date on the Certificate of Arrangement.

(z)	“Effective Time” means 12:01 a.m. (Montréal Time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.

(aa)

“Encumbrance” means any encumbrance, lien, mortgage, charge, hypothec, pledge, title retention agreement, security interest of any nature, prior claim, adverse interest, adverse claim, exception, reservation, servitude, right of occupation, any matter capable of registration against title, option, right of pre-emption, right of first refusal, privilege, other third-party interest or encumbrance of any kind or any Contract to create any of the foregoing, in each case, whether contingent or absolute.

(bb)	“Enterprise Registrar” means the enterprise registrar (Registraire des entreprises) appointed by the Minister of Employment and Social Solidarity (Québec);

(cc)	“Equity Incentive Plan” means the Repare Therapeutics Inc. 2020 Equity Incentive Plan;

(dd)	“Fair Value” means with regard to a Common Share, the fair value of such Common Share at the Effective Time (taking into consideration the Distribution).

(ee)

“Final Order” means the final order of the Court, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably).

(ff)	“Governmental Entity” means:

(i)	any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi-government, administrative, judicial or regulatory authority (including any Securities Authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

(ii)	any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court;

(iii)	any stock exchange; or

(iv)	any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf.

(gg)	“Incentive Securities” means the Options and the RSUs.

(hh)

“Incentive Securities Cash Balance” means the balance of the aggregate Cash Amount allocated to the holders of Incentive Securities following the payments made pursuant to both Section 2.3(b) and Section 2.3(c).

(ii)	“Incentive Securities Consideration” means, per Incentive Security, the Cash Amount plus one (1) CVR issuable by the Purchaser.

(jj)

“Interim Order” means the interim order of the Court, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably.

(kk)

“Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter.

(ll)	“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Shareholders in connection with the Arrangement.

(mm)

“Meeting” means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.

(nn)	“Option Plan” means the Repare Therapeutics Inc. Amended and Restated Option Plan.

(oo)	“Options” means outstanding options to acquire Common Shares under the Option Plan or the Equity Incentive Plan, as applicable.

(pp)	“Parties” means the Company, Parent and the Purchaser and “Party” means any one of them.

(qq)

“person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

(rr)

“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

(ss)

“Purchaser” means Xeno Acquisition Corp., a corporation existing under the laws of Delaware, or, in accordance with Section 9.12 of the Arrangement Agreement, any of its successors or permitted assigns.

(tt)	“QBCA” means the Business Corporations Act (Québec).

(uu)	“Record Date” means the record date for determining Shareholders entitled to vote at the Meeting.

(vv)	“RSUs” means the restricted share units issued under the Equity Incentive Plan.

(ww)	“SEC” means the U.S. Securities and Exchange Commission.

(xx)	“Securities Authorities” means, collectively, the AMF and the SEC;

(yy)	“Securityholders” means the Shareholders and the holders of Incentive Securities;

(zz)	“Shareholders” means the holders of Common Shares.

(aaa)	“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder.

(bbb)	“Warrant” means that certain warrant of the Company to purchase up to 35,000 Common Shares dated November 7, 2024 issued to ASTR Partners LLC and evidenced by warrant certificate CSW-#1.

1.2	Certain Rules of Interpretation

In this Plan of Arrangement, unless otherwise specified:

(a)	references to “herein,” “hereby,” “hereunder,” “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)	references to an “Article,” “Section” or a “Schedule” are references to an Article, Section of or Schedule to this Agreement;

(c)	words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders;

(d)	the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)

references to any legislation or to any provision of any legislation shall include any legislative provision substituted therefor and all regulations, resolutions, rules and interpretations issued thereunder or pursuant thereto, in each case as the same may have been or may hereafter be amended or re-enacted from time-to-time unless stated otherwise;

(f)

references to any agreement or document shall be to such agreement or document (together with all schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time-to-time;

(g)	wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation,” respectively;

(h)	the words “the aggregate of,” “the total of,” “the sum of,” or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”;

(i)	time is of the essence in the performance of the Parties’ respective obligations; and

(j)

unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

ARTICLE 2

THE ARRANGEMENT

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of and forms part of the Arrangement Agreement, and constitutes an arrangement under Chapter XVI – Division II of the QBCA.

2.2	Binding Effect

This Plan of Arrangement and the Arrangement, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective and be binding on the Company, Parent, the Purchaser, all registered and beneficial Shareholders (including Dissenting Shareholders), holders of Incentive Securities, the holder of the Warrant, the registrar and transfer agent of the Company, the Depositary and all other applicable persons, at and after the Effective Time, in each case without any further act or formality required on the part of any person. The Certificate of Arrangement shall be conclusive evidence that this Plan of Arrangement has become effective and that each of the provisions of Section 2.3 has become effective in the sequence set out therein.

2.3	Arrangement

Commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, effective as at five-minute intervals starting at the Effective Time, except as indicated otherwise:

(a)

the Company shall reduce its issued share capital maintained in respect of the Common Shares by an aggregate amount equal to the aggregate Cash Amount payable to the Shareholders plus the Incentive Securities Cash Balance and distribute to the Shareholders an amount per Common Share equal to the sum of (i) the Cash Amount, plus (ii) (A) the Incentive Securities Cash Balance divided by (B) the number of issued and outstanding Common Shares as at immediately prior to the Effective Time;

(b)

concurrently with step (a) above, each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan or the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, with such amount to be paid to the applicable holders in accordance with Section 4.1(d), and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Incentive Securities Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;

(c)

concurrently with step (a) above, each RSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan governing such RSU or any award or similar agreement pursuant to which any RSUs were granted or awarded, as applicable, be deemed to be unconditionally vested and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount, with such amount to be paid to the applicable holders in accordance with Section 4.1(d), and (ii) one CVR, and such RSU shall immediately be cancelled and all of the Company’s obligations with respect to each such RSU shall be deemed to be fully satisfied;

(d)

concurrently with step (a) above, (i) each holder of Incentive Securities shall cease to be a holder of such Incentive Securities, (ii) such holder’s name shall be removed from each applicable register, (iii) the Equity Incentive Plan, Option Plan and any and all award or similar agreements relating to the Incentive Securities shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Incentive Securities and thereafter have only the right to receive the Incentive Securities Consideration to which they are entitled pursuant to Section 2.3(b) and Section 2.3(c), as applicable, at the time and in the manner specified in Section 2.3(b), Section 2.3(c) and Section 4.1, as applicable;

(e)

concurrently with step (a) above, the Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of such Warrant and any subscription or similar agreement pursuant to which such Warrant was issued, be deemed to be transferred and surrendered by such holder to the Company, and such Warrant shall immediately be cancelled and all of the Company’s obligations with respect to such Warrant shall be deemed to be fully satisfied. For greater certainty, because the exercise price in respect of such Warrant is greater than the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Warrant the Consideration or any other amount in respect of such Warrant, and such Warrant shall be immediately cancelled and surrendered for no consideration. In addition, (i) the former holder of the Warrant shall cease to be a holder of such Warrant, (ii) such holder’s name shall be removed from the register of Warrants, (iii) the Warrant agreement and any and all subscription or similar agreements relating to the Warrant shall be terminated and shall be of no further force and effect; and (iv) such holder shall cease to have any rights as a holder in respect of such Warrant;

(f)

each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3, and:

(i)

such Dissenting Shareholder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid the Fair Value by the Purchaser for such Common Share set out in Section 3.1;

(ii)	such Dissenting Shareholder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

(g)

each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under Section 2.3(f), the Purchaser or any affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser of one CVR per Common Share, and:

(i)	each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid one CVR per Common Share;

(ii)	the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company; and

(h)

the exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3

RIGHTS OF DISSENT

3.1	Rights of Dissent

Each registered holder of Common Shares as of the Record Date may exercise dissent rights with respect to all Common Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Chapter XIV – Division I of the QBCA, as modified by this Section 3.1, the Interim Order and any other order of the Court, provided that, as a condition precedent to the exercise of Dissent Rights and notwithstanding Section 376 of the QBCA, the written notice setting forth such a registered Shareholder’s objection to the Arrangement Resolution and exercise of Dissent Rights must be received by the Company not later than 5:00 p.m. (Montréal time) two Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time). Each Dissenting Shareholder that duly exercises such holder’s Dissent Rights shall, notwithstanding anything to the contrary in Section 376 of the QBCA, be deemed to have transferred the Common Shares held by such holder and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Encumbrances (other than the right to be paid Fair Value for such Common Shares as set out in this Section 3.1), as provided in Section 2.3(f) and if they:

(a)

ultimately are entitled to be paid Fair Value for such Common Shares: (i) shall be deemed to have participated in the transactions in Section 2.3(a) and Section 2.3(f) (but not to have participated in the transaction in Section 2.3(g)); (ii) will be entitled to be paid the Fair Value of such Common Shares by the Purchaser, less any applicable withholdings pursuant to Section 4.3, which Fair Value, notwithstanding anything to the contrary contained in the QBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any other payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Common Shares; or

(b)

ultimately are not entitled, for any reason, to be paid Fair Value for such Common Shares, shall be deemed to have participated in the Arrangement on the same basis as a Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the consideration contemplated by Section 2.3(a) and Section 2.3(g) hereof that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.

3.2	Recognition of Dissenting Shareholders

(a)

In no circumstances shall the Purchaser, the Company or any other person be required to recognize a person exercising Dissent Rights in respect of any Common Shares unless such person is the registered holder of those Common Shares as of the Record Date and as of the deadline for exercising Dissent Rights in respect of which such rights are sought to be exercised.

(b)

For greater certainty, in no case shall the Purchaser, the Company or any other person be required to recognize Dissenting Shareholders as holders of Common Shares in respect of which Dissent Rights have been validly exercised after the completion of the transfer under Section 2.3(g), and the names of such Dissenting Shareholders shall be removed from the Company’s central securities register in respect of those Common Shares in respect which Dissent Rights have been validly exercised at the same time as the event described in Section 2.3(g) occurs.

(c)

In addition to any other restrictions under Chapter XIV – Division I of the QBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Incentive Securities, (ii) the holder of the Warrant, and (ii) holders of Common Shares who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution.

ARTICLE 4

CERTIFICATES AND PAYMENTS

4.1	Payment and Delivery of Consideration

(a)

The Company shall, following receipt of the Final Order and final agreement on the Closing Cash Calculation, and at least one Business Day prior to the Effective Date, provide or cause to be provided to, the Depositary sufficient funds to satisfy the aggregate Cash Amount and Incentive Securities Cash Balance payable to the Shareholders pursuant to this Plan of Arrangement, which funds shall be held by the Depositary in escrow as agent and nominee for such Shareholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably).

(b)

The Purchaser shall, following receipt of the Final Order, and at least one Business Day prior to the Effective Date, provide or cause to be provided to the Depositary CVRs to satisfy the aggregate number of CVRs payable in accordance herewith, which CVRs shall be held by the Depositary in escrow as agent and nominee for such Securityholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably).

(c)

Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(f) or Section 2.3(g), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, such Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, (i) the cash payment which such holder has the right to receive under the Plan of Arrangement for such Common Shares, without interest, less any amounts withheld pursuant to Section 4.3, and any certificate or DRS Advice so surrendered shall forthwith be cancelled; and (ii) the number of CVRs which such Shareholder has the right to receive under the Plan of Arrangement for such Common Shares.

(d)

As soon as practicable after the Effective Time, the Purchaser shall cause the Company or its Subsidiary (as applicable) to deliver to each former holder of Incentive Securities, (i) the Cash Amount, if any, net of applicable withholdings pursuant to Section 4.3 (and in the case of Options, net of the applicable exercise price thereof), that such holder is entitled to receive under this Plan of Arrangement, either (A) pursuant to the normal payroll practices and procedures of the Company or its Subsidiary, or (B) in the event that payment pursuant to the normal payroll practices and procedures of the Company or its Subsidiary is not applicable to or practicable for any such holder, by cheque (delivered to the address of such holder of Incentive Securities, as reflected on the register maintained by or on behalf of the Company in respect of Incentive Securities) or such other means as the Company may elect and (ii) the number of CVRs which such former holder of Incentive Securities has the right to receive under the Plan of Arrangement for such Incentive Securities. Notwithstanding that amounts under this Plan of Arrangement are calculated in U.S. dollars, the Company is entitled to make the payments contemplated in this Section 4.1(d) in the applicable currency in respect of which the Company customarily makes payment to such holder by using the applicable Bank of Canada daily exchange rate in effect on the Business Day immediately preceding the date of payment to such holder.

(e)

Until surrendered as contemplated by this Section 4.1, each certificate or DRS Advice that immediately prior to the Effective Time represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration which the holder is entitled to receive pursuant to this Section 4.1, less any amounts withheld pursuant to

Section 4.3. Any such certificate or DRS Advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, all Consideration to which such former Shareholder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(f)

Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Cash Amount and pro rata share of the Incentive Securities Cash Balance pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser for no consideration.

(g)

No Affected Securityholder shall be entitled (following the completion of the Plan of Arrangement) to receive any consideration with respect to such Affected Securities other than the cash payment, if any, which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than, in respect of Common Shares, the Distribution and any declared but unpaid dividends with a record date prior to the Effective Date. Other than the Distribution, no distribution (including any dividend) declared or made after the Effective Time with respect to any securities of the Company with a record date on or after the Effective Date shall be delivered to the holder of any unsurrendered certificate or DRS Advice which, immediately prior to the Effective Date, represented outstanding Common Shares that were transferred pursuant to Section 2.3.

4.2	Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will pay in exchange for such lost, stolen or destroyed certificate, the cash payment that such Shareholder has the right to receive in accordance with Section 2.3 and such Shareholder’s Letter of Transmittal. When authorizing such exchange for any lost, stolen or destroyed certificate, the person to whom such cash payment is to be delivered shall, as a condition precedent to the delivery of such cash payment, give a bond satisfactory to the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser may direct (acting reasonably), or otherwise indemnify the Purchaser and the Depositary in a manner satisfactory to the Purchaser and the Depositary (acting reasonably) against any claim that may be made against the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3	Withholding Rights

Notwithstanding anything to the contrary in the Arrangement Agreement, this Plan of Arrangement or the CVR Agreement, each Party, the Depositary, their respective affiliates, or any other person that makes a payment under the Arrangement Agreement, this Plan of Arrangement or the CVR Agreement, as applicable, shall be entitled to deduct and withhold from any Consideration or other amount payable or otherwise deliverable to any person, including Shareholders exercising Dissent Rights, former Shareholders and holders of Incentive Securities, pursuant to the Arrangement Agreement, this Plan of Arrangement, or the CVR Agreement such Tax or other amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom in accordance with the Tax Act or any other provisions of any applicable Laws or the administrative practice of any Governmental Entity. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under the Arrangement Agreement this Plan of Arrangement or the CVR Agreement as having been paid to the person in respect of which such deduction or withholding was made. Any such deducted or withheld amounts shall be remitted to the appropriate Governmental Entity as required by applicable Law.

4.4	No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Encumbrances or other claims of third parties of any kind.

4.5	Calculations

All aggregate amounts of cash consideration to be received under this Plan of Arrangement will be calculated to the nearest cent ($0.01). All calculations and determinations made in good faith by the Purchaser, the Company or its Subsidiary, or the Depositary, as applicable, for the purposes of this Plan of Arrangement shall be conclusive, final and binding.

ARTICLE 5

AMENDMENTS

5.1	Amendments to Plan of Arrangement

(a)

The Company and the Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Purchaser and the Company (subject to the Arrangement Agreement), each acting reasonably, (iii) be filed with the Court and, if made following the Meeting, approved by the Court, and (iv) be communicated to Shareholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Meeting (provided that the Purchaser or the Company (subject to the Arrangement Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders in the manner directed by the Court.

(d)	The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 6

PARAMOUNTCY

From and after the Effective Time (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Incentive Securities and the Warrant, (b) the rights and obligations of registered and beneficial holders of Common Shares (including Dissenting Shareholders), Incentive Securities and the Warrant, and the Company, the Purchaser, the Depositary and any trustee or registrar and transfer agent for the Common

Shares, Incentive Securities and the Warrant, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Incentive Securities and the Warrant shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 7

FURTHER ASSURANCES

7.1	Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

ANNEX F INTERIM ORDER

CANADA PROVINCE OF QUEBEC DISTRICT OF QUEBEC	S U P E R I O R C O U R T Commercial Division

File: No: 500-11	Montreal, December 10, 2025 Present: The Honourable Karen M. Rogers, J.S.C.

IN THE MATTER OF A PROPOSED ARRANGEMENT BY: REPARE THERAPEUTICS INC

Applicant

and

XENOTHERAPEUTICS INC. -and- XENO ACQUISITION CORP. -and- XOMA ROYALTY CORPORATION -and-

THE AUTORITÉ DES MARCHÉS FINANCIERS

Impleaded Parties

INTERIM ORDER1

GIVEN the Applicant Repare Therapeutics Inc.’s (the “Applicant”), Application for Interim and Final Orders with Respect to an Arrangement pursuant to the Business Corporations Act (Québec), R.S.Q., c. S-31.1 (the “QBCA”), the exhibits, and the affidavit of Steve Forte filed in support thereof (the “Application”);

GIVEN that this Court is satisfied that the Autorité des marchés financiers has been duly served with the Application and has confirmed in writing that it would not appear or be heard on the Application;

GIVEN the representations of counsel for the Applicant;

GIVEN the provisions of the QBCA;

GIVEN that this Court is satisfied, at the present time, that the proposed transaction is an “arrangement” within the meaning of Section 415 of the QBCA;

[1]	All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Information Circular.

GIVEN that this Court is satisfied, at the present time, that it is impracticable or too onerous in the circumstances for the Applicant to effect the arrangement proposed under any other provision of the QBCA;

GIVEN that this Court is satisfied, at the present time, that the Applicant is not insolvent and meets the requirements set out in Section 414 of the QBCA;

GIVEN that this Court is satisfied, at the present time, that the arrangement is put forward in good faith and, in all likelihood, for a valid business purpose;

FOR THESE REASONS, THE COURT:

[1]	GRANTS the interim order sought in the Application (the “Interim Order”);

[2]

ORDERS that all holders of Common Shares (the “Shareholders”), holders of options to acquire Common Shares under the Option Plan or the Equity Incentive Plan (the “Options”), holders of restricted share units (“RSUs” and collectively the “Incentive Securities”), warrant holder, Xeno Acquisition Corp. (the “Purchaser”), XenoTherapeutics, Inc. and Xoma Royalty Corporation be deemed parties, as Impleaded Parties, to the present proceedings and be bound by the terms of any Order rendered herein;

[3]	DISPENSES the Applicant of the obligation, if any, to notify any person other than the Autorité des marchés financiers (the “AMF”) with respect to the Interim Order;

The Meeting

[4]

ORDERS that the Applicant may convene, hold and conduct a special meeting of Shareholders (the “Meeting”) on January 16, 2026, at 10:00 am. (Montreal time), online at [●], at which time the Shareholders will be asked, among other things, to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) substantially in the form set forth in Annex “D” to the management information circular (the “Information Circular,” Exhibit P-3) to, among other things, authorize, approve and adopt the proposed arrangement (the “Arrangement”), and to transact such further and other business as may properly be brought before the Meeting or any postponement or adjournment thereof, the whole in accordance with the terms, restrictions and conditions of the articles and by-laws of the Applicant, the QBCA, and this Interim Order, provided that to the extent there is any inconsistency between this Interim Order and the terms, restrictions and conditions of the articles and by-laws of the Applicant or the QBCA, this Interim Order shall govern;

[5]

ORDERS that in respect of the vote on the Arrangement Resolution or any matter determined by the chair of the Meeting to be related to the Arrangement, each registered holder of Common Shares shall be entitled to cast one vote in respect of each such Common Share held;

[6]

ORDERS that the quorum shall be present at the Meeting if, at the opening of the Meeting, two persons who are, or who represent by proxy, Shareholders of Common Shares carrying, in the aggregate, at least 25% of the aggregate number of votes attaching to all the outstanding Shares entitled to be voted at the Meeting are present, whether virtually present or represented by proxy;

[7]

ORDERS that the only persons entitled to attend, be heard or vote at the Meeting (as it may be adjourned or postponed) shall be the registered Shareholders at the close of business on November 21, 2025 (the “Record Date”), their duly appointed proxy holders, provided however that such other persons having the permission of the chair of the Meeting shall also be entitled to attend and be heard at the Meeting;

[8]	ORDERS that the chair of the Meeting shall be determined by the Applicant and that he or she shall have all necessary powers for the purposes of the Meeting (as it may be adjourned or postponed);

[9]

ORDERS that for the purpose of the vote on the Arrangement Resolution, or any other vote taken by ballot at the Meeting, any spoiled ballots, illegible ballots and defective ballots shall be deemed not to be votes cast by Shareholders and further ORDERS that proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution;

[10]

ORDERS that the Applicant, if it deems it advisable, be authorized with the consent of the Purchaser if required pursuant to the terms of the Arrangement Agreement, to adjourn or postpone the Meeting on one or more occasions (whether or not a quorum is present), without the necessity of first convening the Meeting or first obtaining any vote of Shareholders respecting the adjournment or postponement; further ORDERS that notice of any such adjournment or postponement shall be given by press release, newspaper advertisement or by mail, as determined to be the most appropriate method of communication by the Applicant; further ORDERS that any adjournment or postponement of the Meeting will not change the Record Date for Shareholders entitled to notice of, and to vote at, the Meeting and further ORDERS that at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent reconvening of the Meeting;

[11]	ORDERS that subject to terms of the Arrangement Agreement:

(a)

the Applicant and the Purchaser may amend, modify and/or supplement the Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Purchaser and the Applicant (subject to the Arrangement Agreement), each acting reasonably, (iii) be filed with the Court and, if made following the Meeting, approved by the Court, and (iv) be communicated to Shareholders if and as required by the Court;

(b)

any amendment, modification or supplement to the Plan of Arrangement may be proposed by the Applicant or the Purchaser at any time prior to the Meeting (provided that the Purchaser or the Applicant (subject to the Arrangement Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of the Plan of Arrangement for all purposes;

(c)

Any amendment, modification or supplement to the Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of the Applicant and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders in the manner directed by the Court; and

(d)	the Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement;

[12]

ORDERS that the Applicant is authorized to use proxies at the Meeting; the Applicant is authorized, at its expense, to solicit proxies on behalf of its management, directly or through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as it may determine; and that the Applicant may waive, in its discretion, the time limits for the deposit of proxies by the Shareholders if it considers it advisable to do so;

[13]

ORDERS that the registered Shareholders at close of business (Montréal time) on the Record Date or their proxyholders shall be the only persons entitled to vote at the Meeting (as it may be adjourned or postponed);

[14]

ORDERS that, to be effective, the Arrangement Resolution, with or without variation, must be approved by the affirmative vote of not less than (i) not less than 66 2/3% of the votes cast on the Arrangement Resolution by the Shareholders present in person or by proxy at the Meeting and entitled to vote at the Meeting, each being entitled to one vote per Share; and (ii) a simple majority of the votes cast on the Arrangement Resolution by Shareholders (other than the Shareholders excluded pursuant to items (a) through (d) of section 8.1(2) of MI 61-101, if applicable) present in person or represented by proxy at the Meeting and entitled to vote at the Meeting, each being entitled to one vote per Share; and further ORDERS that such vote shall be sufficient to authorize and direct the Applicant to do all such acts and things as may be necessary or desirable to give effect to the Arrangement and the Plan of Arrangement on a basis consistent with what has been disclosed to the Shareholders in the Notice Materials (as this term is defined below);

The Notice Materials

[15]

ORDERS that the Applicant shall give notice of the Meeting, and that service of the Application for a Final Order shall be made by mailing or delivering, in the manner hereinafter described and to the persons hereinafter specified, a copy of this Interim Order, together with the following documents, with such non-material amendments thereto as the Applicant may deem to be necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order (collectively, the “Notice Materials”):

(a)	the Information Circular with its appendices, essentially similar to the draft communicated as Exhibit P-3;

(b)	the Notice of Meeting, essentially similar to the draft communicated as Exhibit P-3;

(c)

a notice substantially in the form of the draft filed as Schedule “G” to the Information Circular providing, among other things, the date, time and room where the Application for a Final Order will be heard, and that a copy of the Application can be found on SEDAR+ at www.sedarplus.ca and EDGAR at SEC.gov | EDGAR Full Text Search (the “Notice of Presentation”);

(d)	proxy forms for the Shareholders (the “Proxy Forms”), essentially similar to the draft communicated as Exhibit P-4, which shall be finalized by inserting the relevant dates and other information;

(e)	a transmittal letter to the Shareholders essentially similar to the draft communicated as Exhibit P-5;

[16]	ORDERS that the Notice Materials shall be distributed:

(a)	to the registered Shareholders by mailing the same to such persons in accordance with the QBCA and the Applicant’s by-laws, at least twenty-one (21) days prior to the date of the Meeting;

(b)	to the non-registered Shareholders, in compliance with National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer;

(c)	to the Applicant’s directors and auditors, by delivering same at least twenty-one (21) days prior to the date of the Meeting in person or by recognized courier service or by email; and

(d)	to the AMF, by delivering same at least twenty-one (21) days prior to the date of the Meeting in person or by recognized courier service or by email;

[17]

ORDERS that the date for the determination of Shareholders entitled to receive the Notice Materials and to attend and be heard at the Meeting and vote on the Arrangement Resolution shall be the Record Date;

[18]

ORDERS that the Applicant may make, in accordance with this Interim Order, such additions, amendments or revision to the Notice Materials as it determines to be appropriate (the “Additional Materials”), which shall be distributed to the persons entitled to receive the Notice Materials pursuant to this Interim Order by (i) the Applicant issuing a press release outlining the additions, amendments or revisions, or (ii) distributing the Additional Materials by any other method and in the time determined by the Applicant to be most practicable in the circumstances;

[19]

DECLARES that the mailing or delivery of the Notice Materials and any Additional Materials in accordance with this Interim Order as set out above constitutes good and sufficient notice of the Meeting upon all persons, and that no other form of service of the Notice Materials and any Additional Materials or

any portion thereof, or of the Application need be made, or notice given or other material served in respect of the Meeting to any persons;

[20]	ORDERS that the Notice Materials and any Additional Materials shall be deemed, for the purposes of the present proceedings, to have been received and served upon:

(a)	in the case of distribution by mail, on the day of delivery to the post office or to the depositary, as the case may be;

(b)	in the case of delivery in person or by courier, upon receipt thereof at the intended recipient’s address; and

(c)	in the case of delivery by facsimile transmission or by e-mail, on the day of transmission;

[21]

DECLARES that the accidental failure or omission to give notice of the Meeting to, or the non-receipt of such notice by, one or more of the persons specified in the Interim Order shall not invalidate any resolution passed at the Meeting or the proceedings herein, and shall not constitute a breach of the Interim Order or defect in the calling of the Meeting, provided that if any such failure or omission is brought to the attention of the Applicant, it shall use reasonable efforts to rectify such failure or omission by the method and in the time they determine to be most reasonably practicable in the circumstances;

Dissent Rights

[22]

ORDERS, pursuant to Subsection 416, al 2(5) of the QBCA, that the Shareholders of the Applicant shall be entitled to exercise the right to demand the repurchase of their Shares (the “Dissent Right”), and that Sections 377 to 388 of the QBCA (subject to the terms of the Plan of Arrangement and this Interim Order) shall apply mutatis mutandis to the exercise of such Dissent Right subject to the modifications set out on the Interim Order to be rendered herein and the Plan of Arrangement;

[23]

ORDERS that in accordance with the Dissent Right set forth in the Plan of Arrangement, a registered Shareholder who wishes to exercise Dissent Rights must send to the Applicant a written notice (the “Dissent Notice”) at its administrative office at 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Québec, Canada H4S 1Z9, Attention: Secretary or by emailing investor@reparerx.com by no later than 5:00 p.m. (Montreal Time) on January 14, 2026 (or by 5:00 p.m. (Montreal Time) on the second Business Day immediately preceding the date that any adjourned or postponed Meeting is reconvened);

[24]

DECLARES that a Shareholder who has submitted a Dissent Notice (a “Dissenting Shareholder”) and who votes in favor of the Arrangement Resolution shall no longer be considered as having exercised its Dissent Right with respect to the Common Shares voted in favor of the Arrangement Resolution, and that a vote against the Arrangement Resolution or an abstention shall not constitute a Dissent Notice;

[25]

ORDERS that any Dissenting Shareholder wishing to apply to a Court to fix a fair value for Common Shares in respect of which Dissent Rights have been duly exercised must apply to the Superior Court of Québec;

[26]

ORDERS that from and after the Effective Time (as defined in the Plan of Arrangement), and in accordance with the Dissent Rights set forth in the Plan of Arrangement, each outstanding Share held by a Dissenting Shareholder shall be deemed to be transferred by the holder thereof to the Purchaser and each Dissenting Shareholder shall cease to have any rights as a Shareholder other than the right to be paid the fair value of their Shares by the Purchaser in accordance with Section 3.1 of the Plan of Arrangement, the name of such Dissenting Shareholder shall be removed from the register of holders of Common Shares and the Purchaser shall be recorded as the holder of the Common Shares so transferred and shall be deemed to be the legal and beneficial owner thereof, and further ORDERS that as of the Effective Date (as defined in the Plan of Arrangement) the Purchaser shall assume all obligations of the Applicant for the purposes of Sections 382 to 388 of the QBCA and shall be entitled to exercise all of the rights of the Application thereunder, in the place and stead of the Applicant;

The Final Order Hearing

[27]

ORDERS that, subject to the approval by the Shareholders of the Arrangement Resolution in the manner set forth in this Interim Order, the Applicant may apply for this Court to sanction the Arrangement by way of a final order (the “Final Order”);

[28]

ORDERS that the Application for Final Order be presented on January 23, 2026, before the Superior Court of Québec, sitting in Commercial Division in and for the district of Montreal, at the Montreal Courthouse, located at 1 Notre-Dame Street East, Montreal, Québec, H2Y 1B6, Room [●] at [●] or so soon thereafter as counsel may be heard, or at any other place, date or time this Court may see fit;

[29]

ORDERS that the mailing or delivery of the Notice Materials constitutes good and sufficient service of the Application and good and sufficient notice of presentation of the Application for Final Order to all persons, whether those persons reside within Québec or in another jurisdiction;

[30]	ORDERS that the only persons entitled to appear and be heard at the Final Order hearing shall be the Applicant, the Purchaser and any person that:

(a)

files an answer with this Court’s registry and serves same on the Applicant’s counsel, c/o Mtre Stephanie Lapierre (by email: slapierre@stikeman.com) and Mtre Jeremy Sculnick (by email: jsculnick@stikeman.com) of Stikeman Elliott LLP, 1155, René-Lévesque Blvd West, 41st floor, Montreal (Québec) H3B 3V2, by no later than 4:30 p.m. (Montreal Time) on or before January 16, 2026; and

(b)

if such appearance is with a view to contesting the Application for a Final Order, serves on the Applicant’s counsel (at the above address), no later than 4:30 p.m. (Montreal Time) on or before January 20, a written contestation supported as to the facts alleged by affidavit(s) and exhibit(s), if any;

[31]	ALLOWS the Applicant to file any further evidence it deems appropriate, by way of supplementary affidavits or otherwise, in connection with the Application for a Final Order;

Miscellaneous

[32]	DECLARES that the Applicant shall be entitled to seek leave to vary this Interim Order upon such terms and such notice as this Court deems just;

[33]

REQUESTS the aid and recognition of any court or any judicial, regulatory or administrative body in any province or territory of Canada, the Federal Court of Canada and any judicial, regulatory or administrative body of any other nation or state, to assist the Applicant and its agents in carrying the terms of this Interim Order;

[34]	ORDERS provisional execution of this Interim Order notwithstanding any appeal therefrom and without the necessity of furnishing any security;

[35]	THE WHOLE without costs;

THE HONOURABLE KAREN M. ROGERS, J.S.C.

ANNEX G NOTICE OF PRESENTATION

NOTICE OF PRESENTATION (FINAL ORDER)

TAKE NOTICE that the attached Application for the Issuance of Interim and Final Orders With Respect to an Arrangement will be presented for hearing and adjudication of the Final Order, in the Superior Court, sitting in Commercial Division, at the Montreal Courthouse, 1 Notre-Dame Street East, Montreal, Québec, H2Y 1B6, in Room [●] on January 23, 2026, at [●], or so soon thereafter as counsel may be heard.

Pursuant to the Interim Order issued by the Superior Court of Quebec on December 10, 2025, if you wish to make representations before the Court, you are required to file and serve upon the following persons a notice of appearance in the form required by the rules of the Court, and any affidavits and materials on which you intend to rely in connection with any submissions at the hearing, as soon as reasonably practicable and by no later than 4:30 pm (Eastern time) on January 16, 2026: Stéphanie Lapierre (by email: slapierre@stikeman.com) and Jeremy Sculnick (jsculnick@stikeman.com) at Stikeman Elliott LLP, 1155 Boul. René-Lévesque West, Suite 4100, Montreal, Quebec, Canada, H3B 3V2 (counsel for Repare Therapeutics Inc.).

If you wish to contest the Application for a Final Order, you are required, pursuant to the terms of the Interim Order, to serve upon the aforementioned counsel to the Applicant, with copy to counsel to the Purchaser, a written contestation, supported as to the facts alleged by affidavit(s) and exhibit(s), if any, by no later than 4:30 pm (Eastern time) on January 20, 2026.

TAKE FURTHER NOTICE that, if you do not file a written contestation and/or an appearance form within the above-mentioned time limits, you will not be entitled to contest the Motion for Final Order or make representations before the Court, and the Petitioner may be granted a judgment without further notice or extension.

If you wish to make representations or contest the issuance by the Court of the Final Order, it is important that you take action within the time limits indicated, either by retaining the services of an attorney who will represent you and act in your name, or by doing so yourself.

PLEASE ACT ACCORDINGLY.

G-1

MONTREAL, December ●, 2025

STIKEMAN ELLIOTT LLP

Me Stephanie Lapierre

Email: slapierre@stikeman.com

Phone : (514) 397-3029

Me Melis Celikaksoy

Email : mcelikaksoy@stikeman.com

Phone : (514) 397-3279

1155 René-Lévesque Blvd. West,

Suite 4100

Montreal, Québec, H3B 3V2

Attorneys for the Applicant Repare Therapeutics Inc.

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P.O. BOX 8016, CARY, NC 27512-9903Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on January 16, 2025The proxy statement is available at www.proxydocs.com/RPTXRepare Therapeutics Inc. Special Meeting of Shareholders For Shareholders of Record as of November 21, 2025 Friday, January 16, 2026 10:00 AM, Montréal Time Special Meeting will be held live via the Internet—please visit www.proxydocs.com/RPTX for more details. YOUR VOTE IS IMPORTANT!PLEASE VOTE BY: 10:00 AM, Montréal Time, January 16, 2026.Internet:www.proxypush.com/RPTX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your votePhone:1-866-858-9058 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Mail is the only method by which a holder may return their Proxy Card to appoint a person as proxyholder other than the Named Proxies This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Steve Forte and Sandra Alves (the “Named Proxies”), and each or either of them, OR print the name and e-mail of the person you are appointing if this person is someone other than the Named Proxies listed herein, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes such person or them, and each of them, as applicable, to vote all the shares in the share capital of Repare Therapeutics Inc. (the “Company”) which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such amendments or variations to the matters specified and other matters that may properly come before the meeting or any adjournment or postponement thereof. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above) and follow the instructions set forth herein to return your proxy card by mail. Proxies must be received by 10:00 AM, Montréal Time, on January 16, 2026.The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. This proxy should be read in conjunction with the proxy statement for the Special Meeting of Shareholders of the Company. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Repare Therapeutics Inc. Special Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4PROPOSAL1. Pursuant to an order from the Superior Court of Québec (Commercial Division), dated as of December 10, 2025, to consider, and, if thought advisable, to pass, with or without variation, a #P1# special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex D to the accompanying proxy statement and management information circular (the “Circular and Proxy Statement”), approving a plan of arrangement under Chapter XVI—Division II of the Business Corporations Act (Québec) (the “QBCA”) involving the Company and Xeno Acquisition Corp., a company existing under the laws of Delaware (the “Purchaser”), whereby the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares, all as more particularly described in the Circular and Proxy Statement.2. An ordinary resolution to approve, on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise#P2# relates to the Arrangement (the “Compensation Resolution”).3. In the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, (A) to consider, and if thought advisable, to pass, with or without variation, a special #P3# resolution pursuant to Section 308 of the QBCA to approve the voluntary liquidation (the “Liquidation”) and dissolution of the Company in the event the Arrangement is terminated (the “Liquidation Resolution”).4. In the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, to consider, and if thought advisable, to pass, with or without variation, a sepcial #P4# resolution pursuant to Section 325 of the QBCA to approve the appointment of KPMG LLP(‘KPMG”) or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company (the “Liquidator”) with authorization for the board of directors of the Company (the “Board”) to set the remuneration of the liquidator (the Liquidator Resolution”). NOTE: To transact such further or other business that may properly come before the Special Meeting or any adjournment or postponement thereof. BOARD OF DIRECTORSYOUR VOTE RECOMMENDS FOR AGAINST ABSTAINFOR#P1# #P1#FORFORFORYou must pre-register to attend the meeting online and/or participate at www.proxydocs.com/RPTX.Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date